UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3759

Variable Insurance Products Fund IV
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:

Consumer Discretionary Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listings, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Life of fundA
VIP Consumer Discretionary - Initial Class C	-34.10%	-5.15%	-3.25%
VIP Consumer Discretionary - Investor Class B, C	-34.10%	-5.20%	-3.28%

A From July 18, 2001.

B The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

C Prior to October 1, 2006, VIP Consumer Discretionary operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Consumer Discretionary Portfolio - Initial Class on July 18, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from John Harris, Portfolio Manager of VIP Consumer Discretionary Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

For the 12-month period ending December 31, 2008, the fund outpaced the -38.05% return of its sector benchmark, the MSCI® US Investable Market Consumer Discretionary Index, and the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) The fund outperformed the MSCI index by owning what I believed were quality firms whose earnings would hold up better in a downbeat environment. I looked for companies with strong franchises in their industries, solid balance sheets with minimal debt, and high cash flow generation. This was a stock picker's market, as evidenced by the fact that our performance was bolstered by stock selection across a wide variety of categories: cable and satellite, specialty stores, restaurants, broadcasting, automotive retail, home improvement retail, and auto parts and equipment. Relative results also benefited from an overweighting in home improvement retail and underweightings in several of the index's weaker areas, including auto parts and equipment, automobile manufacturers, publishing and broadcasting. Looking at individual stocks that helped results, home improvement retailer Lowe's was an example of a leading franchise in its category with a good balance sheet and strong cash flow, and its stock solidly outperformed the index. Enrollment increased at adult education firm Apollo Group, sending its shares up during a period when a majority of stocks declined. Avoiding three index components that fell sharply - General Motors; media firm CBS; and Garmin, a maker of GPS (global positioning system) devices - aided results as well. On the negative side, performance was held back by stock selection in homefurnishing retail and in casinos and gaming, and by an overweighting in the latter area. Our shares in Las Vegas Sands plummeted as the casino operator's business in Macao - a region of China that is one of the world's fastest-growing gaming markets - was hurt by the Chinese government's attempt to slow tourism growth in the region. International Game Technology, which sells and leases slot machines, was hurt by a general slowdown in the gaming industry. Underweighting Home Depot detracted because the home improvement retailer's stock declined less than the index. An out-of-index position in Google held back results as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	1.00%
Actual		$ 1,000.00	$ 775.00	$ 4.46
Hypothetical A		$ 1,000.00	$ 1,020.11	$ 5.08
Investor Class	1.08%
Actual		$ 1,000.00	$ 774.20	$ 4.82
Hypothetical A		$ 1,000.00	$ 1,019.71	$ 5.48

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
McDonald's Corp.	8.5	6.1
Lowe's Companies, Inc.	6.8	4.0
Target Corp.	6.5	6.1
Comcast Corp. Class A	5.3	4.3
Time Warner, Inc.	5.1	6.2
The Walt Disney Co.	4.2	3.9
Staples, Inc.	3.4	3.2
Apollo Group, Inc. Class A (non-vtg.)	3.0	1.5
Home Depot, Inc.	2.9	3.9
The DIRECTV Group, Inc.	2.3	2.0
	48.0
Top Industries (% of fund's net assets)
As of December 31, 2008
Media	26.3%
Specialty Retail	23.8%
Hotels, Restaurants & Leisure	18.2%
Multiline Retail	7.0%
Textiles, Apparel & Luxury Goods	6.8%
All Others*	17.9%

As of June 30, 2008
Media	29.8%
Specialty Retail	24.0%
Hotels, Restaurants & Leisure	15.2%
Multiline Retail	7.0%
Textiles, Apparel & Luxury Goods	6.2%
All Others*	17.8%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
AUTO COMPONENTS - 0.9%
Auto Parts & Equipment - 0.9%
American Axle & Manufacturing Holdings, Inc.	2,800	$ 8,092
Gentex Corp.	2,800	24,724
TRW Automotive Holdings Corp. (a)	2,500	9,000
		41,816
AUTOMOBILES - 0.4%
Automobile Manufacturers - 0.4%
Ford Motor Co. (a)	7,908	18,109
DISTRIBUTORS - 0.8%
Distributors - 0.8%
Li & Fung Ltd.	20,000	34,563
DIVERSIFIED CONSUMER SERVICES - 4.4%
Education Services - 4.1%
Apollo Group, Inc. Class A (non-vtg.) (a)	1,800	137,916
Princeton Review, Inc. (a)	1,679	8,277
Strayer Education, Inc.	188	40,309
		186,502
Specialized Consumer Services - 0.3%
Coinstar, Inc. (a)	700	13,657
TOTAL DIVERSIFIED CONSUMER SERVICES		200,159
FOOD & STAPLES RETAILING - 3.7%
Food Retail - 1.5%
Susser Holdings Corp. (a)	5,000	66,450
Hypermarkets & Super Centers - 2.2%
Costco Wholesale Corp.	1,900	99,750
TOTAL FOOD & STAPLES RETAILING		166,200
HOTELS, RESTAURANTS & LEISURE - 18.2%
Casinos & Gaming - 4.4%
Bally Technologies, Inc. (a)	1,500	36,045
International Game Technology	4,700	55,883
Las Vegas Sands Corp. (a)	2,600	15,418
Las Vegas Sands Corp. unit (a)	300	31,050
Penn National Gaming, Inc. (a)	1,900	40,622
WMS Industries, Inc. (a)	800	21,520
		200,538
Hotels, Resorts & Cruise Lines - 0.8%
Carnival Corp. unit	1,400	34,048
Restaurants - 13.0%
Brinker International, Inc.	2,700	28,458
Burger King Holdings, Inc.	2,200	52,536
Darden Restaurants, Inc.	2,100	59,178
Jack in the Box, Inc. (a)	600	13,254

	Shares	Value
McDonald's Corp.	6,200	$ 385,579
Sonic Corp. (a)	4,000	48,680
		587,685
TOTAL HOTELS, RESTAURANTS & LEISURE		822,271
HOUSEHOLD DURABLES - 1.9%
Homebuilding - 1.4%
Centex Corp.	800	8,512
Lennar Corp. Class A	1,500	13,005
Pulte Homes, Inc.	3,700	40,441
		61,958
Household Appliances - 0.5%
Whirlpool Corp.	600	24,810
TOTAL HOUSEHOLD DURABLES		86,768
INTERNET & CATALOG RETAIL - 2.1%
Internet Retail - 2.1%
Amazon.com, Inc. (a)	1,900	97,432
INTERNET SOFTWARE & SERVICES - 1.4%
Internet Software & Services - 1.4%
Dice Holdings, Inc. (a)	900	3,672
Google, Inc. Class A (sub. vtg.) (a)	194	59,684
		63,356
LEISURE EQUIPMENT & PRODUCTS - 1.2%
Leisure Products - 1.2%
Hasbro, Inc.	1,810	52,798
MEDIA - 26.3%
Advertising - 2.6%
Interpublic Group of Companies, Inc. (a)	7,900	31,284
Lamar Advertising Co. Class A (a)	1,100	13,816
Omnicom Group, Inc.	2,600	69,992
		115,092
Broadcasting - 1.3%
Grupo Televisa SA de CV (CPO) sponsored ADR	3,900	58,266
Cable & Satellite - 9.3%
Comcast Corp. Class A	14,100	238,008
Liberty Media Corp. - Entertainment Class A (a)	2,700	47,196
The DIRECTV Group, Inc. (a)	4,600	105,386
Time Warner Cable, Inc. (a)	1,000	21,450
Virgin Media, Inc.	2,000	9,980
		422,020
Movies & Entertainment - 12.3%
Ascent Media Corp. (a)	300	6,552
News Corp.:
Class A	7,641	69,457
Class B	800	7,664
Regal Entertainment Group Class A	4,800	49,008
Common Stocks - continued
	Shares	Value
MEDIA - CONTINUED
Movies & Entertainment - continued
The Walt Disney Co.	8,400	$ 190,596
Time Warner, Inc.	23,100	232,386
		555,663
Publishing - 0.8%
McGraw-Hill Companies, Inc.	1,600	37,104
TOTAL MEDIA		1,188,145
MULTILINE RETAIL - 7.0%
Department Stores - 0.5%
Nordstrom, Inc.	1,800	23,958
General Merchandise Stores - 6.5%
Target Corp.	8,500	293,505
TOTAL MULTILINE RETAIL		317,463
SPECIALTY RETAIL - 23.8%
Apparel Retail - 3.4%
Abercrombie & Fitch Co. Class A	1,600	36,912
Citi Trends, Inc. (a)	2,300	33,856
Ross Stores, Inc.	1,700	50,541
Urban Outfitters, Inc. (a)	1,300	19,474
Zumiez, Inc. (a)	1,800	13,410
		154,193
Automotive Retail - 2.7%
Advance Auto Parts, Inc.	2,600	87,490
AutoZone, Inc. (a)	243	33,891
		121,381
Computer & Electronics Retail - 1.4%
Best Buy Co., Inc.	1,300	36,543
Gamestop Corp. Class A (a)	1,300	28,158
		64,701
Home Improvement Retail - 11.0%
Home Depot, Inc.	5,784	133,148
Lowe's Companies, Inc.	14,200	305,584
Sherwin-Williams Co.	1,000	59,750
		498,482
Homefurnishing Retail - 0.6%
Williams-Sonoma, Inc.	3,300	25,938

	Shares	Value
Specialty Stores - 4.7%
PetSmart, Inc.	2,563	$ 47,287
Sally Beauty Holdings, Inc. (a)	2,700	15,363
Staples, Inc.	8,450	151,424
		214,074
TOTAL SPECIALTY RETAIL		1,078,769
TEXTILES, APPAREL & LUXURY GOODS - 6.8%
Apparel, Accessories & Luxury Goods - 2.8%
Coach, Inc. (a)	1,800	37,386
G-III Apparel Group Ltd. (a)	2,005	12,812
Hanesbrands, Inc. (a)	2,200	28,050
Polo Ralph Lauren Corp. Class A	400	18,164
VF Corp.	600	32,862
		129,274
Footwear - 4.0%
Iconix Brand Group, Inc. (a)	7,900	77,262
NIKE, Inc. Class B	2,000	102,000
		179,262
TOTAL TEXTILES, APPAREL & LUXURY GOODS		308,536
TOTAL COMMON STOCKS (Cost $6,506,469)		4,476,385
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 1.06% (b) (Cost $80,622)	80,622	80,622
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $6,587,091)		4,557,007
NET OTHER ASSETS - (0.7)%		(32,459)
NET ASSETS - 100%		$ 4,524,548
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,420
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 4,557,007	$ 4,491,394	$ 34,563	$ 31,050
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	1,050
Cost of Purchases	30,000
Proceeds of Sales	-
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ 31,050

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $966,651 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $382,884 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $6,506,469)	$ 4,476,385
Fidelity Central Funds (cost $80,622)	80,622
Total Investments (cost $6,587,091)		$ 4,557,007
Cash		8,771
Foreign currency held at value (cost $4)		3
Dividends receivable		4,951
Distributions receivable from Fidelity Central Funds		49
Prepaid expenses		69
Receivable from investment adviser for expense reductions		5,011
Other receivables		5
Total assets		4,575,866

Liabilities
Payable for fund shares redeemed	12,652
Accrued management fee	2,185
Other affiliated payables	492
Other payables and accrued expenses	35,989
Total liabilities		51,318

Net Assets		$ 4,524,548
Net Assets consist of:
Paid in capital		$ 8,146,552
Undistributed net investment income		671
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,592,590)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,030,085)
Net Assets		$ 4,524,548

Statement of Assets and Liabilities - continued

December 31, 2008
Initial Class: Net Asset Value, offering price and redemption price per share ($3,212,007 ÷ 461,273 shares)	$ 6.96

Investor Class: Net Asset Value, offering price and redemption price per share ($1,312,541 ÷ 188,559 shares)	$ 6.96

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008
Investment Income
Dividends		$ 106,646
Interest		612
Income from Fidelity Central Funds		2,420
Total income		109,678

Expenses
Management fee	$ 41,455
Transfer agent fees	13,465
Accounting fees and expenses	2,884
Custodian fees and expenses	7,758
Independent trustees' compensation	36
Audit	40,783
Legal	48
Miscellaneous	44
Total expenses before reductions	106,473
Expense reductions	(30,626)	75,847
Net investment income (loss)		33,831
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,541,531)
Foreign currency transactions	(1)
Total net realized gain (loss)		(1,541,532)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,650,906)
Assets and liabilities in foreign currencies	(6)
Total change in net unrealized appreciation (depreciation)		(1,650,912)
Net gain (loss)		(3,192,444)
Net increase (decrease) in net assets resulting from operations		$ (3,158,613)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 33,831	$ (15,182)
Net realized gain (loss)	(1,541,532)	1,258,081
Change in net unrealized appreciation (depreciation)	(1,650,912)	(1,860,301)
Net increase (decrease) in net assets resulting from operations	(3,158,613)	(617,402)
Distributions to shareholders from net investment income	(30,645)	(27,376)
Distributions to shareholders from net realized gain	(72,042)	(850,763)
Total distributions	(102,687)	(878,139)
Share transactions - net increase (decrease)	(1,561,450)	(7,299,873)
Redemption fees	5,640	15,858
Total increase (decrease) in net assets	(4,817,110)	(8,779,556)

Net Assets
Beginning of period	9,341,658	18,121,214
End of period (including undistributed net investment income of $671 and $0, respectively)	$ 4,524,548	$ 9,341,658

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 12.84	$ 11.45	$ 11.12	$ 10.17
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	.11 F	(.02)	(.04)
Net realized and unrealized gain (loss)	(3.68)	(1.02)	1.33	.35	.99
Total from investment operations	(3.64)	(1.03)	1.44	.33	.95
Distributions from net investment income	(.05)	(.02)	(.06)	-	-
Distributions from net realized gain	(.09)	(1.08)	-	-	-
Total distributions	(.13) I	(1.10)	(.06)	-	-
Redemption fees added to paid in capital C	.01	.01	.01	- H	- H
Net asset value, end of period	$ 6.96	$ 10.72	$ 12.84	$ 11.45	$ 11.12
Total Return A, B	(34.10)%	(8.14)%	12.63%	2.97%	9.34%
Ratios to Average Net Assets D, G
Expenses before reductions	1.40%	1.10%	1.20%	1.19%	1.35%
Expenses net of fee waivers, if any	1.00%	1.01%	1.15%	1.14%	1.35%
Expenses net of all reductions	1.00%	1.01%	1.14%	1.12%	1.31%
Net investment income (loss)	.48%	(.07)%	.90% F	(.19)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,212	$ 6,989	$ 13,866	$ 9,616	$ 12,051
Portfolio turnover rate E	81%	114%	189%	74%	145%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects special dividends which amounted to $.09 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been .13%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Total distributions of $.131 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.085 per share.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 12.83	$ 11.44	$ 11.49
Income from Investment Operations
Net investment income (loss) E	.04	(.03)	.10 H	(.01)
Net realized and unrealized gain (loss)	(3.68)	(1.02)	1.33	(.04)
Total from investment operations	(3.64)	(1.05)	1.43	(.05)
Distributions from net investment income	(.05)	(.02)	(.05)	-
Distributions from net realized gain	(.09)	(1.05)	-	-
Total distributions	(.13) L	(1.07)	(.05)	-
Redemption fees added to paid in capital E	.01	.01	.01	- K
Net asset value, end of period	$ 6.96	$ 10.72	$ 12.83	$ 11.44
Total Return B, C, D	(34.10)%	(8.29)%	12.62%	(.44)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.54%	1.24%	1.41%	1.61% A
Expenses net of fee waivers, if any	1.09%	1.15%	1.25%	1.25% A
Expenses net of all reductions	1.09%	1.15%	1.24%	1.23% A
Net investment income (loss)	.39%	(.21)%	.80% H	(.20)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,313	$ 2,352	$ 4,256	$ 339
Portfolio turnover rate G	81%	114%	189%	74%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects special dividends which amounted to $.09 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been .03%. I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K Amount represents less than $.01 per share. L Total distributions of $.131 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Consumer Discretionary Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

The aggregate value by input level, as of December 31, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 220,290
Unrealized depreciation	(2,493,435)
Net unrealized appreciation (depreciation)	(2,273,145)
Undistributed ordinary income	671
Capital loss carryforward	(966,651)

Cost for federal income tax purposes	$ 6,830,152

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 51,833	$ 512,049
Long-term Capital Gains	50,854	366,090
Total	$ 102,687	$ 878,139

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,993,351 and $7,558,220, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 7,802
Investor Class	5,663
$ 13,465

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $884 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $17 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Initial Class	1.00%	$ 21,667
Investor Class	1.15-1.08%*	8,898
		$ 30,565

* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $61 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $3,761, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 22,246	$ 21,493
Investor Class	8,399	5,883
Total	$ 30,645	$ 27,376
From net realized gain
Initial Class	$ 53,286	$ 642,099
Investor Class	18,756	208,664
Total	$ 72,042	$ 850,763

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	200,837	194,438	$ 1,839,241	$ 2,608,051
Reinvestment of distributions	8,451	60,458	75,532	663,592
Shares redeemed	(400,279)	(682,661)	(3,312,456)	(9,097,868)
Net increase (decrease)	(190,991)	(427,765)	$ (1,397,683)	$ (5,826,225)
Investor Class
Shares sold	124,737	215,844	$ 1,182,888	$ 2,882,128
Reinvestment of distributions	3,058	19,548	27,155	214,547
Shares redeemed	(158,673)	(347,583)	(1,373,810)	(4,570,323)
Net increase (decrease)	(30,878)	(112,191)	$ (163,767)	$ (1,473,648)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Consumer Discretionary Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Consumer Discretionary Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Consumer Discretionary Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Initial Class, and Investor Class designate 3% and 100% of the dividends distributed in February and December, respectively as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	82,890,712.47	95.991
Withheld	3,461,988.43	4.009
TOTAL	86,352,700.90	100.000
Dennis J. Dirks
Affirmative	82,970,372.75	96.083
Withheld	3,382,328.15	3.917
TOTAL	86,352,700.90	100.000
Edward C. Johnson 3d
Affirmative	82,689,162.78	95.757
Withheld	3,663,538.12	4.243
TOTAL	86,352,700.90	100.000
Alan J. Lacy
Affirmative	83,041,222.35	96.165
Withheld	3,311,478.55	3.835
TOTAL	86,352,700.90	100.000
Ned C. Lautenbach
Affirmative	82,983,853.72	96.099
Withheld	3,368,847.18	3.901
TOTAL	86,352,700.90	100.000
Joseph Mauriello
Affirmative	83,138,122.14	96.277
Withheld	3,214,578.76	3.723
TOTAL	86,352,700.90	100.000
Cornelia M. Small
Affirmative	83,095,438.06	96.228
Withheld	3,257,262.84	3.772
TOTAL	86,352,700.90	100.000
William S. Stavropoulos
Affirmative	82,929,113.95	96.035
Withheld	3,423,586.95	3.965
TOTAL	86,352,700.90	100.000
David M. Thomas
Affirmative	83,095,487.87	96.228
Withheld	3,257,213.03	3.772
TOTAL	86,352,700.90	100.000
Michael E. Wiley
Affirmative	83,048,523.75	96.174
Withheld	3,304,177.15	3.826
TOTAL	86,352,700.90	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	74,393,635.26	86.151
Against	8,745,543.59	10.128
Abstain	3,213,522.05	3.721
TOTAL	86,352,700.90	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Consumer Discretionary Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, as available, the cumulative total returns of Initial Class and Investor Class of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark").

VIP Consumer Discretionary Portfolio

The Board stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Consumer Discretionary Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Initial Class ranked below its competitive median for 2007, and the total expenses of Investor Class ranked above its competitive median for 2007. The Board considered that the total expenses of Investor Class were above the median primarily due to its higher transfer agent fee. The Board noted that the fund offers multiple classes and that the multiple structures are intended to offer pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily due to differences in transfer agent fees.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VCONIC-ANN-0209
1.817355.103

Fidelity® Variable Insurance Products:

Consumer Staples Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of fundA
VIP Consumer Staples - Initial Class	-21.35%	-7.27%
VIP Consumer Staples - Investor Class	-21.41%	-7.36%

A From April 24, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Consumer Staples Portfolio - Initial Class on April 24, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Robert Lee, Portfolio Manager of VIP Consumer Staples Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system, and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

During the past year, the fund significantly lagged the -16.38% return of its sector benchmark, the MSCI® US Investable Market Consumer Staples Index, but beat the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) A large part of the fund's underperformance of the MSCI index came from stocks with emerging-markets exposure, a theme I have been pursuing in the portfolio for some time. While I was correct on the business fundamentals - consumer staples spending continued to grow faster in emerging markets than in developed economies - I was wrong on the direction of the equity market. In a dramatically slowing global economy, investors fled to the perceived safety of consumer staples companies doing business exclusively in developed nations. The stronger dollar also hurt the performance of foreign securities when translated back into dollars. On a sector level, the fund suffered from stock selection in brewers and in packaged foods and meats, and from a major underweighting in hypermarkets and supercenters. In the latter area, a below-market weighting in Wal-Mart was the key culprit. The stock proved very resilient as investors expected it to benefit from consumers turning to the discount giant for bargain prices. In the brewing industry, avoiding Anheuser-Busch for much of the period hurt results because its share price spiked on a successful takeover bid from Belgium-based Inbev, another fund detractor. Our shares in brewer SABMiller, eastern European soft drink distributor Coca-Cola Hellenic and cigarette maker British American Tobacco (BAT) all declined sharply, casualties of the stampede away from firms with emerging-markets exposure. On the positive side, contributors included stock selection in food retail and household products. In the latter industry, Kimberly-Clark and Procter & Gamble were key contributors due to timely ownership. Elsewhere, I bought Molson Coors Brewing at an attractive valuation, and the stock rose as the firm gained market share and executed a cost-saving joint venture with SABMiller. The fund's cash position also aided results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	1.00%
Actual		$ 1,000.00	$ 870.60	$ 4.70
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.08
Investor Class	1.08%
Actual		$ 1,000.00	$ 870.00	$ 5.08
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.48

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	14.8	15.4
The Coca-Cola Co.	10.1	10.1
PepsiCo, Inc.	8.3	8.9
Wal-Mart Stores, Inc.	5.9	1.3
CVS Caremark Corp.	5.6	6.1
British American Tobacco PLC sponsored ADR	4.0	3.7
Nestle SA (Reg.)	3.9	0.0
Colgate-Palmolive Co.	3.5	3.5
Avon Products, Inc.	3.0	3.2
Unilever NV (NY Shares)	2.9	2.5
	62.0
Top Industries (% of fund's net assets)
As of December 31, 2008
Beverages	31.8%
Household Products	18.6%
Food & Staples Retailing	18.0%
Food Products	15.4%
Tobacco	8.5%
All Others*	7.7%

As of June 30, 2008
Beverages	35.1%
Household Products	19.4%
Food Products	15.3%
Food & Staples Retailing	15.1%
Tobacco	9.5%
All Others*	5.6%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
BEVERAGES - 31.8%
Brewers - 5.9%
Anadolu Efes Biracilik ve Malt Sanyii AS	5,700	$ 38,111
Anheuser-Busch InBev NV	26,225	611,921
Anheuser-Busch InBev NV (strip VVPR) (a)	12,200	71
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	2,675	118,529
Molson Coors Brewing Co. Class B	10,310	504,365
SABMiller PLC	6,180	105,335
		1,378,332
Distillers & Vintners - 4.5%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	33,250	524,353
Diageo PLC sponsored ADR	5,895	334,482
Pernod Ricard SA	2,330	173,913
Remy Cointreau SA	100	4,171
		1,036,919
Soft Drinks - 21.4%
Coca-Cola Amatil Ltd.	6,284	41,190
Coca-Cola Enterprises, Inc.	14,600	175,638
Coca-Cola FEMSA SAB de CV sponsored ADR	2,570	111,821
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	7,160	103,534
Coca-Cola Icecek AS	10,650	43,900
Cott Corp. (a)	49,400	62,527
Embotelladora Andina SA sponsored ADR	7,350	99,225
Fomento Economico Mexicano SA de CV sponsored ADR	1,785	53,782
PepsiCo, Inc.	35,000	1,916,950
The Coca-Cola Co.	51,950	2,351,777
		4,960,344
TOTAL BEVERAGES		7,375,595
FOOD & STAPLES RETAILING - 18.0%
Drug Retail - 8.3%
CVS Caremark Corp.	45,390	1,304,509
Walgreen Co.	24,950	615,517
		1,920,026
Food Distributors - 0.5%
Sysco Corp.	5,050	115,847
United Natural Foods, Inc. (a)	600	10,692
		126,539
Food Retail - 3.3%
Kroger Co.	11,700	308,997
Safeway, Inc.	16,850	400,525
SUPERVALU, Inc.	4,300	62,780
		772,302

	Shares	Value
Hypermarkets & Super Centers - 5.9%
Wal-Mart Stores, Inc.	24,400	$ 1,367,864
TOTAL FOOD & STAPLES RETAILING		4,186,731
FOOD PRODUCTS - 15.4%
Agricultural Products - 3.3%
Archer Daniels Midland Co.	12,610	363,546
Bunge Ltd.	4,855	251,343
Corn Products International, Inc.	1,575	45,439
SLC Agricola SA	7,500	47,409
Viterra, Inc. (a)	8,200	64,026
		771,763
Packaged Foods & Meats - 12.1%
Cadbury PLC sponsored ADR	1,559	55,610
Groupe Danone	2,670	162,087
Kraft Foods, Inc. Class A	18,400	494,040
Lindt & Spruengli AG	2	42,926
Nestle SA (Reg.)	22,902	904,794
Perdigao SA	3,100	40,974
PureCircle Ltd.	6,400	18,367
Ralcorp Holdings, Inc. (a)	1,200	70,080
Sadia SA ADR	8,300	40,670
Smithfield Foods, Inc. (a)	2,400	33,768
Tyson Foods, Inc. Class A	27,550	241,338
Unilever NV (NY Shares)	27,825	683,104
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)	940	24,731
		2,812,489
TOTAL FOOD PRODUCTS		3,584,252
HOUSEHOLD PRODUCTS - 18.6%
Household Products - 18.6%
Colgate-Palmolive Co.	11,935	818,025
Energizer Holdings, Inc. (a)	1,150	62,261
Kimberly-Clark Corp.	100	5,274
Procter & Gamble Co.	55,500	3,431,005
		4,316,565
PERSONAL PRODUCTS - 3.4%
Personal Products - 3.4%
Avon Products, Inc.	28,550	686,057
Bare Escentuals, Inc. (a)	4,955	25,915
Herbalife Ltd.	2,680	58,102
Physicians Formula Holdings, Inc. (a)	9,133	25,481
		795,555
PHARMACEUTICALS - 0.8%
Pharmaceuticals - 0.8%
Johnson & Johnson	2,900	173,507
TOBACCO - 8.5%
Tobacco - 8.5%
Altria Group, Inc.	20,550	309,483
Common Stocks - continued
	Shares	Value
TOBACCO - CONTINUED
Tobacco - continued
British American Tobacco PLC sponsored ADR	17,720	$ 938,097
Lorillard, Inc.	2,025	114,109
Philip Morris International, Inc.	12,870	559,974
Souza Cruz Industria Comerico	2,550	50,159
		1,971,822
TOTAL COMMON STOCKS (Cost $25,774,624)		22,404,027
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 1.06% (b) (Cost $962,489)	962,489	962,489
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $26,737,113)	23,366,516
NET OTHER ASSETS - (0.6)%	(142,783)
NET ASSETS - 100%	$ 23,223,733
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,478
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 23,366,516	$ 21,163,199	$ 2,203,317	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	77.3%
United Kingdom	6.1%
Switzerland	4.1%
Netherlands	2.9%
Belgium	2.6%
France	1.5%
Brazil	1.3%
Bermuda	1.2%
Others (individually less than 1%)	3.0%
100.0%
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $176,480 all of which will expire on December 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $25,774,624)	$ 22,404,027
Fidelity Central Funds (cost $962,489)	962,489
Total Investments (cost $26,737,113)		$ 23,366,516
Foreign currency held at value (cost $24)		25
Receivable for investments sold		128,863
Receivable for fund shares sold		15,638
Dividends receivable		41,436
Distributions receivable from Fidelity Central Funds		791
Prepaid expenses		211
Receivable from investment adviser for expense reductions		11,413
Other receivables		129
Total assets		23,565,022

Liabilities
Payable for investments purchased	$ 285,882
Payable for fund shares redeemed	100
Accrued management fee	10,097
Other affiliated payables	2,739
Other payables and accrued expenses	42,471
Total liabilities		341,289

Net Assets		$ 23,223,733
Net Assets consist of:
Paid in capital		$ 27,084,417
Distributions in excess of net investment income		(5,678)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(483,635)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,371,371)
Net Assets		$ 23,223,733

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($9,705,839 ÷ 1,128,474 shares)	$ 8.60

Investor Class: Net Asset Value, offering price and redemption price per share ($13,517,894 ÷ 1,573,564 shares)	$ 8.59

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 464,427
Interest		43
Income from Fidelity Central Funds		16,478
Total income		480,948

Expenses
Management fee	$ 109,259
Transfer agent fees	29,045
Accounting fees and expenses	7,594
Custodian fees and expenses	48,160
Independent trustees' compensation	90
Audit	34,000
Legal	103
Miscellaneous	949
Total expenses before reductions	229,200
Expense reductions	(26,273)	202,927
Net investment income (loss)		278,021
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(465,985)
Foreign currency transactions	(6,449)
Total net realized gain (loss)		(472,434)
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,299,586)
Assets and liabilities in foreign currencies	(52)
Total change in net unrealized appreciation (depreciation)		(4,299,638)
Net gain (loss)		(4,772,072)
Net increase (decrease) in net assets resulting from operations		$ (4,494,051)

Statement of Changes in Net Assets

	Year ended December 31, 2008	For the period April 24, 2007 (commencement of operations) to December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 278,021	$ 60,675
Net realized gain (loss)	(472,434)	61,984
Change in net unrealized appreciation (depreciation)	(4,299,638)	928,267
Net increase (decrease) in net assets resulting from operations	(4,494,051)	1,050,926
Distributions to shareholders from net investment income	(286,028)	(55,122)
Distributions to shareholders from net realized gain	-	(89,733)
Total distributions	(286,028)	(144,855)
Share transactions - net increase (decrease)	12,995,494	14,075,457
Redemption fees	25,741	1,049
Total increase (decrease) in net assets	8,241,156	14,982,577

Net Assets
Beginning of period	14,982,577	-
End of period (including distributions in excess of net investment income of $5,678 and $0, respectively)	$ 23,223,733	$ 14,982,577

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.08	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.08
Net realized and unrealized gain (loss)	(2.53)	1.11
Total from investment operations	(2.38)	1.19
Distributions from net investment income	(.11)	(.04)
Distributions from net realized gain	-	(.07)
Total distributions	(.11)	(.11)
Redemption fees added to paid in capital E	.01	- J
Net asset value, end of period	$ 8.60	$ 11.08
Total Return B, C, D	(21.35)%	11.92%
Ratios to Average Net Assets F, I
Expenses before reductions	1.12%	1.66% A
Expenses net of fee waivers, if any	1.00%	1.00% A
Expenses net of all reductions	1.00%	1.00% A
Net investment income (loss)	1.47%	1.05% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,706	$ 7,964
Portfolio turnover rate G	91%	35% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 24, 2007 (commencement of operations) to December 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.14	.07
Net realized and unrealized gain (loss)	(2.52)	1.11
Total from investment operations	(2.38)	1.18
Distributions from net investment income	(.11)	(.04)
Distributions from net realized gain	-	(.07)
Total distributions	(.11)	(.11)
Redemption fees added to paid in capital E	.01	- J
Net asset value, end of period	$ 8.59	$ 11.07
Total Return B, C, D	(21.41)%	11.82%
Ratios to Average Net Assets F, I
Expenses before reductions	1.22%	1.79% A
Expenses net of fee waivers, if any	1.08%	1.15% A
Expenses net of all reductions	1.08%	1.15% A
Net investment income (loss)	1.39%	.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,518	$ 7,018
Portfolio turnover rate G	91%	35% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 24, 2007 (commencement of operations) to December 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Consumer Staples Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 568,019
Unrealized depreciation	(4,141,794)
Net unrealized appreciation (depreciation)	(3,573,775)
Capital loss carryforward	(176,480)

Cost for federal income tax purposes	$ 26,940,291

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 286,028	$ 144,855

Trading (Redemption) Fees. Shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $29,892,747 and $17,281,687, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset based-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 9,723
Investor Class	19,322
$ 29,045

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,080 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $24 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from Adviser

Initial Class	1.00%	$ 11,342
Investor Class	1.15%-1.08%*	14,103
		$ 25,445

* Expense limitation in effect at period end.

Annual Report

8. Expense Reductions - continued

Effective February 1, 2008 the expense limitations changed to 1.08% for Investor Class.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $828 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007 A
From net investment income
Initial Class	$ 121,735	$ 30,241
Investor Class	164,293	24,881
Total	$ 286,028	$ 55,122
From net realized gain
Initial Class	-	49,230
Investor Class	-	40,503
Total	$ -	$ 89,733

A For the period April 24, 2007 (commencement of operations) to December 31, 2007.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007 A	2008	2007 A
Initial Class
Shares sold	1,195,732	737,178	$ 11,605,548	$ 7,668,501
Reinvestment of distributions	14,597	7,108	121,735	79,471
Shares redeemed	(800,693)	(25,448)	(7,779,005)	(270,975)
Net increase (decrease)	409,636	718,838	$ 3,948,278	$ 7,476,997
Investor Class
Shares sold	1,623,656	637,642	$ 15,815,233	$ 6,632,924
Reinvestment of distributions	19,723	5,854	164,293	65,384
Shares redeemed	(703,808)	(9,503)	(6,932,310)	(99,848)
Net increase (decrease)	939,571	633,993	$ 9,047,216	$ 6,598,460

A For the period April 24, 2007 (commencement of operations) to December 31, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Consumer Staples Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Consumer Staples Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Consumer Staples Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008- present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Initial Class and Investor Class designates 100% of the dividends distributed in December 2008, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	82,890,712.47	95.991
Withheld	3,461,988.43	4.009
TOTAL	86,352,700.90	100.000
Dennis J. Dirks
Affirmative	82,970,372.75	96.083
Withheld	3,382,328.15	3.917
TOTAL	86,352,700.90	100.000
Edward C. Johnson 3d
Affirmative	82,689,162.78	95.757
Withheld	3,663,538.12	4.243
TOTAL	86,352,700.90	100.000
Alan J. Lacy
Affirmative	83,041,222.35	96.165
Withheld	3,311,478.55	3.835
TOTAL	86,352,700.90	100.000
Ned C. Lautenbach
Affirmative	82,983,853.72	96.099
Withheld	3,368,847.18	3.901
TOTAL	86,352,700.90	100.000
Joseph Mauriello
Affirmative	83,138,122.14	96.277
Withheld	3,214,578.76	3.723
TOTAL	86,352,700.90	100.000
Cornelia M. Small
Affirmative	83,095,438.06	96.228
Withheld	3,257,262.84	3.772
TOTAL	86,352,700.90	100.000
William S. Stavropoulos
Affirmative	82,929,113.95	96.035
Withheld	3,423,586.95	3.965
TOTAL	86,352,700.90	100.000
David M. Thomas
Affirmative	83,095,487.87	96.228
Withheld	3,257,213.03	3.772
TOTAL	86,352,700.90	100.000
Michael E. Wiley
Affirmative	83,048,523.75	96.174
Withheld	3,304,177.15	3.826
TOTAL	86,352,700.90	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	74,393,635.26	86.151
Against	8,745,543.59	10.128
Abstain	3,213,522.05	3.721
TOTAL	86,352,700.90	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Consumer Staples Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor, as well as additional amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc. The Board further approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Consumer Staples Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the total expenses of Initial Class ranked below its competitive median for the period, and the total expenses of Investor Class ranked above its competitive median for the period. The Board considered that the total expenses of Investor Class were above the median primarily due to its higher transfer agent fee. The Board noted that the fund offers multiple classes and that the multiple structures are intended to offer pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily due to differences in transfer agent fees.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VCSP-ANN-0209
1.850994.101

Fidelity® Variable Insurance Products:

Emerging Markets Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take VIP Emerging Markets Portfolio's cumulative total return and show you what would have happened if VIP Emerging Markets Portfolio shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Emerging Markets Portfolio - Initial Class on January 23, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Robert von Rekowsky, Portfolio Manager of VIP Emerging Markets Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

From its inception on January 23, 2008, through December 31, 2008, the fund lagged the -44.78% return of the MSCI® Emerging Markets Index. (For specific portfolio results, please refer to the financial highlights section of this report.) Versus the MSCI index, unfavorable stock picking accounted for most of the fund's shortfall, with Russia, South Africa and Brazil detracting the most. An overweighting in Russia also was counterproductive. From a sector standpoint, the fund was hurt the most by stock selection in materials, energy, financials, consumer discretionary and industrials. Russian natural gas producer and distributor Gazprom sold off sharply on lower energy prices and concerns about the steep losses suffered by the broader Russian market. Underweighting index components Taiwan Semiconductor Manufacturing and Israel's Teva Pharmaceutical Industries proved to be ill-timed, as both outperformed the index. Meanwhile, China Mobile, that nation's dominant wireless carrier, suffered from changes in the telecom regulatory landscape that hurt the company relative to its peers. Most of the damage to performance came from overweighting the stock during the first half of the period. In the case of Brazilian steel producer Siderurgica Nacional, both the timing of our purchases and the fund's overweighting hurt performance. Some of the detractors I've mentioned were sold by period end. Conversely, an above-average cash position was helpful given the steep slide in stocks. Individual contributors included two of China's biggest banks, China Construction Bank and Industrial & Commercial Bank of China, which benefited from their solid balance sheets and prospects for increased infrastructure spending by the Chinese government. On the other hand, underweighting benchmark component ICICI Bank, based in India, was timely. Further, my decision to sell Russian nickel producer MMC Norilsk Nickel before the worst of the stock's decline of more than 71% aided the fund's results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	1.10%
Actual		$ 1,000.00	$ 475.50	$ 4.08
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.58
Service Class	1.20%
Actual		$ 1,000.00	$ 474.80	$ 4.45
Hypothetical A		$ 1,000.00	$ 1,019.10	$ 6.09
Service Class 2	1.35%
Actual		$ 1,000.00	$ 474.10	$ 5.00
Hypothetical A		$ 1,000.00	$ 1,018.35	$ 6.85
Initial Class R	1.10%
Actual		$ 1,000.00	$ 475.10	$ 4.08
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.58
Service Class 2R	1.35%
Actual		$ 1,000.00	$ 474.10	$ 5.00
Hypothetical A		$ 1,000.00	$ 1,018.35	$ 6.85
Investor Class R	1.18%
Actual		$ 1,000.00	$ 474.60	$ 4.37
Hypothetical A		$ 1,000.00	$ 1,019.20	$ 5.99

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2008
Brazil	14.0%
South Africa	10.2%
United States of America	9.6%
China	8.7%
Korea (South)	8.6%
Hong Kong	6.4%
India	5.9%
Taiwan	5.1%
Russia	4.8%
Other	26.7%

As of June 30, 2008
Russia	17.6%
Brazil	15.7%
Korea (South)	10.5%
South Africa	6.0%
United States of America	5.4%
Hong Kong	5.3%
Taiwan	5.2%
China	4.7%
Indonesia	4.3%
Other	25.3%

Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	91.1	95.4
Short-Term Investments and Net Other Assets	8.9	4.6
Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	3.9	3.2
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	3.9	5.8
Companhia Vale do Rio Doce (PN-A) sponsored ADR (Brazil, Metals & Mining)	3.2	4.2
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	2.8	2.9
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	2.8	1.5
Teva Pharmaceutical Industries Ltd. sponsored ADR (Israel, Pharmaceuticals)	2.4	0.0
Industrial & Commercial Bank of China (China, Commercial Banks)	1.9	1.0
OAO Gazprom sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	1.8	5.7
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	1.6	1.0
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	1.6	1.4
	25.9
Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.7	17.2
Energy	14.7	25.2
Telecommunication Services	12.7	8.9
Materials	11.1	20.4
Information Technology	10.7	7.0
Consumer Staples	5.4	2.8
Utilities	4.8	2.8
Consumer Discretionary	4.5	4.9
Industrials	4.3	6.2
Health Care	3.2	0.0

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 91.1%
	Shares	Value
Australia - 0.2%
Sino Gold Mining Ltd. (a)	3,690	$ 13,241
Bahrain - 0.1%
Gulf Finance House BSC:
(Reg. S) unit	800	6,800
GDR (c)	600	5,100
TOTAL BAHRAIN		11,900
Bermuda - 1.2%
Aquarius Platinum Ltd. (Australia)	4,612	12,450
Central European Media Enterprises Ltd. Class A (a)	1,000	21,720
Credicorp Ltd. (NY Shares)	1,000	49,960
Ports Design Ltd.	14,000	17,079
TOTAL BERMUDA		101,209
Brazil - 14.0%
America Latina Logistica SA unit	6,900	29,380
Anhanguera Educacional Participacoes SA unit	1,415	7,522
Banco ABC Brasil SA	1,000	2,278
Banco Bradesco SA:
(PN)	7,750	77,124
(PN) sponsored ADR	2,200	21,714
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	3,400	46,716
Companhia Siderurgica Nacional SA (CSN) sponsored ADR	5,200	66,612
Companhia Vale do Rio Doce (PN-A) sponsored ADR	24,700	263,055
GVT Holding SA (a)	3,500	38,564
MRV Engenharia e Participacoes SA	2,200	9,686
Net Servicos de Comunicacao SA sponsored ADR	4,700	27,354
OGX Petroleo e Gas Participacoes SA	100	23,704
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	11,100	111,777
(PN) sponsored ADR (non-vtg.)	10,100	206,141
sponsored ADR	1,100	26,939
Redecard SA	4,100	47,064
Uniao de Bancos Brasileiros SA (Unibanco):
unit	2,800	18,166
GDR	900	58,158
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	1,800	20,726
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	6,100	48,373
TOTAL BRAZIL		1,151,053
Cayman Islands - 1.1%
Chaoda Modern Agriculture (Holdings) Ltd.	56,160	36,088
China Dongxiang Group Co. Ltd.	73,000	17,838

	Shares	Value
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	900	$ 10,530
The United Laboratories International Holdings Ltd.	32,000	8,503
Xinao Gas Holdings Ltd.	6,000	6,365
Yingli Green Energy Holding Co. Ltd. ADR (a)	1,800	10,980
TOTAL CAYMAN ISLANDS		90,304
China - 8.7%
Baidu.com, Inc. sponsored ADR (a)	200	26,114
China Coal Energy Co. Ltd. (H Shares)	56,000	45,256
China Construction Bank Corp. (H Shares)	238,000	132,414
China Gas Holdings Ltd.	62,000	9,197
China Merchants Bank Co. Ltd. (H Shares)	39,500	73,906
China Petroleum & Chemical Corp.:
(H Shares)	34,000	20,898
Class H sponsored ADR	700	43,253
China Railway Construction Corp. Class H	16,000	23,953
China South Locomotive & Rolling Stock Corp. Ltd. (H Shares)	67,000	36,795
China Yurun Food Group Ltd.	18,000	21,291
Golden Eagle Retail Group Ltd. (H Shares)	34,000	23,927
Industrial & Commercial Bank of China	290,000	153,963
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	7,500	36,857
Tencent Holdings Ltd.	7,600	49,382
Yantai Changyu Pioneer Wine Co. (B Shares)	1,400	4,938
ZTE Corp. (H Shares)	5,800	15,323
TOTAL CHINA		717,467
Cyprus - 0.0%
XXI Century Investments Public Ltd. (a)	600	66
Czech Republic - 2.6%
Ceske Energeticke Zavody AS	3,000	122,478
Komercni Banka AS	400	61,801
Philip Morris CR AS	100	31,348
TOTAL CZECH REPUBLIC		215,627
Egypt - 1.3%
Commercial International Bank Ltd. sponsored GDR	7,499	51,368
Eastern Tobacco Co.	600	18,111
Orascom Construction Industries SAE GDR	400	20,000
Telecom Egypt SAE	7,100	20,655
TOTAL EGYPT		110,134
Georgia - 0.0%
Bank of Georgia unit (a)	200	828
Common Stocks - continued
	Shares	Value
Hong Kong - 6.4%
China Mobile (Hong Kong) Ltd.	31,500	$ 319,602
China Resources Power Holdings Co. Ltd.	30,000	58,329
CNOOC Ltd.	123,000	116,992
CNPC (Hong Kong) Ltd.	110,000	34,468
REXCAPITAL Financial Holdings Ltd. (a)	75,000	1,807
TOTAL HONG KONG		531,198
India - 5.9%
Axis Bank Ltd.	2,500	25,952
Axis Bank Ltd. GDR (Reg. S)	600	6,288
Bank of India	7,781	46,155
Bharti Airtel Ltd. (a)	2,584	38,125
Educomp Solutions Ltd.	658	32,744
Housing Development Finance Corp. Ltd.	2,003	61,352
ICICI Bank Ltd.	7,974	73,989
Infosys Technologies Ltd. sponsored ADR	3,300	81,081
Larsen & Toubro Ltd.	1,783	28,533
Reliance Industries Ltd.	711	18,123
Rolta India Ltd.	9,218	22,145
Rural Electrification Corp. Ltd.	60	91
Sintex Industries Ltd.	2,273	8,895
Tata Power Co. Ltd.	2,958	45,771
TOTAL INDIA		489,244
Indonesia - 2.8%
PT Astra International Tbk	35,000	33,107
PT Bank Rakyat Indonesia Tbk	141,000	57,710
PT Bayan Resources Tbk	18,500	1,592
PT Bumi Resources Tbk	293,000	23,788
PT Perusahaan Gas Negara Tbk Series B	346,300	58,270
PT Telkomunikasi Indonesia Tbk:
Series B	82,000	50,441
sponsored ADR	300	7,521
TOTAL INDONESIA		232,429
Ireland - 0.0%
Dragon Oil PLC (a)	1,000	2,364
Israel - 4.1%
Cellcom Israel Ltd.	1,500	33,150
Check Point Software Technologies Ltd. (a)	3,100	58,869
Israel Chemicals Ltd.	6,703	46,637
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,600	195,822
TOTAL ISRAEL		334,478

	Shares	Value
Kazakhstan - 0.4%
JSC Halyk Bank of Kazakhstan unit	1,050	$ 2,877
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	2,400	30,240
TOTAL KAZAKHSTAN		33,117
Korea (South) - 8.6%
Hyundai Mobis	655	33,315
Korea Gas Corp.	1,137	52,518
KT&G Corp.	1,000	63,081
LG Household & Health Care Ltd.	259	39,363
LIG Non-Life Insurance Co. Ltd.	1,330	12,757
MegaStudy Co. Ltd.	325	47,984
Meritz Fire & Marine Insurance Co. Ltd.	6,270	18,507
NHN Corp. (a)	500	52,713
POSCO	91	27,559
POSCO sponsored ADR	200	15,050
Samsung Electronics Co. Ltd.	627	227,974
Shinhan Financial Group Co. Ltd.	2,830	67,154
Taewoong Co. Ltd.	831	51,159
TOTAL KOREA (SOUTH)		709,134
Lebanon - 0.1%
Solidere GDR	300	4,875
Luxembourg - 0.5%
Evraz Group SA GDR	584	5,022
MHP SA GDR (a)(c)	700	2,415
Millicom International Cellular SA	800	35,928
TOTAL LUXEMBOURG		43,365
Malaysia - 1.2%
DiGi.com Bhd	8,600	54,378
Public Bank Bhd	18,100	46,491
TOTAL MALAYSIA		100,869
Mexico - 4.2%
America Movil SAB de CV Series L sponsored ADR	7,300	226,227
Fomento Economico Mexicano SAB de CV sponsored ADR	2,000	60,260
Grupo Financiero Banorte SA de CV Series O	27,200	49,307
Urbi, Desarrollos Urbanos, SA de CV (a)	6,800	9,418
TOTAL MEXICO		345,212
Nigeria - 0.1%
Guaranty Trust Bank PLC:
(Reg. S) unit	763	2,655
sponsored GDR (c)	436	1,517
TOTAL NIGERIA		4,172
Oman - 0.2%
BankMuscat SAOG sponsored GDR	2,300	18,400
Panama - 0.1%
Intergroup Financial Services Corp.	865	8,607
Common Stocks - continued
	Shares	Value
Papua New Guinea - 0.3%
Oil Search Ltd.	6,402	$ 21,383
Peru - 0.6%
Compania de Minas Buenaventura SA sponsored ADR	2,490	49,601
Philippines - 0.1%
Security Bank Corp.	3,000	1,580
SM Investments Corp.	1,280	5,177
TOTAL PHILIPPINES		6,757
Poland - 0.7%
Powszechna Kasa Oszczednosci Bank SA	4,600	54,993
Trakcja Polska SA	2,050	2,789
TOTAL POLAND		57,782
Russia - 4.8%
Bank St. Petersburg OJSC	2,931	3,278
LSR Group OJSC (a)	100	437
Lukoil Oil Co. sponsored ADR	2,331	77,156
Magnit OJSC GDR (Reg. S) (a)	1,200	5,400
Mobile TeleSystems OJSC sponsored ADR	1,100	29,348
OAO Gazprom sponsored ADR	10,084	143,697
OAO Raspadskaya	7,400	7,627
OAO TMK	1,965	2,595
OJSC Rosneft unit	7,400	27,982
Polymetal JSC GDR (Reg. S) (a)	1,700	7,739
Rosinter Restaurants Holding (a)	363	2,582
Sberbank (Savings Bank of the Russian Federation)	44,600	33,370
Sberbank (Savings Bank of the Russian Federation) GDR	100	14,455
Uralkali JSC	4,300	8,060
Uralkali JSC GDR (Reg. S)	1,100	9,878
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)	700	18,417
TOTAL RUSSIA		392,021
South Africa - 10.2%
African Bank Investments Ltd.	15,000	41,101
African Rainbow Minerals Ltd.	3,560	42,369
Aspen Pharmacare Holdings Ltd. (a)	11,764	42,226
Aveng Ltd.	9,300	30,521
Exxaro Resources Ltd.	5,657	43,497
FirstRand Ltd.	35,100	60,724
Harmony Gold Mining Co. Ltd. sponsored ADR (a)	6,300	69,111
Illovo Sugar Ltd.	10,082	24,489
Impala Platinum Holdings Ltd.	4,300	62,325
JD Group Ltd.	1,208	4,732

	Shares	Value
Mr. Price Group Ltd.	16,500	$ 43,531
MTN Group Ltd.	11,608	134,603
Murray & Roberts Holdings Ltd.	4,200	21,599
Raubex Group Ltd.	16,123	37,250
Sasol Ltd.	1,900	56,829
Sasol Ltd. sponsored ADR	2,800	84,924
Shoprite Holdings Ltd.	7,600	42,991
TOTAL SOUTH AFRICA		842,822
Taiwan - 5.1%
Acer, Inc.	32,000	41,593
Asia Cement Corp.	35,000	30,381
First Financial Holding Co. Ltd.	96,032	50,543
Hon Hai Precision Industry Co. Ltd. (Foxconn)	41,550	81,389
HTC Corp.	5,900	58,865
Siliconware Precision Industries Co. Ltd.	37,560	32,088
Taiwan Mobile Co. Ltd.	29,000	43,091
Taiwan Semiconductor Manufacturing Co. Ltd.	58,000	78,572
TOTAL TAIWAN		416,522
Thailand - 1.5%
Minor International PCL (For. Reg.)	96,710	22,776
PTT Exploration & Production PCL (For. Reg.)	17,000	53,352
Siam Commercial Bank PCL (For. Reg.)	26,500	38,118
Total Access Communication PCL (For. Reg.)	6,500	6,201
TOTAL THAILAND		120,447
Turkey - 2.5%
Anadolu Efes Biracilik ve Malt Sanyii AS	8,000	53,489
Asya Katilim Bankasi AS	36,877	27,768
Enka Insaat ve Sanayi AS	10,979	37,416
Tupras-Turkiye Petrol Rafinerileri AS	4,000	42,064
Turkiye Garanti Bankasi AS (a)	28,000	47,257
TOTAL TURKEY		207,994
United Kingdom - 0.8%
Cairn Energy PLC (a)	300	8,918
Eurasian Natural Resources Corp. PLC	150	728
Hikma Pharmaceuticals PLC	3,300	17,049
Randgold Resources Ltd. sponsored ADR	800	35,136
TOTAL UNITED KINGDOM		61,831
United States of America - 0.7%
Central European Distribution Corp. (a)	1,100	21,670
CTC Media, Inc. (a)	3,500	16,800
Freeport-McMoRan Copper & Gold, Inc. Class B	900	21,996
TOTAL UNITED STATES OF AMERICA		60,466
TOTAL COMMON STOCKS (Cost $12,503,424)		7,506,919
Money Market Funds - 9.6%
	Shares	Value
Fidelity Cash Central Fund, 1.06% (b) (Cost $791,671)	791,671	$ 791,671
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $13,295,095)	8,298,590
NET OTHER ASSETS - (0.7)%	(61,482)
NET ASSETS - 100%	$ 8,237,108
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,032 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,474
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 8,298,590	$ 4,222,256	$ 4,076,334	$ -
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $1,790,850 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $1,365,214 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $12,503,424)	$ 7,506,919
Fidelity Central Funds (cost $791,671)	791,671
Total Investments (cost $13,295,095)		$ 8,298,590
Cash		7,309
Foreign currency held at value (cost $1,928)		1,943
Receivable for investments sold		16,983
Receivable for fund shares sold		14,574
Dividends receivable		27,744
Distributions receivable from Fidelity Central Funds		764
Prepaid expenses		94
Receivable from investment adviser for expense reductions		20,992
Other receivables		1,064
Total assets		8,390,057

Liabilities
Payable for investments purchased	$ 82,273
Payable for fund shares redeemed	78
Accrued management fee	5,105
Distribution fees payable	189
Other affiliated payables	947
Other payables and accrued expenses	64,357
Total liabilities		152,949

Net Assets		$ 8,237,108
Net Assets consist of:
Paid in capital		$ 16,673,977
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,440,438)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(4,996,431)
Net Assets		$ 8,237,108

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($516,283 ÷ 105,877 shares)	$ 4.88

Service Class: Net Asset Value, offering price and redemption price per share ($395,731 ÷ 81,099 shares)	$ 4.88

Service Class 2: Net Asset Value, offering price and redemption price per share ($395,175 ÷ 80,903 shares)	$ 4.88

Initial Class R: Net Asset Value, offering price and redemption price per share ($3,157,919 ÷ 647,608 shares)	$ 4.88

Service Class 2R: Net Asset Value, offering price and redemption price per share ($395,176 ÷ 80,903 shares)	$ 4.88

Investor Class R: Net Asset Value, offering price and redemption price per share ($3,376,824 ÷ 693,043 shares)	$ 4.87

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

For the period January 23, 2008 (commencement of operations) to December 31, 2008

Investment Income
Dividends		$ 216,073
Interest		1,277
Income from Fidelity Central Funds		15,474
		232,824
Less foreign taxes withheld		(22,631)
Total income		210,193

Expenses
Management fee	$ 66,190
Transfer agent fees	11,034
Distribution fees	3,942
Accounting fees and expenses	4,236
Custodian fees and expenses	170,855
Independent trustees' compensation	37
Audit	60,139
Legal	94
Miscellaneous	550
Total expenses before reductions	317,077
Expense reductions	(227,202)	89,875
Net investment income (loss)		120,318
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,429,825)
Foreign currency transactions	(19,147)
Total net realized gain (loss)		(3,448,972)
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,996,505)
Assets and liabilities in foreign currencies	74
Total change in net unrealized appreciation (depreciation)		(4,996,431)
Net gain (loss)		(8,445,403)
Net increase (decrease) in net assets resulting from operations		$ (8,325,085)

Statement of Changes in Net Assets

For the period January 23, 2008 (commencement of operations) to December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 120,318
Net realized gain (loss)	(3,448,972)
Change in net unrealized appreciation (depreciation)	(4,996,431)
Net increase (decrease) in net assets resulting from operations	(8,325,085)
Distributions to shareholders from net investment income	(118,460)
Share transactions - net increase (decrease)	16,664,085
Redemption fees	16,568
Total increase (decrease) in net assets	8,237,108

Net Assets
Beginning of period	-
End of period	$ 8,237,108

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Year ended December 31,

2008H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13
Net realized and unrealized gain (loss)	(5.19)
Total from investment operations	(5.06)
Distributions from net investment income	(.08)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.88
Total ReturnB, C, D	(50.45)%
Ratios to Average Net AssetsF, I
Expenses before reductions	3.92%A
Expenses net of fee waivers, if any	1.10%A
Expenses net of all reductions	1.02%A
Net investment income (loss)	1.54%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 516
Portfolio turnover rateG	79%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period January 23, 2008 (commencement of operations) to December 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Year ended December 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.12
Net realized and unrealized gain (loss)	(5.19)
Total from investment operations	(5.07)
Distributions from net investment income	(.07)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.88
Total Return B, C, D	(50.53)%
Ratios to Average Net AssetsF, I
Expenses before reductions	4.02%A
Expenses net of fee waivers, if any	1.20%A
Expenses net of all reductions	1.12%A
Net investment income (loss)	1.44%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 396
Portfolio turnover rateG	79%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period January 23, 2008 (commencement of operations) to December 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.11
Net realized and unrealized gain (loss)	(5.19)
Total from investment operations	(5.08)
Distributions from net investment income	(.06)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.88
Total ReturnB, C, D	(50.65)%
Ratios to Average Net AssetsF, I
Expenses before reductions	4.17% A
Expenses net of fee waivers, if any	1.35%A
Expenses net of all reductions	1.27%A
Net investment income (loss)	1.29%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 395
Portfolio turnover rateG	79%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period January 23, 2008 (commencement of operations) to December 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Initial Class R

Year ended December 31,

2008H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.11
Net realized and unrealized gain (loss)	(5.16)
Total from investment operations	(5.05)
Distributions from net investment income	(.08)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 4.88
Total Return B, C, D	(50.45)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.71%A
Expenses net of fee waivers, if any	1.10%A
Expenses net of all reductions	1.02%A
Net investment income (loss)	1.54%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,158
Portfolio turnover rateG	79%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period January 23, 2008 (commencement of operations) to December 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2R

Year ended December 31,

2008H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.11
Net realized and unrealized gain (loss)	(5.19)
Total from investment operations	(5.08)
Distributions from net investment income	(.06)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.88
Total ReturnB, C, D	(50.65)%
Ratios to Average Net AssetsF, I
Expenses before reductions	4.17%A
Expenses net of fee waivers, if any	1.35%A
Expenses net of all reductions	1.27%A
Net investment income (loss)	1.29%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 395
Portfolio turnover rateG	79%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period January 23, 2008 (commencement of operations) to December 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class R

Year ended December 31,

2008H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.10
Net realized and unrealized gain (loss)	(5.16)
Total from investment operations	(5.06)
Distributions from net investment income	(.08)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 4.87
Total ReturnB, C, D	(50.55)%
Ratios to Average Net AssetsF, I
Expenses before reductions	3.81%A
Expenses net of fee waivers, if any	1.18%A
Expenses net of all reductions	1.10%A
Net investment income (loss)	1.46%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,377
Portfolio turnover rateG	79%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period January 23, 2008 (commencement of operations) to December 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Emerging Markets Portfolio (the Fund) is a fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions expected to be taken in the initial filing of the Fund's federal tax return. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 154,405
Unrealized depreciation	(5,435,206)
Net unrealized appreciation (depreciation)	(5,280,801)
Capital loss carryforward	(1,790,850)

Cost for federal income tax purposes	$ 13,579,391

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

December 31, 2008
Ordinary Income	$ 118,460

Trading (Redemption) Fees. Initial Class R shares, Service Class 2R shares and Investor Class R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $22,129,573 and $6,178,056, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 658
Service Class 2	1,642
Service Class 2R	1,642
$ 3,942

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Class R) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class R pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 707
Service Class	477
Service Class 2	476
Initial Class R	3,279
Service Class 2R	476
Investor Class R	5,619
$ 11,034

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $79 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $12 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Initial Class	1.10%	$ 23,685
Service Class	1.20%	18,487
Service Class 2	1.35%	18,474
Initial Class R	1.10%	71,097
Service Class 2R	1.35%	18,475
Investor Class R	1.25% to 1.18%*	70,386
		$ 220,604

* Expense limitation in effect at period end.

Effective February 1, 2008, the expense limitation changed to 1.18% for the Investor Class R.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,377 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $221.

Annual Report

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of approximately 100% of the total outstanding shares of the Fund.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended December 31,	2008 A
From net investment income
Initial Class	$ 7,875
Service Class	5,365
Service Class 2	4,404
Initial Class R	46,484
Service Class 2R	4,404
Investor Class R	49,928
Total	$ 118,460

A For the period January 23, 2008 (commencement of operations) to December 31, 2008.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
Year ended December 31,	2008 A	2008 A
Initial Class
Shares sold	107,445	$ 1,068,509
Reinvestment of distributions	1,615	7,875
Shares redeemed	(3,183)	(22,468)
Net increase (decrease)	105,877	$ 1,053,916
Service Class
Shares sold	80,001	$ 800,010
Reinvestment of distributions	1,098	5,365
Net increase (decrease)	81,099	$ 805,375
Service Class 2
Shares sold	80,001	$ 800,010
Reinvestment of distributions	902	4,404
Net increase (decrease)	80,903	$ 804,414
Initial Class R
Shares sold	856,743	$ 8,037,340
Reinvestment of distributions	9,532	46,484
Shares redeemed	(218,667)	(1,627,362)
Net increase (decrease)	647,608	$ 6,456,462
Service Class 2R
Shares sold	80,001	$ 800,010
Reinvestment of distributions	902	4,404
Net increase (decrease)	80,903	$ 804,414
Investor Class R
Shares sold	938,957	$ 8,629,449
Reinvestment of distributions	10,240	49,928
Shares redeemed	(256,154)	(1,939,873)
Net increase (decrease)	693,043	$ 6,739,504

A For the period January 23, 2008 (commencement of operations) to December 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Emerging Markets Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Emerging Markets Portfolio (the Fund), a fund of Variable Insurance Products Fund IV, including the schedule of investments, as of December 31, 2008, and the related statement of operations , the statement of changes in net assets, and the financial highlights for the period from January 23, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Emerging Markets Portfolio as of December 31, 2008, the results of its operations the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the period from January 23, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class	12/19/2008	$0.084	$0.014
	12/30/2008	$0.005	$0.000

Service Class	12/19/2008	$0.076	$0.014
	12/30/2008	$0.005	$0.000

Service Class 2	12/19/2008	$0.064	$0.014
	12/30/2008	$0.005	$0.000

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	82,890,712.47	95.991
Withheld	3,461,988.43	4.009
TOTAL	86,352,700.90	100.000
Dennis J. Dirks
Affirmative	82,970,372.75	96.083
Withheld	3,382,328.15	3.917
TOTAL	86,352,700.90	100.000
Edward C. Johnson 3d
Affirmative	82,689,162.78	95.757
Withheld	3,663,538.12	4.243
TOTAL	86,352,700.90	100.000
Alan J. Lacy
Affirmative	83,041,222.35	96.165
Withheld	3,311,478.55	3.835
TOTAL	86,352,700.90	100.000
Ned C. Lautenbach
Affirmative	82,983,853.72	96.099
Withheld	3,368,847.18	3.901
TOTAL	86,352,700.90	100.000
Joseph Mauriello
Affirmative	83,138,122.14	96.277
Withheld	3,214,578.76	3.723
TOTAL	86,352,700.90	100.000
Cornelia M. Small
Affirmative	83,095,438.06	96.228
Withheld	3,257,262.84	3.772
TOTAL	86,352,700.90	100.000
William S. Stavropoulos
Affirmative	82,929,113.95	96.035
Withheld	3,423,586.95	3.965
TOTAL	86,352,700.90	100.000
David M. Thomas
Affirmative	83,095,487.87	96.228
Withheld	3,257,213.03	3.772
TOTAL	86,352,700.90	100.000
Michael E. Wiley
Affirmative	83,048,523.75	96.174
Withheld	3,304,177.15	3.826
TOTAL	86,352,700.90	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	74,393,635.26	86.151
Against	8,745,543.59	10.128
Abstain	3,213,522.05	3.721
TOTAL	86,352,700.90	100.000

A Denotes trust-wide proposal and voting results.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Emerging Markets Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered a broad range of information. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and projected total operating expenses of each class of the fund in reviewing the Advisory Contracts. The Board noted that the fund's management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics. The Board considered that the projected total operating expenses are comparable to those of similar classes and funds that Fidelity offers to shareholders.

Based on its review, the Board concluded that the fund's management fee and the projected total expenses of each class of the fund were fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The fund has only recently commenced operations and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time in renew the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

VIPEM-ANN-0209
1.858135.100

Fidelity® Variable Insurance Products:

Emerging Markets Portfolio - Class R

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take VIP Emerging Markets Portfolio's cumulative total return and show you what would have happened if VIP Emerging Markets Portfolio shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Emerging Markets Portfolio - Initial Class R on January 23, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Robert von Rekowsky, Portfolio Manager of VIP Emerging Markets Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

From its inception on January 23, 2008, through December 31, 2008, the fund lagged the -44.78% return of the MSCI® Emerging Markets Index. (For specific portfolio results, please refer to the financial highlights section of this report.) Versus the MSCI index, unfavorable stock picking accounted for most of the fund's shortfall, with Russia, South Africa and Brazil detracting the most. An overweighting in Russia also was counterproductive. From a sector standpoint, the fund was hurt the most by stock selection in materials, energy, financials, consumer discretionary and industrials. Russian natural gas producer and distributor Gazprom sold off sharply on lower energy prices and concerns about the steep losses suffered by the broader Russian market. Underweighting index components Taiwan Semiconductor Manufacturing and Israel's Teva Pharmaceutical Industries proved to be ill-timed, as both outperformed the index. Meanwhile, China Mobile, that nation's dominant wireless carrier, suffered from changes in the telecom regulatory landscape that hurt the company relative to its peers. Most of the damage to performance came from overweighting the stock during the first half of the period. In the case of Brazilian steel producer Siderurgica Nacional, both the timing of our purchases and the fund's overweighting hurt performance. Some of the detractors I've mentioned were sold by period end. Conversely, an above-average cash position was helpful given the steep slide in stocks. Individual contributors included two of China's biggest banks, China Construction Bank and Industrial & Commercial Bank of China, which benefited from their solid balance sheets and prospects for increased infrastructure spending by the Chinese government. On the other hand, underweighting benchmark component ICICI Bank, based in India, was timely. Further, my decision to sell Russian nickel producer MMC Norilsk Nickel before the worst of the stock's decline of more than 71% aided the fund's results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	1.10%
Actual		$ 1,000.00	$ 475.50	$ 4.08
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.58
Service Class	1.20%
Actual		$ 1,000.00	$ 474.80	$ 4.45
Hypothetical A		$ 1,000.00	$ 1,019.10	$ 6.09
Service Class 2	1.35%
Actual		$ 1,000.00	$ 474.10	$ 5.00
Hypothetical A		$ 1,000.00	$ 1,018.35	$ 6.85
Initial Class R	1.10%
Actual		$ 1,000.00	$ 475.10	$ 4.08
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.58
Service Class 2R	1.35%
Actual		$ 1,000.00	$ 474.10	$ 5.00
Hypothetical A		$ 1,000.00	$ 1,018.35	$ 6.85
Investor Class R	1.18%
Actual		$ 1,000.00	$ 474.60	$ 4.37
Hypothetical A		$ 1,000.00	$ 1,019.20	$ 5.99

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2008
Brazil	14.0%
South Africa	10.2%
United States of America	9.6%
China	8.7%
Korea (South)	8.6%
Hong Kong	6.4%
India	5.9%
Taiwan	5.1%
Russia	4.8%
Other	26.7%

As of June 30, 2008
Russia	17.6%
Brazil	15.7%
Korea (South)	10.5%
South Africa	6.0%
United States of America	5.4%
Hong Kong	5.3%
Taiwan	5.2%
China	4.7%
Indonesia	4.3%
Other	25.3%

Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	91.1	95.4
Short-Term Investments and Net Other Assets	8.9	4.6
Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	3.9	3.2
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	3.9	5.8
Companhia Vale do Rio Doce (PN-A) sponsored ADR (Brazil, Metals & Mining)	3.2	4.2
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	2.8	2.9
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	2.8	1.5
Teva Pharmaceutical Industries Ltd. sponsored ADR (Israel, Pharmaceuticals)	2.4	0.0
Industrial & Commercial Bank of China (China, Commercial Banks)	1.9	1.0
OAO Gazprom sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	1.8	5.7
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	1.6	1.0
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	1.6	1.4
	25.9
Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.7	17.2
Energy	14.7	25.2
Telecommunication Services	12.7	8.9
Materials	11.1	20.4
Information Technology	10.7	7.0
Consumer Staples	5.4	2.8
Utilities	4.8	2.8
Consumer Discretionary	4.5	4.9
Industrials	4.3	6.2
Health Care	3.2	0.0

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 91.1%
	Shares	Value
Australia - 0.2%
Sino Gold Mining Ltd. (a)	3,690	$ 13,241
Bahrain - 0.1%
Gulf Finance House BSC:
(Reg. S) unit	800	6,800
GDR (c)	600	5,100
TOTAL BAHRAIN		11,900
Bermuda - 1.2%
Aquarius Platinum Ltd. (Australia)	4,612	12,450
Central European Media Enterprises Ltd. Class A (a)	1,000	21,720
Credicorp Ltd. (NY Shares)	1,000	49,960
Ports Design Ltd.	14,000	17,079
TOTAL BERMUDA		101,209
Brazil - 14.0%
America Latina Logistica SA unit	6,900	29,380
Anhanguera Educacional Participacoes SA unit	1,415	7,522
Banco ABC Brasil SA	1,000	2,278
Banco Bradesco SA:
(PN)	7,750	77,124
(PN) sponsored ADR	2,200	21,714
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	3,400	46,716
Companhia Siderurgica Nacional SA (CSN) sponsored ADR	5,200	66,612
Companhia Vale do Rio Doce (PN-A) sponsored ADR	24,700	263,055
GVT Holding SA (a)	3,500	38,564
MRV Engenharia e Participacoes SA	2,200	9,686
Net Servicos de Comunicacao SA sponsored ADR	4,700	27,354
OGX Petroleo e Gas Participacoes SA	100	23,704
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	11,100	111,777
(PN) sponsored ADR (non-vtg.)	10,100	206,141
sponsored ADR	1,100	26,939
Redecard SA	4,100	47,064
Uniao de Bancos Brasileiros SA (Unibanco):
unit	2,800	18,166
GDR	900	58,158
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	1,800	20,726
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	6,100	48,373
TOTAL BRAZIL		1,151,053
Cayman Islands - 1.1%
Chaoda Modern Agriculture (Holdings) Ltd.	56,160	36,088
China Dongxiang Group Co. Ltd.	73,000	17,838

	Shares	Value
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	900	$ 10,530
The United Laboratories International Holdings Ltd.	32,000	8,503
Xinao Gas Holdings Ltd.	6,000	6,365
Yingli Green Energy Holding Co. Ltd. ADR (a)	1,800	10,980
TOTAL CAYMAN ISLANDS		90,304
China - 8.7%
Baidu.com, Inc. sponsored ADR (a)	200	26,114
China Coal Energy Co. Ltd. (H Shares)	56,000	45,256
China Construction Bank Corp. (H Shares)	238,000	132,414
China Gas Holdings Ltd.	62,000	9,197
China Merchants Bank Co. Ltd. (H Shares)	39,500	73,906
China Petroleum & Chemical Corp.:
(H Shares)	34,000	20,898
Class H sponsored ADR	700	43,253
China Railway Construction Corp. Class H	16,000	23,953
China South Locomotive & Rolling Stock Corp. Ltd. (H Shares)	67,000	36,795
China Yurun Food Group Ltd.	18,000	21,291
Golden Eagle Retail Group Ltd. (H Shares)	34,000	23,927
Industrial & Commercial Bank of China	290,000	153,963
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	7,500	36,857
Tencent Holdings Ltd.	7,600	49,382
Yantai Changyu Pioneer Wine Co. (B Shares)	1,400	4,938
ZTE Corp. (H Shares)	5,800	15,323
TOTAL CHINA		717,467
Cyprus - 0.0%
XXI Century Investments Public Ltd. (a)	600	66
Czech Republic - 2.6%
Ceske Energeticke Zavody AS	3,000	122,478
Komercni Banka AS	400	61,801
Philip Morris CR AS	100	31,348
TOTAL CZECH REPUBLIC		215,627
Egypt - 1.3%
Commercial International Bank Ltd. sponsored GDR	7,499	51,368
Eastern Tobacco Co.	600	18,111
Orascom Construction Industries SAE GDR	400	20,000
Telecom Egypt SAE	7,100	20,655
TOTAL EGYPT		110,134
Georgia - 0.0%
Bank of Georgia unit (a)	200	828
Common Stocks - continued
	Shares	Value
Hong Kong - 6.4%
China Mobile (Hong Kong) Ltd.	31,500	$ 319,602
China Resources Power Holdings Co. Ltd.	30,000	58,329
CNOOC Ltd.	123,000	116,992
CNPC (Hong Kong) Ltd.	110,000	34,468
REXCAPITAL Financial Holdings Ltd. (a)	75,000	1,807
TOTAL HONG KONG		531,198
India - 5.9%
Axis Bank Ltd.	2,500	25,952
Axis Bank Ltd. GDR (Reg. S)	600	6,288
Bank of India	7,781	46,155
Bharti Airtel Ltd. (a)	2,584	38,125
Educomp Solutions Ltd.	658	32,744
Housing Development Finance Corp. Ltd.	2,003	61,352
ICICI Bank Ltd.	7,974	73,989
Infosys Technologies Ltd. sponsored ADR	3,300	81,081
Larsen & Toubro Ltd.	1,783	28,533
Reliance Industries Ltd.	711	18,123
Rolta India Ltd.	9,218	22,145
Rural Electrification Corp. Ltd.	60	91
Sintex Industries Ltd.	2,273	8,895
Tata Power Co. Ltd.	2,958	45,771
TOTAL INDIA		489,244
Indonesia - 2.8%
PT Astra International Tbk	35,000	33,107
PT Bank Rakyat Indonesia Tbk	141,000	57,710
PT Bayan Resources Tbk	18,500	1,592
PT Bumi Resources Tbk	293,000	23,788
PT Perusahaan Gas Negara Tbk Series B	346,300	58,270
PT Telkomunikasi Indonesia Tbk:
Series B	82,000	50,441
sponsored ADR	300	7,521
TOTAL INDONESIA		232,429
Ireland - 0.0%
Dragon Oil PLC (a)	1,000	2,364
Israel - 4.1%
Cellcom Israel Ltd.	1,500	33,150
Check Point Software Technologies Ltd. (a)	3,100	58,869
Israel Chemicals Ltd.	6,703	46,637
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,600	195,822
TOTAL ISRAEL		334,478

	Shares	Value
Kazakhstan - 0.4%
JSC Halyk Bank of Kazakhstan unit	1,050	$ 2,877
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	2,400	30,240
TOTAL KAZAKHSTAN		33,117
Korea (South) - 8.6%
Hyundai Mobis	655	33,315
Korea Gas Corp.	1,137	52,518
KT&G Corp.	1,000	63,081
LG Household & Health Care Ltd.	259	39,363
LIG Non-Life Insurance Co. Ltd.	1,330	12,757
MegaStudy Co. Ltd.	325	47,984
Meritz Fire & Marine Insurance Co. Ltd.	6,270	18,507
NHN Corp. (a)	500	52,713
POSCO	91	27,559
POSCO sponsored ADR	200	15,050
Samsung Electronics Co. Ltd.	627	227,974
Shinhan Financial Group Co. Ltd.	2,830	67,154
Taewoong Co. Ltd.	831	51,159
TOTAL KOREA (SOUTH)		709,134
Lebanon - 0.1%
Solidere GDR	300	4,875
Luxembourg - 0.5%
Evraz Group SA GDR	584	5,022
MHP SA GDR (a)(c)	700	2,415
Millicom International Cellular SA	800	35,928
TOTAL LUXEMBOURG		43,365
Malaysia - 1.2%
DiGi.com Bhd	8,600	54,378
Public Bank Bhd	18,100	46,491
TOTAL MALAYSIA		100,869
Mexico - 4.2%
America Movil SAB de CV Series L sponsored ADR	7,300	226,227
Fomento Economico Mexicano SAB de CV sponsored ADR	2,000	60,260
Grupo Financiero Banorte SA de CV Series O	27,200	49,307
Urbi, Desarrollos Urbanos, SA de CV (a)	6,800	9,418
TOTAL MEXICO		345,212
Nigeria - 0.1%
Guaranty Trust Bank PLC:
(Reg. S) unit	763	2,655
sponsored GDR (c)	436	1,517
TOTAL NIGERIA		4,172
Oman - 0.2%
BankMuscat SAOG sponsored GDR	2,300	18,400
Panama - 0.1%
Intergroup Financial Services Corp.	865	8,607
Common Stocks - continued
	Shares	Value
Papua New Guinea - 0.3%
Oil Search Ltd.	6,402	$ 21,383
Peru - 0.6%
Compania de Minas Buenaventura SA sponsored ADR	2,490	49,601
Philippines - 0.1%
Security Bank Corp.	3,000	1,580
SM Investments Corp.	1,280	5,177
TOTAL PHILIPPINES		6,757
Poland - 0.7%
Powszechna Kasa Oszczednosci Bank SA	4,600	54,993
Trakcja Polska SA	2,050	2,789
TOTAL POLAND		57,782
Russia - 4.8%
Bank St. Petersburg OJSC	2,931	3,278
LSR Group OJSC (a)	100	437
Lukoil Oil Co. sponsored ADR	2,331	77,156
Magnit OJSC GDR (Reg. S) (a)	1,200	5,400
Mobile TeleSystems OJSC sponsored ADR	1,100	29,348
OAO Gazprom sponsored ADR	10,084	143,697
OAO Raspadskaya	7,400	7,627
OAO TMK	1,965	2,595
OJSC Rosneft unit	7,400	27,982
Polymetal JSC GDR (Reg. S) (a)	1,700	7,739
Rosinter Restaurants Holding (a)	363	2,582
Sberbank (Savings Bank of the Russian Federation)	44,600	33,370
Sberbank (Savings Bank of the Russian Federation) GDR	100	14,455
Uralkali JSC	4,300	8,060
Uralkali JSC GDR (Reg. S)	1,100	9,878
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)	700	18,417
TOTAL RUSSIA		392,021
South Africa - 10.2%
African Bank Investments Ltd.	15,000	41,101
African Rainbow Minerals Ltd.	3,560	42,369
Aspen Pharmacare Holdings Ltd. (a)	11,764	42,226
Aveng Ltd.	9,300	30,521
Exxaro Resources Ltd.	5,657	43,497
FirstRand Ltd.	35,100	60,724
Harmony Gold Mining Co. Ltd. sponsored ADR (a)	6,300	69,111
Illovo Sugar Ltd.	10,082	24,489
Impala Platinum Holdings Ltd.	4,300	62,325
JD Group Ltd.	1,208	4,732

	Shares	Value
Mr. Price Group Ltd.	16,500	$ 43,531
MTN Group Ltd.	11,608	134,603
Murray & Roberts Holdings Ltd.	4,200	21,599
Raubex Group Ltd.	16,123	37,250
Sasol Ltd.	1,900	56,829
Sasol Ltd. sponsored ADR	2,800	84,924
Shoprite Holdings Ltd.	7,600	42,991
TOTAL SOUTH AFRICA		842,822
Taiwan - 5.1%
Acer, Inc.	32,000	41,593
Asia Cement Corp.	35,000	30,381
First Financial Holding Co. Ltd.	96,032	50,543
Hon Hai Precision Industry Co. Ltd. (Foxconn)	41,550	81,389
HTC Corp.	5,900	58,865
Siliconware Precision Industries Co. Ltd.	37,560	32,088
Taiwan Mobile Co. Ltd.	29,000	43,091
Taiwan Semiconductor Manufacturing Co. Ltd.	58,000	78,572
TOTAL TAIWAN		416,522
Thailand - 1.5%
Minor International PCL (For. Reg.)	96,710	22,776
PTT Exploration & Production PCL (For. Reg.)	17,000	53,352
Siam Commercial Bank PCL (For. Reg.)	26,500	38,118
Total Access Communication PCL (For. Reg.)	6,500	6,201
TOTAL THAILAND		120,447
Turkey - 2.5%
Anadolu Efes Biracilik ve Malt Sanyii AS	8,000	53,489
Asya Katilim Bankasi AS	36,877	27,768
Enka Insaat ve Sanayi AS	10,979	37,416
Tupras-Turkiye Petrol Rafinerileri AS	4,000	42,064
Turkiye Garanti Bankasi AS (a)	28,000	47,257
TOTAL TURKEY		207,994
United Kingdom - 0.8%
Cairn Energy PLC (a)	300	8,918
Eurasian Natural Resources Corp. PLC	150	728
Hikma Pharmaceuticals PLC	3,300	17,049
Randgold Resources Ltd. sponsored ADR	800	35,136
TOTAL UNITED KINGDOM		61,831
United States of America - 0.7%
Central European Distribution Corp. (a)	1,100	21,670
CTC Media, Inc. (a)	3,500	16,800
Freeport-McMoRan Copper & Gold, Inc. Class B	900	21,996
TOTAL UNITED STATES OF AMERICA		60,466
TOTAL COMMON STOCKS (Cost $12,503,424)		7,506,919
Money Market Funds - 9.6%
	Shares	Value
Fidelity Cash Central Fund, 1.06% (b) (Cost $791,671)	791,671	$ 791,671
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $13,295,095)	8,298,590
NET OTHER ASSETS - (0.7)%	(61,482)
NET ASSETS - 100%	$ 8,237,108
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,032 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,474
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 8,298,590	$ 4,222,256	$ 4,076,334	$ -
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $1,790,850 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $1,365,214 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $12,503,424)	$ 7,506,919
Fidelity Central Funds (cost $791,671)	791,671
Total Investments (cost $13,295,095)		$ 8,298,590
Cash		7,309
Foreign currency held at value (cost $1,928)		1,943
Receivable for investments sold		16,983
Receivable for fund shares sold		14,574
Dividends receivable		27,744
Distributions receivable from Fidelity Central Funds		764
Prepaid expenses		94
Receivable from investment adviser for expense reductions		20,992
Other receivables		1,064
Total assets		8,390,057

Liabilities
Payable for investments purchased	$ 82,273
Payable for fund shares redeemed	78
Accrued management fee	5,105
Distribution fees payable	189
Other affiliated payables	947
Other payables and accrued expenses	64,357
Total liabilities		152,949

Net Assets		$ 8,237,108
Net Assets consist of:
Paid in capital		$ 16,673,977
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,440,438)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(4,996,431)
Net Assets		$ 8,237,108

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($516,283 ÷ 105,877 shares)	$ 4.88

Service Class: Net Asset Value, offering price and redemption price per share ($395,731 ÷ 81,099 shares)	$ 4.88

Service Class 2: Net Asset Value, offering price and redemption price per share ($395,175 ÷ 80,903 shares)	$ 4.88

Initial Class R: Net Asset Value, offering price and redemption price per share ($3,157,919 ÷ 647,608 shares)	$ 4.88

Service Class 2R: Net Asset Value, offering price and redemption price per share ($395,176 ÷ 80,903 shares)	$ 4.88

Investor Class R: Net Asset Value, offering price and redemption price per share ($3,376,824 ÷ 693,043 shares)	$ 4.87

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

For the period January 23, 2008 (commencement of operations) to December 31, 2008

Investment Income
Dividends		$ 216,073
Interest		1,277
Income from Fidelity Central Funds		15,474
		232,824
Less foreign taxes withheld		(22,631)
Total income		210,193

Expenses
Management fee	$ 66,190
Transfer agent fees	11,034
Distribution fees	3,942
Accounting fees and expenses	4,236
Custodian fees and expenses	170,855
Independent trustees' compensation	37
Audit	60,139
Legal	94
Miscellaneous	550
Total expenses before reductions	317,077
Expense reductions	(227,202)	89,875
Net investment income (loss)		120,318
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,429,825)
Foreign currency transactions	(19,147)
Total net realized gain (loss)		(3,448,972)
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,996,505)
Assets and liabilities in foreign currencies	74
Total change in net unrealized appreciation (depreciation)		(4,996,431)
Net gain (loss)		(8,445,403)
Net increase (decrease) in net assets resulting from operations		$ (8,325,085)

Statement of Changes in Net Assets

For the period January 23, 2008 (commencement of operations) to December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 120,318
Net realized gain (loss)	(3,448,972)
Change in net unrealized appreciation (depreciation)	(4,996,431)
Net increase (decrease) in net assets resulting from operations	(8,325,085)
Distributions to shareholders from net investment income	(118,460)
Share transactions - net increase (decrease)	16,664,085
Redemption fees	16,568
Total increase (decrease) in net assets	8,237,108

Net Assets
Beginning of period	-
End of period	$ 8,237,108

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Year ended December 31,

2008H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13
Net realized and unrealized gain (loss)	(5.19)
Total from investment operations	(5.06)
Distributions from net investment income	(.08)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.88
Total ReturnB, C, D	(50.45)%
Ratios to Average Net AssetsF, I
Expenses before reductions	3.92%A
Expenses net of fee waivers, if any	1.10%A
Expenses net of all reductions	1.02%A
Net investment income (loss)	1.54%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 516
Portfolio turnover rateG	79%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period January 23, 2008 (commencement of operations) to December 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Year ended December 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.12
Net realized and unrealized gain (loss)	(5.19)
Total from investment operations	(5.07)
Distributions from net investment income	(.07)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.88
Total Return B, C, D	(50.53)%
Ratios to Average Net AssetsF, I
Expenses before reductions	4.02%A
Expenses net of fee waivers, if any	1.20%A
Expenses net of all reductions	1.12%A
Net investment income (loss)	1.44%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 396
Portfolio turnover rateG	79%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period January 23, 2008 (commencement of operations) to December 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.11
Net realized and unrealized gain (loss)	(5.19)
Total from investment operations	(5.08)
Distributions from net investment income	(.06)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.88
Total ReturnB, C, D	(50.65)%
Ratios to Average Net AssetsF, I
Expenses before reductions	4.17% A
Expenses net of fee waivers, if any	1.35%A
Expenses net of all reductions	1.27%A
Net investment income (loss)	1.29%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 395
Portfolio turnover rateG	79%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period January 23, 2008 (commencement of operations) to December 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Initial Class R

Year ended December 31,

2008H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.11
Net realized and unrealized gain (loss)	(5.16)
Total from investment operations	(5.05)
Distributions from net investment income	(.08)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 4.88
Total Return B, C, D	(50.45)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.71%A
Expenses net of fee waivers, if any	1.10%A
Expenses net of all reductions	1.02%A
Net investment income (loss)	1.54%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,158
Portfolio turnover rateG	79%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period January 23, 2008 (commencement of operations) to December 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2R

Year ended December 31,

2008H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.11
Net realized and unrealized gain (loss)	(5.19)
Total from investment operations	(5.08)
Distributions from net investment income	(.06)
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 4.88
Total ReturnB, C, D	(50.65)%
Ratios to Average Net AssetsF, I
Expenses before reductions	4.17%A
Expenses net of fee waivers, if any	1.35%A
Expenses net of all reductions	1.27%A
Net investment income (loss)	1.29%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 395
Portfolio turnover rateG	79%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period January 23, 2008 (commencement of operations) to December 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class R

Year ended December 31,

2008H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.10
Net realized and unrealized gain (loss)	(5.16)
Total from investment operations	(5.06)
Distributions from net investment income	(.08)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 4.87
Total ReturnB, C, D	(50.55)%
Ratios to Average Net AssetsF, I
Expenses before reductions	3.81%A
Expenses net of fee waivers, if any	1.18%A
Expenses net of all reductions	1.10%A
Net investment income (loss)	1.46%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,377
Portfolio turnover rateG	79%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period January 23, 2008 (commencement of operations) to December 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Emerging Markets Portfolio (the Fund) is a fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions expected to be taken in the initial filing of the Fund's federal tax return. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 154,405
Unrealized depreciation	(5,435,206)
Net unrealized appreciation (depreciation)	(5,280,801)
Capital loss carryforward	(1,790,850)

Cost for federal income tax purposes	$ 13,579,391

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

December 31, 2008
Ordinary Income	$ 118,460

Trading (Redemption) Fees. Initial Class R shares, Service Class 2R shares and Investor Class R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $22,129,573 and $6,178,056, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 658
Service Class 2	1,642
Service Class 2R	1,642
$ 3,942

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Class R) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class R pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 707
Service Class	477
Service Class 2	476
Initial Class R	3,279
Service Class 2R	476
Investor Class R	5,619
$ 11,034

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $79 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $12 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Initial Class	1.10%	$ 23,685
Service Class	1.20%	18,487
Service Class 2	1.35%	18,474
Initial Class R	1.10%	71,097
Service Class 2R	1.35%	18,475
Investor Class R	1.25% to 1.18%*	70,386
		$ 220,604

* Expense limitation in effect at period end.

Effective February 1, 2008, the expense limitation changed to 1.18% for the Investor Class R.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,377 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $221.

Annual Report

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of approximately 100% of the total outstanding shares of the Fund.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended December 31,	2008 A
From net investment income
Initial Class	$ 7,875
Service Class	5,365
Service Class 2	4,404
Initial Class R	46,484
Service Class 2R	4,404
Investor Class R	49,928
Total	$ 118,460

A For the period January 23, 2008 (commencement of operations) to December 31, 2008.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
Year ended December 31,	2008 A	2008 A
Initial Class
Shares sold	107,445	$ 1,068,509
Reinvestment of distributions	1,615	7,875
Shares redeemed	(3,183)	(22,468)
Net increase (decrease)	105,877	$ 1,053,916
Service Class
Shares sold	80,001	$ 800,010
Reinvestment of distributions	1,098	5,365
Net increase (decrease)	81,099	$ 805,375
Service Class 2
Shares sold	80,001	$ 800,010
Reinvestment of distributions	902	4,404
Net increase (decrease)	80,903	$ 804,414
Initial Class R
Shares sold	856,743	$ 8,037,340
Reinvestment of distributions	9,532	46,484
Shares redeemed	(218,667)	(1,627,362)
Net increase (decrease)	647,608	$ 6,456,462
Service Class 2R
Shares sold	80,001	$ 800,010
Reinvestment of distributions	902	4,404
Net increase (decrease)	80,903	$ 804,414
Investor Class R
Shares sold	938,957	$ 8,629,449
Reinvestment of distributions	10,240	49,928
Shares redeemed	(256,154)	(1,939,873)
Net increase (decrease)	693,043	$ 6,739,504

A For the period January 23, 2008 (commencement of operations) to December 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Emerging Markets Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Emerging Markets Portfolio (the Fund), a fund of Variable Insurance Products Fund IV, including the schedule of investments, as of December 31, 2008, and the related statement of operations , the statement of changes in net assets, and the financial highlights for the period from January 23, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Emerging Markets Portfolio as of December 31, 2008, the results of its operations the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the period from January 23, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class R	12/19/2008	$0.084	$0.014
	12/30/2008	$0.005	$0.000

Investor Class R	12/19/2008	$0.084	$0.014
	12/30/2008	$0.005	$0.000

Service Class 2R	12/19/2008	$0.064	$0.014
	12/30/2008	$0.005	$0.000

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	82,890,712.47	95.991
Withheld	3,461,988.43	4.009
TOTAL	86,352,700.90	100.000
Dennis J. Dirks
Affirmative	82,970,372.75	96.083
Withheld	3,382,328.15	3.917
TOTAL	86,352,700.90	100.000
Edward C. Johnson 3d
Affirmative	82,689,162.78	95.757
Withheld	3,663,538.12	4.243
TOTAL	86,352,700.90	100.000
Alan J. Lacy
Affirmative	83,041,222.35	96.165
Withheld	3,311,478.55	3.835
TOTAL	86,352,700.90	100.000
Ned C. Lautenbach
Affirmative	82,983,853.72	96.099
Withheld	3,368,847.18	3.901
TOTAL	86,352,700.90	100.000
Joseph Mauriello
Affirmative	83,138,122.14	96.277
Withheld	3,214,578.76	3.723
TOTAL	86,352,700.90	100.000
Cornelia M. Small
Affirmative	83,095,438.06	96.228
Withheld	3,257,262.84	3.772
TOTAL	86,352,700.90	100.000
William S. Stavropoulos
Affirmative	82,929,113.95	96.035
Withheld	3,423,586.95	3.965
TOTAL	86,352,700.90	100.000
David M. Thomas
Affirmative	83,095,487.87	96.228
Withheld	3,257,213.03	3.772
TOTAL	86,352,700.90	100.000
Michael E. Wiley
Affirmative	83,048,523.75	96.174
Withheld	3,304,177.15	3.826
TOTAL	86,352,700.90	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	74,393,635.26	86.151
Against	8,745,543.59	10.128
Abstain	3,213,522.05	3.721
TOTAL	86,352,700.90	100.000

A Denotes trust-wide proposal and voting results.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Emerging Markets Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.
The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered a broad range of information. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and projected total operating expenses of each class of the fund in reviewing the Advisory Contracts. The Board noted that the fund's management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics. The Board considered that the projected total operating expenses are comparable to those of similar classes and funds that Fidelity offers to shareholders.

Based on its review, the Board concluded that the fund's management fee and the projected total expenses of each class of the fund were fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The fund has only recently commenced operations and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time in renew the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

VIPEMR-ANN-0209
1.888698.100

Fidelity® Variable Insurance Products:
Energy Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Life of fundA
VIP Energy - Initial Class C	-54.26%	7.20%	6.36%
VIP Energy - Investor ClassB, C	-54.32%	7.11%	6.30%

A From July 19, 2001.

B The initial offering of Investor Class took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

C Prior to October 1, 2006, VIP Energy operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Energy Portfolio - Initial Class on July 19, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from John Dowd, Portfolio Manager of VIP Energy Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

For the 12 months ending December 31, 2008, the fund substantially underperformed the S&P 500® and the -36.93% return of the MSCI® US Investable Market Energy Index. (For specific portfolio results, please see the performance section of this report.) With investors shedding risk and favoring mainly the "too-big-to-fail" stocks, the portfolio's relatively aggressive positioning in an array of inexpensive stocks from mid- and smaller-sized companies went unrewarded. Much of the fund's underperformance versus the MSCI index was due to underweighting integrated oil companies, which led energy sector performance despite the precipitous drop in oil prices. Specifically, the fund underweighted top-performing Exxon Mobil, as well as Chevron, though Exxon Mobil was the fund's largest holding at period end. A large position in U.S. oil refiner Valero Energy also disappointed; the stock declined when refining margins contracted due to higher oil prices early on and amid decelerating U.S. and European consumption. Rig construction company National Oilwell Varco and rig owner Nabors Industries also detracted, plummeting as a result of reduced global energy demand. Contributors included an underweighting in poorly-performing oil services company Schlumberger, an outsized stake in low-cost natural gas producer Southwestern Energy, and underweighted positions in exploration and production companies Noble Energy and Anadarko Petroleum.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.70%
Actual		$ 1,000.00	$ 394.70	$ 2.45
HypotheticalA		$ 1,000.00	$ 1,021.62	$ 3.56
Service Class 2.95%
Actual		$ 1,000.00	$ 394.00	$ 3.33
HypotheticalA		$ 1,000.00	$ 1,020.36	$ 4.82
Investor Class	.79%
Actual		$ 1,000.00	$ 394.40	$ 2.77
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 4.01

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	6.0	3.7
Chevron Corp.	5.4	1.2
Occidental Petroleum Corp.	4.2	2.7
Range Resources Corp.	4.1	4.0
Cabot Oil & Gas Corp.	3.8	3.6
Southwestern Energy Co.	3.2	1.9
Hess Corp.	3.1	2.7
Anadarko Petroleum Corp.	2.9	0.0
Noble Corp.	2.8	0.5
ConocoPhillips	2.4	5.6
	37.9
Top Industries (% of fund's net assets)
As of December 31, 2008
Oil, Gas & Consumable Fuels	71.8%
Energy Equipment & Services	21.5%
Electrical Equipment	2.3%
Gas Utilities	1.0%
Construction & Engineering	1.0%
All Others*	2.4%

As of June 30, 2008
Oil, Gas & Consumable Fuels	63.1%
Energy Equipment & Services	30.0%
Electrical Equipment	3.7%
Chemicals	0.5%
Construction & Engineering	0.3%
All Others*	2.4%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Environmental & Facility Services - 0.0%
Fuel Tech, Inc. (a)	10,149	$ 107,478
CONSTRUCTION & ENGINEERING - 1.0%
Construction & Engineering - 1.0%
Jacobs Engineering Group, Inc. (a)	54,700	2,631,070
ELECTRICAL EQUIPMENT - 2.3%
Electrical Components & Equipment - 2.1%
Evergreen Solar, Inc. (a)	141,706	452,042
First Solar, Inc. (a)	9,900	1,365,804
JA Solar Holdings Co. Ltd. ADR (a)(d)	251,400	1,098,618
Q-Cells SE (a)	9,800	358,405
Renewable Energy Corp. AS (a)	38,100	367,345
Sunpower Corp. Class B (a)	52,500	1,598,100
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	23,800	278,460
		5,518,774
Heavy Electrical Equipment - 0.2%
Vestas Wind Systems AS (a)	7,383	436,573
TOTAL ELECTRICAL EQUIPMENT		5,955,347
ENERGY EQUIPMENT & SERVICES - 21.5%
Oil & Gas Drilling - 11.0%
Atwood Oceanics, Inc. (a)	191,211	2,921,704
Helmerich & Payne, Inc.	152,351	3,465,985
Hercules Offshore, Inc. (a)	120,080	570,380
Nabors Industries Ltd. (a)	442,694	5,299,047
Noble Corp.	335,621	7,413,868
Patterson-UTI Energy, Inc.	228,114	2,625,592
Pioneer Drilling Co. (a)	41,202	229,495
Pride International, Inc. (a)	142,600	2,278,748
Rowan Companies, Inc.	88,500	1,407,150
Transocean Ltd. (a)	54,747	2,586,796
		28,798,765
Oil & Gas Equipment & Services - 10.5%
Baker Hughes, Inc.	21,300	683,091
BJ Services Co.	149,800	1,748,166
Complete Production Services, Inc. (a)	59,960	488,674
Core Laboratories NV	7,400	442,964
Dril-Quip, Inc. (a)	14,500	297,395
Exterran Holdings, Inc. (a)	46,243	984,976
FMC Technologies, Inc. (a)	20	477
Fugro NV (Certificaten Van Aandelen) unit	1,023	29,544
Global Industries Ltd. (a)	216,634	756,053
Halliburton Co.	84,374	1,533,919
Helix Energy Solutions Group, Inc. (a)	44,300	320,732
National Oilwell Varco, Inc. (a)	240,478	5,877,282
Oil States International, Inc. (a)	39,200	732,648
Schlumberger Ltd. (NY Shares)	106,742	4,518,389
Smith International, Inc.	8,268	189,255

	Shares	Value
Superior Energy Services, Inc. (a)	125,654	$ 2,001,668
Tenaris SA sponsored ADR	11,500	241,270
Tidewater, Inc.	36,400	1,465,828
TSC Offshore Group Ltd. (a)	746,000	53,941
Weatherford International Ltd. (a)	408,210	4,416,832
Willbros Group, Inc. (a)	108,633	920,122
		27,703,226
TOTAL ENERGY EQUIPMENT & SERVICES		56,501,991
GAS UTILITIES - 1.0%
Gas Utilities - 1.0%
Equitable Resources, Inc.	30,100	1,009,855
Questar Corp.	44,600	1,457,974
Zhongyu Gas Holdings Ltd. (a)	3,884,000	207,727
		2,675,556
METALS & MINING - 0.1%
Diversified Metals & Mining - 0.1%
Teck Cominco Ltd. Class B (sub. vtg.)	33,100	163,772
OIL, GAS & CONSUMABLE FUELS - 71.8%
Coal & Consumable Fuels - 3.8%
Arch Coal, Inc.	70,150	1,142,744
CONSOL Energy, Inc.	89,621	2,561,368
Foundation Coal Holdings, Inc.	187,714	2,631,750
Peabody Energy Corp.	150,994	3,435,114
PT Bumi Resources Tbk	1,598,000	129,740
		9,900,716
Integrated Oil & Gas - 30.5%
BP PLC sponsored ADR	53,000	2,477,220
Chevron Corp.	193,900	14,342,783
ConocoPhillips	123,900	6,418,020
ENI SpA sponsored ADR	82,600	3,949,932
Exxon Mobil Corp.	196,774	15,708,471
Hess Corp.	151,500	8,126,460
Marathon Oil Corp.	229,000	6,265,440
Occidental Petroleum Corp.	184,000	11,038,160
Petro-Canada	109,700	2,409,126
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	50,100	1,022,541
Royal Dutch Shell PLC Class A sponsored ADR	88,000	4,658,720
Total SA sponsored ADR	72,000	3,981,600
		80,398,473
Oil & Gas Exploration & Production - 29.4%
Anadarko Petroleum Corp.	200,600	7,733,130
Apache Corp.	9,200	685,676
Berry Petroleum Co. Class A	1,714	12,958
Cabot Oil & Gas Corp.	390,118	10,143,068
Canadian Natural Resources Ltd.	43,400	1,738,925
Chesapeake Energy Corp.	25,800	417,186
Comstock Resources, Inc. (a)	110,220	5,207,895
Concho Resources, Inc. (a)	119,844	2,734,840
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Denbury Resources, Inc. (a)	226,100	$ 2,469,012
Devon Energy Corp.	12,500	821,375
Encore Acquisition Co. (a)	76,732	1,958,201
EOG Resources, Inc.	800	53,264
EXCO Resources, Inc. (a)	165,850	1,502,601
Forest Oil Corp. (a)	15,509	255,743
Goodrich Petroleum Corp. (a)	28,800	862,560
Newfield Exploration Co. (a)	10,100	199,475
Nexen, Inc.	133,700	2,357,085
Noble Energy, Inc.	73,400	3,612,748
Oil Search Ltd.	284,383	949,849
OPTI Canada, Inc. (a)	154,600	228,717
Penn Virginia Corp.	48,061	1,248,625
Petrobank Energy & Resources Ltd. (a)	15,900	265,414
Petrohawk Energy Corp. (a)	398,223	6,224,225
Petroquest Energy, Inc. (a)	121,063	818,386
Plains Exploration & Production Co. (a)	143,562	3,336,381
Quicksilver Resources, Inc. (a)	302,039	1,682,357
Range Resources Corp.	315,100	10,836,289
SandRidge Energy, Inc. (a)	2,922	17,970
Southwestern Energy Co. (a)	293,000	8,488,210
Talisman Energy, Inc.	2,900	29,031
Whiting Petroleum Corp. (a)	19,300	645,778
		77,536,974
Oil & Gas Refining & Marketing - 6.4%
Frontier Oil Corp.	362,664	4,580,446
Holly Corp.	85,600	1,560,488
Sunoco, Inc.	77,037	3,348,028
Tesoro Corp.	167,332	2,203,762
Valero Energy Corp.	244,657	5,294,377
		16,987,101

	Shares	Value
Oil & Gas Storage & Transport - 1.7%
El Paso Corp.	163,900	$ 1,283,337
Williams Companies, Inc.	213,850	3,096,548
		4,379,885
TOTAL OIL, GAS & CONSUMABLE FUELS		189,203,149
TOTAL COMMON STOCKS (Cost $379,872,755)		257,238,363
Money Market Funds - 2.4%

Fidelity Cash Central Fund, 1.06% (b)	5,327,161	5,327,161
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	946,375	946,375
TOTAL MONEY MARKET FUNDS (Cost $6,273,536)		6,273,536
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $386,146,291)	263,511,899
NET OTHER ASSETS - (0.1)%	(207,590)
NET ASSETS - 100%	$ 263,304,309
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 145,870
Fidelity Securities Lending Cash Central Fund	101,982
Total	$ 247,852
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 263,511,899	$ 260,978,775	$ 2,533,124	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.4%
Cayman Islands	4.4%
Canada	2.8%
United Kingdom	2.7%
Netherlands Antilles	1.7%
France	1.5%
Italy	1.5%
Others (individually less than 1%)	2.0%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $23,129,107 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including securities loaned of $876,040) - See accompanying schedule: Unaffiliated issuers (cost $379,872,755)	$ 257,238,363
Fidelity Central Funds (cost $6,273,536)	6,273,536
Total Investments (cost $386,146,291)		$ 263,511,899
Foreign currency held at value (cost $203)		203
Receivable for investments sold		133,757
Receivable for fund shares sold		771,173
Dividends receivable		200,230
Distributions receivable from Fidelity Central Funds		6,635
Prepaid expenses		3,646
Other receivables		41,391
Total assets		264,668,934

Liabilities
Payable for investments purchased	$ 101,769
Payable for fund shares redeemed	43,081
Accrued management fee	118,047
Distribution fees payable	17,651
Other affiliated payables	25,507
Other payables and accrued expenses	112,195
Collateral on securities loaned, at value	946,375
Total liabilities		1,364,625

Net Assets		$ 263,304,309
Net Assets consist of:
Paid in capital		$ 424,209,480
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(38,212,880)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(122,692,291)
Net Assets		$ 263,304,309

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($117,939,822 ÷ 10,295,396 shares)	$ 11.46

Service Class 2: Net Asset Value, offering price and redemption price per share ($90,108,510 ÷ 7,902,605 shares)	$ 11.40

Investor Class: Net Asset Value, offering price and redemption price per share ($55,255,977 ÷ 4,831,026 shares)	$ 11.44

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 4,533,310
Interest		1,076
Income from Fidelity Central Funds		247,852
Total income		4,782,238

Expenses
Management fee	$ 3,243,094
Transfer agent fees	506,059
Distribution fees	458,846
Accounting and security lending fees	217,092
Custodian fees and expenses	54,033
Independent trustees' compensation	2,795
Registration fees	1,094
Audit	44,303
Legal	3,471
Interest	16,799
Miscellaneous	60,181
Total expenses before reductions	4,607,767
Expense reductions	(22,664)	4,585,103
Net investment income (loss)		197,135
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(26,229,667)
Foreign currency transactions	9,906
Total net realized gain (loss)		(26,219,761)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $97,338)	(343,581,244)
Assets and liabilities in foreign currencies	515
Total change in net unrealized appreciation (depreciation)		(343,580,729)
Net gain (loss)		(369,800,490)
Net increase (decrease) in net assets resulting from operations		$ (369,603,355)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 197,135	$ 1,173,451
Net realized gain (loss)	(26,219,761)	35,806,472
Change in net unrealized appreciation (depreciation)	(343,580,729)	145,447,905
Net increase (decrease) in net assets resulting from operations	(369,603,355)	182,427,828
Distributions to shareholders from net investment income	(275,275)	(1,200,523)
Distributions to shareholders from net realized gain	(18,707,189)	(27,081,489)
Total distributions	(18,982,464)	(28,282,012)
Share transactions - net increase (decrease)	(29,506,360)	124,344,576
Redemption fees	458,118	169,727
Total increase (decrease) in net assets	(417,634,061)	278,660,119

Net Assets
Beginning of period	680,938,370	402,278,251
End of period	$ 263,304,309	$ 680,938,370

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 26.55	$ 19.04	$ 18.92	$ 13.62	$ 11.04
Income from Investment Operations
Net investment income (loss) C	.03	.07	.09	.10	.10
Net realized and unrealized gain (loss)	(14.31)	8.62	3.09	6.20	2.53
Total from investment operations	(14.28)	8.69	3.18	6.30	2.63
Distributions from net investment income	(.03)	(.06)	(.16)	(.08)	(.07)
Distributions from net realized gain	(.80)	(1.13)	(2.91)	(.94)	-
Total distributions	(.83)	(1.19)	(3.07)	(1.02)	(.07)
Redemption fees added to paid in capital C	.02	.01	.01	.02	.02
Net asset value, end of period	$ 11.46	$ 26.55	$ 19.04	$ 18.92	$ 13.62
Total Return A, B	(54.26)%	45.97%	16.91%	46.31%	23.96%
Ratios to Average Net Assets D, F
Expenses before reductions	.70%	.70%	.71%	.72%	.78%
Expenses net of fee waivers, if any	.70%	.70%	.71%	.72%	.78%
Expenses net of all reductions	.69%	.70%	.70%	.66%	.74%
Net investment income (loss)	.13%	.31%	.43%	.56%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 117,940	$ 355,854	$ 280,537	$ 334,368	$ 125,781
Portfolio turnover rate E	130%	61%	151%	107%	87%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 26.44	$ 18.98	$ 18.90	$ 15.80
Income from Investment Operations
Net investment income (loss) E	(.03)	.02	.04	.04
Net realized and unrealized gain (loss)	(14.23)	8.58	3.07	4.04
Total from investment operations	(14.26)	8.60	3.11	4.08
Distributions from net investment income	-	(.02)	(.13)	(.07)
Distributions from net realized gain	(.80)	(1.13)	(2.91)	(.92)
Total distributions	(.80)	(1.15)	(3.04)	(.99)
Redemption fees added to paid in capital E	.02	.01	.01	.01
Net asset value, end of period	$ 11.40	$ 26.44	$ 18.98	$ 18.90
Total Return B, C, D	(54.40)%	45.64%	16.55%	25.80%
Ratios to Average Net Assets F, I
Expenses before reductions	.95%	.95%	.96%	.97% A
Expenses net of fee waivers, if any	.95%	.95%	.96%	.97% A
Expenses net of all reductions	.94%	.94%	.95%	.91% A
Net investment income (loss)	(.12)%	.07%	.18%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 90,109	$ 193,887	$ 70,305	$ 20,211
Portfolio turnover rate G	130%	61%	151%	107%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 6, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 26.49	$ 19.00	$ 18.91	$ 16.76
Income from Investment Operations
Net investment income (loss) E	.01	.05	.06	.03
Net realized and unrealized gain (loss)	(14.28)	8.61	3.08	3.11
Total from investment operations	(14.27)	8.66	3.14	3.14
Distributions from net investment income	- J	(.05)	(.15)	(.08)
Distributions from net realized gain	(.80)	(1.13)	(2.91)	(.92)
Total distributions	(.80)	(1.18)	(3.06)	(1.00)
Redemption fees added to paid in capital E	.02	.01	.01	.01
Net asset value, end of period	$ 11.44	$ 26.49	$ 19.00	$ 18.91
Total Return B, C, D	(54.32)%	45.88%	16.69%	18.73%
Ratios to Average Net Assets F, I
Expenses before reductions	.79%	.81%	.84%	.91% A
Expenses net of fee waivers, if any	.79%	.81%	.84%	.91% A
Expenses net of all reductions	.78%	.81%	.82%	.85% A
Net investment income (loss)	.04%	.20%	.31%	.37% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,256	$ 131,198	$ 51,436	$ 16,402
Portfolio turnover rate G	130%	61%	151%	107%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Energy Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 19,608,440
Unrealized depreciation	(157,384,522)
Net unrealized appreciation (depreciation)	$ (137,776,082)
Cost for federal income tax purposes	$ 401,287,981

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 2,562,622	$ 5,047,984
Long-term Capital Gains	16,419,842	23,234,028
Total	$ 18,982,464	$ 28,282,012

Trading (Redemption) Fees. Shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $755,723,422 and $805,262,870, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted a separate 12b-1 Plan for Service Class 2 shares. Service Class 2 pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .25% of Service Class 2's average net assets.

For the period, Service Class 2 paid FDC $458,846, all of which was re-allowed to insurance companies for the distribution of shares and providing shareholder support services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 192,524
Service Class 2	124,874
Investor Class	188,661
$ 506,059

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,601 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,912,638	2.56%	$ 16,434

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,306 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $101,982.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $1,260,750. The weighted average interest rate was 2.60%. The interest expense amounted to $365 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $22,664 for the period.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 66% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 34% of the total outstanding shares of the Fund.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $7,719 which is recorded in the accompanying Statement of Operations.

Annual Report

Notes to Financial Statements - continued

11. Other - continued

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 256,873	$ 816,831
Service Class 2	-	167,443
Investor Class	18,402	216,249
Total	$ 275,275	$ 1,200,523
From net realized gain
Initial Class	$ 8,939,423	$ 14,471,944
Service Class 2	6,049,173	7,591,179
Investor Class	3,718,593	5,018,366
Total	$ 18,707,189	$ 27,081,489

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	1,984,359	1,857,099	$ 49,227,554	$ 44,454,803
Reinvestment of distributions	627,226	597,904	9,196,296	15,288,775
Shares redeemed	(5,719,043)	(3,787,008)	(116,160,558)	(77,567,833)
Net increase (decrease)	(3,107,458)	(1,332,005)	$ (57,736,708)	$ (17,824,255)
Service Class 2
Shares sold	3,461,499	4,400,682	$ 81,684,684	$ 102,772,658
Reinvestment of distributions	428,438	300,833	6,049,173	7,758,622
Shares redeemed	(3,320,478)	(1,072,210)	(66,620,993)	(23,413,472)
Net increase (decrease)	569,459	3,629,305	$ 21,112,864	$ 87,117,808
Investor Class
Shares sold	2,051,429	2,764,988	$ 52,822,887	$ 64,717,111
Reinvestment of distributions	264,475	202,756	3,736,995	5,234,615
Shares redeemed	(2,438,344)	(720,765)	(49,442,398)	(14,900,703)
Net increase (decrease)	(122,440)	2,246,979	$ 7,117,484	$ 55,051,023

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Energy Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Energy Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Energy Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000- 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006- 2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008- present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2008, $10,553,349, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

	February	December
Initial Class	6%	100%
Investor Class	6%	100%

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	82,890,712.47	95.991
Withheld	3,461,988.43	4.009
TOTAL	86,352,700.90	100.000
Dennis J. Dirks
Affirmative	82,970,372.75	96.083
Withheld	3,382,328.15	3.917
TOTAL	86,352,700.90	100.000
Edward C. Johnson 3d
Affirmative	82,689,162.78	95.757
Withheld	3,663,538.12	4.243
TOTAL	86,352,700.90	100.000
Alan J. Lacy
Affirmative	83,041,222.35	96.165
Withheld	3,311,478.55	3.835
TOTAL	86,352,700.90	100.000
Ned C. Lautenbach
Affirmative	82,983,853.72	96.099
Withheld	3,368,847.18	3.901
TOTAL	86,352,700.90	100.000
Joseph Mauriello
Affirmative	83,138,122.14	96.277
Withheld	3,214,578.76	3.723
TOTAL	86,352,700.90	100.000
Cornelia M. Small
Affirmative	83,095,438.06	96.228
Withheld	3,257,262.84	3.772
TOTAL	86,352,700.90	100.000
William S. Stavropoulos
Affirmative	82,929,113.95	96.035
Withheld	3,423,586.95	3.965
TOTAL	86,352,700.90	100.000
David M. Thomas
Affirmative	83,095,487.87	96.228
Withheld	3,257,213.03	3.772
TOTAL	86,352,700.90	100.000
Michael E. Wiley
Affirmative	83,048,523.75	96.174
Withheld	3,304,177.15	3.826
TOTAL	86,352,700.90	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	74,393,635.26	86.151
Against	8,745,543.59	10.128
Abstain	3,213,522.05	3.721
TOTAL	86,352,700.90	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Energy Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, as available, the cumulative total returns of Initial Class and Service Class 2 of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively.

VIP Energy Portfolio

The Board stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Energy Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Co.
Quincy, MA

VNRIC-ANN-0209
1.817379.103

Fidelity® Variable Insurance Products:
Energy Portfolio: Service Class 2

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Life of fundA
VIP Energy - Service Class 2 B, C	-54.40%	6.99%	6.22%

A From July 19, 2001.

B The initial offering of Service Class 2 shares took place on April 6, 2005. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns prior to April 6, 2005 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to April 6, 2005 would have been lower.

C Prior to October 1, 2006, VIP Energy operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Energy Portfolio - Service Class 2 on July 19, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. The initial offering of Service Class 2 took place on April 6, 2005. See above for additional information regarding the performance of Service Class 2.

Annual Report

Management's Discussion of Fund Performance

Comments from John Dowd, Portfolio Manager of VIP Energy Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

For the 12 months ending December 31, 2008, the fund substantially underperformed the S&P 500® and the -36.93% return of the MSCI® US Investable Market Energy Index. (For specific portfolio results, please see the performance section of this report.) With investors shedding risk and favoring mainly the "too-big-to-fail" stocks, the portfolio's relatively aggressive positioning in an array of inexpensive stocks from mid- and smaller-sized companies went unrewarded. Much of the fund's underperformance versus the MSCI index was due to underweighting integrated oil companies, which led energy sector performance despite the precipitous drop in oil prices. Specifically, the fund underweighted top-performing Exxon Mobil, as well as Chevron, though Exxon Mobil was the fund's largest holding at period end. A large position in U.S. oil refiner Valero Energy also disappointed; the stock declined when refining margins contracted due to higher oil prices early on and amid decelerating U.S. and European consumption. Rig construction company National Oilwell Varco and rig owner Nabors Industries also detracted, plummeting as a result of reduced global energy demand. Contributors included an underweighting in poorly-performing oil services company Schlumberger, an outsized stake in low-cost natural gas producer Southwestern Energy, and underweighted positions in exploration and production companies Noble Energy and Anadarko Petroleum.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.70%
Actual		$ 1,000.00	$ 394.70	$ 2.45
HypotheticalA		$ 1,000.00	$ 1,021.62	$ 3.56
Service Class 2.95%
Actual		$ 1,000.00	$ 394.00	$ 3.33
HypotheticalA		$ 1,000.00	$ 1,020.36	$ 4.82
Investor Class	.79%
Actual		$ 1,000.00	$ 394.40	$ 2.77
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 4.01

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	6.0	3.7
Chevron Corp.	5.4	1.2
Occidental Petroleum Corp.	4.2	2.7
Range Resources Corp.	4.1	4.0
Cabot Oil & Gas Corp.	3.8	3.6
Southwestern Energy Co.	3.2	1.9
Hess Corp.	3.1	2.7
Anadarko Petroleum Corp.	2.9	0.0
Noble Corp.	2.8	0.5
ConocoPhillips	2.4	5.6
	37.9
Top Industries (% of fund's net assets)
As of December 31, 2008
Oil, Gas & Consumable Fuels	71.8%
Energy Equipment & Services	21.5%
Electrical Equipment	2.3%
Gas Utilities	1.0%
Construction & Engineering	1.0%
All Others*	2.4%

As of June 30, 2008
Oil, Gas & Consumable Fuels	63.1%
Energy Equipment & Services	30.0%
Electrical Equipment	3.7%
Chemicals	0.5%
Construction & Engineering	0.3%
All Others*	2.4%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Environmental & Facility Services - 0.0%
Fuel Tech, Inc. (a)	10,149	$ 107,478
CONSTRUCTION & ENGINEERING - 1.0%
Construction & Engineering - 1.0%
Jacobs Engineering Group, Inc. (a)	54,700	2,631,070
ELECTRICAL EQUIPMENT - 2.3%
Electrical Components & Equipment - 2.1%
Evergreen Solar, Inc. (a)	141,706	452,042
First Solar, Inc. (a)	9,900	1,365,804
JA Solar Holdings Co. Ltd. ADR (a)(d)	251,400	1,098,618
Q-Cells SE (a)	9,800	358,405
Renewable Energy Corp. AS (a)	38,100	367,345
Sunpower Corp. Class B (a)	52,500	1,598,100
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	23,800	278,460
		5,518,774
Heavy Electrical Equipment - 0.2%
Vestas Wind Systems AS (a)	7,383	436,573
TOTAL ELECTRICAL EQUIPMENT		5,955,347
ENERGY EQUIPMENT & SERVICES - 21.5%
Oil & Gas Drilling - 11.0%
Atwood Oceanics, Inc. (a)	191,211	2,921,704
Helmerich & Payne, Inc.	152,351	3,465,985
Hercules Offshore, Inc. (a)	120,080	570,380
Nabors Industries Ltd. (a)	442,694	5,299,047
Noble Corp.	335,621	7,413,868
Patterson-UTI Energy, Inc.	228,114	2,625,592
Pioneer Drilling Co. (a)	41,202	229,495
Pride International, Inc. (a)	142,600	2,278,748
Rowan Companies, Inc.	88,500	1,407,150
Transocean Ltd. (a)	54,747	2,586,796
		28,798,765
Oil & Gas Equipment & Services - 10.5%
Baker Hughes, Inc.	21,300	683,091
BJ Services Co.	149,800	1,748,166
Complete Production Services, Inc. (a)	59,960	488,674
Core Laboratories NV	7,400	442,964
Dril-Quip, Inc. (a)	14,500	297,395
Exterran Holdings, Inc. (a)	46,243	984,976
FMC Technologies, Inc. (a)	20	477
Fugro NV (Certificaten Van Aandelen) unit	1,023	29,544
Global Industries Ltd. (a)	216,634	756,053
Halliburton Co.	84,374	1,533,919
Helix Energy Solutions Group, Inc. (a)	44,300	320,732
National Oilwell Varco, Inc. (a)	240,478	5,877,282
Oil States International, Inc. (a)	39,200	732,648
Schlumberger Ltd. (NY Shares)	106,742	4,518,389
Smith International, Inc.	8,268	189,255

	Shares	Value
Superior Energy Services, Inc. (a)	125,654	$ 2,001,668
Tenaris SA sponsored ADR	11,500	241,270
Tidewater, Inc.	36,400	1,465,828
TSC Offshore Group Ltd. (a)	746,000	53,941
Weatherford International Ltd. (a)	408,210	4,416,832
Willbros Group, Inc. (a)	108,633	920,122
		27,703,226
TOTAL ENERGY EQUIPMENT & SERVICES		56,501,991
GAS UTILITIES - 1.0%
Gas Utilities - 1.0%
Equitable Resources, Inc.	30,100	1,009,855
Questar Corp.	44,600	1,457,974
Zhongyu Gas Holdings Ltd. (a)	3,884,000	207,727
		2,675,556
METALS & MINING - 0.1%
Diversified Metals & Mining - 0.1%
Teck Cominco Ltd. Class B (sub. vtg.)	33,100	163,772
OIL, GAS & CONSUMABLE FUELS - 71.8%
Coal & Consumable Fuels - 3.8%
Arch Coal, Inc.	70,150	1,142,744
CONSOL Energy, Inc.	89,621	2,561,368
Foundation Coal Holdings, Inc.	187,714	2,631,750
Peabody Energy Corp.	150,994	3,435,114
PT Bumi Resources Tbk	1,598,000	129,740
		9,900,716
Integrated Oil & Gas - 30.5%
BP PLC sponsored ADR	53,000	2,477,220
Chevron Corp.	193,900	14,342,783
ConocoPhillips	123,900	6,418,020
ENI SpA sponsored ADR	82,600	3,949,932
Exxon Mobil Corp.	196,774	15,708,471
Hess Corp.	151,500	8,126,460
Marathon Oil Corp.	229,000	6,265,440
Occidental Petroleum Corp.	184,000	11,038,160
Petro-Canada	109,700	2,409,126
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	50,100	1,022,541
Royal Dutch Shell PLC Class A sponsored ADR	88,000	4,658,720
Total SA sponsored ADR	72,000	3,981,600
		80,398,473
Oil & Gas Exploration & Production - 29.4%
Anadarko Petroleum Corp.	200,600	7,733,130
Apache Corp.	9,200	685,676
Berry Petroleum Co. Class A	1,714	12,958
Cabot Oil & Gas Corp.	390,118	10,143,068
Canadian Natural Resources Ltd.	43,400	1,738,925
Chesapeake Energy Corp.	25,800	417,186
Comstock Resources, Inc. (a)	110,220	5,207,895
Concho Resources, Inc. (a)	119,844	2,734,840
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Denbury Resources, Inc. (a)	226,100	$ 2,469,012
Devon Energy Corp.	12,500	821,375
Encore Acquisition Co. (a)	76,732	1,958,201
EOG Resources, Inc.	800	53,264
EXCO Resources, Inc. (a)	165,850	1,502,601
Forest Oil Corp. (a)	15,509	255,743
Goodrich Petroleum Corp. (a)	28,800	862,560
Newfield Exploration Co. (a)	10,100	199,475
Nexen, Inc.	133,700	2,357,085
Noble Energy, Inc.	73,400	3,612,748
Oil Search Ltd.	284,383	949,849
OPTI Canada, Inc. (a)	154,600	228,717
Penn Virginia Corp.	48,061	1,248,625
Petrobank Energy & Resources Ltd. (a)	15,900	265,414
Petrohawk Energy Corp. (a)	398,223	6,224,225
Petroquest Energy, Inc. (a)	121,063	818,386
Plains Exploration & Production Co. (a)	143,562	3,336,381
Quicksilver Resources, Inc. (a)	302,039	1,682,357
Range Resources Corp.	315,100	10,836,289
SandRidge Energy, Inc. (a)	2,922	17,970
Southwestern Energy Co. (a)	293,000	8,488,210
Talisman Energy, Inc.	2,900	29,031
Whiting Petroleum Corp. (a)	19,300	645,778
		77,536,974
Oil & Gas Refining & Marketing - 6.4%
Frontier Oil Corp.	362,664	4,580,446
Holly Corp.	85,600	1,560,488
Sunoco, Inc.	77,037	3,348,028
Tesoro Corp.	167,332	2,203,762
Valero Energy Corp.	244,657	5,294,377
		16,987,101

	Shares	Value
Oil & Gas Storage & Transport - 1.7%
El Paso Corp.	163,900	$ 1,283,337
Williams Companies, Inc.	213,850	3,096,548
		4,379,885
TOTAL OIL, GAS & CONSUMABLE FUELS		189,203,149
TOTAL COMMON STOCKS (Cost $379,872,755)		257,238,363
Money Market Funds - 2.4%

Fidelity Cash Central Fund, 1.06% (b)	5,327,161	5,327,161
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	946,375	946,375
TOTAL MONEY MARKET FUNDS (Cost $6,273,536)		6,273,536
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $386,146,291)	263,511,899
NET OTHER ASSETS - (0.1)%	(207,590)
NET ASSETS - 100%	$ 263,304,309
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 145,870
Fidelity Securities Lending Cash Central Fund	101,982
Total	$ 247,852
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 263,511,899	$ 260,978,775	$ 2,533,124	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.4%
Cayman Islands	4.4%
Canada	2.8%
United Kingdom	2.7%
Netherlands Antilles	1.7%
France	1.5%
Italy	1.5%
Others (individually less than 1%)	2.0%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $23,129,107 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including securities loaned of $876,040) - See accompanying schedule: Unaffiliated issuers (cost $379,872,755)	$ 257,238,363
Fidelity Central Funds (cost $6,273,536)	6,273,536
Total Investments (cost $386,146,291)		$ 263,511,899
Foreign currency held at value (cost $203)		203
Receivable for investments sold		133,757
Receivable for fund shares sold		771,173
Dividends receivable		200,230
Distributions receivable from Fidelity Central Funds		6,635
Prepaid expenses		3,646
Other receivables		41,391
Total assets		264,668,934

Liabilities
Payable for investments purchased	$ 101,769
Payable for fund shares redeemed	43,081
Accrued management fee	118,047
Distribution fees payable	17,651
Other affiliated payables	25,507
Other payables and accrued expenses	112,195
Collateral on securities loaned, at value	946,375
Total liabilities		1,364,625

Net Assets		$ 263,304,309
Net Assets consist of:
Paid in capital		$ 424,209,480
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(38,212,880)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(122,692,291)
Net Assets		$ 263,304,309

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($117,939,822 ÷ 10,295,396 shares)	$ 11.46

Service Class 2: Net Asset Value, offering price and redemption price per share ($90,108,510 ÷ 7,902,605 shares)	$ 11.40

Investor Class: Net Asset Value, offering price and redemption price per share ($55,255,977 ÷ 4,831,026 shares)	$ 11.44

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 4,533,310
Interest		1,076
Income from Fidelity Central Funds		247,852
Total income		4,782,238

Expenses
Management fee	$ 3,243,094
Transfer agent fees	506,059
Distribution fees	458,846
Accounting and security lending fees	217,092
Custodian fees and expenses	54,033
Independent trustees' compensation	2,795
Registration fees	1,094
Audit	44,303
Legal	3,471
Interest	16,799
Miscellaneous	60,181
Total expenses before reductions	4,607,767
Expense reductions	(22,664)	4,585,103
Net investment income (loss)		197,135
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(26,229,667)
Foreign currency transactions	9,906
Total net realized gain (loss)		(26,219,761)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $97,338)	(343,581,244)
Assets and liabilities in foreign currencies	515
Total change in net unrealized appreciation (depreciation)		(343,580,729)
Net gain (loss)		(369,800,490)
Net increase (decrease) in net assets resulting from operations		$ (369,603,355)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 197,135	$ 1,173,451
Net realized gain (loss)	(26,219,761)	35,806,472
Change in net unrealized appreciation (depreciation)	(343,580,729)	145,447,905
Net increase (decrease) in net assets resulting from operations	(369,603,355)	182,427,828
Distributions to shareholders from net investment income	(275,275)	(1,200,523)
Distributions to shareholders from net realized gain	(18,707,189)	(27,081,489)
Total distributions	(18,982,464)	(28,282,012)
Share transactions - net increase (decrease)	(29,506,360)	124,344,576
Redemption fees	458,118	169,727
Total increase (decrease) in net assets	(417,634,061)	278,660,119

Net Assets
Beginning of period	680,938,370	402,278,251
End of period	$ 263,304,309	$ 680,938,370

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 26.55	$ 19.04	$ 18.92	$ 13.62	$ 11.04
Income from Investment Operations
Net investment income (loss) C	.03	.07	.09	.10	.10
Net realized and unrealized gain (loss)	(14.31)	8.62	3.09	6.20	2.53
Total from investment operations	(14.28)	8.69	3.18	6.30	2.63
Distributions from net investment income	(.03)	(.06)	(.16)	(.08)	(.07)
Distributions from net realized gain	(.80)	(1.13)	(2.91)	(.94)	-
Total distributions	(.83)	(1.19)	(3.07)	(1.02)	(.07)
Redemption fees added to paid in capital C	.02	.01	.01	.02	.02
Net asset value, end of period	$ 11.46	$ 26.55	$ 19.04	$ 18.92	$ 13.62
Total Return A, B	(54.26)%	45.97%	16.91%	46.31%	23.96%
Ratios to Average Net Assets D, F
Expenses before reductions	.70%	.70%	.71%	.72%	.78%
Expenses net of fee waivers, if any	.70%	.70%	.71%	.72%	.78%
Expenses net of all reductions	.69%	.70%	.70%	.66%	.74%
Net investment income (loss)	.13%	.31%	.43%	.56%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 117,940	$ 355,854	$ 280,537	$ 334,368	$ 125,781
Portfolio turnover rate E	130%	61%	151%	107%	87%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 26.44	$ 18.98	$ 18.90	$ 15.80
Income from Investment Operations
Net investment income (loss) E	(.03)	.02	.04	.04
Net realized and unrealized gain (loss)	(14.23)	8.58	3.07	4.04
Total from investment operations	(14.26)	8.60	3.11	4.08
Distributions from net investment income	-	(.02)	(.13)	(.07)
Distributions from net realized gain	(.80)	(1.13)	(2.91)	(.92)
Total distributions	(.80)	(1.15)	(3.04)	(.99)
Redemption fees added to paid in capital E	.02	.01	.01	.01
Net asset value, end of period	$ 11.40	$ 26.44	$ 18.98	$ 18.90
Total Return B, C, D	(54.40)%	45.64%	16.55%	25.80%
Ratios to Average Net Assets F, I
Expenses before reductions	.95%	.95%	.96%	.97% A
Expenses net of fee waivers, if any	.95%	.95%	.96%	.97% A
Expenses net of all reductions	.94%	.94%	.95%	.91% A
Net investment income (loss)	(.12)%	.07%	.18%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 90,109	$ 193,887	$ 70,305	$ 20,211
Portfolio turnover rate G	130%	61%	151%	107%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 6, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 26.49	$ 19.00	$ 18.91	$ 16.76
Income from Investment Operations
Net investment income (loss) E	.01	.05	.06	.03
Net realized and unrealized gain (loss)	(14.28)	8.61	3.08	3.11
Total from investment operations	(14.27)	8.66	3.14	3.14
Distributions from net investment income	- J	(.05)	(.15)	(.08)
Distributions from net realized gain	(.80)	(1.13)	(2.91)	(.92)
Total distributions	(.80)	(1.18)	(3.06)	(1.00)
Redemption fees added to paid in capital E	.02	.01	.01	.01
Net asset value, end of period	$ 11.44	$ 26.49	$ 19.00	$ 18.91
Total Return B, C, D	(54.32)%	45.88%	16.69%	18.73%
Ratios to Average Net Assets F, I
Expenses before reductions	.79%	.81%	.84%	.91% A
Expenses net of fee waivers, if any	.79%	.81%	.84%	.91% A
Expenses net of all reductions	.78%	.81%	.82%	.85% A
Net investment income (loss)	.04%	.20%	.31%	.37% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,256	$ 131,198	$ 51,436	$ 16,402
Portfolio turnover rate G	130%	61%	151%	107%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Energy Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 19,608,440
Unrealized depreciation	(157,384,522)
Net unrealized appreciation (depreciation)	$ (137,776,082)
Cost for federal income tax purposes	$ 401,287,981

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 2,562,622	$ 5,047,984
Long-term Capital Gains	16,419,842	23,234,028
Total	$ 18,982,464	$ 28,282,012

Trading (Redemption) Fees. Shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $755,723,422 and $805,262,870, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted a separate 12b-1 Plan for Service Class 2 shares. Service Class 2 pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .25% of Service Class 2's average net assets.

For the period, Service Class 2 paid FDC $458,846, all of which was re-allowed to insurance companies for the distribution of shares and providing shareholder support services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 192,524
Service Class 2	124,874
Investor Class	188,661
$ 506,059

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,601 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,912,638	2.56%	$ 16,434

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,306 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $101,982.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $1,260,750. The weighted average interest rate was 2.60%. The interest expense amounted to $365 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $22,664 for the period.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 66% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 34% of the total outstanding shares of the Fund.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $7,719 which is recorded in the accompanying Statement of Operations.

Annual Report

Notes to Financial Statements - continued

11. Other - continued

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 256,873	$ 816,831
Service Class 2	-	167,443
Investor Class	18,402	216,249
Total	$ 275,275	$ 1,200,523
From net realized gain
Initial Class	$ 8,939,423	$ 14,471,944
Service Class 2	6,049,173	7,591,179
Investor Class	3,718,593	5,018,366
Total	$ 18,707,189	$ 27,081,489

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	1,984,359	1,857,099	$ 49,227,554	$ 44,454,803
Reinvestment of distributions	627,226	597,904	9,196,296	15,288,775
Shares redeemed	(5,719,043)	(3,787,008)	(116,160,558)	(77,567,833)
Net increase (decrease)	(3,107,458)	(1,332,005)	$ (57,736,708)	$ (17,824,255)
Service Class 2
Shares sold	3,461,499	4,400,682	$ 81,684,684	$ 102,772,658
Reinvestment of distributions	428,438	300,833	6,049,173	7,758,622
Shares redeemed	(3,320,478)	(1,072,210)	(66,620,993)	(23,413,472)
Net increase (decrease)	569,459	3,629,305	$ 21,112,864	$ 87,117,808
Investor Class
Shares sold	2,051,429	2,764,988	$ 52,822,887	$ 64,717,111
Reinvestment of distributions	264,475	202,756	3,736,995	5,234,615
Shares redeemed	(2,438,344)	(720,765)	(49,442,398)	(14,900,703)
Net increase (decrease)	(122,440)	2,246,979	$ 7,117,484	$ 55,051,023

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Energy Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Energy Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Energy Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Currently, Mr. Dirks serves as a member of the Board of Directors for Brookville Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2008, $10,553,349, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

February
Service Class 2	6%

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	82,890,712.47	95.991
Withheld	3,461,988.43	4.009
TOTAL	86,352,700.90	100.000
Dennis J. Dirks
Affirmative	82,970,372.75	96.083
Withheld	3,382,328.15	3.917
TOTAL	86,352,700.90	100.000
Edward C. Johnson 3d
Affirmative	82,689,162.78	95.757
Withheld	3,663,538.12	4.243
TOTAL	86,352,700.90	100.000
Alan J. Lacy
Affirmative	83,041,222.35	96.165
Withheld	3,311,478.55	3.835
TOTAL	86,352,700.90	100.000
Ned C. Lautenbach
Affirmative	82,983,853.72	96.099
Withheld	3,368,847.18	3.901
TOTAL	86,352,700.90	100.000
Joseph Mauriello
Affirmative	83,138,122.14	96.277
Withheld	3,214,578.76	3.723
TOTAL	86,352,700.90	100.000
Cornelia M. Small
Affirmative	83,095,438.06	96.228
Withheld	3,257,262.84	3.772
TOTAL	86,352,700.90	100.000
William S. Stavropoulos
Affirmative	82,929,113.95	96.035
Withheld	3,423,586.95	3.965
TOTAL	86,352,700.90	100.000
David M. Thomas
Affirmative	83,095,487.87	96.228
Withheld	3,257,213.03	3.772
TOTAL	86,352,700.90	100.000
Michael E. Wiley
Affirmative	83,048,523.75	96.174
Withheld	3,304,177.15	3.826
TOTAL	86,352,700.90	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	74,393,635.26	86.151
Against	8,745,543.59	10.128
Abstain	3,213,522.05	3.721
TOTAL	86,352,700.90	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Energy Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, as available, the cumulative total returns of Initial Class and Service Class 2 of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively.

VIP Energy Portfolio

The Board stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Energy Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Co.
Quincy, MA

VNR2-ANN-0209
1.826359.104

Fidelity® Variable Insurance Products:
Financial Services Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Life of fund A
VIP Financial Services - Initial Class	-50.08%	-9.57%	-5.11%
VIP Financial Services - Investor Class B	-50.18%	-9.66%	-5.18%

A From July 18, 2001.

B The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Financial Services Portfolio - Initial Class on July 18, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Benjamin Hesse, who became Co-Portfolio Manager of VIP Financial Services Portfolio on October 1, 2008, and will become sole manager on February 1, 2009

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system, and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

During the past year, the fund fell just shy of the MSCI® US Investable Market Financials Index, which returned -49.11%, and lagged the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Weakness in the housing market, credit losses and a lack of liquidity in the financial markets caused several major financial institutions to collapse or agree to either an acquisition or government bailout. Stock selection detracted from performance relative to the MSCI index, with especially weak results from thrifts and mortgage finance, retail real estate investment trusts (REITs) and multi-line insurance. Detractors included mortgage giant Fannie Mae, which was taken into government conservatorship, and retail REIT General Growth Properties, which suffered from the downturn in commercial real estate and retailing. Both stocks were no longer held at period end. AMBAC Financial Group, a bond insurer, also fell sharply because it did not have adequate capital to cover its losses. Conversely, security selection among diversified banks and property/casualty insurers aided relative performance, as did an overweighting in the reinsurance industry, which held up better than the broader sector. Winners included Fidelity National Financial, a title insurer that rallied as mortgage rates fell and refinancing activity picked up. Timely ownership of Wachovia, a diversified bank that became a takeover target, also helped results, as did a small cash position.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.88%
Actual		$ 1,000.00	$ 693.10	$ 3.75
HypotheticalA		$ 1,000.00	$ 1,020.71	$ 4.47
Investor Class	.97%
Actual		$ 1,000.00	$ 692.50	$ 4.13
HypotheticalA		$ 1,000.00	$ 1,020.26	$ 4.93

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity National Financial, Inc. Class A	5.3	0.0
Wells Fargo & Co.	4.4	4.6
Goldman Sachs Group, Inc.	3.9	2.3
Citigroup, Inc.	3.6	3.0
Morgan Stanley	3.4	1.3
Everest Re Group Ltd.	3.2	2.4
Bank of America Corp.	3.0	3.9
CyberSource Corp.	3.0	0.0
EPIQ Systems, Inc.	2.8	0.0
JPMorgan Chase & Co.	2.7	4.6
	35.3
Top Industries (% of fund's net assets)
As of December 31, 2008
Insurance	25.3%
Capital Markets	23.2%
Commercial Banks	12.3%
Diversified Financial Services	10.9%
IT Services	4.8%
All Others*	23.5%

As of June 30, 2008
Insurance	28.4%
Capital Markets	18.3%
Diversified Financial Services	15.2%
Commercial Banks	14.3%
Real Estate Investment Trusts	7.2%
All Others*	16.6%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 90.9%
	Shares	Value
AUTOMOBILES - 0.9%
Automobile Manufacturers - 0.9%
Ford Motor Co. (a)(d)	121,100	$ 277,319
CAPITAL MARKETS - 23.2%
Asset Management & Custody Banks - 9.5%
Bank of New York Mellon Corp.	16,100	456,113
Bank Sarasin & Co. Ltd. Series B (Reg.)	2,519	75,072
EFG International	11,607	206,941
Fortress Investment Group LLC	4,400	4,400
Franklin Resources, Inc.	5,000	318,900
GLG Partners, Inc.	5,600	12,712
Janus Capital Group, Inc.	12,200	97,966
Julius Baer Holding Ltd.	12,261	474,112
KKR Private Equity Investors, LP (a)	3,400	11,900
KKR Private Equity Investors, LP Restricted Depositary Units (a)(e)	2,200	7,700
Legg Mason, Inc. (d)	26,564	582,017
State Street Corp.	10,367	407,734
T. Rowe Price Group, Inc.	3,300	116,952
The Blackstone Group LP	4,100	26,773
		2,799,292
Diversified Capital Markets - 2.4%
UBS AG (NY Shares)	48,800	697,840
Investment Banking & Brokerage - 11.3%
Charles Schwab Corp.	13,400	216,678
Evercore Partners, Inc. Class A	14,400	179,856
GFI Group, Inc.	154,119	545,581
Goldman Sachs Group, Inc.	13,600	1,147,704
Lazard Ltd. Class A	2,000	59,480
Merrill Lynch & Co., Inc.	16,200	188,568
Morgan Stanley (d)	62,500	1,002,500
		3,340,367
TOTAL CAPITAL MARKETS		6,837,499
COMMERCIAL BANKS - 12.0%
Diversified Banks - 6.4%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	2,600	37,336
ICICI Bank Ltd. sponsored ADR	1,100	21,175
U.S. Bancorp, Delaware (d)	13,800	345,138
Wachovia Corp.	32,097	177,817
Wells Fargo & Co.	43,800	1,291,224
		1,872,690
Regional Banks - 5.6%
Associated Banc-Corp.	13,700	286,741
Boston Private Financial Holdings, Inc.	11,000	75,240
Cathay General Bancorp	5,430	128,963
Center Financial Corp., California	1,400	8,638
Huntington Bancshares, Inc.	13,400	102,644
KeyCorp	16,300	138,876
M&T Bank Corp. (d)	3,200	183,712

	Shares	Value
National City Corp.	104,900	$ 189,869
PNC Financial Services Group, Inc.	7,100	347,900
UCBH Holdings, Inc.	2,300	15,824
Wintrust Financial Corp.	6,809	140,061
Zions Bancorp	1,900	46,569
		1,665,037
TOTAL COMMERCIAL BANKS		3,537,727
CONSUMER FINANCE - 3.5%
Consumer Finance - 3.5%
American Express Co.	8,940	165,837
Capital One Financial Corp.	7,300	232,797
Discover Financial Services	10,355	98,683
Dollar Financial Corp. (a)	7,110	73,233
Promise Co. Ltd.	7,350	186,278
SLM Corp. (a)	29,200	259,880
		1,016,708
DIVERSIFIED FINANCIAL SERVICES - 10.9%
Other Diversifed Financial Services - 9.3%
Bank of America Corp.	62,343	877,789
Citigroup, Inc.	158,075	1,060,683
JPMorgan Chase & Co.	25,038	789,448
		2,727,920
Specialized Finance - 1.6%
CIT Group, Inc. (d)	28,800	130,752
CME Group, Inc.	987	205,405
Deutsche Boerse AG	1,500	110,150
JSE Ltd.	6,000	23,419
KKR Financial Holdings LLC	10,100	15,958
		485,684
TOTAL DIVERSIFIED FINANCIAL SERVICES		3,213,604
INSURANCE - 25.3%
Insurance Brokers - 0.2%
National Financial Partners Corp.	5,700	17,328
Willis Group Holdings Ltd.	1,900	47,272
		64,600
Life & Health Insurance - 4.1%
AFLAC, Inc.	6,700	307,128
MetLife, Inc.	18,110	631,315
Prudential Financial, Inc.	9,000	272,340
		1,210,783
Multi-Line Insurance - 0.4%
American International Group, Inc.	4,200	6,594
Assurant, Inc.	2,200	66,000
Hartford Financial Services Group, Inc.	3,460	56,813
		129,407
Property & Casualty Insurance - 13.5%
ACE Ltd.	13,558	717,489
AMBAC Financial Group, Inc.	36,700	47,710
Common Stocks - continued
	Shares	Value
INSURANCE - CONTINUED
Property & Casualty Insurance - continued
Argo Group International Holdings, Ltd. (a)	5,344	$ 181,268
Axis Capital Holdings Ltd.	2,500	72,800
Berkshire Hathaway, Inc. Class A (a)	3	289,800
Fidelity National Financial, Inc. Class A	88,300	1,567,328
LandAmerica Financial Group, Inc.	1,200	108
MBIA, Inc.	3,800	15,466
The First American Corp.	23,800	687,582
The Travelers Companies, Inc.	6,900	311,880
United America Indemnity Ltd. Class A (a)	3,800	48,678
XL Capital Ltd. Class A	9,100	33,670
		3,973,779
Reinsurance - 7.1%
Everest Re Group Ltd.	12,487	950,760
IPC Holdings Ltd.	6,000	179,400
Max Capital Group Ltd.	9,299	164,592
Montpelier Re Holdings Ltd.	1,600	26,864
Platinum Underwriters Holdings Ltd.	8,900	321,112
RenaissanceRe Holdings Ltd.	5,000	257,800
Validus Holdings Ltd.	6,700	175,272
		2,075,800
TOTAL INSURANCE		7,454,369
INTERNET SOFTWARE & SERVICES - 0.9%
Internet Software & Services - 0.9%
China Finance Online Co. Ltd. ADR (a)(d)	39,577	278,622
IT SERVICES - 4.8%
Data Processing & Outsourced Services - 4.8%
CyberSource Corp. (a)	73,098	876,445
MasterCard, Inc. Class A	1,400	200,102
Visa, Inc.	6,600	346,170
		1,422,717
PROFESSIONAL SERVICES - 1.6%
Research & Consulting Services - 1.6%
First Advantage Corp. Class A (a)	32,529	460,285
REAL ESTATE INVESTMENT TRUSTS - 3.0%
Mortgage REITs - 1.1%
Annaly Capital Management, Inc.	19,400	307,878
Chimera Investment Corp.	3,900	13,455
		321,333

	Shares	Value
Residential REITs - 1.2%
Equity Lifestyle Properties, Inc.	5,800	$ 222,488
UDR, Inc.	9,600	132,384
		354,872
Retail REITs - 0.7%
CBL & Associates Properties, Inc.	2,300	14,950
Developers Diversified Realty Corp.	6,000	29,280
Simon Property Group, Inc.	2,900	154,077
		198,307
TOTAL REAL ESTATE INVESTMENT TRUSTS		874,512
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.7%
Diversified Real Estate Activities - 0.7%
Meruelo Maddux Properties, Inc. (a)	7,400	9,176
Mitsubishi Estate Co. Ltd.	11,000	181,558
		190,734
SOFTWARE - 2.8%
Application Software - 2.8%
EPIQ Systems, Inc. (a)	48,631	812,624
SPECIALTY RETAIL - 0.1%
Home Improvement Retail - 0.1%
Home Depot, Inc.	1,560	35,911
THRIFTS & MORTGAGE FINANCE - 1.2%
Thrifts & Mortgage Finance - 1.2%
FirstFed Financial Corp. (a)(d)	3,000	5,250
Hudson City Bancorp, Inc.	17,279	275,773
IndyMac Bancorp, Inc.	4,600	667
Radian Group, Inc.	18,100	66,608
Washington Mutual, Inc.	16,757	360
		348,658
TOTAL COMMON STOCKS (Cost $36,539,719)		26,761,289
Convertible Preferred Stocks - 0.3%

COMMERCIAL BANKS - 0.3%
Regional Banks - 0.3%
Huntington Bancshares, Inc. 8.50%	100	77,900
DIVERSIFIED FINANCIAL SERVICES - 0.0%
Specialized Finance - 0.0%
CIT Group, Inc. Series C, 8.75%	300	8,019
INSURANCE - 0.0%
Multi-Line Insurance - 0.0%
American International Group, Inc. Series A, 8.50%	600	5,009
Convertible Preferred Stocks - continued
	Shares	Value
THRIFTS & MORTGAGE FINANCE - 0.0%
Thrifts & Mortgage Finance - 0.0%
Fannie Mae 8.75%	7,300	$ 8,541
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $255,810)		99,469
Money Market Funds - 17.0%

Fidelity Cash Central Fund, 1.06% (b)	2,591,232	2,591,232
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	2,413,650	2,413,650
TOTAL MONEY MARKET FUNDS (Cost $5,004,882)		5,004,882
TOTAL INVESTMENT PORTFOLIO - 108.2% (Cost $41,800,411)		31,865,640
NET OTHER ASSETS - (8.2)%		(2,418,521)
NET ASSETS - 100%		29,447,119
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,700 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 62,094
Fidelity Securities Lending Cash Central Fund	39,455
Total	$ 101,549
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 31,865,640	$ 30,586,541	$ 1,279,099	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.3%
Bermuda	8.3%
Switzerland	7.4%
Japan	1.2%
Others (individually less than 1%)	1.8%
100.0%
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $5,802,731 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $6,383,470 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008
Assets
Investment in securities, at value (including securities loaned of $2,424,210) - See accompanying schedule: Unaffiliated issuers (cost $36,795,529)	$ 26,860,758
Fidelity Central Funds (cost $5,004,882)	5,004,882
Total Investments (cost $41,800,411)		$ 31,865,640
Cash		21,405
Receivable for investments sold		34,597
Receivable for fund shares sold		5,888
Dividends receivable		56,233
Distributions receivable from Fidelity Central Funds		7,412
Prepaid expenses		425
Other receivables		752
Total assets		31,992,352
Liabilities
Payable for investments purchased	$ 72,645
Payable for fund shares redeemed	4,279
Accrued management fee	13,067
Other affiliated payables	3,207
Other payables and accrued expenses	38,385
Collateral on securities loaned, at value	2,413,650
Total liabilities		2,545,233

Net Assets		$ 29,447,119
Net Assets consist of:
Paid in capital		$ 52,970,180
Undistributed net investment income		78,528
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(13,666,735)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(9,934,854)
Net Assets		$ 29,447,119

Statement of Assets and Liabilities - continued

December 31, 2008
Initial Class: Net Asset Value, offering price and redemption price per share ($17,435,584 ÷ 3,342,813 shares)	$ 5.22

Investor Class: Net Asset Value, offering price and redemption price per share ($12,011,535 ÷ 2,309,086 shares)	$ 5.20

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Year ended December 31, 2008
Investment Income
Dividends		$ 1,096,262
Interest		1,914
Income from Fidelity Central Funds		101,549
Total income		1,199,725

Expenses
Management fee	$ 192,822
Transfer agent fees	42,869
Accounting and security lending fees	14,059
Custodian fees and expenses	11,414
Independent trustees' compensation	165
Audit	37,480
Legal	588
Miscellaneous	3,023
Total expenses before reductions	302,420
Expense reductions	(783)	301,637
Net investment income (loss)		898,088
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(13,299,193)
Investment not meeting investment restrictions	(2,546)
Foreign currency transactions	396
Payment from investment advisor for loss on investment not meeting investment restrictions	2,744
Total net realized gain (loss)		(13,298,599)
Change in net unrealized appreciation (depreciation) on: Investment securities	(12,685,050)
Assets and liabilities in foreign currencies	(88)
Total change in net unrealized appreciation (depreciation)		(12,685,138)
Net gain (loss)		(25,983,737)
Net increase (decrease) in net assets resulting from operations		$ (25,085,649)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 898,088	$ 633,412
Net realized gain (loss)	(13,298,599)	2,287,719
Change in net unrealized appreciation (depreciation)	(12,685,138)	(7,585,697)
Net increase (decrease) in net assets resulting from operations	(25,085,649)	(4,664,566)
Distributions to shareholders from net investment income	(802,048)	(1,168,511)
Distributions to shareholders from net realized gain	(2,471,464)	(3,386,321)
Total distributions	(3,273,512)	(4,554,832)
Share transactions - net increase (decrease)	23,585,553	(14,452,083)
Redemption fees	59,484	22,111
Total increase (decrease) in net assets	(4,714,124)	(23,649,370)

Net Assets
Beginning of period	34,161,243	57,810,613
End of period (including undistributed net investment income of $78,528 and distributions in excess of net investment income of $29,976, respectively)	$ 29,447,119	$ 34,161,243

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 11.57	$ 14.60	$ 12.98	$ 12.19	$ 10.91
Income from Investment Operations
Net investment income (loss) C	.21	.20	.18	.16	.12
Net realized and unrealized gain (loss)	(5.68)	(2.02)	1.86	.77	1.15
Total from investment operations	(5.47)	(1.82)	2.04	.93	1.27
Distributions from net investment income	(.15)	(.36)	(.16)	(.14)	-
Distributions from net realized gain	(.74)	(.86)	(.27)	-	-
Total distributions	(.89)	(1.22)	(.43)	(.14)	-
Redemption fees added to paid in capital C	.01	.01	.01	- G	.01
Net asset value, end of period	$ 5.22	$ 11.57	$ 14.60	$ 12.98	$ 12.19
Total Return A, B	(50.08)%	(13.43)%	16.29%	7.71%	11.73%
Ratios to Average Net AssetsD, F
Expenses before reductions	.84%	.87%	.86%	.86%	.85%
Expenses net of fee waivers, if any	.84%	.87%	.86%	.86%	.85%
Expenses net of all reductions	.84%	.87%	.85%	.85%	.83%
Net investment income (loss)	2.64%	1.48%	1.36%	1.31%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,436	$ 23,631	$ 44,781	$ 32,776	$ 41,595
Portfolio turnover rate E	100%	48%	68%	59%	98%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.54	$ 14.57	$ 12.98	$ 12.07
Income from Investment Operations
Net investment income (loss) E	.20	.18	.16	.05
Net realized and unrealized gain (loss)	(5.67)	(2.02)	1.86	.86
Total from investment operations	(5.47)	(1.84)	2.02	.91
Distributions from net investment income	(.14)	(.34)	(.17)	-
Distributions from net realized gain	(.74)	(.86)	(.27)	-
Total distributions	(.88)	(1.20)	(.44)	-
Redemption fees added to paid in capital E	.01	.01	.01	-J
Net asset value, end of period	$ 5.20	$ 11.54	$ 14.57	$ 12.98
Total Return B, C, D	(50.18)%	(13.60)%	16.12%	7.54%
Ratios to Average Net Assets F, I
Expenses before reductions	.94%	.99%	1.00%	1.18%A
Expenses net of fee waivers, if any	.94%	.99%	1.00%	1.18%A
Expenses net of all reductions	.94%	.99%	.99%	1.16%A
Net investment income (loss)	2.54%	1.36%	1.22%	.95%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,012	$ 10,530	$ 13,030	$ 2,133
Portfolio turnover rateG	100%	48%	68%	59%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Financial Services Portfolio (the Fund) is a fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,595,592
Unrealized depreciation	(14,010,980)
Net unrealized appreciation (depreciation)	(11,415,388)
Undistributed ordinary income	78,528
Capital loss carryforward	(5,802,731)

Cost for federal income tax purposes	$ 43,281,028

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 1,436,613	$ 1,630,820
Long-term Capital Gains	1,836,899	2,924,012
Total	$ 3,273,512	$ 4,554,832

Trading (Redemption) Fees. Shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $53,468,120 and $32,873,074, respectively.

The Fund realized a gain and loss of $198 and $2,744 respectively, on sales of investments which did not meet the investment restrictions of the Fund. The loss of $2,744 was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 19,224
Investor Class	23,645
$ 42,869

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,819 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $69 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $39,455.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $682 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $101.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress.

Annual Report

Notes to Financial Statements - continued

10. Other - continued

Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $8,457, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 479,656	$ 852,438
Investor Class	322,392	316,073
Total	$ 802,048	$ 1,168,511
From net realized gain
Initial Class	$ 1,682,600	$ 2,557,827
Investor Class	788,864	828,494
Total	$ 2,471,464	$ 3,386,321

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	2,382,491	684,091	$ 19,887,411	$ 8,719,511
Reinvestment of distributions	265,220	252,303	2,162,256	3,410,265
Shares redeemed	(1,347,360)	(1,960,660)	(10,403,989)	(26,730,674)
Net increase (decrease)	1,300,351	(1,024,266)	$ 11,645,678	$ (14,600,898)
Investor Class
Shares sold	1,944,613	558,928	$ 15,854,880	$ 7,421,183
Reinvestment of distributions	143,835	85,449	1,111,256	1,144,567
Shares redeemed	(691,630)	(626,618)	(5,026,261)	(8,416,935)
Net increase (decrease)	1,396,818	17,759	$ 11,939,875	$ 148,815

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Financial Services Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Financial Services Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Financial Services Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Initial Class designates 19% and 79%, Investor Class designates 19% and 82% of the dividends distributed in February 2008 and December 2008, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of TrusteesA
	# of Votes	% of Votes
James C. Curvey
Affirmative	82,890,712.47	95.991
Withheld	3,461,988.43	4.009
TOTAL	86,352,700.90	100.000
Dennis J. Dirks
Affirmative	82,970,372.75	96.083
Withheld	3,382,328.15	3.917
TOTAL	86,352,700.90	100.000
Edward C. Johnson 3d
Affirmative	82,689,162.78	95.757
Withheld	3,663,538.12	4.243
TOTAL	86,352,700.90	100.000
Alan J. Lacy
Affirmative	83,041,222.35	96.165
Withheld	3,311,478.55	3.835
TOTAL	86,352,700.90	100.000
Ned C. Lautenbach
Affirmative	82,983,853.72	96.099
Withheld	3,368,847.18	3.901
TOTAL	86,352,700.90	100.000
Joseph Mauriello
Affirmative	83,138,122.14	96.277
Withheld	3,214,578.76	3.723
TOTAL	86,352,700.90	100.000
Cornelia M. Small
Affirmative	83,095,438.06	96.228
Withheld	3,257,262.84	3.772
TOTAL	86,352,700.90	100.000
William S. Stavropoulos
Affirmative	82,929,113.95	96.035
Withheld	3,423,586.95	3.965
TOTAL	86,352,700.90	100.000
David M. Thomas
Affirmative	83,095,487.87	96.228
Withheld	3,257,213.03	3.772
TOTAL	86,352,700.90	100.000
Michael E. Wiley
Affirmative	83,048,523.75	96.174
Withheld	3,304,177.15	3.826
TOTAL	86,352,700.90	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetingsA
	# of Votes	% of Votes
Affirmative	74,393,635.26	86.151
Against	8,745,543.59	10.128
Abstain	3,213,522.05	3.721
TOTAL	86,352,700.90	100.000

A Denotes trust-wide proposal and voting results.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Financial Services Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, as available, the cumulative total returns of Initial Class and Investor Class of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark").

VIP Financial Services Portfolio

The Board stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Financial Services Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management and Research (Hong Kong) Limited

Fidelity Management and Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VFSIC-ANN-0209
1.817367.103

Fidelity® Variable Insurance Products:
Growth Stock Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting results") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Life of fund A
VIP Growth Stock - Initial Class	-44.67%	-5.46%	-0.95%
VIP Growth Stock - Service Class B	-44.71%	-5.53%	-1.04%
VIP Growth Stock - Service Class 2 C	-44.77%	-5.67%	-1.19%
VIP Growth Stock - Investor Class D	-44.69%	-5.53%	-1.01%

A From December 11, 2002

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Growth Stock Portfolio - Initial Class on December 11, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jeffrey Feingold, Portfolio Manager of VIP Growth Stock Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system, and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index-representing the debt performance of major global economies, excluding the United States-eked out a 1.69% gain.

During the painful 12 months ending December 31, 2008, the fund lagged the -38.44% return of the Russell 1000® Growth Index. (For specific portfolio results, please refer to the performance section of this report.) Stock selection was the biggest detractor from the fund's relative return, with the heaviest losses coming from information technology and industrials. Sector weightings overall further hampered results, led by an underweighting, along with disappointing stock selection, in the consumer staples sector. Individual detractors included: Inverness Medical Innovations, a health care diagnostics company, which fell sharply amid concerns the company had overpaid for recent acquisitions; Apple, a well-known technology name, which declined as slower consumer spending pressured sales of its core product lines; and Google, the search engine company, which slid amid fears that online search and advertising sales would weaken. Our underweighting in Wal-Mart also hurt, as strong demand from bargain-hungry consumers drove the stock higher. The fund stemmed some losses through more favorable stock selection in the materials sector, a modest cash position and certain non-index investments that held up well. Top contributors included Molson Coors Brewing, which distributes the Miller, Molson and Coors beer brands, and Nestle, a Swiss multinational packaged goods company. Both of these out-of-index positions declined much less than other, more economically sensitive stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.85%
Actual		$ 1,000.00	$ 630.90	$ 3.48
HypotheticalA		$ 1,000.00	$ 1,020.86	$ 4.32
Service Class	.95%
Actual		$ 1,000.00	$ 630.90	$ 3.89
HypotheticalA		$ 1,000.00	$ 1,020.36	$ 4.82
Service Class 2	1.10%
Actual		$ 1,000.00	$ 630.40	$ 4.51
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.58
Investor Class	.93%
Actual		$ 1,000.00	$ 631.00	$ 3.81
HypotheticalA		$ 1,000.00	$ 1,020.46	$ 4.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	3.1	0.9
Hewlett-Packard Co.	3.0	1.6
Google, Inc. Class A (sub. vtg.)	2.9	3.7
QUALCOMM, Inc.	2.7	2.1
Cisco Systems, Inc.	2.1	4.2
Exxon Mobil Corp.	2.1	1.4
Juniper Networks, Inc.	2.0	1.3
McDonald's Corp.	1.9	1.7
The Coca-Cola Co.	1.8	0.0
Sybase, Inc.	1.8	1.1
	23.4
Top Five Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.1	32.7
Health Care	16.0	13.6
Consumer Staples	13.8	8.0
Industrials	11.9	11.1
Consumer Discretionary	11.3	7.8
Asset Allocation (% of fund's net assets)
As of December 31, 2008*		As of June 30, 2008**
	Stocks 100.2%		Stocks 99.8%
	Short-Term Investments and Net Other Assets † (0.2)%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	9.4%	** Foreign investments	16.4%

† Short-term Investments and Net Other Assets are not included in the pie charts.

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 100.2%
	Shares	Value
CONSUMER DISCRETIONARY - 11.3%
Diversified Consumer Services - 0.2%
Strayer Education, Inc.	100	$ 21,441
Hotels, Restaurants & Leisure - 3.2%
Burger King Holdings, Inc.	900	21,492
Darden Restaurants, Inc.	1,400	39,452
Las Vegas Sands Corp. unit (a)	150	15,525
Life Time Fitness, Inc. (a)(d)	500	6,475
Marriott International, Inc. Class A	1,300	25,285
McDonald's Corp.	3,100	192,789
Starwood Hotels & Resorts Worldwide, Inc.	1,100	19,690
		320,708
Household Durables - 0.3%
Tempur-Pedic International, Inc. (d)	4,100	29,069
Internet & Catalog Retail - 0.7%
Amazon.com, Inc. (a)	800	41,024
Blue Nile, Inc. (a)	1,200	29,388
		70,412
Media - 0.4%
Interpublic Group of Companies, Inc. (a)	5,000	19,800
The Walt Disney Co.	1,000	22,690
		42,490
Multiline Retail - 0.7%
Nordstrom, Inc.	600	7,986
Target Corp.	1,600	55,248
		63,234
Specialty Retail - 3.2%
Abercrombie & Fitch Co. Class A	1,500	34,605
Best Buy Co., Inc.	1,900	53,409
Dick's Sporting Goods, Inc. (a)	1,300	18,343
Lowe's Companies, Inc.	500	10,760
Penske Auto Group, Inc.	3,800	29,184
Ross Stores, Inc.	900	26,757
Staples, Inc.	4,300	77,056
The Men's Wearhouse, Inc.	1,800	24,372
TJX Companies, Inc.	2,200	45,254
		319,740
Textiles, Apparel & Luxury Goods - 2.6%
American Apparel, Inc. (a)(d)	6,500	12,935
Coach, Inc. (a)	1,200	24,924
Deckers Outdoor Corp. (a)	300	23,961
G-III Apparel Group Ltd. (a)	4,300	27,477
Liz Claiborne, Inc.	3,100	8,060
NIKE, Inc. Class B	800	40,800
Phillips-Van Heusen Corp.	300	6,039
Polo Ralph Lauren Corp. Class A	1,300	59,033
VF Corp.	1,000	54,770
		257,999
TOTAL CONSUMER DISCRETIONARY		1,125,093

	Shares	Value
CONSUMER STAPLES - 13.8%
Beverages - 3.7%
Molson Coors Brewing Co. Class B	2,800	$ 136,976
PepsiCo, Inc.	1,000	54,770
The Coca-Cola Co.	3,950	178,817
		370,563
Food & Staples Retailing - 3.6%
Costco Wholesale Corp.	900	47,250
CVS Caremark Corp.	3,900	112,086
Kroger Co.	600	15,846
Sysco Corp.	1,000	22,940
Wal-Mart Stores, Inc.	2,900	162,574
		360,696
Food Products - 2.1%
Nestle SA sponsored ADR	4,000	158,800
Smart Balance, Inc. (a)	8,100	55,080
		213,880
Household Products - 3.1%
Procter & Gamble Co.	5,000	309,097
Personal Products - 1.3%
Avon Products, Inc.	2,500	60,075
Chattem, Inc. (a)	900	64,377
		124,452
TOTAL CONSUMER STAPLES		1,378,688
ENERGY - 8.8%
Energy Equipment & Services - 2.3%
Halliburton Co.	2,800	50,904
National Oilwell Varco, Inc. (a)	1,846	45,116
Noble Corp.	900	19,881
Schlumberger Ltd. (NY Shares)	2,690	113,868
		229,769
Oil, Gas & Consumable Fuels - 6.5%
Arch Coal, Inc.	700	11,403
Canadian Natural Resources Ltd.	400	16,027
Chesapeake Energy Corp.	1,400	22,638
ConocoPhillips	300	15,540
CONSOL Energy, Inc.	1,310	37,440
EOG Resources, Inc.	800	53,264
Exxon Mobil Corp.	2,590	206,760
Hess Corp.	1,100	59,004
Nova Biosource Fuels, Inc. (a)	36,900	3,690
Occidental Petroleum Corp.	1,400	83,986
Peabody Energy Corp.	1,800	40,950
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	900	18,369
Quicksilver Resources, Inc. (a)	1,600	8,912
Southwestern Energy Co. (a)	1,100	31,867
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Ultra Petroleum Corp. (a)	900	$ 31,059
Williams Companies, Inc.	1,000	14,480
		655,389
TOTAL ENERGY		885,158
FINANCIALS - 4.2%
Capital Markets - 2.0%
Charles Schwab Corp.	3,100	50,127
Goldman Sachs Group, Inc.	300	25,317
Janus Capital Group, Inc.	1,900	15,257
Morgan Stanley	1,600	25,664
Northern Trust Corp.	620	32,327
State Street Corp.	930	36,577
T. Rowe Price Group, Inc.	400	14,176
		199,445
Commercial Banks - 0.4%
Wells Fargo & Co.	1,400	41,272
Consumer Finance - 0.3%
American Express Co.	1,400	25,970
SLM Corp. (a)	700	6,230
		32,200
Diversified Financial Services - 0.6%
Bank of America Corp.	2,200	30,976
Citigroup, Inc.	700	4,697
JPMorgan Chase & Co.	900	28,377
		64,050
Insurance - 0.5%
Berkshire Hathaway, Inc. Class B (a)	10	32,140
MetLife, Inc.	100	3,486
W.R. Berkley Corp.	300	9,300
		44,926
Thrifts & Mortgage Finance - 0.4%
Hudson City Bancorp, Inc.	2,500	39,900
TOTAL FINANCIALS		421,793
HEALTH CARE - 16.0%
Biotechnology - 6.8%
Alexion Pharmaceuticals, Inc. (a)	1,000	36,190
Alnylam Pharmaceuticals, Inc. (a)	1,100	27,203
Amgen, Inc. (a)	500	28,875
BioMarin Pharmaceutical, Inc. (a)	1,200	21,360
Celgene Corp. (a)	1,900	105,032
Cougar Biotechnology, Inc. (a)	1,400	36,400
CSL Ltd.	1,854	44,596
Genentech, Inc. (a)	2,100	174,111
Genzyme Corp. (a)	400	26,548

	Shares	Value
Gilead Sciences, Inc. (a)	3,100	$ 158,534
RXi Pharmaceuticals Corp.	3,054	17,561
		676,410
Health Care Equipment & Supplies - 3.7%
Alcon, Inc.	700	62,433
Baxter International, Inc.	2,100	112,539
Covidien Ltd.	2,400	86,976
Inverness Medical Innovations, Inc. (a)	5,525	104,478
		366,426
Health Care Providers & Services - 1.9%
athenahealth, Inc. (a)	1,300	48,906
Community Health Systems, Inc. (a)	300	4,374
Express Scripts, Inc. (a)	1,400	76,972
Medco Health Solutions, Inc. (a)	1,200	50,292
UnitedHealth Group, Inc.	500	13,300
		193,844
Life Sciences Tools & Services - 1.2%
Illumina, Inc. (a)	2,700	70,335
QIAGEN NV (a)	3,000	52,680
		123,015
Pharmaceuticals - 2.4%
Abbott Laboratories	2,400	128,088
Allergan, Inc.	1,500	60,480
Wyeth	1,300	48,763
		237,331
TOTAL HEALTH CARE		1,597,026
INDUSTRIALS - 11.9%
Aerospace & Defense - 4.1%
Honeywell International, Inc.	4,600	151,018
Precision Castparts Corp.	300	17,844
Raytheon Co.	1,400	71,456
The Boeing Co.	900	38,403
United Technologies Corp.	2,500	134,000
		412,721
Air Freight & Logistics - 1.1%
C.H. Robinson Worldwide, Inc.	400	22,012
United Parcel Service, Inc. Class B	1,500	82,740
		104,752
Airlines - 0.6%
Delta Air Lines, Inc. (a)	4,250	48,705
UAL Corp.	1,300	14,326
		63,031
Building Products - 0.1%
Masco Corp.	900	10,017
Electrical Equipment - 2.2%
ABB Ltd. sponsored ADR	1,800	27,018
Alstom SA	500	29,939
American Superconductor Corp. (a)(d)	1,500	24,465
AMETEK, Inc.	1,400	42,294
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - continued
Emerson Electric Co.	2,000	$ 73,220
First Solar, Inc. (a)	100	13,796
Satcon Technology Corp. (a)(d)	7,200	11,160
		221,892
Industrial Conglomerates - 0.2%
Textron, Inc.	1,300	18,031
Machinery - 2.3%
Cummins, Inc.	1,500	40,095
Danaher Corp.	1,000	56,610
Deere & Co.	1,700	65,144
Eaton Corp.	500	24,855
Manitowoc Co., Inc.	1,800	15,588
Navistar International Corp. (a)	900	19,242
Sulzer AG (Reg.)	125	7,197
		228,731
Professional Services - 0.5%
Manpower, Inc.	1,450	49,286
Road & Rail - 0.8%
CSX Corp.	400	12,988
Union Pacific Corp.	1,500	71,700
		84,688
TOTAL INDUSTRIALS		1,193,149
INFORMATION TECHNOLOGY - 30.1%
Communications Equipment - 7.7%
Cisco Systems, Inc. (a)	13,200	215,160
Corning, Inc.	4,500	42,885
Infinera Corp. (a)	3,000	26,880
Juniper Networks, Inc. (a)	11,300	197,863
QUALCOMM, Inc.	7,400	265,142
Research In Motion Ltd. (a)	400	16,232
		764,162
Computers & Peripherals - 5.6%
Apple, Inc. (a)	2,000	170,700
Hewlett-Packard Co.	8,300	301,207
International Business Machines Corp.	1,000	84,160
		556,067
Electronic Equipment & Components - 0.4%
Ingram Micro, Inc. Class A (a)	2,800	37,492
Internet Software & Services - 3.9%
Equinix, Inc. (a)	400	21,276
Google, Inc. Class A (sub. vtg.) (a)	940	289,191
Omniture, Inc. (a)	4,735	50,380
Sohu.com, Inc. (a)	600	28,404
		389,251

	Shares	Value
IT Services - 3.7%
Accenture Ltd. Class A	2,900	$ 95,091
Cognizant Technology Solutions Corp. Class A (a)	8,360	150,982
CyberSource Corp. (a)	2,100	25,179
Visa, Inc.	1,900	99,655
		370,907
Semiconductors & Semiconductor Equipment - 3.3%
Applied Materials, Inc.	13,800	139,794
ASML Holding NV (NY Shares)	4,600	83,122
KLA-Tencor Corp.	1,300	28,327
Lam Research Corp. (a)	1,200	25,536
Skyworks Solutions, Inc. (a)	7,900	43,766
Texas Instruments, Inc.	800	12,416
		332,961
Software - 5.5%
Adobe Systems, Inc. (a)	1,400	29,806
Microsoft Corp.	8,900	173,016
Oracle Corp. (a)	8,800	156,024
Quest Software, Inc. (a)	1,300	16,367
Sybase, Inc. (a)	7,200	178,344
		553,557
TOTAL INFORMATION TECHNOLOGY		3,004,397
MATERIALS - 3.3%
Chemicals - 1.7%
Calgon Carbon Corp. (a)	2,400	36,864
Monsanto Co.	1,880	132,258
		169,122
Metals & Mining - 1.6%
Agnico-Eagle Mines Ltd.	500	25,795
Eldorado Gold Corp. (a)	4,800	38,070
Newmont Mining Corp.	2,100	85,470
Yamana Gold, Inc.	1,200	9,320
		158,655
TOTAL MATERIALS		327,777
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.1%
Qwest Communications International, Inc.	3,100	11,284
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	1,400	41,048
TOTAL TELECOMMUNICATION SERVICES		52,332
UTILITIES - 0.3%
Electric Utilities - 0.3%
Entergy Corp.	200	16,626
Exelon Corp.	200	11,122
		27,748
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.0%
Nevada Geothermal Power, Inc. (a)	100	$ 29
TOTAL UTILITIES		27,777
TOTAL COMMON STOCKS (Cost $13,771,019)		10,013,190
Money Market Funds - 0.7%

Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c) (Cost $66,650)	66,650	66,650
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $13,837,669)		10,079,840
NET OTHER ASSETS - (0.9)%		(91,880)
NET ASSETS - 100%		$ 9,987,960
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,936
Fidelity Securities Lending Cash Central Fund	19,045
Total	$ 29,981
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 10,079,840	$ 9,982,583	$ 81,732	$ 15,525
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 0
Total Realized Gain (Loss)	0
Total Unrealized Gain (Loss)	525
Cost of Purchases	15,000
Proceeds of Sales	0
Amortization/Accretion	0
Transfer in/out of Level 3	0
Ending Balance	$ 15,525

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $2,310,717 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $1,420,589 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008
Assets
Investment in securities, at value (including securities loaned of $65,095) - See accompanying schedule: Unaffiliated issuers (cost $13,771,019)	$ 10,013,190
Fidelity Central Funds (cost $66,650)	66,650
Total Investments (cost $13,837,669)		$ 10,079,840
Cash		10,262
Receivable for investments sold		229
Receivable for fund shares sold		62
Dividends receivable		10,460
Distributions receivable from Fidelity Central Funds		401
Prepaid expenses		156
Receivable from investment adviser for expense reductions		8,422
Other receivables		33
Total assets		10,109,865

Liabilities
Payable for fund shares redeemed	$ 1,419
Accrued management fee	4,726
Distribution fees payable	535
Other affiliated payables	1,125
Other payables and accrued expenses	47,450
Collateral on securities loaned, at value	66,650
Total liabilities		121,905

Net Assets		$ 9,987,960
Net Assets consist of:
Paid in capital		$ 17,638,612
Undistributed net investment income		3,524
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,896,335)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,757,841)
Net Assets		$ 9,987,960

Statement of Assets and Liabilities - continued

December 31, 2008
Initial Class: Net Asset Value, offering price and redemption price per share ($3,368,398 ÷ 431,061 shares)	$ 7.81

Service Class: Net Asset Value, offering price and redemption price per share ($1,020,828 ÷ 131,240 shares)	$ 7.78

Service Class 2: Net Asset Value, offering price and redemption price per share ($2,182,708 ÷ 283,184 shares)	$ 7.71

Investor Class: Net Asset Value, offering price and redemption price per share ($3,416,026 ÷ 439,127 shares)	$ 7.78

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008
Investment Income
Dividends		$ 196,356
Interest		311
Income from Fidelity Central Funds (including $19,045 from security lending)		29,981
Total income		226,648

Expenses
Management fee	$ 121,825
Transfer agent fees	29,747
Distribution fees	12,014
Accounting and security lending fees	8,653
Custodian fees and expenses	37,928
Independent trustees' compensation	107
Audit	58,736
Legal	518
Miscellaneous	878
Total expenses before reductions	270,406
Expense reductions	(67,204)	203,202
Net investment income (loss)		23,446
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $253)	(3,779,747)
Foreign currency transactions	(2,450)
Total net realized gain (loss)		(3,782,197)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $6,736)	(7,520,702)
Assets and liabilities in foreign currencies	325
Total change in net unrealized appreciation (depreciation)		(7,520,377)
Net gain (loss)		(11,302,574)
Net increase (decrease) in net assets resulting from operations		$ (11,279,128)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,446	$ (19,420)
Net realized gain (loss)	(3,782,197)	1,503,150
Change in net unrealized appreciation (depreciation)	(7,520,377)	2,205,488
Net increase (decrease) in net assets resulting from operations	(11,279,128)	3,689,218
Distributions to shareholders from net investment income	(17,221)	-
Distributions to shareholders from net realized gain	-	(1,360,022)
Total distributions	(17,221)	(1,360,022)
Share transactions - net increase (decrease)	(9,270,016)	11,664,213
Total increase (decrease) in net assets	(20,566,365)	13,993,409

Net Assets
Beginning of period	30,554,325	16,560,916
End of period (including undistributed net investment income of $3,524 and $0, respectively)	$ 9,987,960	$ 30,554,325

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.15	$ 12.07	$ 11.94	$ 11.14	$ 11.79
Income from Investment Operations
Net investment income (loss) C	.02	- I	- I	.01	.04 G
Net realized and unrealized gain (loss)	(6.34)	2.74	.13	.83	.23
Total from investment operations	(6.32)	2.74	.13	.84	.27
Distributions from net investment income	(.02)	-	- I	(.01)	(.02)
Distributions from net realized gain	-	(.66)	-	(.04)	(.90)
Total distributions	(.02)	(.66)	- I	(.04) J	(.92)
Net asset value, end of period	$ 7.81	$ 14.15	$ 12.07	$ 11.94	$ 11.14
Total Return A, B	(44.67)%	22.67%	1.12%	7.57%	2.31%
Ratios to Average Net Assets D, H
Expenses before reductions	1.16%	1.10%	.98%	1.01%	1.94%
Expenses net of fee waivers, if any	.85%	.85%	.86%	.85%	1.00%
Expenses net of all reductions	.85%	.84%	.86%	.81%	.95%
Net investment income (loss)	.19%	-% F	.03%	.12%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,368	$ 13,752	$ 7,414	$ 22,750	$ 1,938
Portfolio turnover rate E	137%	167%	93%	91%	151%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.040 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.035 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.08	$ 12.02	$ 11.90	$ 11.12	$ 11.77
Income from Investment Operations
Net investment income (loss)C	.01	(.01)	(.01)	- I	.03 G
Net realized and unrealized gain (loss)	(6.30)	2.73	.13	.82	.24
Total from investment operations	(6.29)	2.72	.12	.82	.27
Distributions from net investment income	(.01)	-	-	(.01)	(.02)
Distributions from net realized gain	-	(.66)	-	(.04)	(.90)
Total distributions	(.01)	(.66)	-	(.04)J	(.92)
Net asset value, end of period	$ 7.78	$ 14.08	$ 12.02	$ 11.90	$ 11.12
Total Return A, B	(44.71)%	22.60%	1.01%	7.41%	2.32%
Ratios to Average Net Assets D, H
Expenses before reductions	1.22%	1.17%	1.16%	1.36%	1.97%
Expenses net of fee waivers, if any	.95%	.95%	.96%	.97%	1.10%
Expenses net of all reductions	.95%	.95%	.95%	.92%	1.05%
Net investment income (loss)	.09%	(.10)%	(.07)%	-% F	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,021	$ 2,545	$ 2,077	$ 2,056	$ 1,914
Portfolio turnover rate E	137%	167%	93%	91%	151%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.040 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 13.96	$ 11.95	$ 11.84	$ 11.08	$ 11.75
Income from Investment Operations
Net investment income (loss)C	(.01)	(.03)	(.03)	(.02)	.01 F
Net realized and unrealized gain (loss)	(6.24)	2.70	.14	.82	.24
Total from investment operations	(6.25)	2.67	.11	.80	.25
Distributions from net investment income	-	-	-	(.01)	(.02)
Distributions from net realized gain	-	(.66)	-	(.04)	(.90)
Total distributions	-	(.66)	-	(.04)H	(.92)
Net asset value, end of period	$ 7.71	$ 13.96	$ 11.95	$ 11.84	$ 11.08
Total Return A, B	(44.77)%	22.31%	.93%	7.25%	2.14%
Ratios to Average Net Assets D, G
Expenses before reductions	1.42%	1.38%	1.35%	1.51%	2.12%
Expenses net of fee waivers, if any	1.10%	1.10%	1.11%	1.12%	1.25%
Expenses net of all reductions	1.10%	1.09%	1.10%	1.07%	1.20%
Net investment income (loss)	(.06)%	(.25)%	(.22)%	(.15)%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,183	$ 5,116	$ 3,220	$ 2,729	$ 2,544
Portfolio turnover rate E	137%	167%	93%	91%	151%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.040 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.035 per share.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 14.10	$ 12.05	$ 11.94	$ 11.64
Income from Investment Operations
Net investment income (loss) E	.01	(.02)	(.01)	- J
Net realized and unrealized gain (loss)	(6.31)	2.73	.12	.30
Total from investment operations	(6.30)	2.71	.11	.30
Distributions from net investment income	(.02)	-	- J	-
Distributions from net realized gain	-	(.66)	-	-
Total distributions	(.02)	(.66)	- J	-
Net asset value, end of period	$ 7.78	$ 14.10	$ 12.05	$ 11.94
Total Return B, C, D	(44.69)%	22.45%	.95%	2.58%
Ratios to Average Net Assets F, I
Expenses before reductions	1.25%	1.22%	1.21%	1.16% A
Expenses net of fee waivers, if any	.93%	1.00%	1.01%	1.00% A
Expenses net of all reductions	.93%	.99%	1.01%	.96% A
Net investment income (loss)	.11%	(.15)%	(.12)%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,416	$ 9,142	$ 3,849	$ 2,209
Portfolio turnover rate G	137%	167%	93%	91%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Growth Stock Portfolio (the Fund) is a fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 330,495
Unrealized depreciation	(4,253,367)
Net unrealized appreciation (depreciation)	(3,922,872)
Undistributed ordinary income	3,524
Capital loss carryforward	(2,310,717)

Cost for federal income tax purposes	$ 14,002,712

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 17,221	$ -
Long-term Capital Gains	-	1,360,022
Total	$ 17,221	$ 1,360,022

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $29,446,568 and $37,496,932, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,887
Service Class 2	10,127
$ 12,014

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 8,809
Service Class	1,324
Service Class 2	4,956
Investor Class	14,658
$ 29,747

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,302 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $50 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Initial Class	.85%	$ 25,216
Service Class	.95%	5,015
Service Class 2	1.10%	12,889
Investor Class	1.00% - .93%*	23,293
		$ 66,413

* Expense limitation in effect at period end.

Effective February 1, 2008, the expense limitation changed to .93% for Investor Class.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $791 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 87% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,405, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 8,154	$ -
Service Class	656	-
Investor Class	8,411	-
Total	$ 17,221	$ -
From net realized gain
Initial Class	$ -	$ 611,437
Service Class	-	114,028
Service Class 2	-	230,890
Investor Class	-	403,667
Total	$ -	$ 1,360,022

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	180,482	548,074	$ 2,074,455	$ 7,846,894
Reinvestment of distributions	1,060	42,938	8,154	611,437
Shares redeemed	(722,244)	(233,361)	(8,341,769)	(2,969,140)
Net increase (decrease)	(540,702)	357,651	$ (6,259,160)	$ 5,489,191
Service Class
Reinvestment of distributions	86	8,053	656	114,028
Shares redeemed	(49,669)	-	(519,049)	-
Net increase (decrease)	(49,583)	8,053	$ (518,393)	$ 114,028
Service Class 2
Shares sold	79,695	111,476	$ 920,792	$ 1,498,608
Reinvestment of distributions	-	16,445	-	230,890
Shares redeemed	(162,963)	(30,981)	(1,660,933)	(410,132)
Net increase (decrease)	(83,268)	96,940	$ (740,141)	$ 1,319,366
Investor Class
Shares sold	281,169	557,173	$ 3,422,986	$ 7,720,308
Reinvestment of distributions	1,099	28,447	8,411	403,667
Shares redeemed	(491,415)	(256,772)	(5,183,719)	(3,382,347)
Net increase (decrease)	(209,147)	328,848	$ (1,752,322)	$ 4,741,628
Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Growth Stock Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Stock Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Stock Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	82,890,712.47	95.991
Withheld	3,461,988.43	4.009
TOTAL	86,352,700.90	100.000
Dennis J. Dirks
Affirmative	82,970,372.75	96.083
Withheld	3,382,328.15	3.917
TOTAL	86,352,700.90	100.000
Edward C. Johnson 3d
Affirmative	82,689,162.78	95.757
Withheld	3,663,538.12	4.243
TOTAL	86,352,700.90	100.000
Alan J. Lacy
Affirmative	83,041,222.35	96.165
Withheld	3,311,478.55	3.835
TOTAL	86,352,700.90	100.000
Ned C. Lautenbach
Affirmative	82,983,853.72	96.099
Withheld	3,368,847.18	3.901
TOTAL	86,352,700.90	100.000
Joseph Mauriello
Affirmative	83,138,122.14	96.277
Withheld	3,214,578.76	3.723
TOTAL	86,352,700.90	100.000
Cornelia M. Small
Affirmative	83,095,438.06	96.228
Withheld	3,257,262.84	3.772
TOTAL	86,352,700.90	100.000
William S. Stavropoulos
Affirmative	82,929,113.95	96.035
Withheld	3,423,586.95	3.965
TOTAL	86,352,700.90	100.000
David M. Thomas
Affirmative	83,095,487.87	96.228
Withheld	3,257,213.03	3.772
TOTAL	86,352,700.90	100.000
Michael E. Wiley
Affirmative	83,048,523.75	96.174
Withheld	3,304,177.15	3.826
TOTAL	86,352,700.90	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	74,393,635.26	86.151
Against	8,745,543.59	10.128
Abstain	3,213,522.05	3.721
TOTAL	86,352,700.90	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Stock Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Growth Stock Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the first quartile for the one-year period, the second quartile for the three-year period, and the third quartile for the five-year period. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Growth Stock Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Initial Class ranked below its competitive median for 2007, and the total expenses of each of Investor Class, Service Class, and Service Class 2 ranked above its competitive median for 2007. The Board considered that the total expenses of Investor Class were above the median primarily due to its higher transfer agent fee. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPGR-ANN-0209
1.781993.106

Fidelity® Variable Insurance Products:
Health Care Portfolio

Annual Report

December 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Life of fund A
VIP Health Care - Initial Class	-32.31%	0.24%	-0.06%
VIP Health Care - Investor Class B	-32.31%	0.16%	-0.12%

A From July 18, 2001.

B The initial offering of Investor Class took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Health Care Portfolio - Initial Class on July 18, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Sabel and Edward Yoon, Co-Portfolio Managers of VIP Health Care Portfolio. Edward Yoon became Co-Manager on October 1, 2008.

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

For the year ending December 31, 2008, the fund significantly underperformed the -23.36% return of the MSCI® US Investable Market Health Care Index but outperformed the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Unfavorable security selection and an underweighting in pharmaceuticals hurt, along with unsuccessful stock selection in health care supplies and health care distributors. Out-of-benchmark positions in fertilizers and agricultural chemicals detracted further. Contributions came from better stock selection and an underweighting in managed health care, as well as the portfolio's modest cash position, which helped in a down market. Detractors included a significant underweighting of pharmaceutical giant and benchmark heavyweight Johnson & Johnson; Brazilian drug distributor Profarma, which was not in the MSCI index; medical diagnostics company Inverness Medical Innovations; an out-of-benchmark stake in fertilizer company Mosaic (since sold); underweighting biotechnology firm Amgen; health care services company NightHawk Radiology; and an investment in managed health care provider Universal American Financial. Underweighting three managed health care stocks helped: WellPoint, Cigna and Aetna, the last two of which were not held at period end. Further contributions came from an out-of-benchmark position in Israel-based Teva Pharmaceutical and timely ownership of biotech firm Omrix Biopharmaceuticals, which accepted an acquisition bid by Johnson & Johnson during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.88%
Actual		$ 1,000.00	$ 785.60	$ 3.95
HypotheticalA		$ 1,000.00	$ 1,020.71	$ 4.47
Investor Class	.97%
Actual		$ 1,000.00	$ 785.90	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.26	$ 4.93

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Merck & Co., Inc.	6.6	6.4
Pfizer, Inc.	6.3	2.4
Genentech, Inc.	5.9	2.3
Wyeth	5.5	5.0
Medco Health Solutions, Inc.	5.0	0.9
Baxter International, Inc.	4.1	3.8
Covidien Ltd.	3.9	3.3
Amgen, Inc.	3.7	0.9
Schering-Plough Corp.	3.7	0.1
Abbott Laboratories	3.3	5.4
	48.0
Top Industries (% of fund's net assets)
As of December 31, 2008
Pharmaceuticals	35.8%
Biotechnology	20.9%
Health Care Equipment & Supplies	17.7%
Health Care Providers & Services	17.7%
Life Sciences Tools & Services	3.2%
All Others*	4.7%

As of June 30, 2008
Pharmaceuticals	26.5%
Health Care Equipment & Supplies	24.6%
Health Care Providers & Services	15.1%
Biotechnology	12.7%
Life Sciences Tools & Services	11.3%
All Others*	9.8%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
BIOTECHNOLOGY - 20.9%
Biotechnology - 20.9%
Alexion Pharmaceuticals, Inc. (a)	4,900	$ 177,331
Alkermes, Inc. (a)	9,100	96,915
Alnylam Pharmaceuticals, Inc. (a)	8,200	202,786
Amgen, Inc. (a)	38,625	2,230,594
Biogen Idec, Inc. (a)	23,464	1,117,590
BioMarin Pharmaceutical, Inc. (a)(d)	19,877	353,811
Cephalon, Inc. (a)	2,590	199,534
Cougar Biotechnology, Inc. (a)	1,106	28,756
CSL Ltd.	6,030	145,044
Emergent BioSolutions, Inc. (a)	300	7,833
Genentech, Inc. (a)	42,338	3,510,244
Genomic Health, Inc. (a)	700	13,636
Genzyme Corp. (a)	22,600	1,499,962
Gilead Sciences, Inc. (a)	33,203	1,698,001
GTx, Inc. (a)	9,800	165,032
Molecular Insight Pharmaceuticals, Inc. (a)(d)	1,266	5,444
Myriad Genetics, Inc. (a)	2,400	159,024
ONYX Pharmaceuticals, Inc. (a)	10,105	345,187
OSI Pharmaceuticals, Inc. (a)	3,400	132,770
PDL BioPharma, Inc.	9,900	61,182
Theravance, Inc. (a)	4,814	59,645
United Therapeutics Corp. (a)	4,500	281,475
		12,491,796
CHEMICALS - 0.2%
Fertilizers & Agricultural Chemicals - 0.2%
Monsanto Co.	1,750	123,113
Specialty Chemicals - 0.0%
Jubilant Organosys Ltd.	7,178	17,709
TOTAL CHEMICALS		140,822
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Diversified Support Services - 0.0%
PRG-Schultz International, Inc. (a)	300	1,224
DIVERSIFIED CONSUMER SERVICES - 0.4%
Specialized Consumer Services - 0.4%
Carriage Services, Inc. Class A (a)	50,589	101,684
Service Corp. International	2,100	10,437
Stewart Enterprises, Inc. Class A	33,386	100,492
		212,613
FOOD & STAPLES RETAILING - 0.8%
Drug Retail - 0.8%
China Nepstar Chain Drugstore Ltd. ADR	1,100	5,555
CVS Caremark Corp.	16,242	466,795
		472,350

	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES - 17.7%
Health Care Equipment - 14.6%
American Medical Systems Holdings, Inc. (a)	17,200	$ 154,628
Aspect Medical Systems, Inc. (a)	3,000	10,110
Baxter International, Inc.	45,109	2,417,391
Boston Scientific Corp. (a)	116,498	901,695
Conceptus, Inc. (a)	5,300	80,666
CONMED Corp. (a)	7,600	181,944
Covidien Ltd.	63,488	2,300,805
Electro-Optical Sciences, Inc. (a)	12,558	42,069
Electro-Optical Sciences, Inc.:
warrants 11/2/11 (a)(f)	7,563	13,382
warrants 8/2/12 (a)(f)	1,900	3,663
ev3, Inc. (a)	13,462	82,118
Golden Meditech Co. Ltd. (a)	278,000	37,822
Hospira, Inc. (a)	17,180	460,768
Integra LifeSciences Holdings Corp. (a)	12,376	440,214
Kinetic Concepts, Inc. (a)	4,203	80,614
Masimo Corp. (a)	3,400	101,422
Medtronic, Inc.	17,123	538,005
Meridian Bioscience, Inc.	1,000	25,470
Micrus Endovascular Corp. (a)	12,042	139,808
Mindray Medical International Ltd. sponsored ADR (d)	3,729	67,122
Natus Medical, Inc. (a)	100	1,295
NeuroMetrix, Inc. (a)	10,344	8,792
NuVasive, Inc. (a)	400	13,860
Quidel Corp. (a)	1,200	15,684
St. Jude Medical, Inc. (a)	13,900	458,144
Syneron Medical Ltd. (a)	7,297	60,857
Wright Medical Group, Inc. (a)	3,790	77,430
		8,715,778
Health Care Supplies - 3.1%
Alcon, Inc.	5,258	468,961
Align Technology, Inc. (a)	5,100	44,625
Immucor, Inc. (a)	1,400	37,212
InfuSystems Holdings, Inc. (a)	52,900	124,315
InfuSystems Holdings, Inc. warrants 4/11/11 (a)	4,900	221
Inverness Medical Innovations, Inc. (a)(d)	53,648	1,014,484
RTI Biologics, Inc. (a)	44,000	121,440
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	38,000	57,838
		1,869,096
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		10,584,874
HEALTH CARE PROVIDERS & SERVICES - 17.3%
Health Care Distributors & Services - 1.4%
Henry Schein, Inc. (a)	4,800	176,112
Common Stocks - continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - CONTINUED
Health Care Distributors & Services - continued
McKesson Corp.	12,464	$ 482,731
Profarma Distribuidora de Produtos Farmaceuticos SA	68,800	160,067
		818,910
Health Care Facilities - 1.2%
Community Health Systems, Inc. (a)	10,034	146,296
Hanger Orthopedic Group, Inc. (a)	13,765	199,730
Sun Healthcare Group, Inc. (a)	15,400	136,290
Tenet Healthcare Corp. (a)	20,200	23,230
Universal Health Services, Inc. Class B	6,741	253,259
		758,805
Health Care Services - 9.6%
athenahealth, Inc. (a)	4,696	176,664
Diagnosticos da America SA	4,500	44,406
Emergency Medical Services Corp. Class A (a)	100	3,661
Express Scripts, Inc. (a)	25,260	1,388,795
Fresenius Medical Care AG sponsored ADR	4,000	188,720
Genoptix, Inc. (a)	2,600	88,608
Health Grades, Inc. (a)	41,466	85,420
Healthways, Inc. (a)	2,100	24,108
Laboratory Corp. of America Holdings (a)	6,000	386,460
LHC Group, Inc. (a)	5,200	187,200
Medco Health Solutions, Inc. (a)	71,300	2,988,183
NightHawk Radiology Holdings, Inc. (a)	29,821	144,930
Rural/Metro Corp. (a)	15,400	27,566
Virtual Radiologic Corp. (a)	1,600	13,568
		5,748,289
Managed Health Care - 5.1%
Coventry Health Care, Inc. (a)	1,700	25,296
Health Net, Inc. (a)	2,200	23,958
Humana, Inc. (a)	17,257	643,341
UnitedHealth Group, Inc.	56,765	1,509,949
Universal American Financial Corp. (a)	5,964	52,602
WellPoint, Inc. (a)	19,108	805,020
		3,060,166
TOTAL HEALTH CARE PROVIDERS & SERVICES		10,386,170
HEALTH CARE TECHNOLOGY - 0.0%
Health Care Technology - 0.0%
HLTH Corp. (a)	607	6,349
HOTELS, RESTAURANTS & LEISURE - 0.0%
Restaurants - 0.0%
Centerplate, Inc. unit	300	513

	Shares	Value
LIFE SCIENCES TOOLS & SERVICES - 3.2%
Life Sciences Tools & Services - 3.2%
Albany Molecular Research, Inc. (a)	370	$ 3,604
Bruker BioSciences Corp. (a)	12,586	50,847
Charles River Laboratories International, Inc. (a)	3,415	89,473
Illumina, Inc. (a)(d)	28,268	736,381
Lonza Group AG	2,672	247,156
PAREXEL International Corp. (a)	2,414	23,440
QIAGEN NV (a)	22,200	389,832
Thermo Fisher Scientific, Inc. (a)	9,405	320,428
Waters Corp. (a)	1,500	54,975
		1,916,136
PERSONAL PRODUCTS - 0.0%
Personal Products - 0.0%
Nutraceutical International Corp. (a)	1,150	8,844
PHARMACEUTICALS - 35.7%
Pharmaceuticals - 35.7%
Abbott Laboratories	37,102	1,980,134
Allergan, Inc.	29,426	1,186,456
Auxilium Pharmaceuticals, Inc. (a)	5,200	147,888
Bristol-Myers Squibb Co.	65,480	1,522,410
China Shineway Pharmaceutical Group Ltd.	79,000	44,593
Elan Corp. PLC sponsored ADR (a)	1,300	7,800
Eli Lilly & Co.	1,600	64,432
Johnson & Johnson	28,748	1,719,993
Merck & Co., Inc.	129,800	3,945,916
Pfizer, Inc.	212,800	3,768,688
Piramal Healthcare Ltd.	9,800	48,223
Schering-Plough Corp.	130,100	2,215,603
Shire PLC sponsored ADR	9,377	419,902
Teva Pharmaceutical Industries Ltd. sponsored ADR	17,421	741,612
Valeant Pharmaceuticals International (a)(d)	4,000	91,600
Wyeth	87,233	3,272,110
XenoPort, Inc. (a)	8,300	208,164
		21,385,524
TOTAL COMMON STOCKS (Cost $66,406,644)		57,607,215
Convertible Preferred Stocks - 0.1%

PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
Mylan, Inc. 6.50% (Cost $60,032)	100	65,903
Corporate Bonds - 0.4%
	Principal Amount	Value
Convertible Bonds - 0.2%
HEALTH CARE PROVIDERS & SERVICES - 0.2%
Health Care Services - 0.2%
Lincare Holdings, Inc. 2.75% 11/1/37	$ 170,000	$ 141,984
Nonconvertible Bonds - 0.2%
HEALTH CARE PROVIDERS & SERVICES - 0.2%
Health Care Services - 0.2%
DASA Finance Corp. 8.75% 5/29/18 (e)	110,000	85,800
TOTAL CORPORATE BONDS (Cost $244,933)		227,784
Money Market Funds - 5.4%
	Shares
Fidelity Cash Central Fund, 1.06% (b)	1,406,273	1,406,273
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	1,826,625	1,826,625
TOTAL MONEY MARKET FUNDS (Cost $3,232,898)		3,232,898
Cash Equivalents - 0.1%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.01%, dated 12/31/08 due 1/2/09 (Collateralized by U.S. Treasury Obligations) # (Cost $42,000)	$ 42,000	42,000
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $69,986,507)	61,175,800
NET OTHER ASSETS - (2.2)%	(1,314,305)
NET ASSETS - 100%	$ 59,861,495
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $ 85,800 or 0.2% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,045 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Electro-Optical Sciences, Inc. warrants 11/2/11	11/1/06	$ 1
Electro-Optical Sciences, Inc. warrants 8/2/12	8/1/07	$ 2
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$42,000 due 1/02/09 at 0.01%
BNP Paribas Securities Corp.	$ 148
Banc of America Securities LLC	4,437
Goldman, Sachs & Co.	28,199
UBS Securities LLC	9,216
$ 42,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 64,665
Fidelity Securities Lending Cash Central Fund	29,629
Total	$ 94,294
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 61,175,800	$ 60,020,210	$ 1,155,590	$ -
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $3,482,538 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $3,627,749 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including securities loaned of $1,800,208 and repurchase agreements of $42,000) - See accompanying schedule: Unaffiliated issuers (cost $66,753,609)	$ 57,942,902
Fidelity Central Funds (cost $3,232,898)	3,232,898
Total Investments (cost $69,986,507)		$ 61,175,800
Cash		983
Foreign currency held at value (cost $77)		73
Receivable for investments sold		695,216
Receivable for fund shares sold		16,578
Dividends receivable		72,562
Interest receivable		1,626
Distributions receivable from Fidelity Central Funds		1,822
Prepaid expenses		757
Other receivables		5,886
Total assets		61,971,303

Liabilities
Payable for investments purchased	$ 191,694
Payable for fund shares redeemed	9,410
Accrued management fee	26,970
Other affiliated payables	6,452
Other payables and accrued expenses	48,657
Collateral on securities loaned, at value	1,826,625
Total liabilities		2,109,808

Net Assets		$ 59,861,495
Net Assets consist of:
Paid in capital		$ 77,329,881
Distributions in excess of net investment income		(1,064)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,656,278)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(8,811,044)
Net Assets		$ 59,861,495

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($37,960,539 ÷ 4,654,898 shares)	$ 8.15

Investor Class: Net Asset Value, offering price and redemption price per share ($21,900,956 ÷ 2,694,747 shares)	$ 8.13

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 738,372
Interest		14,333
Income from Fidelity Central Funds		94,294
Total income		846,999

Expenses
Management fee	$ 395,622
Transfer agent fees	78,219
Accounting and security lending fees	28,161
Custodian fees and expenses	49,071
Independent trustees' compensation	341
Audit	59,406
Legal	409
Miscellaneous	7,789
Total expenses before reductions	619,018
Expense reductions	(3,454)	615,564
Net investment income (loss)		231,435
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,481)	(8,411,156)
Foreign currency transactions	(17,295)
Total net realized gain (loss)		(8,428,451)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $7,098)	(21,595,695)
Assets and liabilities in foreign currencies	(551)
Total change in net unrealized appreciation (depreciation)		(21,596,246)
Net gain (loss)		(30,024,697)
Net increase (decrease) in net assets resulting from operations		$ (29,793,262)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 231,435	$ 165,425
Net realized gain (loss)	(8,428,451)	9,181,105
Change in net unrealized appreciation (depreciation)	(21,596,246)	(1,590,467)
Net increase (decrease) in net assets resulting from operations	(29,793,262)	7,756,063
Distributions to shareholders from net investment income	(250,509)	(399,085)
Distributions to shareholders from net realized gain	(9,280,105)	(5,172,213)
Total distributions	(9,530,614)	(5,571,298)
Share transactions - net increase (decrease)	16,530,814	(5,226,497)
Redemption fees	31,180	18,137
Total increase (decrease) in net assets	(22,761,882)	(3,023,595)

Net Assets
Beginning of period	82,623,377	85,646,972
End of period (including distributions in excess of net investment income of $1,064 and undistributed net investment income of $41,704, respectively)	$ 59,861,495	$ 82,623,377

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 13.57	$ 13.17	$ 12.39	$ 10.61	$ 9.77
Income from Investment Operations
Net investment income (loss) C	.04	.03	.04	.01	.03
Net realized and unrealized gain (loss)	(4.05)	1.25	.75	1.80	.84
Total from investment operations	(4.01)	1.28	.79	1.81	.87
Distributions from net investment income	(.04)	(.07)	(.01)	(.03)	(.04)
Distributions from net realized gain	(1.37)	(.81)	-	-	-
Total distributions	(1.41)	(.88)	(.01)	(.03)	(.04)
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 8.15	$ 13.57	$ 13.17	$ 12.39	$ 10.61
Total Return A, B	(32.31)%	10.21%	6.34%	17.05%	8.97%
Ratios to Average Net Assets D, F
Expenses before reductions	.84%	.81%	.77%	.75%	.77%
Expenses net of fee waivers, if any	.84%	.81%	.77%	.75%	.77%
Expenses net of all reductions	.84%	.80%	.76%	.70%	.76%
Net investment income (loss)	.36%	.23%	.33%	.06%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,961	$ 55,676	$ 69,418	$ 118,928	$ 65,718
Portfolio turnover rate E	189%	128%	106%	122%	56%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.53	$ 13.14	$ 12.37	$ 11.64
Income from Investment Operations
Net investment income (loss) E	.03	.01	.03	(.01)
Net realized and unrealized gain (loss)	(4.03)	1.24	.75	.74
Total from investment operations	(4.00)	1.25	.78	.73
Distributions from net investment income	(.03)	(.05)	(.01)	-
Distributions from net realized gain	(1.37)	(.81)	-	-
Total distributions	(1.40)	(.86)	(.01)	-
Redemption fees added to paid in capital E, J	-	-	-	-
Net asset value, end of period	$ 8.13	$ 13.53	$ 13.14	$ 12.37
Total Return B, C, D	(32.31)%	10.01%	6.30%	6.27%
Ratios to Average Net Assets F, I
Expenses before reductions	.94%	.93%	.90%	.93% A
Expenses net of fee waivers, if any	.94%	.93%	.90%	.93% A
Expenses net of all reductions	.93%	.92%	.89%	.89% A
Net investment income (loss)	.26%	.11%	.20%	(.25)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,901	$ 26,948	$ 16,229	$ 7,360
Portfolio turnover rate G	189%	128%	106%	122%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Health Care Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,730,839
Unrealized depreciation	(13,088,940)
Net unrealized appreciation (depreciation)	(10,358,101)
Capital loss carryforward	(3,482,538)

Cost for federal income tax purposes	$ 71,533,901

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 2,756,815	$ 1,176,191
Long-term Capital Gains	6,773,799	4,395,107
Total	$ 9,530,614	$ 5,571,298

Trading (Redemption) Fees. Shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $139,685,974 and $130,176,136, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 35,379
Investor Class	42,840
$ 78,219

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,171 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $149 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $29,629.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,454 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $13,222, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 172,478	$ 326,177
Investor Class	78,031	72,908
Total	$ 250,509	$ 399,085
From net realized gain
Initial Class	$ 5,962,891	$ 4,069,153
Investor Class	3,317,214	1,103,060
Total	$ 9,280,105	$ 5,172,213

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	1,463,398	366,144	$ 16,106,016	$ 4,856,177
Reinvestment of distributions	552,267	346,986	6,135,369	4,395,330
Shares redeemed	(1,462,500)	(1,880,362)	(14,698,975)	(24,498,174)
Net increase (decrease)	553,165	(1,167,232)	$ 7,542,410	$ (15,246,667)
Investor Class
Shares sold	1,451,367	1,102,519	$ 16,188,341	$ 14,551,900
Reinvestment of distributions	306,096	93,172	3,395,245	1,175,968
Shares redeemed	(1,053,962)	(439,794)	(10,595,182)	(5,707,698)
Net increase (decrease)	703,501	755,897	$ 8,988,404	$ 10,020,170

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Health Care Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Health Care Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Health Care Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008- present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Initial Class designates 19% and 100% and Investor Class designates 19% and 100% of the dividends distributed in February 2008 and December 2008 respectively, as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	82,890,712.47	95.991
Withheld	3,461,988.43	4.009
TOTAL	86,352,700.90	100.000
Dennis J. Dirks
Affirmative	82,970,372.75	96.083
Withheld	3,382,328.15	3.917
TOTAL	86,352,700.90	100.000
Edward C. Johnson 3d
Affirmative	82,689,162.78	95.757
Withheld	3,663,538.12	4.243
TOTAL	86,352,700.90	100.000
Alan J. Lacy
Affirmative	83,041,222.35	96.165
Withheld	3,311,478.55	3.835
TOTAL	86,352,700.90	100.000
Ned C. Lautenbach
Affirmative	82,983,853.72	96.099
Withheld	3,368,847.18	3.901
TOTAL	86,352,700.90	100.000
Joseph Mauriello
Affirmative	83,138,122.14	96.277
Withheld	3,214,578.76	3.723
TOTAL	86,352,700.90	100.000
Cornelia M. Small
Affirmative	83,095,438.06	96.228
Withheld	3,257,262.84	3.772
TOTAL	86,352,700.90	100.000
William S. Stavropoulos
Affirmative	82,929,113.95	96.035
Withheld	3,423,586.95	3.965
TOTAL	86,352,700.90	100.000
David M. Thomas
Affirmative	83,095,487.87	96.228
Withheld	3,257,213.03	3.772
TOTAL	86,352,700.90	100.000
Michael E. Wiley
Affirmative	83,048,523.75	96.174
Withheld	3,304,177.15	3.826
TOTAL	86,352,700.90	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	74,393,635.26	86.151
Against	8,745,543.59	10.128
Abstain	3,213,522.05	3.721
TOTAL	86,352,700.90	100.000

A Denotes trust-wide proposal and voting results.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Health Care Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, as available, the cumulative total returns of Initial Class and Investor Class of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark").

VIP Health Care Portfolio

The Board stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Health Care Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VHCIC-ANN-0209
1.817373.103

Fidelity® Variable Insurance Products:
Industrials Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Life of fund A
VIP Industrials - Initial Class C	-39.84%	2.88%	3.47%
VIP Industrials - Investor Class B,C	-39.84%	2.81%	3.43%

A From July 18, 2001.

B The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

C Prior to October 1, 2006, VIP Industrials operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Industrials Portfolio - Initial Class on July 18, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Tobias Welo, Portfolio Manager of VIP Industrials Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

During the past year, the fund finished about in line with the -39.90% return of the MSCI® US Investable Market Industrials Index and behind the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Versus the MSCI index, favorable industry positioning and a small cash position boosted performance, while weak overall security selection had a roughly offsetting negative impact. Specifically, underweighting industrial conglomerates and overweighting trucking aided our results, as did stock picking in aerospace and defense. At the individual stock level, underweighting major index component General Electric (GE) added value. As the financial crisis worsened, I became increasingly concerned about the exposure of GE's finance division to the rising rate of defaults by its commercial borrowers. United Parcel Service benefited from its rock-solid balance sheet and its position as an industry leader. Old Dominion Freight Lines and Ryder System, both part of the outperforming trucking group, further added value. In the case of Ryder System, though, I sold the position to lock in profits. Defense contractor Raytheon helped as well. Conversely, fund performance was hampered by my stock picks in heavy electrical equipment, although the damage there was considerably lessened by having a presence in that outperforming, out-of-index group. Stock selection in construction and farm machinery/heavy trucks and in industrial machinery further weighed on performance, as did underweighting railroads for much of the period. Three of the biggest detractors play various roles in the process of making heavy trucks. Cummins and Caterpillar make the engines, and Navistar International makes the vehicles. Despite the poor short-term performance of this group, I continued to think it has a good chance of outperforming in the early stages of an economic recovery. That said, I sold Caterpillar because of its relatively heavy exposure to the energy sector. Railroads CSX and Burlington Northern Santa Fe hurt performance. We didn't own either benchmark component during the first half of the year, when their performance was strongest, and had only a modest position in CSX in the back half of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.82%
Actual		$ 1,000.00	$ 666.50	$ 3.43
HypotheticalA		$ 1,000.00	$ 1,021.01	$ 4.17
Investor Class	.91%
Actual		$ 1,000.00	$ 666.80	$ 3.81
HypotheticalA		$ 1,000.00	$ 1,020.56	$ 4.62

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	7.1	5.2
Honeywell International, Inc.	6.0	4.4
Lockheed Martin Corp.	4.1	3.5
United Parcel Service, Inc. Class B	3.9	4.3
The Boeing Co.	3.8	0.0
Siemens AG sponsored ADR	3.7	2.4
Danaher Corp.	3.6	3.3
Union Pacific Corp.	3.6	3.2
Emerson Electric Co.	3.5	1.8
Cummins, Inc.	3.2	3.0
	42.5
Top Industries (% of fund's net assets)
As of December 31, 2008
Aerospace & Defense	26.3%
Machinery	16.2%
Road & Rail	10.4%
Electrical Equipment	10.3%
Industrial Conglomerates	9.9%
All Others*	26.9%

As of June 30, 2008
Machinery	22.9%
Aerospace & Defense	15.0%
Electrical Equipment	11.8%
Industrial Conglomerates	10.7%
Road & Rail	10.5%
All Others*	29.1%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
AEROSPACE & DEFENSE - 26.3%
Aerospace & Defense - 26.3%
Honeywell International, Inc.	75,400	$ 2,475,382
Lockheed Martin Corp.	19,900	1,673,192
Precision Castparts Corp.	14,200	844,616
Raytheon Co.	25,425	1,297,692
The Boeing Co.	36,800	1,570,256
United Technologies Corp.	54,799	2,937,223
		10,798,361
AIR FREIGHT & LOGISTICS - 7.9%
Air Freight & Logistics - 7.9%
C.H. Robinson Worldwide, Inc.	8,900	489,767
FedEx Corp.	13,100	840,365
United Parcel Service, Inc. Class B	29,000	1,599,640
UTI Worldwide, Inc.	21,900	314,046
		3,243,818
AUTO COMPONENTS - 3.7%
Auto Parts & Equipment - 2.6%
Johnson Controls, Inc.	59,300	1,076,888
Tires & Rubber - 1.1%
The Goodyear Tire & Rubber Co. (a)	71,200	425,064
TOTAL AUTO COMPONENTS		1,501,952
AUTOMOBILES - 0.2%
Automobile Manufacturers - 0.2%
Renault SA	3,500	91,770
BUILDING PRODUCTS - 2.5%
Building Products - 2.5%
Masco Corp.	71,720	798,244
Owens Corning (a)	7,900	136,670
USG Corp. (a)(d)	13,700	110,148
		1,045,062
CHEMICALS - 1.0%
Specialty Chemicals - 1.0%
Albemarle Corp.	4,635	103,361
Nalco Holding Co.	13,400	154,636
W.R. Grace & Co. (a)	26,368	157,417
		415,414
COMMERCIAL SERVICES & SUPPLIES - 2.6%
Environmental & Facility Services - 2.3%
Republic Services, Inc.	39,049	968,025
Office Services & Supplies - 0.3%
United Stationers, Inc. (a)	3,468	116,143
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,084,168

	Shares	Value
CONSTRUCTION MATERIALS - 0.3%
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	1,100	$ 106,788
DIVERSIFIED CONSUMER SERVICES - 0.6%
Specialized Consumer Services - 0.6%
Brinks Home Security Holdings, Inc. (a)	10,825	237,284
ELECTRICAL EQUIPMENT - 10.3%
Electrical Components & Equipment - 9.1%
Acuity Brands, Inc.	6,700	233,897
AMETEK, Inc.	21,950	663,110
Cooper Industries Ltd. Class A	29,000	847,670
Emerson Electric Co.	39,800	1,457,078
Rockwell Automation, Inc.	9,700	312,728
Saft Groupe SA	7,377	200,851
		3,715,334
Heavy Electrical Equipment - 1.2%
Alstom SA	3,900	233,523
Vestas Wind Systems AS (a)	4,558	269,525
		503,048
TOTAL ELECTRICAL EQUIPMENT		4,218,382
ELECTRONIC EQUIPMENT & COMPONENTS - 0.5%
Electronic Equipment & Instruments - 0.5%
Itron, Inc. (a)	3,400	216,716
HOUSEHOLD DURABLES - 0.2%
Homebuilding - 0.2%
Centex Corp.	8,000	85,120
INDUSTRIAL CONGLOMERATES - 9.9%
Industrial Conglomerates - 9.9%
General Electric Co.	73,319	1,187,768
Siemens AG sponsored ADR	19,900	1,507,425
Textron, Inc.	34,500	478,515
Tyco International Ltd.	41,581	898,150
		4,071,858
MACHINERY - 16.2%
Construction & Farm Machinery & Heavy Trucks - 9.6%
Cummins, Inc.	49,800	1,331,154
Deere & Co. (d)	32,200	1,233,904
Manitowoc Co., Inc.	28,500	246,810
Navistar International Corp. (a)	28,100	600,778
PACCAR, Inc.	5,700	163,020
Terex Corp. (a)	15,400	266,728
Toro Co.	3,400	112,200
		3,954,594
Industrial Machinery - 6.6%
Danaher Corp.	26,400	1,494,504
Eaton Corp.	11,418	567,589
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Industrial Machinery - continued
Parker Hannifin Corp. (d)	12,400	$ 527,496
Sulzer AG (Reg.)	1,898	109,277
		2,698,866
TOTAL MACHINERY		6,653,460
MARINE - 0.4%
Marine - 0.4%
Safe Bulkers, Inc.	14,200	94,856
Ultrapetrol (Bahamas) Ltd. (a)	26,600	84,854
		179,710
PROFESSIONAL SERVICES - 1.6%
Human Resource & Employment Services - 0.7%
Manpower, Inc.	8,000	271,920
Research & Consulting Services - 0.9%
Equifax, Inc.	13,800	365,976
TOTAL PROFESSIONAL SERVICES		637,896
ROAD & RAIL - 10.4%
Railroads - 7.8%
CSX Corp.	26,200	850,714
Norfolk Southern Corp.	18,390	865,250
Union Pacific Corp.	31,000	1,481,800
		3,197,764
Trucking - 2.6%
Con-way, Inc.	17,900	476,140
J.B. Hunt Transport Services, Inc.	6,900	181,263
Landstar System, Inc.	4,600	176,778
Old Dominion Freight Lines, Inc. (a)	9,029	256,965
		1,091,146
TOTAL ROAD & RAIL		4,288,910
TRADING COMPANIES & DISTRIBUTORS - 1.7%
Trading Companies & Distributors - 1.7%
Rush Enterprises, Inc. Class A (a)	50,536	433,094
W.W. Grainger, Inc.	3,500	275,940
		709,034

	Shares	Value
TRANSPORTATION INFRASTRUCTURE - 0.7%
Marine Ports & Services - 0.7%
Aegean Marine Petroleum Network, Inc.	17,100	$ 290,016
TOTAL COMMON STOCKS (Cost $52,380,595)		39,875,719
Nonconvertible Preferred Stocks - 0.2%

AUTOMOBILES - 0.2%
Automobile Manufacturers - 0.2%
Fiat SpA (Cost $135,850)	23,735	84,517
Nonconvertible Bonds - 0.0%
Principal Amount
AIRLINES - 0.0%
Airlines - 0.0%
Delta Air Lines, Inc. 8.3% 12/15/29 (a) (Cost $15,608)	$ 540,000	10,800
Money Market Funds - 7.5%
	Shares
Fidelity Cash Central Fund, 1.06% (b)	1,334,441	1,334,441
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	1,730,650	1,730,650
TOTAL MONEY MARKET FUNDS (Cost $3,065,091)		3,065,091
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $55,597,144)	43,036,127
NET OTHER ASSETS - (4.7)%	(1,931,014)
NET ASSETS - 100%	$ 41,105,113
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 48,264
Fidelity Securities Lending Cash Central Fund	69,351
Total	$ 117,615
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 43,036,127	$ 42,035,864	$ 1,000,263	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.7%
Bermuda	4.3%
Germany	3.7%
France	1.3%
Others (individually less than 1%)	3.0%
100.0%
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $5,257,797 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $5,105,987 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including securities loaned of $1,726,884) - See accompanying schedule: Unaffiliated issuers (cost $52,532,053)	$ 39,971,036
Fidelity Central Funds (cost $3,065,091)	3,065,091
Total Investments (cost $55,597,144)		$ 43,036,127
Receivable for investments sold		163,096
Receivable for fund shares sold		93,842
Dividends receivable		94,130
Distributions receivable from Fidelity Central Funds		2,443
Prepaid expenses		550
Other receivables		428
Total assets		43,390,616

Liabilities
Payable for investments purchased	$ 483,633
Payable for fund shares redeemed	10,200
Accrued management fee	18,369
Other affiliated payables	4,546
Other payables and accrued expenses	38,105
Collateral on securities loaned, at value	1,730,650
Total liabilities		2,285,503

Net Assets		$ 41,105,113
Net Assets consist of:
Paid in capital		$ 65,535,997
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,869,481)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(12,561,403)
Net Assets		$ 41,105,113

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($23,746,518 ÷ 2,835,508 shares)	$ 8.37

Investor Class: Net Asset Value, offering price and redemption price per share ($17,358,595 ÷ 2,079,739 shares)	$ 8.35

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 1,032,596
Interest		791
Income from Fidelity Central Funds (including $69,351 from security lending)		117,615
Total income		1,151,002

Expenses
Management fee	$ 358,064
Transfer agent fees	73,111
Accounting and security lending fees	25,415
Custodian fees and expenses	16,479
Independent trustees' compensation	310
Audit	44,859
Legal	373
Miscellaneous	6,088
Total expenses before reductions	524,699
Expense reductions	(1,851)	522,848
Net investment income (loss)		628,154
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(11,763,988)
Foreign currency transactions	5,044
Total net realized gain (loss)		(11,758,944)
Change in net unrealized appreciation (depreciation) on: Investment securities	(20,070,834)
Assets and liabilities in foreign currencies	(202)
Total change in net unrealized appreciation (depreciation)		(20,071,036)
Net gain (loss)		(31,829,980)
Net increase (decrease) in net assets resulting from operations		$ (31,201,826)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 628,154	$ 403,759
Net realized gain (loss)	(11,758,944)	9,944,805
Change in net unrealized appreciation (depreciation)	(20,071,036)	(99,969)
Net increase (decrease) in net assets resulting from operations	(31,201,826)	10,248,595
Distributions to shareholders from net investment income	(647,391)	(396,466)
Distributions to shareholders from net realized gain	(1,349,574)	(8,842,045)
Total distributions	(1,996,965)	(9,238,511)
Share transactions - net increase (decrease)	(2,375,514)	11,529,518
Redemption fees	30,102	20,061
Total increase (decrease) in net assets	(35,544,203)	12,559,663

Net Assets
Beginning of period	76,649,316	64,089,653
End of period	$ 41,105,113	$ 76,649,316

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.43	$ 13.90	$ 14.20	$ 13.81	$ 11.16
Income from Investment Operations
Net investment income (loss) C	.12	.10	.14	.08	.08 H
Net realized and unrealized gain (loss)	(5.79)	2.43	2.02	1.70	2.59
Total from investment operations	(5.67)	2.53	2.16	1.78	2.67
Distributions from net investment income	(.14)	(.09)	(.15)	(.10)	(.04)
Distributions from net realized gain	(.26)	(1.91)	(2.33)	(1.30)	-
Total distributions	(.40)	(2.00)	(2.47) I	(1.40)	(.04)
Redemption fees added to paid in capital C	.01	- G	.01	.01	.02
Net asset value, end of period	$ 8.37	$ 14.43	$ 13.90	$ 14.20	$ 13.81
Total Return A, B	(39.84)%	18.21%	15.71%	12.88%	24.10%
Ratios to Average Net Assets D, F
Expenses before reductions	.78%	.78%	.79%	.81%	.95%
Expenses net of fee waivers, if any	.78%	.78%	.79%	.81%	.95%
Expenses net of all reductions	.78%	.78%	.78%	.76%	.90%
Net investment income (loss)	1.02%	.64%	.95%	.53%	.63% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,747	$ 50,586	$ 51,332	$ 50,332	$ 62,299
Portfolio turnover rate E	138%	122%	137%	160%	121%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $0.00 per share and .04%, respectively. The change in estimate has no impact on total net assets or total return of the class. I Total distributions of $2.47 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $2.325 per share.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 14.38	$ 13.86	$ 14.19	$ 14.55
Income from Investment Operations
Net investment income (loss) E	.11	.08	.12	.02
Net realized and unrealized gain (loss)	(5.76)	2.43	2.00	.96
Total from investment operations	(5.65)	2.51	2.12	.98
Distributions from net investment income	(.13)	(.08)	(.14)	(.09)
Distributions from net realized gain	(.26)	(1.91)	(2.33)	(1.25)
Total distributions	(.39)	(1.99)	(2.46) K	(1.34)
Redemption fees added to paid in capital E	.01	- J	.01	- J
Net asset value, end of period	$ 8.35	$ 14.38	$ 13.86	$ 14.19
Total Return B, C, D	(39.84)%	18.12%	15.43%	6.65%
Ratios to Average Net Assets F, I
Expenses before reductions	.88%	.90%	.92%	1.08% A
Expenses net of fee waivers, if any	.88%	.90%	.92%	1.08% A
Expenses net of all reductions	.87%	.90%	.92%	1.03% A
Net investment income (loss)	.92%	.52%	.81%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,359	$ 26,063	$ 12,758	$ 1,936
Portfolio turnover rate G	138%	122%	137%	160%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share. K Total distributions of $2.46 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $2.325 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Industrials Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 953,472
Unrealized depreciation	(15,020,574)
Net unrealized appreciation (depreciation)	(14,067,102)
Capital loss carryforward	(5,257,797)

Cost for federal income tax purposes	$ 57,103,229

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 1,374,085	$ 5,349,354
Long-term Capital Gains	622,880	3,889,157
Total	$ 1,996,965	$ 9,238,511

Trading (Redemption) Fees. Shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $86,576,554 and $89,820,769, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 30,218
Investor Class	42,893
$ 73,111

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,294 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $141 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,851 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $5,236 which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 385,462	$ 272,670
Investor Class	261,929	123,796
Total	$ 647,391	$ 396,466
From net realized gain
Initial Class	$ 885,620	$ 5,872,517
Investor Class	463,954	2,969,528
Total	$ 1,349,574	$ 8,842,045

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	842,161	515,158	$ 10,739,604	$ 8,136,966
Reinvestment of distributions	115,154	425,160	1,271,082	6,145,187
Shares redeemed	(1,628,549)	(1,127,712)	(19,451,472)	(16,771,318)
Net increase (decrease)	(671,234)	(187,394)	$ (7,440,786)	$ (2,489,165)
Investor Class
Shares sold	1,277,670	981,693	$ 16,291,692	$ 15,432,146
Reinvestment of distributions	67,934	214,711	725,883	3,093,324
Shares redeemed	(1,078,868)	(303,783)	(11,952,303)	(4,506,787)
Net increase (decrease)	266,736	892,621	$ 5,065,272	$ 14,018,683

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Industrials Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Industrials Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Industrials Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Initial Class and Investor Class designates 3% and 100% of the dividends distributed in February 2008 and December 2008, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	82,890,712.47	95.991
Withheld	3,461,988.43	4.009
TOTAL	86,352,700.90	100.000
Dennis J. Dirks
Affirmative	82,970,372.75	96.083
Withheld	3,382,328.15	3.917
TOTAL	86,352,700.90	100.000
Edward C. Johnson 3d
Affirmative	82,689,162.78	95.757
Withheld	3,663,538.12	4.243
TOTAL	86,352,700.90	100.000
Alan J. Lacy
Affirmative	83,041,222.35	96.165
Withheld	3,311,478.55	3.835
TOTAL	86,352,700.90	100.000
Ned C. Lautenbach
Affirmative	82,983,853.72	96.099
Withheld	3,368,847.18	3.901
TOTAL	86,352,700.90	100.000
Joseph Mauriello
Affirmative	83,138,122.14	96.277
Withheld	3,214,578.76	3.723
TOTAL	86,352,700.90	100.000
Cornelia M. Small
Affirmative	83,095,438.06	96.228
Withheld	3,257,262.84	3.772
TOTAL	86,352,700.90	100.000
William S. Stavropoulos
Affirmative	82,929,113.95	96.035
Withheld	3,423,586.95	3.965
TOTAL	86,352,700.90	100.000
David M. Thomas
Affirmative	83,095,487.87	96.228
Withheld	3,257,213.03	3.772
TOTAL	86,352,700.90	100.000
Michael E. Wiley
Affirmative	83,048,523.75	96.174
Withheld	3,304,177.15	3.826
TOTAL	86,352,700.90	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	74,393,635.26	86.151
Against	8,745,543.59	10.128
Abstain	3,213,522.05	3.721
TOTAL	86,352,700.90	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Industrials Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, as available, the cumulative total returns of Initial Class and Investor Class of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark").

VIP Industrials Portfolio

The Board stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Industrials Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VCYLIC-ANN-0209
1.817361.103

Fidelity® Variable Insurance Products:

International Capital Appreciation Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 Year	Life of fundA
VIP International Capital Appreciation - Initial Class	-50.69%	-9.03%
VIP International Capital Appreciation - Service Class	-50.64%	-9.09%
VIP International Capital Appreciation - Service Class 2	-50.73%	-9.22%
VIP International Capital Appreciation - Initial Class R	-50.60%	-8.99%
VIP International Capital Appreciation - Service Class R	-50.64%	-9.09%
VIP International Capital Appreciation - Service Class 2R	-50.73%	-9.22%
VIP International Capital Appreciation - Investor Class R B	-50.65%	-9.08%

A From December 22, 2004.

B The initial offering of Investor Class R shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class R. If Investor Class R's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP International Capital Appreciation Portfolio - Initial Class on December 22, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Sammy Simnegar, Portfolio Manager of VIP International Capital Appreciation Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system, and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

The fund underperformed the MSCI All Country World ex USA Index, which fell 45.45% for the year (For specific portfolio results, please refer to the performance section of this report). Many of the fund's stock picks within the volatile financials, energy and materials sectors were big detractors, as were some of its holdings in consumer discretionary and information technology. Three of our five biggest relative detractors were materials stocks, which as a group were hurt by falling commodity prices. Among them were out-of-index positions in two Canadian mining stocks - Mercator Minerals and Consolidated Thompson Iron Mines, both of which were sold by period end - as well as a stake in Vedanta Resources, a London-based mining company with operations in India. Also detracting was a position - since sold - in Gazprom, the big Russian natural gas producer, whose earnings fell as energy prices collapsed. On the plus side, some of the fund's holdings in the more defensively oriented consumer staples and health care sectors did well versus the index, as did some of our Japanese holdings, which also benefited from favorable currency movements. A moderate position in cash helped as well. Among the fund's top contributors were passenger rail operator East Japan Railway, Swiss consumer staples manufacturer Nestle and Rio Tinto, a London-based mining company, which helped the fund mainly because we were underweighted in this hard-hit stock.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	1.10%
Actual		$ 1,000.00	$ 548.40	$ 4.28
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.58
Service Class	1.20%
Actual		$ 1,000.00	$ 548.90	$ 4.67
HypotheticalA		$ 1,000.00	$ 1,019.10	$ 6.09
Service Class 2	1.35%
Actual		$ 1,000.00	$ 548.50	$ 5.25
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.85
Initial Class R	1.10%
Actual		$ 1,000.00	$ 549.40	$ 4.28
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.58
Service Class R	1.20%
Actual		$ 1,000.00	$ 548.90	$ 4.67
HypotheticalA		$ 1,000.00	$ 1,019.10	$ 6.09
Service Class 2R	1.35%
Actual		$ 1,000.00	$ 548.50	$ 5.25
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.85
Investor Class R	1.18%
Actual		$ 1,000.00	$ 549.00	$ 4.59
HypotheticalA		$ 1,000.00	$ 1,019.20	$ 5.99

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2008
Japan	17.0%
United Kingdom	14.7%
United States of America	11.1%
Canada	8.0%
France	7.8%
Germany	6.7%
Switzerland	5.5%
Spain	2.7%
Italy	2.6%
Other	23.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of June 30, 2008
United Kingdom	13.8%
Japan	12.2%
Canada	11.7%
Germany	10.2%
France	5.8%
Italy	4.6%
United States of America	4.5%
Switzerland	3.8%
India	3.0%
Other	30.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.9	97.3
Bonds	1.3	0.0
Short-Term Investments and Net Other Assets	1.8	2.7
Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg.) (Switzerland, Food Products)	2.6	2.4
BHP Billiton PLC (United Kingdom, Metals & Mining)	2.1	0.0
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.0	0.0
Suntech Power Holdings Co. Ltd. sponsored ADR (Cayman Islands, Electrical Equipment)	2.0	0.6
Telefonica SA (Spain, Diversified Telecommunication Services)	1.9	1.8
Siemens AG sponsored ADR (Germany, Industrial Conglomerates)	1.8	0.0
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (Japan, Commercial Banks)	1.8	0.0
UBS AG (NY Shares) (Switzerland, Capital Markets)	1.7	0.0
GDF Suez (France, Multi-Utilities)	1.7	0.0
Allianz AG (Reg.) (Germany, Insurance)	1.6	2.0
	19.2
Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.6	18.3
Industrials	14.1	13.9
Materials	10.7	12.4
Consumer Staples	9.2	8.9
Energy	8.1	12.6
Health Care	6.7	3.1
Consumer Discretionary	5.8	9.5
Telecommunication Services	5.7	5.8
Utilities	4.9	6.5
Information Technology	4.4	6.3

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Australia - 1.0%
CSL Ltd.	9,873	$ 237,482
Belgium - 1.2%
Anheuser-Busch InBev NV	12,700	296,336
Brazil - 2.5%
Companhia Vale do Rio Doce (PN-A) sponsored ADR	29,100	309,915
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	13,600	277,576
TOTAL BRAZIL		587,491
Canada - 8.0%
Absolute Software Corp. (a)	47,400	128,950
Agnico-Eagle Mines Ltd.	5,900	304,383
Canadian Natural Resources Ltd.	6,600	264,445
EnCana Corp.	5,900	276,209
Goldcorp, Inc.	9,300	293,439
Research In Motion Ltd. (a)	5,300	215,074
Suncor Energy, Inc.	13,400	261,238
Teck Cominco Ltd. Class B (sub. vtg.)	33,600	166,246
TOTAL CANADA		1,909,984
Cayman Islands - 2.0%
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	39,900	466,830
Czech Republic - 0.6%
Ceske Energeticke Zavody AS	3,200	130,644
Denmark - 2.1%
Novo Nordisk AS Series B	3,500	181,419
Vestas Wind Systems AS (a)	5,400	319,314
TOTAL DENMARK		500,733
France - 7.8%
Alstom SA	4,700	281,425
AXA SA	14,300	322,497
BNP Paribas SA	7,700	333,945
GDF Suez	7,900	402,232
Saft Groupe SA	6,600	179,696
Societe Generale Series A	6,500	331,330
TOTAL FRANCE		1,851,125
Germany - 6.7%
Adidas-Salomon AG	4,900	192,236
Allianz AG (Reg.)	3,500	379,049
E.ON AG	8,100	332,999
Q-Cells SE (a)(d)	7,200	263,318
Siemens AG sponsored ADR	5,700	431,775
TOTAL GERMANY		1,599,377
Greece - 1.2%
Public Power Corp. of Greece	17,500	282,583

	Shares	Value
Hong Kong - 2.2%
China Mobile (Hong Kong) Ltd. sponsored ADR	5,100	$ 259,335
CNOOC Ltd.	271,000	257,764
TOTAL HONG KONG		517,099
India - 1.5%
Bharti Airtel Ltd. (a)	7,971	117,608
ICICI Bank Ltd. sponsored ADR (d)	12,700	244,475
Rural Electrification Corp. Ltd.	3,032	4,584
TOTAL INDIA		366,667
Ireland - 1.7%
CRH PLC sponsored ADR	10,300	268,109
Dragon Oil PLC (a)	52,401	123,894
TOTAL IRELAND		392,003
Israel - 0.9%
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,900	208,593
Italy - 2.0%
Intesa Sanpaolo SpA	70,300	256,591
UniCredit SpA	82,800	211,521
TOTAL ITALY		468,112
Japan - 17.0%
Canon Marketing Japan, Inc.	13,200	212,384
Canon, Inc. sponsored ADR	6,200	194,680
East Japan Railway Co.	32	264,163
Hisamitsu Pharmaceutical Co., Inc.	4,800	196,051
Honda Motor Co. Ltd. sponsored ADR	9,700	206,998
Japan Retail Fund Investment Corp.	73	315,052
Japan Tobacco, Inc.	60	198,576
Keyence Corp.	600	123,205
Mitsubishi Corp.	18,100	256,158
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	68,621	426,136
Mitsui & Co. Ltd.	26,000	267,069
NGK Insulators Ltd.	10,000	113,224
Nomura Holdings, Inc. sponsored ADR (d)	29,100	242,985
ORIX Corp.	4,040	230,497
SHIMANO, Inc.	3,300	129,803
Sumitomo Mitsui Financial Group, Inc.	66	297,327
Terumo Corp.	5,000	234,034
Tsumura & Co.	4,100	152,058
TOTAL JAPAN		4,060,400
Luxembourg - 1.1%
Evraz Group SA GDR	15,400	132,440
Millicom International Cellular SA	2,800	125,748
TOTAL LUXEMBOURG		258,188
Netherlands - 1.3%
Unilever NV (NY Shares)	13,000	319,150
Common Stocks - continued
	Shares	Value
Norway - 1.0%
Renewable Energy Corp. AS (a)(d)	25,200	$ 242,968
South Africa - 1.2%
MTN Group Ltd.	25,500	295,691
Spain - 2.7%
Grifols SA	10,820	190,485
Telefonica SA	20,300	460,381
TOTAL SPAIN		650,866
Switzerland - 5.5%
Credit Suisse Group sponsored ADR (d)	10,300	291,078
Nestle SA (Reg.)	15,660	618,680
UBS AG (NY Shares)	28,600	408,980
TOTAL SWITZERLAND		1,318,738
Taiwan - 0.7%
HTC Corp.	16,000	159,634
Turkey - 0.4%
Tupras-Turkiye Petrol Rafinerileri AS	9,000	94,645
United Kingdom - 14.7%
BG Group PLC	20,700	290,815
BHP Billiton PLC	25,300	498,063
British Airways PLC	45,600	122,335
British American Tobacco PLC (United Kingdom)	11,400	301,847
HSBC Holdings PLC sponsored ADR (d)	9,700	472,099
Imperial Tobacco Group PLC	9,400	254,846
Informa PLC	34,800	124,974
Man Group PLC	70,250	245,293
Prudential PLC	44,760	275,776
Reckitt Benckiser Group PLC	5,700	216,785
Rio Tinto PLC (Reg.)	9,500	214,317
Standard Chartered PLC (United Kingdom)	21,100	274,043
Vedanta Resources PLC (d)	24,200	220,564
TOTAL UNITED KINGDOM		3,511,757
United States of America - 9.3%
Citigroup, Inc.	26,200	175,802
D.R. Horton, Inc.	21,000	148,470
First Solar, Inc. (a)	1,000	137,960
Goldman Sachs Group, Inc.	3,200	270,048
JPMorgan Chase & Co.	6,500	204,945
MasterCard, Inc. Class A	800	114,344
Medco Health Solutions, Inc. (a)	4,370	183,147
Meritage Homes Corp. (a)	20,196	245,785
Morgan Stanley	17,000	272,680
SL Green Realty Corp.	13,300	344,470
Visa, Inc.	2,200	115,390
TOTAL UNITED STATES OF AMERICA		2,213,041
TOTAL COMMON STOCKS (Cost $28,206,061)		22,940,137
Nonconvertible Preferred Stocks - 0.6%
	Shares	Value
Italy - 0.6%
Fiat SpA (Risp) (Cost $145,291)	30,800	$ 137,952
Nonconvertible Bonds - 1.3%
	Principal Amount
Luxembourg - 1.3%
Evraz Group SA 8.875% 4/24/13 (e)	$ 250,000	126,250
TNK-BP Finance SA 7.5% 3/13/13 (Reg. S)	100,000	63,000
Vimpel Communications 8.375% 4/30/13 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (e)	200,000	124,000
TOTAL NONCONVERTIBLE BONDS (Cost $260,142)		313,250
Money Market Funds - 8.3%
	Shares
Fidelity Cash Central Fund, 1.06% (b)	603,076	603,076
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	1,378,832	1,378,832
TOTAL MONEY MARKET FUNDS (Cost $1,981,908)		1,981,908
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $30,593,402)		25,373,247
NET OTHER ASSETS - (6.5)%		(1,544,705)
NET ASSETS - 100%		$ 23,828,542
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $ 250,250 or 1.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,125
Fidelity Securities Lending Cash Central Fund	46,336
Total	$ 72,461
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 25,373,247	$ 11,776,758	$ 13,034,999	$ 561,490
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ -
Total Realized Gain (Loss)	(63,782)
Total Unrealized Gain (Loss)	(192,143)
Cost of Purchases	1,366,819
Proceeds of Sales	(986,803)
Amortization/Accretion	-
Transfer in/out of Level 3	437,399
Ending Balance	$ 561,490

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $20,462,362 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $6,910,998 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including securities loaned of $1,327,299) - See accompanying schedule: Unaffiliated issuers (cost $28,611,494)	$ 23,391,339
Fidelity Central Funds (cost $1,981,908)	1,981,908
Total Investments (cost $30,593,402)		$ 25,373,247
Receivable for fund shares sold		31,796
Dividends receivable		81,829
Interest receivable		9,205
Distributions receivable from Fidelity Central Funds		7,481
Prepaid expenses		318
Receivable from investment adviser for expense reductions		15,130
Other receivables		53,386
Total assets		25,572,392

Liabilities
Payable for investments purchased	$ 285,238
Payable for fund shares redeemed	2,016
Accrued management fee	13,339
Distribution fees payable	117
Other affiliated payables	3,124
Other payables and accrued expenses	61,184
Collateral on securities loaned, at value	1,378,832
Total liabilities		1,743,850

Net Assets		$ 23,828,542
Net Assets consist of:
Paid in capital		$ 57,883,683
Undistributed net investment income		5,642
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(28,849,419)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,211,364)
Net Assets		$ 23,828,542

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($387,663 ÷ 69,045 shares)	$ 5.61

Service Class: Net Asset Value, offering price and redemption price per share ($134,813 ÷ 24,050 shares)	$ 5.61

Service Class 2: Net Asset Value, offering price and redemption price per share ($301,837 ÷ 53,938 shares)	$ 5.60

Initial Class R: Net Asset Value, offering price and redemption price per share ($8,482,621 ÷ 1,510,582 shares)	$ 5.62

Service Class R: Net Asset Value, offering price and redemption price per share ($134,812 ÷ 24,050 shares)	$ 5.61

Service Class 2R: Net Asset Value, offering price and redemption price per share ($178,644 ÷ 31,927 shares)	$ 5.60

Investor Class R: Net Asset Value, offering price and redemption price per share ($14,208,152 ÷ 2,539,010 shares)	$ 5.60

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 1,239,541
Interest		13,608
Income from Fidelity Central Funds		72,461
		1,325,610
Less foreign taxes withheld		(126,223)
Total income		1,199,387

Expenses
Management fee	$ 332,126
Transfer agent fees	64,485
Distribution fees	2,854
Accounting and security lending fees	24,720
Custodian fees and expenses	206,567
Independent trustees' compensation	234
Audit	59,389
Legal	358
Miscellaneous	5,131
Total expenses before reductions	695,864
Expense reductions	(251,100)	444,764
Net investment income (loss)		754,623
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(24,807,587)
Foreign currency transactions	(105,532)
Total net realized gain (loss)		(24,913,119)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $19,180)	(5,468,641)
Assets and liabilities in foreign currencies	7,688
Total change in net unrealized appreciation (depreciation)		(5,460,953)
Net gain (loss)		(30,374,072)
Net increase (decrease) in net assets resulting from operations		$ (29,619,449)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 754,623	$ 507,872
Net realized gain (loss)	(24,913,119)	5,112,624
Change in net unrealized appreciation (depreciation)	(5,460,953)	(4,352,834)
Net increase (decrease) in net assets resulting from operations	(29,619,449)	1,267,662
Distributions to shareholders from net investment income	-	(488,571)
Distributions to shareholders from net realized gain	(328,342)	(9,900,180)
Total distributions	(328,342)	(10,388,751)
Share transactions - net increase (decrease)	(20,630,488)	38,585,498
Redemption fees	5,532	18,995
Total increase (decrease) in net assets	(50,572,747)	29,483,404

Net Assets
Beginning of period	74,401,289	44,917,885
End of period (including undistributed net investment income of $5,642 and distributions in excess of net investment income of $2,078, respectively)	$ 23,828,542	$ 74,401,289

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 11.44	$ 12.68	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.11 H	.11	.06	- K
Net realized and unrealized gain (loss)	(5.92)	.53	1.54	1.21	.24
Total from investment operations	(5.77)	.64	1.65	1.27	.24
Distributions from net investment income	-	(.09)	(.10)	(.02)	-
Distributions from net realized gain	(.06)	(1.79)	(.34)	(.02)	-
Total distributions	(.06)	(1.88)	(.43) M	(.05) L	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	-
Net asset value, end of period	$ 5.61	$ 11.44	$ 12.68	$ 11.46	$ 10.24
Total Return B,C,D	(50.69)%	5.17%	14.49%	12.37%	2.40%
Ratios to Average Net Assets F, J
Expenses before reductions	1.54%	1.20%	1.80%	3.55%	43.27% A
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10% A
Expenses net of all reductions	.91%	1.07%	1.00%	91%	92% A
Net investment income (loss)	1.65%	.82% H	.95%	.53%	.80% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 388	$ 1,409	$ 1,357	$ 9,367	$ 307
Portfolio turnover rate G	350%	224%	185%	176%	52% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .68%. I For the period December 22, 2004 (commencement of operations) to December 31, 2004. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K Amount represents less than $.01 per share. L Total distributions of $.05 per share is comprised of distributions from net investment income of $.022 and distributions from net realized gain of $.023 per share. M Total distributions of $.43 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.335 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 11.43	$ 12.67	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.14	.10 H	.10	.10	- K
Net realized and unrealized gain (loss)	(5.90)	.53	1.53	1.16	.24
Total from investment operations	(5.76)	.63	1.63	1.26	.24
Distributions from net investment income	-	(.08)	(.08)	(.01)	-
Distributions from net realized gain	(.06)	(1.79)	(.34)	(.02)	-
Total distributions	(.06)	(1.87)	(.42) M	(.04) L	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	-
Net asset value, end of period	$ 5.61	$ 11.43	$ 12.67	$ 11.46	$ 10.24
Total Return B,C,D	(50.64)%	5.06%	14.30%	12.27%	2.40%
Ratios to Average Net Assets F, J
Expenses before reductions	1.51%	1.20%	1.62%	4.35%	43.36% A
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.20% A
Expenses net of all reductions	1.01%	1.16%	1.10%	1.01%	1.01% A
Net investment income (loss)	1.55%	.72% H	.85%	.98%	.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 135	$ 414	$ 394	$ 345	$ 307
Portfolio turnover rate G	350%	224%	185%	176%	52% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .58%. I For the period December 22, 2004 (commencement of operations) to December 31, 2004. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K Amount represents less than $.01 per share. L Total distributions of $.04 per share is comprised of distributions from net investment income of $.012 and distributions from net realized gain of $.023 per share. M Total distributions of $.42 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.335 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 11.43	$ 12.67	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.12	.08 H	.08	.09	- K
Net realized and unrealized gain (loss)	(5.89)	.53	1.53	1.15	.24
Total from investment operations	(5.77)	.61	1.61	1.24	.24
Distributions from net investment income	-	(.06)	(.07)	-	-
Distributions from net realized gain	(.06)	(1.79)	(.34)	(.02)	-
Total distributions	(.06)	(1.85)	(.40) M	(.02) L	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	-
Net asset value, end of period	$ 5.60	$ 11.43	$ 12.67	$ 11.46	$ 10.24
Total Return B, C, D	(50.73)%	4.89%	14.14%	12.12%	2.40%
Ratios to Average Net Assets F, J
Expenses before reductions	1.79%	1.41%	1.77%	4.50%	43.51% A
Expenses net of fee waivers, if any	1.35%	1.35%	1.35%	1.35%	1.35% A
Expenses net of all reductions	1.16%	1.32%	1.25%	1.16%	1.17% A
Net investment income (loss)	1.40%	.57% H	.70%	.83%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 302	$ 550	$ 524	$ 459	$ 410
Portfolio turnover rate G	350%	224%	185%	176%	52% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%. I For the period December 22, 2004 (commencement of operations) to December 31, 2004. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K Amount represents less than $.01 per share. L Total distributions of $.02 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $.020 per share. M Total distributions of $.40 per share is comprised of distributions from net investment income of $.066 and distributions from net realized gain of $.335 per share.

Financial Highlights - Initial Class R

Years ended December 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 11.44	$ 12.68	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.11 H	.11	.11	- K
Net realized and unrealized gain (loss)	(5.91)	.53	1.54	1.16	.24
Total from investment operations	(5.76)	.64	1.65	1.27	.24
Distributions from net investment income	-	(.09)	(.10)	(.02)	-
Distributions from net realized gain	(.06)	(1.79)	(.34)	(.02)	-
Total distributions	(.06)	(1.88)	(.43) M	(.05) L	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	-
Net asset value, end of period	$ 5.62	$ 11.44	$ 12.68	$ 11.46	$ 10.24
Total Return B,C,D	(50.60)%	5.17%	14.50%	12.37%	2.40%
Ratios to Average Net Assets F, J
Expenses before reductions	1.44%	1.11%	1.46%	4.25%	43.27% A
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10% A
Expenses net of all reductions	.91%	1.06%	1.00%	.91%	.92% A
Net investment income (loss)	1.65%	.82% H	.95%	1.08%	.80% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,483	$ 32,345	$ 17,219	$ 345	$ 307
Portfolio turnover rate G	350%	224%	185%	176%	52% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .68%. I For the period December 22, 2004 (commencement of operations) to December 31, 2004. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K Amount represents less than $.01 per share. L Total distributions of $.05 per share is comprised of distributions from net investment income of $.022 and distributions from net realized gain of $.023 per share. M Total distributions of $.43 per share is comprised of distributions from net investment income of $.096 and distributions from net realized gain of $.335 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 11.43	$ 12.67	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.14	.10 H	.10	.10	- K
Net realized and unrealized gain (loss)	(5.90)	.53	1.53	1.16	.24
Total from investment operations	(5.76)	.63	1.63	1.26	.24
Distributions from net investment income	-	(.08)	(.08)	(.01)	-
Distributions from net realized gain	(.06)	(1.79)	(.34)	(.02)	-
Total distributions	(.06)	(1.87)	(.42) M	(.04) L	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	-
Net asset value, end of period	$ 5.61	$ 11.43	$ 12.67	$ 11.46	$ 10.24
Total Return B,C,D	(50.64)%	5.06%	14.30%	12.27%	2.40%
Ratios to Average Net Assets F, J
Expenses before reductions	1.51%	1.20%	1.62%	4.35%	43.36% A
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.20% A
Expenses net of all reductions	1.01%	1.16%	1.10%	1.01%	1.01% A
Net investment income (loss)	1.55%	.72% H	.85%	.98%	.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 135	$ 414	$ 394	$ 345	$ 307
Portfolio turnover rate G	350%	224%	185%	176%	52% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .58%. I For the period December 22, 2004 (commencement of operations) to December 31, 2004. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K Amount represents less than $.01 per share. L Total distributions of $.04 per share is comprised of distributions from net investment income of $.012 and distributions from net realized gain of $.023 per share. M Total distributions of $.42 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.335 per share.

Financial Highlights - Service Class 2R

Years ended December 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 11.43	$ 12.67	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13	.08 H	.08	.09	- K
Net realized and unrealized gain (loss)	(5.90)	.53	1.53	1.15	.24
Total from investment operations	(5.77)	.61	1.61	1.24	.24
Distributions from net investment income	-	(.06)	(.07)	-	-
Distributions from net realized gain	(.06)	(1.79)	(.34)	(.02)	-
Total distributions	(.06)	(1.85)	(.40) M	(.02) L	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	-
Net asset value, end of period	$ 5.60	$ 11.43	$ 12.67	$ 11.46	$ 10.24
Total Return B,C,D	(50.73)%	4.90%	14.14%	12.12%	2.40%
Ratios to Average Net Assets F, J
Expenses before reductions	1.66%	1.35%	1.77%	4.50%	43.51% A
Expenses net of fee waivers, if any	1.35%	1.35%	1.35%	1.35%	1.35% A
Expenses net of all reductions	1.16%	1.31%	1.25%	1.16%	1.17% A
Net investment income (loss)	1.40%	.57% H	.70%	.83%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 179	$ 550	$ 524	$ 459	$ 410
Portfolio turnover rate G	350%	224%	185%	176%	52% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%. I For the period December 22, 2004 (commencement of operations) to December 31, 2004. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K Amount represents less than $.01 per share. L Total distributions of $.02 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $.020 per share. M Total distributions of $.40 per share is comprised of distributions from net investment income of $.066 and distributions from net realized gain of $.335 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 11.41	$ 12.65	$ 11.46	$ 10.32
Income from Investment Operations
Net investment income (loss) E	.14	.09 H	.09	.01
Net realized and unrealized gain (loss)	(5.89)	.54	1.53	1.16
Total from investment operations	(5.75)	.63	1.62	1.17
Distributions from net investment income	-	(.08)	(.10)	(.02)
Distributions from net realized gain	(.06)	(1.79)	(.34)	(.01)
Total distributions	(.06)	(1.87)	(.43) M	(.03) L
Redemption fees added to paid in capital E, K	-	-	-	-
Net asset value, end of period	$ 5.60	$ 11.41	$ 12.65	$ 11.46
Total Return B,C,D	(50.65)%	5.07%	14.23%	11.39%
Ratios to Average Net Assets F, J
Expenses before reductions	1.51%	1.22%	1.61%	2.19% A
Expenses net of fee waivers, if any	1.17%	1.22%	1.25%	1.25% A
Expenses net of all reductions	.97%	1.18%	1.15%	1.06% A
Net investment income (loss)	1.59%	.71% H	.80%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,208	$ 38,719	$ 24,505	$ 9,810
Portfolio turnover rate G	350%	224%	185%	176%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .57%. I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K Amount represents less than $.01 per share. L Total distributions of $.03 per share is comprised of distributions from net investment income of $.022 and distributions from net realized gain of $.013 per share. M Total distributions of $.43 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.335 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP International Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,621,534
Unrealized depreciation	(8,303,330)
Net unrealized appreciation (depreciation)	(6,681,796)
Capital loss carryforward	(20,462,362)

Cost for federal income tax purposes	$ 32,055,043

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 298,493	$ 9,196,187
Long-term Capital Gains	29,849	1,192,564
Total	$ 328,342	$ 10,388,751

Annual Report

3. Significant Accounting Policies - continued

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2 R shares and Investor Class R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $162,229,980 and $178,782,488, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 301
Service Class 2	1,259
Service Class R	301
Service Class 2 R	993
$ 2,854

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 1,994
Service Class	232
Service Class 2	1,276
Initial Class R	15,782
Service Class R	232
Service Class 2R	297
Investor Class R	44,672
$ 64,485

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $427 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $118 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $46,336.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Initial Class	1.10%	$ 3,962
Service Class	1.20%	931
Service Class 2	1.35%	2,215
Initial Class R	1.10%	60,251
Service Class R	1.20%	930
Service Class 2R	1.35%	1,221
Investor Class R	1.25% - 1.18%*	91,211
		$ 160,721

* Expense limitation in effect at period end.

Effective February 1, 2008, the expense limitation changed to 1.18% for Investor Class R.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $90,379 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 98% of the total outstanding shares of the Fund.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ -	$ 9,981
Service Class	-	2,513
Service Class 2	-	2,465
Initial Class R	-	232,391
Service Class R	-	2,513
Service Class 2R	-	2,506
Investor Class R	-	236,202
Total	$ -	$ 488,571
From net realized gain
Initial Class	$ 6,626	$ 188,994
Service Class	1,993	56,040
Service Class 2	2,646	75,317
Initial Class R	134,858	4,287,821
Service Class R	1,993	56,040
Service Class 2R	2,646	74,517
Investor Class R	177,580	5,161,451
Total	$ 328,342	$ 9,900,180

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	30,908	57,013	$ 260,134	$ 797,148
Reinvestment of distributions	672	17,391	6,626	198,975
Shares redeemed	(85,732)	(58,226)	(731,294)	(765,491)
Net increase (decrease)	(54,152)	16,178	$ (464,534)	$ 230,632
Service Class
Reinvestment of distributions	202	5,121	$ 1,993	$ 58,553
Shares redeemed	(12,389)	-	(90,726)	-
Net increase (decrease)	(12,187)	5,121	$ (88,733)	$ 58,553
Service Class 2
Shares sold	29,552	6,394	$ 262,678	$ 84,142
Reinvestment of distributions	269	6,793	2,646	77,782
Shares redeemed	(23,991)	(6,455)	(171,548)	(88,305)
Net increase (decrease)	5,830	6,732	$ 93,776	$ 73,619
Initial Class R
Shares sold	148,524	1,656,294	$ 1,413,988	$ 22,491,075
Reinvestment of distributions	13,677	396,233	134,858	4,520,212
Shares redeemed	(1,478,974)	(583,136)	(13,970,732)	(7,820,250)
Net increase (decrease)	(1,316,773)	1,469,391	$ (12,421,886)	$ 19,191,037
Service Class R
Reinvestment of distributions	202	5,121	$ 1,993	$ 58,553
Shares redeemed	(12,389)	-	(90,726)	-
Net increase (decrease)	(12,187)	5,121	$ (88,733)	$ 58,553
Service Class 2R
Reinvestment of distributions	269	6,735	$ 2,646	$ 77,024
Shares redeemed	(16,453)	-	(120,308)	-
Net increase (decrease)	(16,184)	6,735	$ (117,662)	$ 77,024
Investor Class R
Shares sold	176,104	1,585,891	$ 1,598,648	$ 21,572,358
Reinvestment of distributions	18,065	473,946	177,580	5,397,653
Shares redeemed	(1,048,997)	(602,827)	(9,318,944)	(8,073,931)
Net increase (decrease)	(854,828)	1,457,010	$ (7,542,716)	$ 18,896,080

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP International Capital Appreciation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP International Capital Appreciation Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP International Capital Appreciation Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees.To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	82,890,712.47	95.991
Withheld	3,461,988.43	4.009
TOTAL	86,352,700.90	100.000
Dennis J. Dirks
Affirmative	82,970,372.75	96.083
Withheld	3,382,328.15	3.917
TOTAL	86,352,700.90	100.000
Edward C. Johnson 3d
Affirmative	82,689,162.78	95.757
Withheld	3,663,538.12	4.243
TOTAL	86,352,700.90	100.000
Alan J. Lacy
Affirmative	83,041,222.35	96.165
Withheld	3,311,478.55	3.835
TOTAL	86,352,700.90	100.000
Ned C. Lautenbach
Affirmative	82,983,853.72	96.099
Withheld	3,368,847.18	3.901
TOTAL	86,352,700.90	100.000
Joseph Mauriello
Affirmative	83,138,122.14	96.277
Withheld	3,214,578.76	3.723
TOTAL	86,352,700.90	100.000
Cornelia M. Small
Affirmative	83,095,438.06	96.228
Withheld	3,257,262.84	3.772
TOTAL	86,352,700.90	100.000
William S. Stavropoulos
Affirmative	82,929,113.95	96.035
Withheld	3,423,586.95	3.965
TOTAL	86,352,700.90	100.000
David M. Thomas
Affirmative	83,095,487.87	96.228
Withheld	3,257,213.03	3.772
TOTAL	86,352,700.90	100.000
Michael E. Wiley
Affirmative	83,048,523.75	96.174
Withheld	3,304,177.15	3.826
TOTAL	86,352,700.90	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	74,393,635.26	86.151
Against	8,745,543.59	10.128
Abstain	3,213,522.05	3.721
TOTAL	86,352,700.90	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP International Capital Appreciation Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, for the one- and three-year periods ended December 31, 2007, the cumulative total returns of Initial Class R and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class R and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP International Capital Appreciation Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class R of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that may be taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP International Capital Appreciation Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class and Initial Class R ranked below its competitive median for 2007, and the total expenses of each of Investor Class R, Service Class, Service Class 2, Service Class R, and Service Class 2 R ranked above its competitive median for 2007. The Board considered that the total expenses of Investor Class R were above the median primarily due to its higher transfer agent fee. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Investments Japan Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCAP-ANN-0209
1.811843.104

Fidelity® Variable Insurance Products:

International Capital Appreciation Portfolio - Class R

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of fundA
VIP International Capital Appreciation - Initial Class	-50.69%	-9.03%
VIP International Capital Appreciation - Service Class	-50.64%	-9.09%
VIP International Capital Appreciation - Service Class 2	-50.73%	-9.22%
VIP International Capital Appreciation - Initial Class R	-50.60%	-8.99%
VIP International Capital Appreciation - Service Class R	-50.64%	-9.09%
VIP International Capital Appreciation - Service Class 2R	-50.73%	-9.22%
VIP International Capital Appreciation - Investor Class R B	-50.65%	-9.08%

A From December 22, 2004.

B The initial offering of Investor Class R shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class R. If Investor Class R's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP International Capital Appreciation Portfolio - Initial Class R on December 22, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Sammy Simnegar, Portfolio Manager of VIP International Capital Appreciation Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system, and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

The fund underperformed the MSCI All Country World ex USA Index, which fell 45.45% for the year (For specific portfolio results, please refer to the performance section of this report). Many of the fund's stock picks within the volatile financials, energy and materials sectors were big detractors, as were some of its holdings in consumer discretionary and information technology. Three of our five biggest relative detractors were materials stocks, which as a group were hurt by falling commodity prices. Among them were out-of-index positions in two Canadian mining stocks - Mercator Minerals and Consolidated Thompson Iron Mines, both of which were sold by period end - as well as a stake in Vedanta Resources, a London-based mining company with operations in India. Also detracting was a position - since sold - in Gazprom, the big Russian natural gas producer, whose earnings fell as energy prices collapsed. On the plus side, some of the fund's holdings in the more defensively oriented consumer staples and health care sectors did well versus the index, as did some of our Japanese holdings, which also benefited from favorable currency movements. A moderate position in cash helped as well. Among the fund's top contributors were passenger rail operator East Japan Railway, Swiss consumer staples manufacturer Nestle and Rio Tinto, a London-based mining company, which helped the fund mainly because we were underweighted in this hard-hit stock.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	1.10%
Actual		$ 1,000.00	$ 548.40	$ 4.28
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.58
Service Class	1.20%
Actual		$ 1,000.00	$ 548.90	$ 4.67
HypotheticalA		$ 1,000.00	$ 1,019.10	$ 6.09
Service Class 2	1.35%
Actual		$ 1,000.00	$ 548.50	$ 5.25
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.85
Initial Class R	1.10%
Actual		$ 1,000.00	$ 549.40	$ 4.28
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.58
Service Class R	1.20%
Actual		$ 1,000.00	$ 548.90	$ 4.67
HypotheticalA		$ 1,000.00	$ 1,019.10	$ 6.09
Service Class 2R	1.35%
Actual		$ 1,000.00	$ 548.50	$ 5.25
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.85
Investor Class R	1.18%
Actual		$ 1,000.00	$ 549.00	$ 4.59
HypotheticalA		$ 1,000.00	$ 1,019.20	$ 5.99

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2008
Japan	17.0%
United Kingdom	14.7%
United States of America	11.1%
Canada	8.0%
France	7.8%
Germany	6.7%
Switzerland	5.5%
Spain	2.7%
Italy	2.6%
Other	23.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of June 30, 2008
United Kingdom	13.8%
Japan	12.2%
Canada	11.7%
Germany	10.2%
France	5.8%
Italy	4.6%
United States of America	4.5%
Switzerland	3.8%
India	3.0%
Other	30.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.9	97.3
Bonds	1.3	0.0
Short-Term Investments and Net Other Assets	1.8	2.7
Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg.) (Switzerland, Food Products)	2.6	2.4
BHP Billiton PLC (United Kingdom, Metals & Mining)	2.1	0.0
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.0	0.0
Suntech Power Holdings Co. Ltd. sponsored ADR (Cayman Islands, Electrical Equipment)	2.0	0.6
Telefonica SA (Spain, Diversified Telecommunication Services)	1.9	1.8
Siemens AG sponsored ADR (Germany, Industrial Conglomerates)	1.8	0.0
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (Japan, Commercial Banks)	1.8	0.0
UBS AG (NY Shares) (Switzerland, Capital Markets)	1.7	0.0
GDF Suez (France, Multi-Utilities)	1.7	0.0
Allianz AG (Reg.) (Germany, Insurance)	1.6	2.0
	19.2
Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.6	18.3
Industrials	14.1	13.9
Materials	10.7	12.4
Consumer Staples	9.2	8.9
Energy	8.1	12.6
Health Care	6.7	3.1
Consumer Discretionary	5.8	9.5
Telecommunication Services	5.7	5.8
Utilities	4.9	6.5
Information Technology	4.4	6.3

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Australia - 1.0%
CSL Ltd.	9,873	$ 237,482
Belgium - 1.2%
Anheuser-Busch InBev NV	12,700	296,336
Brazil - 2.5%
Companhia Vale do Rio Doce (PN-A) sponsored ADR	29,100	309,915
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	13,600	277,576
TOTAL BRAZIL		587,491
Canada - 8.0%
Absolute Software Corp. (a)	47,400	128,950
Agnico-Eagle Mines Ltd.	5,900	304,383
Canadian Natural Resources Ltd.	6,600	264,445
EnCana Corp.	5,900	276,209
Goldcorp, Inc.	9,300	293,439
Research In Motion Ltd. (a)	5,300	215,074
Suncor Energy, Inc.	13,400	261,238
Teck Cominco Ltd. Class B (sub. vtg.)	33,600	166,246
TOTAL CANADA		1,909,984
Cayman Islands - 2.0%
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	39,900	466,830
Czech Republic - 0.6%
Ceske Energeticke Zavody AS	3,200	130,644
Denmark - 2.1%
Novo Nordisk AS Series B	3,500	181,419
Vestas Wind Systems AS (a)	5,400	319,314
TOTAL DENMARK		500,733
France - 7.8%
Alstom SA	4,700	281,425
AXA SA	14,300	322,497
BNP Paribas SA	7,700	333,945
GDF Suez	7,900	402,232
Saft Groupe SA	6,600	179,696
Societe Generale Series A	6,500	331,330
TOTAL FRANCE		1,851,125
Germany - 6.7%
Adidas-Salomon AG	4,900	192,236
Allianz AG (Reg.)	3,500	379,049
E.ON AG	8,100	332,999
Q-Cells SE (a)(d)	7,200	263,318
Siemens AG sponsored ADR	5,700	431,775
TOTAL GERMANY		1,599,377
Greece - 1.2%
Public Power Corp. of Greece	17,500	282,583

	Shares	Value
Hong Kong - 2.2%
China Mobile (Hong Kong) Ltd. sponsored ADR	5,100	$ 259,335
CNOOC Ltd.	271,000	257,764
TOTAL HONG KONG		517,099
India - 1.5%
Bharti Airtel Ltd. (a)	7,971	117,608
ICICI Bank Ltd. sponsored ADR (d)	12,700	244,475
Rural Electrification Corp. Ltd.	3,032	4,584
TOTAL INDIA		366,667
Ireland - 1.7%
CRH PLC sponsored ADR	10,300	268,109
Dragon Oil PLC (a)	52,401	123,894
TOTAL IRELAND		392,003
Israel - 0.9%
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,900	208,593
Italy - 2.0%
Intesa Sanpaolo SpA	70,300	256,591
UniCredit SpA	82,800	211,521
TOTAL ITALY		468,112
Japan - 17.0%
Canon Marketing Japan, Inc.	13,200	212,384
Canon, Inc. sponsored ADR	6,200	194,680
East Japan Railway Co.	32	264,163
Hisamitsu Pharmaceutical Co., Inc.	4,800	196,051
Honda Motor Co. Ltd. sponsored ADR	9,700	206,998
Japan Retail Fund Investment Corp.	73	315,052
Japan Tobacco, Inc.	60	198,576
Keyence Corp.	600	123,205
Mitsubishi Corp.	18,100	256,158
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	68,621	426,136
Mitsui & Co. Ltd.	26,000	267,069
NGK Insulators Ltd.	10,000	113,224
Nomura Holdings, Inc. sponsored ADR (d)	29,100	242,985
ORIX Corp.	4,040	230,497
SHIMANO, Inc.	3,300	129,803
Sumitomo Mitsui Financial Group, Inc.	66	297,327
Terumo Corp.	5,000	234,034
Tsumura & Co.	4,100	152,058
TOTAL JAPAN		4,060,400
Luxembourg - 1.1%
Evraz Group SA GDR	15,400	132,440
Millicom International Cellular SA	2,800	125,748
TOTAL LUXEMBOURG		258,188
Netherlands - 1.3%
Unilever NV (NY Shares)	13,000	319,150
Common Stocks - continued
	Shares	Value
Norway - 1.0%
Renewable Energy Corp. AS (a)(d)	25,200	$ 242,968
South Africa - 1.2%
MTN Group Ltd.	25,500	295,691
Spain - 2.7%
Grifols SA	10,820	190,485
Telefonica SA	20,300	460,381
TOTAL SPAIN		650,866
Switzerland - 5.5%
Credit Suisse Group sponsored ADR (d)	10,300	291,078
Nestle SA (Reg.)	15,660	618,680
UBS AG (NY Shares)	28,600	408,980
TOTAL SWITZERLAND		1,318,738
Taiwan - 0.7%
HTC Corp.	16,000	159,634
Turkey - 0.4%
Tupras-Turkiye Petrol Rafinerileri AS	9,000	94,645
United Kingdom - 14.7%
BG Group PLC	20,700	290,815
BHP Billiton PLC	25,300	498,063
British Airways PLC	45,600	122,335
British American Tobacco PLC (United Kingdom)	11,400	301,847
HSBC Holdings PLC sponsored ADR (d)	9,700	472,099
Imperial Tobacco Group PLC	9,400	254,846
Informa PLC	34,800	124,974
Man Group PLC	70,250	245,293
Prudential PLC	44,760	275,776
Reckitt Benckiser Group PLC	5,700	216,785
Rio Tinto PLC (Reg.)	9,500	214,317
Standard Chartered PLC (United Kingdom)	21,100	274,043
Vedanta Resources PLC (d)	24,200	220,564
TOTAL UNITED KINGDOM		3,511,757
United States of America - 9.3%
Citigroup, Inc.	26,200	175,802
D.R. Horton, Inc.	21,000	148,470
First Solar, Inc. (a)	1,000	137,960
Goldman Sachs Group, Inc.	3,200	270,048
JPMorgan Chase & Co.	6,500	204,945
MasterCard, Inc. Class A	800	114,344
Medco Health Solutions, Inc. (a)	4,370	183,147
Meritage Homes Corp. (a)	20,196	245,785
Morgan Stanley	17,000	272,680
SL Green Realty Corp.	13,300	344,470
Visa, Inc.	2,200	115,390
TOTAL UNITED STATES OF AMERICA		2,213,041
TOTAL COMMON STOCKS (Cost $28,206,061)		22,940,137
Nonconvertible Preferred Stocks - 0.6%
	Shares	Value
Italy - 0.6%
Fiat SpA (Risp) (Cost $145,291)	30,800	$ 137,952
Nonconvertible Bonds - 1.3%
	Principal Amount
Luxembourg - 1.3%
Evraz Group SA 8.875% 4/24/13 (e)	$ 250,000	126,250
TNK-BP Finance SA 7.5% 3/13/13 (Reg. S)	100,000	63,000
Vimpel Communications 8.375% 4/30/13 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (e)	200,000	124,000
TOTAL NONCONVERTIBLE BONDS (Cost $260,142)		313,250
Money Market Funds - 8.3%
	Shares
Fidelity Cash Central Fund, 1.06% (b)	603,076	603,076
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	1,378,832	1,378,832
TOTAL MONEY MARKET FUNDS (Cost $1,981,908)		1,981,908
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $30,593,402)		25,373,247
NET OTHER ASSETS - (6.5)%		(1,544,705)
NET ASSETS - 100%		$ 23,828,542
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $ 250,250 or 1.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,125
Fidelity Securities Lending Cash Central Fund	46,336
Total	$ 72,461
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 25,373,247	$ 11,776,758	$ 13,034,999	$ 561,490
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ -
Total Realized Gain (Loss)	(63,782)
Total Unrealized Gain (Loss)	(192,143)
Cost of Purchases	1,366,819
Proceeds of Sales	(986,803)
Amortization/Accretion	-
Transfer in/out of Level 3	437,399
Ending Balance	$ 561,490

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $20,462,362 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $6,910,998 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including securities loaned of $1,327,299) - See accompanying schedule: Unaffiliated issuers (cost $28,611,494)	$ 23,391,339
Fidelity Central Funds (cost $1,981,908)	1,981,908
Total Investments (cost $30,593,402)		$ 25,373,247
Receivable for fund shares sold		31,796
Dividends receivable		81,829
Interest receivable		9,205
Distributions receivable from Fidelity Central Funds		7,481
Prepaid expenses		318
Receivable from investment adviser for expense reductions		15,130
Other receivables		53,386
Total assets		25,572,392

Liabilities
Payable for investments purchased	$ 285,238
Payable for fund shares redeemed	2,016
Accrued management fee	13,339
Distribution fees payable	117
Other affiliated payables	3,124
Other payables and accrued expenses	61,184
Collateral on securities loaned, at value	1,378,832
Total liabilities		1,743,850

Net Assets		$ 23,828,542
Net Assets consist of:
Paid in capital		$ 57,883,683
Undistributed net investment income		5,642
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(28,849,419)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,211,364)
Net Assets		$ 23,828,542

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($387,663 ÷ 69,045 shares)	$ 5.61

Service Class: Net Asset Value, offering price and redemption price per share ($134,813 ÷ 24,050 shares)	$ 5.61

Service Class 2: Net Asset Value, offering price and redemption price per share ($301,837 ÷ 53,938 shares)	$ 5.60

Initial Class R: Net Asset Value, offering price and redemption price per share ($8,482,621 ÷ 1,510,582 shares)	$ 5.62

Service Class R: Net Asset Value, offering price and redemption price per share ($134,812 ÷ 24,050 shares)	$ 5.61

Service Class 2R: Net Asset Value, offering price and redemption price per share ($178,644 ÷ 31,927 shares)	$ 5.60

Investor Class R: Net Asset Value, offering price and redemption price per share ($14,208,152 ÷ 2,539,010 shares)	$ 5.60

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 1,239,541
Interest		13,608
Income from Fidelity Central Funds		72,461
		1,325,610
Less foreign taxes withheld		(126,223)
Total income		1,199,387

Expenses
Management fee	$ 332,126
Transfer agent fees	64,485
Distribution fees	2,854
Accounting and security lending fees	24,720
Custodian fees and expenses	206,567
Independent trustees' compensation	234
Audit	59,389
Legal	358
Miscellaneous	5,131
Total expenses before reductions	695,864
Expense reductions	(251,100)	444,764
Net investment income (loss)		754,623
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(24,807,587)
Foreign currency transactions	(105,532)
Total net realized gain (loss)		(24,913,119)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $19,180)	(5,468,641)
Assets and liabilities in foreign currencies	7,688
Total change in net unrealized appreciation (depreciation)		(5,460,953)
Net gain (loss)		(30,374,072)
Net increase (decrease) in net assets resulting from operations		$ (29,619,449)
Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 754,623	$ 507,872
Net realized gain (loss)	(24,913,119)	5,112,624
Change in net unrealized appreciation (depreciation)	(5,460,953)	(4,352,834)
Net increase (decrease) in net assets resulting from operations	(29,619,449)	1,267,662
Distributions to shareholders from net investment income	-	(488,571)
Distributions to shareholders from net realized gain	(328,342)	(9,900,180)
Total distributions	(328,342)	(10,388,751)
Share transactions - net increase (decrease)	(20,630,488)	38,585,498
Redemption fees	5,532	18,995
Total increase (decrease) in net assets	(50,572,747)	29,483,404

Net Assets
Beginning of period	74,401,289	44,917,885
End of period (including undistributed net investment income of $5,642 and distributions in excess of net investment income of $2,078, respectively)	$ 23,828,542	$ 74,401,289

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 11.44	$ 12.68	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.11 H	.11	.06	- K
Net realized and unrealized gain (loss)	(5.92)	.53	1.54	1.21	.24
Total from investment operations	(5.77)	.64	1.65	1.27	.24
Distributions from net investment income	-	(.09)	(.10)	(.02)	-
Distributions from net realized gain	(.06)	(1.79)	(.34)	(.02)	-
Total distributions	(.06)	(1.88)	(.43) M	(.05) L	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	-
Net asset value, end of period	$ 5.61	$ 11.44	$ 12.68	$ 11.46	$ 10.24
Total Return B,C,D	(50.69)%	5.17%	14.49%	12.37%	2.40%
Ratios to Average Net Assets F, J
Expenses before reductions	1.54%	1.20%	1.80%	3.55%	43.27% A
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10% A
Expenses net of all reductions	.91%	1.07%	1.00%	91%	92% A
Net investment income (loss)	1.65%	.82% H	.95%	.53%	.80% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 388	$ 1,409	$ 1,357	$ 9,367	$ 307
Portfolio turnover rate G	350%	224%	185%	176%	52% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .68%. I For the period December 22, 2004 (commencement of operations) to December 31, 2004. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K Amount represents less than $.01 per share. L Total distributions of $.05 per share is comprised of distributions from net investment income of $.022 and distributions from net realized gain of $.023 per share. M Total distributions of $.43 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.335 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 11.43	$ 12.67	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.14	.10 H	.10	.10	- K
Net realized and unrealized gain (loss)	(5.90)	.53	1.53	1.16	.24
Total from investment operations	(5.76)	.63	1.63	1.26	.24
Distributions from net investment income	-	(.08)	(.08)	(.01)	-
Distributions from net realized gain	(.06)	(1.79)	(.34)	(.02)	-
Total distributions	(.06)	(1.87)	(.42) M	(.04) L	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	-
Net asset value, end of period	$ 5.61	$ 11.43	$ 12.67	$ 11.46	$ 10.24
Total Return B,C,D	(50.64)%	5.06%	14.30%	12.27%	2.40%
Ratios to Average Net Assets F, J
Expenses before reductions	1.51%	1.20%	1.62%	4.35%	43.36% A
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.20% A
Expenses net of all reductions	1.01%	1.16%	1.10%	1.01%	1.01% A
Net investment income (loss)	1.55%	.72% H	.85%	.98%	.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 135	$ 414	$ 394	$ 345	$ 307
Portfolio turnover rate G	350%	224%	185%	176%	52% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .58%. I For the period December 22, 2004 (commencement of operations) to December 31, 2004. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K Amount represents less than $.01 per share. L Total distributions of $.04 per share is comprised of distributions from net investment income of $.012 and distributions from net realized gain of $.023 per share. M Total distributions of $.42 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.335 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 11.43	$ 12.67	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.12	.08 H	.08	.09	- K
Net realized and unrealized gain (loss)	(5.89)	.53	1.53	1.15	.24
Total from investment operations	(5.77)	.61	1.61	1.24	.24
Distributions from net investment income	-	(.06)	(.07)	-	-
Distributions from net realized gain	(.06)	(1.79)	(.34)	(.02)	-
Total distributions	(.06)	(1.85)	(.40) M	(.02) L	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	-
Net asset value, end of period	$ 5.60	$ 11.43	$ 12.67	$ 11.46	$ 10.24
Total Return B, C, D	(50.73)%	4.89%	14.14%	12.12%	2.40%
Ratios to Average Net Assets F, J
Expenses before reductions	1.79%	1.41%	1.77%	4.50%	43.51% A
Expenses net of fee waivers, if any	1.35%	1.35%	1.35%	1.35%	1.35% A
Expenses net of all reductions	1.16%	1.32%	1.25%	1.16%	1.17% A
Net investment income (loss)	1.40%	.57% H	.70%	.83%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 302	$ 550	$ 524	$ 459	$ 410
Portfolio turnover rate G	350%	224%	185%	176%	52% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%. I For the period December 22, 2004 (commencement of operations) to December 31, 2004. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K Amount represents less than $.01 per share. L Total distributions of $.02 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $.020 per share. M Total distributions of $.40 per share is comprised of distributions from net investment income of $.066 and distributions from net realized gain of $.335 per share.

Financial Highlights - Initial Class R

Years ended December 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 11.44	$ 12.68	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.11 H	.11	.11	- K
Net realized and unrealized gain (loss)	(5.91)	.53	1.54	1.16	.24
Total from investment operations	(5.76)	.64	1.65	1.27	.24
Distributions from net investment income	-	(.09)	(.10)	(.02)	-
Distributions from net realized gain	(.06)	(1.79)	(.34)	(.02)	-
Total distributions	(.06)	(1.88)	(.43) M	(.05) L	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	-
Net asset value, end of period	$ 5.62	$ 11.44	$ 12.68	$ 11.46	$ 10.24
Total Return B,C,D	(50.60)%	5.17%	14.50%	12.37%	2.40%
Ratios to Average Net Assets F, J
Expenses before reductions	1.44%	1.11%	1.46%	4.25%	43.27% A
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10% A
Expenses net of all reductions	.91%	1.06%	1.00%	.91%	.92% A
Net investment income (loss)	1.65%	.82% H	.95%	1.08%	.80% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,483	$ 32,345	$ 17,219	$ 345	$ 307
Portfolio turnover rate G	350%	224%	185%	176%	52% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .68%. I For the period December 22, 2004 (commencement of operations) to December 31, 2004. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K Amount represents less than $.01 per share. L Total distributions of $.05 per share is comprised of distributions from net investment income of $.022 and distributions from net realized gain of $.023 per share. M Total distributions of $.43 per share is comprised of distributions from net investment income of $.096 and distributions from net realized gain of $.335 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 11.43	$ 12.67	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.14	.10 H	.10	.10	- K
Net realized and unrealized gain (loss)	(5.90)	.53	1.53	1.16	.24
Total from investment operations	(5.76)	.63	1.63	1.26	.24
Distributions from net investment income	-	(.08)	(.08)	(.01)	-
Distributions from net realized gain	(.06)	(1.79)	(.34)	(.02)	-
Total distributions	(.06)	(1.87)	(.42) M	(.04) L	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	-
Net asset value, end of period	$ 5.61	$ 11.43	$ 12.67	$ 11.46	$ 10.24
Total Return B,C,D	(50.64)%	5.06%	14.30%	12.27%	2.40%
Ratios to Average Net Assets F, J
Expenses before reductions	1.51%	1.20%	1.62%	4.35%	43.36% A
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.20% A
Expenses net of all reductions	1.01%	1.16%	1.10%	1.01%	1.01% A
Net investment income (loss)	1.55%	.72% H	.85%	.98%	.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 135	$ 414	$ 394	$ 345	$ 307
Portfolio turnover rate G	350%	224%	185%	176%	52% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .58%. I For the period December 22, 2004 (commencement of operations) to December 31, 2004. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K Amount represents less than $.01 per share. L Total distributions of $.04 per share is comprised of distributions from net investment income of $.012 and distributions from net realized gain of $.023 per share. M Total distributions of $.42 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.335 per share.

Financial Highlights - Service Class 2R

Years ended December 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 11.43	$ 12.67	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13	.08 H	.08	.09	- K
Net realized and unrealized gain (loss)	(5.90)	.53	1.53	1.15	.24
Total from investment operations	(5.77)	.61	1.61	1.24	.24
Distributions from net investment income	-	(.06)	(.07)	-	-
Distributions from net realized gain	(.06)	(1.79)	(.34)	(.02)	-
Total distributions	(.06)	(1.85)	(.40) M	(.02) L	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	-
Net asset value, end of period	$ 5.60	$ 11.43	$ 12.67	$ 11.46	$ 10.24
Total Return B,C,D	(50.73)%	4.90%	14.14%	12.12%	2.40%
Ratios to Average Net Assets F, J
Expenses before reductions	1.66%	1.35%	1.77%	4.50%	43.51% A
Expenses net of fee waivers, if any	1.35%	1.35%	1.35%	1.35%	1.35% A
Expenses net of all reductions	1.16%	1.31%	1.25%	1.16%	1.17% A
Net investment income (loss)	1.40%	.57% H	.70%	.83%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 179	$ 550	$ 524	$ 459	$ 410
Portfolio turnover rate G	350%	224%	185%	176%	52% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%. I For the period December 22, 2004 (commencement of operations) to December 31, 2004. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K Amount represents less than $.01 per share. L Total distributions of $.02 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $.020 per share. M Total distributions of $.40 per share is comprised of distributions from net investment income of $.066 and distributions from net realized gain of $.335 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 11.41	$ 12.65	$ 11.46	$ 10.32
Income from Investment Operations
Net investment income (loss) E	.14	.09 H	.09	.01
Net realized and unrealized gain (loss)	(5.89)	.54	1.53	1.16
Total from investment operations	(5.75)	.63	1.62	1.17
Distributions from net investment income	-	(.08)	(.10)	(.02)
Distributions from net realized gain	(.06)	(1.79)	(.34)	(.01)
Total distributions	(.06)	(1.87)	(.43) M	(.03) L
Redemption fees added to paid in capital E, K	-	-	-	-
Net asset value, end of period	$ 5.60	$ 11.41	$ 12.65	$ 11.46
Total Return B,C,D	(50.65)%	5.07%	14.23%	11.39%
Ratios to Average Net Assets F, J
Expenses before reductions	1.51%	1.22%	1.61%	2.19% A
Expenses net of fee waivers, if any	1.17%	1.22%	1.25%	1.25% A
Expenses net of all reductions	.97%	1.18%	1.15%	1.06% A
Net investment income (loss)	1.59%	.71% H	.80%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,208	$ 38,719	$ 24,505	$ 9,810
Portfolio turnover rate G	350%	224%	185%	176%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .57%. I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K Amount represents less than $.01 per share. L Total distributions of $.03 per share is comprised of distributions from net investment income of $.022 and distributions from net realized gain of $.013 per share. M Total distributions of $.43 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.335 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP International Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,621,534
Unrealized depreciation	(8,303,330)
Net unrealized appreciation (depreciation)	(6,681,796)
Capital loss carryforward	(20,462,362)

Cost for federal income tax purposes	$ 32,055,043

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 298,493	$ 9,196,187
Long-term Capital Gains	29,849	1,192,564
Total	$ 328,342	$ 10,388,751

Annual Report

3. Significant Accounting Policies - continued

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2 R shares and Investor Class R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $162,229,980 and $178,782,488, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 301
Service Class 2	1,259
Service Class R	301
Service Class 2 R	993
$ 2,854

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 1,994
Service Class	232
Service Class 2	1,276
Initial Class R	15,782
Service Class R	232
Service Class 2R	297
Investor Class R	44,672
$ 64,485

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $427 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $118 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $46,336.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Initial Class	1.10%	$ 3,962
Service Class	1.20%	931
Service Class 2	1.35%	2,215
Initial Class R	1.10%	60,251
Service Class R	1.20%	930
Service Class 2R	1.35%	1,221
Investor Class R	1.25% - 1.18%*	91,211
		$ 160,721

* Expense limitation in effect at period end.

Effective February 1, 2008, the expense limitation changed to 1.18% for Investor Class R.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $90,379 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 98% of the total outstanding shares of the Fund.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ -	$ 9,981
Service Class	-	2,513
Service Class 2	-	2,465
Initial Class R	-	232,391
Service Class R	-	2,513
Service Class 2R	-	2,506
Investor Class R	-	236,202
Total	$ -	$ 488,571
From net realized gain
Initial Class	$ 6,626	$ 188,994
Service Class	1,993	56,040
Service Class 2	2,646	75,317
Initial Class R	134,858	4,287,821
Service Class R	1,993	56,040
Service Class 2R	2,646	74,517
Investor Class R	177,580	5,161,451
Total	$ 328,342	$ 9,900,180

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	30,908	57,013	$ 260,134	$ 797,148
Reinvestment of distributions	672	17,391	6,626	198,975
Shares redeemed	(85,732)	(58,226)	(731,294)	(765,491)
Net increase (decrease)	(54,152)	16,178	$ (464,534)	$ 230,632
Service Class
Reinvestment of distributions	202	5,121	$ 1,993	$ 58,553
Shares redeemed	(12,389)	-	(90,726)	-
Net increase (decrease)	(12,187)	5,121	$ (88,733)	$ 58,553
Service Class 2
Shares sold	29,552	6,394	$ 262,678	$ 84,142
Reinvestment of distributions	269	6,793	2,646	77,782
Shares redeemed	(23,991)	(6,455)	(171,548)	(88,305)
Net increase (decrease)	5,830	6,732	$ 93,776	$ 73,619
Initial Class R
Shares sold	148,524	1,656,294	$ 1,413,988	$ 22,491,075
Reinvestment of distributions	13,677	396,233	134,858	4,520,212
Shares redeemed	(1,478,974)	(583,136)	(13,970,732)	(7,820,250)
Net increase (decrease)	(1,316,773)	1,469,391	$ (12,421,886)	$ 19,191,037
Service Class R
Reinvestment of distributions	202	5,121	$ 1,993	$ 58,553
Shares redeemed	(12,389)	-	(90,726)	-
Net increase (decrease)	(12,187)	5,121	$ (88,733)	$ 58,553
Service Class 2R
Reinvestment of distributions	269	6,735	$ 2,646	$ 77,024
Shares redeemed	(16,453)	-	(120,308)	-
Net increase (decrease)	(16,184)	6,735	$ (117,662)	$ 77,024
Investor Class R
Shares sold	176,104	1,585,891	$ 1,598,648	$ 21,572,358
Reinvestment of distributions	18,065	473,946	177,580	5,397,653
Shares redeemed	(1,048,997)	(602,827)	(9,318,944)	(8,073,931)
Net increase (decrease)	(854,828)	1,457,010	$ (7,542,716)	$ 18,896,080

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP International Capital Appreciation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP International Capital Appreciation Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP International Capital Appreciation Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees.To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	82,890,712.47	95.991
Withheld	3,461,988.43	4.009
TOTAL	86,352,700.90	100.000
Dennis J. Dirks
Affirmative	82,970,372.75	96.083
Withheld	3,382,328.15	3.917
TOTAL	86,352,700.90	100.000
Edward C. Johnson 3d
Affirmative	82,689,162.78	95.757
Withheld	3,663,538.12	4.243
TOTAL	86,352,700.90	100.000
Alan J. Lacy
Affirmative	83,041,222.35	96.165
Withheld	3,311,478.55	3.835
TOTAL	86,352,700.90	100.000
Ned C. Lautenbach
Affirmative	82,983,853.72	96.099
Withheld	3,368,847.18	3.901
TOTAL	86,352,700.90	100.000
Joseph Mauriello
Affirmative	83,138,122.14	96.277
Withheld	3,214,578.76	3.723
TOTAL	86,352,700.90	100.000
Cornelia M. Small
Affirmative	83,095,438.06	96.228
Withheld	3,257,262.84	3.772
TOTAL	86,352,700.90	100.000
William S. Stavropoulos
Affirmative	82,929,113.95	96.035
Withheld	3,423,586.95	3.965
TOTAL	86,352,700.90	100.000
David M. Thomas
Affirmative	83,095,487.87	96.228
Withheld	3,257,213.03	3.772
TOTAL	86,352,700.90	100.000
Michael E. Wiley
Affirmative	83,048,523.75	96.174
Withheld	3,304,177.15	3.826
TOTAL	86,352,700.90	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	74,393,635.26	86.151
Against	8,745,543.59	10.128
Abstain	3,213,522.05	3.721
TOTAL	86,352,700.90	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP International Capital Appreciation Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, for the one- and three-year periods ended December 31, 2007, the cumulative total returns of Initial Class R and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class R and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP International Capital Appreciation Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class R of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that may be taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP International Capital Appreciation Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class and Initial Class R ranked below its competitive median for 2007, and the total expenses of each of Investor Class R, Service Class, Service Class 2, Service Class R, and Service Class 2 R ranked above its competitive median for 2007. The Board considered that the total expenses of Investor Class R were above the median primarily due to its higher transfer agent fee. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Investments Japan Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCAR-ANN-0209
1.805787.104

Fidelity® Variable Insurance Products:
Materials Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of fund A
VIP Materials - Initial Class	-46.88%	-26.02%
VIP Materials - Investor Class	-46.98%	-26.13%

A From April 24, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Materials Portfolio - Initial Class on April 24, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Tobias Welo, Portfolio Manager of VIP Materials Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system, and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

For the one-year period ending December 31, 2008, the fund's return mirrored the -46.66% return of the MSCI® US Investable Market Materials Index and underperformed the return of the S&P 500®. (For specific portfolio results, please see the performance section of this report.) Strong industry selection played a key role in the fund's performance versus the MSCI index, including overweightings in gold and metal/glass containers and an underweighting in paper products. Stock selection within metal/glass containers and home improvement retail also benefited results, as did the fund's allocation to cash in a down market. Among detractors, certain stock picks within specialty chemicals, commodity chemicals and steel hurt, as did an underweighting in construction materials. In addition, while we saw mixed results from our foreign holdings, the strengthening U.S. dollar worked against fund performance. Among individual holdings, underweightings in Alcoa and Dow Chemical were positives. Aluminum company Alcoa was hampered by a steep drop-off in demand, while major index component and diversified chemicals company Dow Chemical struggled with unease surrounding its long-term competitiveness. Among detractors, underweightings in steel company Nucor and specialty chemicals firm Rohm & Haas detracted. Nucor was buoyed by its relatively strong financial position, while Rohm & Haas rose steeply in July on news of its agreement to be purchased by Dow Chemical. Some stocks I've mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.94%
Actual		$ 1,000.00	$ 502.00	$ 3.55
HypotheticalA		$ 1,000.00	$ 1,020.41	$ 4.77
Investor Class	1.03%
Actual		$ 1,000.00	$ 501.50	$ 3.89
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.23

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	12.5	10.9
E.I. du Pont de Nemours & Co.	7.5	6.8
Praxair, Inc.	6.3	2.0
Newmont Mining Corp.	5.5	3.8
FMC Corp.	3.9	2.7
Owens-Illinois, Inc.	3.8	1.8
Airgas, Inc.	3.7	1.4
Freeport-McMoRan Copper & Gold, Inc. Class B	3.4	8.3
Weyerhaeuser Co.	3.2	1.6
Lubrizol Corp.	3.1	0.0
	52.9
Top Industries (% of fund's net assets)
As of December 31, 2008
Chemicals	55.3%
Metals & Mining	16.6%
Containers & Packaging	13.7%
Paper & Forest Products	3.2%
Construction Materials	2.3%
All Others*	8.9%

As of June 30, 2008
Chemicals	43.4%
Metals & Mining	38.9%
Containers & Packaging	7.5%
Paper & Forest Products	1.7%
Oil, Gas & Consumable Fuels	1.2%
All Others*	7.3%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
BUILDING PRODUCTS - 2.1%
Building Products - 2.1%
Masco Corp.	28,700	$ 319,431
USG Corp. (a)	7,600	61,104
		380,535
CHEMICALS - 54.9%
Commodity Chemicals - 2.8%
Celanese Corp. Class A	39,700	493,471
Diversified Chemicals - 12.8%
E.I. du Pont de Nemours & Co.	52,751	1,334,600
FMC Corp.	15,800	706,734
Solutia, Inc. (a)	54,200	243,900
		2,285,234
Fertilizers & Agricultural Chemicals - 12.5%
Monsanto Co.	31,724	2,231,785
Industrial Gases - 11.5%
Air Products & Chemicals, Inc.	5,300	266,431
Airgas, Inc.	16,600	647,234
Praxair, Inc.	19,000	1,127,840
		2,041,505
Specialty Chemicals - 15.3%
Albemarle Corp.	21,635	482,461
Ecolab, Inc.	14,900	523,735
Lubrizol Corp.	15,425	561,316
Nalco Holding Co.	24,300	280,422
Rockwood Holdings, Inc. (a)	8,400	90,720
Rohm & Haas Co.	5,300	327,487
Valspar Corp.	9,400	170,046
W.R. Grace & Co. (a)	49,400	294,918
		2,731,105
TOTAL CHEMICALS		9,783,100
CONSTRUCTION MATERIALS - 2.3%
Construction Materials - 2.3%
Martin Marietta Materials, Inc.	4,200	407,736
CONTAINERS & PACKAGING - 13.7%
Metal & Glass Containers - 10.2%
Ball Corp.	9,500	395,105
Crown Holdings, Inc. (a)	19,229	369,197
Myers Industries, Inc.	4,992	39,936
Owens-Illinois, Inc. (a)	24,400	666,852
Pactiv Corp. (a)	13,700	340,856
		1,811,946
Paper Packaging - 3.5%
Packaging Corp. of America	16,500	222,090

	Shares	Value
Rock-Tenn Co. Class A	8,436	$ 288,342
Temple-Inland, Inc.	24,474	117,475
		627,907
TOTAL CONTAINERS & PACKAGING		2,439,853
HOUSEHOLD DURABLES - 0.2%
Homebuilding - 0.2%
Centex Corp.	3,200	34,048
MACHINERY - 0.6%
Construction & Farm Machinery & Heavy Trucks - 0.6%
Deere & Co.	2,600	99,632
MARINE - 1.1%
Marine - 1.1%
Safe Bulkers, Inc.	14,400	96,192
Ultrapetrol (Bahamas) Ltd. (a)	29,300	93,467
		189,659
METALS & MINING - 16.0%
Diversified Metals & Mining - 4.3%
BHP Billiton PLC	8,100	159,459
Freeport-McMoRan Copper & Gold, Inc. Class B	24,800	606,112
		765,571
Gold - 8.1%
Agnico-Eagle Mines Ltd.	2,900	149,612
Goldcorp, Inc.	2,800	88,347
Newmont Mining Corp.	24,200	984,940
Randgold Resources Ltd. sponsored ADR	1,300	57,096
Yamana Gold, Inc.	20,400	158,445
		1,438,440
Precious Metals & Minerals - 0.3%
Impala Platinum Holdings Ltd.	3,513	50,918
Steel - 3.3%
Cliffs Natural Resources, Inc.	8,400	215,124
Commercial Metals Co.	5,700	67,659
Steel Dynamics, Inc.	28,100	314,158
		596,941
TOTAL METALS & MINING		2,851,870
OIL, GAS & CONSUMABLE FUELS - 1.0%
Coal & Consumable Fuels - 1.0%
CONSOL Energy, Inc.	2,700	77,166
Foundation Coal Holdings, Inc.	2,600	36,452
Massey Energy Co.	4,800	66,192
		179,810
PAPER & FOREST PRODUCTS - 3.2%
Forest Products - 3.2%
Weyerhaeuser Co.	18,500	566,285
Common Stocks - continued
	Shares	Value
TRANSPORTATION INFRASTRUCTURE - 0.8%
Marine Ports & Services - 0.8%
Aegean Marine Petroleum Network, Inc.	8,900	$ 150,944
TOTAL COMMON STOCKS (Cost $27,459,374)		17,083,472
Nonconvertible Bonds - 0.6%
	Principal Amount
METALS & MINING - 0.6%
Steel - 0.6%
Steel Dynamics, Inc. 6.75% 4/1/15 (Cost $93,122)	$ 150,000	100,500
Floating Rate Loans - 0.4%

MATERIALS - 0.4%
Chemicals - 0.4%
Celanese Holding LLC term loan 5.5525% 4/2/14 (c) (Cost $77,244)	101,021	68,189
Money Market Funds - 5.2%
	Shares	Value
Fidelity Cash Central Fund, 1.06% (b) (Cost $921,451)	921,451	$ 921,451
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $28,551,191)	18,173,612
NET OTHER ASSETS - (2.1)%	(366,539)
NET ASSETS - 100%	$ 17,807,073
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 36,046
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 18,173,612	$ 17,794,546	$ 379,066	$ -
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $8,497,719 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $1,808,501 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $27,629,740)	$ 17,252,161
Fidelity Central Funds (cost $921,451)	921,451
Total Investments (cost $28,551,191)		$ 18,173,612
Cash		2,516
Receivable for investments sold		38,863
Receivable for fund shares sold		50,836
Dividends receivable		19,552
Interest receivable		2,767
Distributions receivable from Fidelity Central Funds		1,091
Prepaid expenses		253
Other receivables		311
Total assets		18,289,801

Liabilities
Payable for investments purchased	$ 433,206
Payable for fund shares redeemed	21
Accrued management fee	7,861
Other affiliated payables	1,971
Other payables and accrued expenses	39,669
Total liabilities		482,728

Net Assets		$ 17,807,073
Net Assets consist of:
Paid in capital		$ 39,166,277
Undistributed net investment income		280
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,981,897)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(10,377,587)
Net Assets		$ 17,807,073

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($9,963,174 ÷ 1,718,346 shares)	$ 5.80

Investor Class: Net Asset Value, offering price and redemption price per share ($7,843,899 ÷ 1,352,192 shares)	$ 5.80

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 476,787
Interest		981
Income from Fidelity Central Funds		36,046
Total income		513,814

Expenses
Management fee	$ 177,538
Transfer agent fees	40,898
Accounting fees and expenses	12,360
Custodian fees and expenses	23,446
Independent trustees' compensation	149
Audit	34,040
Legal	161
Interest	2,940
Miscellaneous	1,915
Total expenses before reductions	293,447
Expense reductions	(1,674)	291,773
Net investment income (loss)		222,041
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,925,908)
Foreign currency transactions	(5,916)
Total net realized gain (loss)		(10,931,824)
Change in net unrealized appreciation (depreciation) on: Investment securities	(11,526,110)
Assets and liabilities in foreign currencies	(6)
Total change in net unrealized appreciation (depreciation)		(11,526,116)
Net gain (loss)		(22,457,940)
Net increase (decrease) in net assets resulting from operations		$ (22,235,899)

Statement of Changes in Net Assets

	Year ended December 31, 2008	For the period April 24, 2007 (Commencement of operations) to December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 222,041	$ 138,828
Net realized gain (loss)	(10,931,824)	295,085
Change in net unrealized appreciation (depreciation)	(11,526,116)	1,148,529
Net increase (decrease) in net assets resulting from operations	(22,235,899)	1,582,442
Distributions to shareholders from net investment income	(219,419)	(150,736)
Distributions to shareholders from net realized gain	(132,142)	(237,160)
Total distributions	(351,561)	(387,896)
Share transactions - net increase (decrease)	15,709,835	23,315,139
Redemption fees	161,568	13,445
Total increase (decrease) in net assets	(6,716,057)	24,523,130

Net Assets
Beginning of period	24,523,130	-
End of period (including undistributed net investment income of $280 and $0, respectively)	$ 17,807,073	$ 24,523,130

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 11.13	$ 10.00
Income from Investment Operations
Net investment income (loss)	.07	.10 H
Net realized and unrealized gain (loss) E	(5.31)	1.20
Total from investment operations	(5.24)	1.30
Distributions from net investment income	(.08)	(.07)
Distributions from net realized gain	(.06)	(.11)
Total distributions	(.14)	(.18)
Redemption fees added to paid in capital E	.05	.01
Net asset value, end of period	$ 5.80	$ 11.13
Total Return B, C, D	(46.88)%	13.12%
Ratios to Average Net Assets F, J
Expenses before reductions	.88%	1.08% A
Expenses net of fee waivers, if any	.88%	1.00% A
Expenses net of all reductions	.88%	1.00% A
Net investment income (loss)	.74%	1.31% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,963	$ 13,730
Portfolio turnover rate G	171%	35% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%. I For the period April 24, 2007 (commencement of operations) to December 31, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 11.13	$ 10.00
Income from Investment Operations
Net investment income (loss)	.06	.09 H
Net realized and unrealized gain (loss) E	(5.31)	1.21
Total from investment operations	(5.25)	1.30
Distributions from net investment income	(.07)	(.07)
Distributions from net realized gain	(.06)	(.11)
Total distributions	(.13)	(.18)
Redemption fees added to paid in capital E	.05	.01
Net asset value, end of period	$ 5.80	$ 11.13
Total Return B, C, D	(46.98)%	13.05%
Ratios to Average Net Assets F, J
Expenses before reductions	.97%	1.20% A
Expenses net of fee waivers, if any	.97%	1.15% A
Expenses net of all reductions	.96%	1.15% A
Net investment income (loss)	.65%	1.16% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,844	$ 10,793
Portfolio turnover rate G	171%	35% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%. I For the period April 24, 2007 (commencement of operations) to December 31, 2007. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Materials Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 538,835
Unrealized depreciation	(11,591,819)
Net unrealized appreciation (depreciation)	(11,052,984)
Capital loss carryforward	(8,497,719)
Cost for federal income tax purposes	$ 29,226,596

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 351,561	$ 387,896

Trading (Redemption) Fees. Shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $68,984,696 and $52,357,635, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	15,059
Investor Class	25,839
$ 40,898

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,127 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $47 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $9,154,800. The weighted average interest rate was 2.31%. The interest expense amounted to $2,940 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,674 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the fund.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007 A
From net investment income
Initial Class	$ 130,583	$ 88,019
Investor Class	88,836	62,717
Total	$ 219,419	$ 150,736
From net realized gain
Initial Class	69,513	132,632
Investor Class	62,629	104,528
Total	$ 132,142	$ 237,160

A For the period April 24, 2007 (commencement of operations) to December 31, 2007.

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007 A	2008	2007 A
Initial Class
Shares sold	2,413,136	1,343,772	$ 26,368,625	$ 14,140,777
Reinvestment of distributions	29,762	19,701	200,096	220,651
Shares redeemed	(1,958,182)	(129,843)	(18,118,552)	(1,378,897)
Net increase (decrease)	484,716	1,233,630	$ 8,450,169	$ 12,982,531
Investor Class
Shares sold	2,230,231	1,131,664	$ 25,342,249	$ 11,981,220
Reinvestment of distributions	21,729	14,932	151,465	167,245
Shares redeemed	(1,869,798)	(176,566)	(18,234,048)	(1,815,857)
Net increase (decrease)	382,162	970,030	$ 7,259,666	$ 10,332,608

A For the period April 24, 2007 (commencement of operations) to December 31, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Materials Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Materials Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Materials Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Initial Class and Investor Class designates 10% and 100% of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	82,890,712.47	95.991
Withheld	3,461,988.43	4.009
TOTAL	86,352,700.90	100.000
Dennis J. Dirks
Affirmative	82,970,372.75	96.083
Withheld	3,382,328.15	3.917
TOTAL	86,352,700.90	100.000
Edward C. Johnson 3d
Affirmative	82,689,162.78	95.757
Withheld	3,663,538.12	4.243
TOTAL	86,352,700.90	100.000
Alan J. Lacy
Affirmative	83,041,222.35	96.165
Withheld	3,311,478.55	3.835
TOTAL	86,352,700.90	100.000
Ned C. Lautenbach
Affirmative	82,983,853.72	96.099
Withheld	3,368,847.18	3.901
TOTAL	86,352,700.90	100.000
Joseph Mauriello
Affirmative	83,138,122.14	96.277
Withheld	3,214,578.76	3.723
TOTAL	86,352,700.90	100.000
Cornelia M. Small
Affirmative	83,095,438.06	96.228
Withheld	3,257,262.84	3.772
TOTAL	86,352,700.90	100.000
William S. Stavropoulos
Affirmative	82,929,113.95	96.035
Withheld	3,423,586.95	3.965
TOTAL	86,352,700.90	100.000
David M. Thomas
Affirmative	83,095,487.87	96.228
Withheld	3,257,213.03	3.772
TOTAL	86,352,700.90	100.000
Michael E. Wiley
Affirmative	83,048,523.75	96.174
Withheld	3,304,177.15	3.826
TOTAL	86,352,700.90	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	74,393,635.26	86.151
Against	8,745,543.59	10.128
Abstain	3,213,522.05	3.721
TOTAL	86,352,700.90	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Materials Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor, as well as additional amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc. The Board further approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests and a peer group of mutual funds.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Materials Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the total expenses of Initial Class ranked below its competitive median for the period, and the total expenses of Investor Class ranked above its competitive median for the period. The Board considered that the total expenses of Investor Class were above the median primarily due to its higher transfer agent fee. The Board noted that the fund offers multiple classes and that the multiple structures are intended to offer pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily due to differences in transfer agent fees.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VMATP-ANN-0209
1.850999.101

Fidelity® Variable Insurance Products:
Real Estate Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting results") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Life of fund A
VIP Real Estate - Initial Class	-39.87%	0.88%	5.95%
VIP Real Estate - Service Class B	-39.95%	0.78%	5.85%
VIP Real Estate - Service Class 2 C	-40.06%	0.62%	5.68%
VIP Real Estate - Investor Class D	-39.91%	0.79%	5.89%

A From November 6, 2002.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Real Estate Portfolio - Initial Class on November 6, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Samuel Wald, Portfolio Manager of VIP Real Estate Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system, and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

For the year ending December 31, 2008, the fund was in line with its benchmark, the Dow Jones Wilshire Real Estate Securities IndexSM, which fell 39.83%. The fund also lagged the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) As a general rule, highly leveraged real estate investment trusts (REITs) underperformed while high-quality, relatively defensive stocks outperformed. The biggest individual detractor was mall operator General Growth Properties, which lost nearly all of its value in the credit crisis and which was no longer in the portfolio at period end. As credit became unavailable, the prospects for GGP's ability to refinance its substantial debt load dimmed significantly. Worries about debt also weighed on retail REIT Developers Diversified Realty, as did investor concerns about consumer spending. Further detracting was industrial REIT ProLogis. On the positive side, Highwoods Properties did well in relative terms. This office and industrial REIT, whose core markets are located in the southeastern and midwestern United States, benefited from ongoing sales of some lower-quality assets and success in strengthening its balance sheet. Apartment REIT Home Properties also outperformed. The apartment sector as a whole did better than the overall REIT market, while Home Properties further benefited from the relatively defensive nature of the company's core Northeast focus. Also contributing was self-storage company Public Storage, helped by its strong business fundamentals and healthy balance sheet. Of final note, the fund's modest average cash balance proved helpful in a down market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.78%
Actual		$ 1,000.00	$ 620.10	$ 3.18
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 3.96
Service Class	.88%
Actual		$ 1,000.00	$ 619.30	$ 3.58
HypotheticalA		$ 1,000.00	$ 1,020.71	$ 4.47
Service Class 2	1.07%
Actual		$ 1,000.00	$ 618.70	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.43
Investor Class	.87%
Actual		$ 1,000.00	$ 619.70	$ 3.54
HypotheticalA		$ 1,000.00	$ 1,020.76	$ 4.42

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Public Storage	7.3	7.2
Simon Property Group, Inc.	7.2	7.3
Vornado Realty Trust	6.4	4.6
Ventas, Inc.	6.2	1.8
Highwoods Properties, Inc. (SBI)	4.7	3.7
Digital Realty Trust, Inc.	4.0	1.0
ProLogis Trust	3.9	7.1
Corporate Office Properties Trust (SBI)	3.6	2.3
Equity Residential (SBI)	3.6	2.4
Healthcare Realty Trust, Inc.	3.3	2.3
	50.2
Top Five REIT Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Office Buildings	18.1	17.8
REITs - Apartments	17.4	18.7
REITs - Shopping Centers	14.1	11.9
REITs - Health Care Facilities	12.0	6.4
REITs - Industrial Buildings	11.2	16.4
Asset Allocation (% of fund's net assets)
As of December 31, 2008*		As of June 30, 2008**
	Stocks 96.7%		Stocks 98.1%
	Short-Term Investments and Net Other Assets 3.3%		Short-Term Investments and Net Other Assets 1.9%
* Foreign investments	1.5%	** Foreign investments	2.7%

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 1.3%
Health Care Facilities - 1.3%
Capital Senior Living Corp. (a)	4,100	$ 12,218
Emeritus Corp. (a)	73,611	738,318
TOTAL HEALTH CARE FACILITIES		750,536
HOTELS, RESTAURANTS & LEISURE - 1.8%
Hotels, Resorts & Cruise Lines - 1.8%
Gaylord Entertainment Co. (a)	23,100	250,404
Marriott International, Inc. Class A	18,600	361,770
Starwood Hotels & Resorts Worldwide, Inc.	24,900	445,710
TOTAL HOTELS, RESORTS & CRUISE LINES		1,057,884
HOUSEHOLD DURABLES - 0.5%
Homebuilding - 0.5%
Centex Corp.	6,200	65,968
D.R. Horton, Inc.	5,000	35,350
Meritage Homes Corp. (a)	4,100	49,897
Pulte Homes, Inc.	15,900	173,787
TOTAL HOMEBUILDING		325,002
REAL ESTATE INVESTMENT TRUSTS - 91.0%
REITs - Apartments - 17.4%
American Campus Communities, Inc.	49,900	1,021,952
Apartment Investment & Management Co. Class A	106,473	1,229,763
AvalonBay Communities, Inc.	18,200	1,102,556
Camden Property Trust (SBI)	55,910	1,752,219
Equity Residential (SBI)	71,900	2,144,058
Essex Property Trust, Inc.	14,300	1,097,525
Home Properties, Inc.	48,000	1,948,800
UDR, Inc.	10,800	148,932
TOTAL REITS - APARTMENTS		10,445,805
REITs - Factory Outlets - 1.7%
Tanger Factory Outlet Centers, Inc.	27,000	1,015,740
REITs - Health Care Facilities - 12.0%
HCP, Inc.	43,600	1,210,772
Healthcare Realty Trust, Inc.	84,900	1,993,452
Omega Healthcare Investors, Inc.	15,400	245,938
Ventas, Inc.	110,500	3,709,485
TOTAL REITS - HEALTH CARE FACILITIES		7,159,647

	Shares	Value
REITs - Hotels - 4.6%
DiamondRock Hospitality Co.	45,100	$ 228,657
Host Hotels & Resorts, Inc.	98,347	744,487
LaSalle Hotel Properties (SBI)	106,500	1,176,825
Sunstone Hotel Investors, Inc.	94,300	583,717
TOTAL REITS - HOTELS		2,733,686
REITs - Industrial Buildings - 11.2%
ProLogis Trust	168,116	2,335,131
Public Storage	54,840	4,359,782
TOTAL REITS - INDUSTRIAL BUILDINGS		6,694,913
REITs - Malls - 7.9%
CBL & Associates Properties, Inc.	64,350	418,275
Simon Property Group, Inc.	81,740	4,342,846
TOTAL REITS - MALLS		4,761,121
REITs - Management/Investment - 4.0%
Digital Realty Trust, Inc.	72,500	2,381,625
REITs - Office Buildings - 18.1%
Alexandria Real Estate Equities, Inc.	25,700	1,550,738
Boston Properties, Inc.	29,000	1,595,000
Corporate Office Properties Trust (SBI)	70,500	2,164,350
Highwoods Properties, Inc. (SBI)	103,900	2,842,704
Kilroy Realty Corp.	27,800	930,188
SL Green Realty Corp.	68,000	1,761,200
TOTAL REITS - OFFICE BUILDINGS		10,844,180
REITs - Shopping Centers - 14.1%
Developers Diversified Realty Corp.	112,550	549,244
Inland Real Estate Corp.	101,700	1,320,066
Kimco Realty Corp.	53,515	978,254
Regency Centers Corp.	36,900	1,723,230
Vornado Realty Trust	63,900	3,856,365
TOTAL REITS - SHOPPING CENTERS		8,427,159
TOTAL REAL ESTATE INVESTMENT TRUSTS		54,463,876
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.1%
Real Estate Operating Companies - 1.5%
Brookfield Properties Corp.	118,650	917,165
Real Estate Services - 0.6%
CB Richard Ellis Group, Inc. Class A (a)	84,800	366,336
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		1,283,501
TOTAL COMMON STOCKS (Cost $85,626,057)		57,880,799
Money Market Funds - 2.7%
	Shares	Value
Fidelity Cash Central Fund, 1.06% (b) (Cost $1,628,428)	1,628,428	$ 1,628,428
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $87,254,485)	59,509,227
NET OTHER ASSETS - 0.6%	368,112
NET ASSETS - 100%	$ 59,877,339
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,178
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 59,509,227	$ 59,509,227	$ -	$ -
Income Tax Information
The Fund intends to elect to defer its fiscal year ending December 31, 2009 approximately $9,062,124 of losses recognized during the period January 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $85,626,057)	$ 57,880,799
Fidelity Central Funds (cost $1,628,428)	1,628,428
Total Investments (cost $87,254,485)		$ 59,509,227
Cash		10,125
Receivable for investments sold		371,181
Receivable for fund shares sold		32,834
Dividends receivable		631,358
Distributions receivable from Fidelity Central Funds		1,581
Prepaid expenses		864
Other receivables		312
Total assets		60,557,482

Liabilities
Payable for investments purchased	$ 517,752
Payable for fund shares redeemed	80,503
Accrued management fee	24,986
Distribution fees payable	613
Other affiliated payables	6,018
Other payables and accrued expenses	50,271
Total liabilities		680,143

Net Assets		$ 59,877,339
Net Assets consist of:
Paid in capital		$ 98,236,371
Undistributed net investment income		151,507
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,765,300)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(27,745,239)
Net Assets		$ 59,877,339

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($32,917,633 ÷ 4,049,079 shares)	$ 8.13

Service Class: Net Asset Value, offering price and redemption price per share ($1,384,555 ÷ 170,679 shares)	$ 8.11

Service Class 2: Net Asset Value, offering price and redemption price per share ($2,864,021 ÷ 354,818 shares)	$ 8.07

Investor Class: Net Asset Value, offering price and redemption price per share ($22,711,130 ÷ 2,801,286 shares)	$ 8.11

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 3,075,590
Interest		1,278
Income from Fidelity Central Funds		46,178
Total income		3,123,046

Expenses
Management fee	$ 533,401
Transfer agent fees	102,498
Distribution fees	11,678
Accounting fees and expenses	37,132
Custodian fees and expenses	22,210
Independent trustees' compensation	465
Audit	51,099
Legal	576
Miscellaneous	10,538
Total expenses before reductions	769,597
Expense reductions	(799)	768,798
Net investment income (loss)		2,354,248
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,260,149)
Foreign currency transactions	(2,996)
Total net realized gain (loss)		(9,263,145)
Change in net unrealized appreciation (depreciation) on: Investment securities	(36,927,369)
Assets and liabilities in foreign currencies	19
Total change in net unrealized appreciation (depreciation)		(36,927,350)
Net gain (loss)		(46,190,495)
Net increase (decrease) in net assets resulting from operations		$ (43,836,247)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,354,248	$ 2,396,168
Net realized gain (loss)	(9,263,145)	22,097,488
Change in net unrealized appreciation (depreciation)	(36,927,350)	(55,566,054)
Net increase (decrease) in net assets resulting from operations	(43,836,247)	(31,072,398)
Distributions to shareholders from net investment income	(2,499,867)	(2,083,139)
Distributions to shareholders from net realized gain	(1,117,046)	(26,825,176)
Total distributions	(3,616,913)	(28,908,315)
Share transactions - net increase (decrease)	196,182	(97,480,470)
Total increase (decrease) in net assets	(47,256,978)	(157,461,183)

Net Assets
Beginning of period	107,134,317	264,595,500
End of period (including undistributed net investment income of $151,507 and undistributed net investment income of $241,854, respectively)	$ 59,877,339	$ 107,134,317

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.38	$ 22.74	$ 18.48	$ 17.46	$ 13.30
Income from Investment Operations
Net investment income (loss) C	.33	.27	.38	.38	.45
Net realized and unrealized gain (loss)	(6.06)	(4.15)	6.23	2.25	4.08
Total from investment operations	(5.73)	(3.88)	6.61	2.63	4.53
Distributions from net investment income	(.36)	(.36)	(.33)	(.41)	(.31)
Distributions from net realized gain	(.16)	(4.12)	(2.02)	(1.20)	(.06)
Total distributions	(.52)	(4.48)	(2.35)	(1.61) G	(.37)
Net asset value, end of period	$ 8.13	$ 14.38	$ 22.74	$ 18.48	$ 17.46
Total Return A, B	(39.87)%	(17.72)%	36.71%	15.12%	34.14%
Ratios to Average Net Assets D, F
Expenses before reductions	.76%	.74%	.72%	.74%	.77%
Expenses net of fee waivers, if any	.76%	.74%	.72%	.74%	.77%
Expenses net of all reductions	.76%	.74%	.71%	.71%	.74%
Net investment income (loss)	2.51%	1.21%	1.76%	2.13%	3.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,918	$ 68,401	$ 205,802	$ 145,065	$ 147,779
Portfolio turnover rate E	87%	102%	70%	75%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Total distributions of $1.61 per share is comprised of distributions from net investment income of $.413 and distributions from net realized gain of $1.195 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.33	$ 22.69	$ 18.44	$ 17.43	$ 13.28
Income from Investment Operations
Net investment income (loss) C	.32	.24	.35	.37	.43
Net realized and unrealized gain (loss)	(6.04)	(4.13)	6.22	2.23	4.08
Total from investment operations	(5.72)	(3.89)	6.57	2.60	4.51
Distributions from net investment income	(.34)	(.35)	(.30)	(.40)	(.30)
Distributions from net realized gain	(.16)	(4.12)	(2.02)	(1.20)	(.06)
Total distributions	(.50)	(4.47)	(2.32)	(1.59) G	(.36)
Net asset value, end of period	$ 8.11	$ 14.33	$ 22.69	$ 18.44	$ 17.43
Total Return A, B	(39.95)%	(17.80)%	36.61%	15.00%	34.04%
Ratios to Average Net Assets D, F
Expenses before reductions	.86%	.83%	.82%	.84%	.86%
Expenses net of fee waivers, if any	.86%	.83%	.82%	.84%	.86%
Expenses net of all reductions	.85%	.83%	.81%	.81%	.84%
Net investment income (loss)	2.41%	1.12%	1.66%	2.03%	2.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,385	$ 3,543	$ 4,311	$ 3,156	$ 2,744
Portfolio turnover rate E	87%	102%	70%	75%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Total distributions of $1.59 per share is comprised of distributions from net investment income of $.397 and distributions from net realized gain of $1.195 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.28	$ 22.62	$ 18.40	$ 17.39	$ 13.26
Income from Investment Operations
Net investment income (loss) C	.28	.21	.32	.34	.41
Net realized and unrealized gain (loss)	(5.99)	(4.11)	6.19	2.24	4.06
Total from investment operations	(5.71)	(3.90)	6.51	2.58	4.47
Distributions from net investment income	(.34)	(.32)	(.27)	(.37)	(.28)
Distributions from net realized gain	(.16)	(4.12)	(2.02)	(1.20)	(.06)
Total distributions	(.50)	(4.44)	(2.29)	(1.57) G	(.34)
Net asset value, end of period	$ 8.07	$ 14.28	$ 22.62	$ 18.40	$ 17.39
Total Return A, B	(40.06)%	(17.91)%	36.35%	14.88%	33.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.03%	.98%	.97%	.99%	1.01%
Expenses net of fee waivers, if any	1.03%	.98%	.97%	.99%	1.01%
Expenses net of all reductions	1.03%	.98%	.96%	.96%	.99%
Net investment income (loss)	2.24%	.97%	1.51%	1.88%	2.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,864	$ 3,558	$ 4,284	$ 3,141	$ 2,735
Portfolio turnover rate E	87%	102%	70%	75%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Total distributions of $1.57 per share is comprised of distributions from net investment income of $.37 and distributions from net realized gain of $1.195 per share.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 14.34	$ 22.69	$ 18.46	$ 19.25
Income from Investment Operations
Net investment income (loss) E	.31	.24	.35	.17
Net realized and unrealized gain (loss)	(6.03)	(4.13)	6.22	.52
Total from investment operations	(5.72)	(3.89)	6.57	.69
Distributions from net investment income	(.35)	(.34)	(.32)	(.42)
Distributions from net realized gain	(.16)	(4.12)	(2.02)	(1.06)
Total distributions	(.51)	(4.46)	(2.34)	(1.48) J
Net asset value, end of period	$ 8.11	$ 14.34	$ 22.69	$ 18.46
Total Return B, C, D	(39.91)%	(17.83)%	36.53%	3.52%
Ratios to Average Net Assets F, I
Expenses before reductions	.85%	.85%	.85%	.99% A
Expenses net of fee waivers, if any	.85%	.85%	.85%	.99% A
Expenses net of all reductions	.85%	.85%	.85%	.96% A
Net investment income (loss)	2.42%	1.10%	1.62%	1.98% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,711	$ 31,632	$ 50,198	$ 7,134
Portfolio turnover rate G	87%	102%	70%	75%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Total distributions of $1.48 per share is comprised of distributions from net investment income of $.419 and distributions from net realized gain of $1.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Real Estate Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,659,961
Unrealized depreciation	(33,108,373)
Net unrealized appreciation (depreciation)	(29,448,412)
Undistributed ordinary income	151,507
Cost for federal income tax purposes	$ 88,957,639

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 2,499,867	$ 3,497,299
Long-term Capital Gains	1,117,046	25,411,016
Total	$ 3,616,913	$ 28,908,315

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $83,526,828 and $82,436,985, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 2,982
Service Class 2	8,696
$ 11,678

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 42,540
Service Class	2,063
Service Class 2	3,245
Investor Class	54,650
$ 102,498

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,559 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $217 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $799 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 96% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $8,376 which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 1,416,267	$ 1,365,795
Service Class	58,561	68,258
Service Class 2	104,945	62,646
Investor Class	920,094	586,440
Total	$ 2,499,867	$ 2,083,139
From net realized gain
Initial Class	$ 631,633	$ 17,699,464
Service Class	28,427	793,369
Service Class 2	48,687	800,493
Investor Class	408,299	7,531,850
Total	$ 1,117,046	$ 26,825,176

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	1,072,807	1,009,853	$ 15,243,890	$ 24,565,352
Reinvestment of distributions	245,583	1,205,003	2,047,900	19,065,259
Shares redeemed	(2,026,672)	(6,507,635)	(26,391,337)	(141,392,015)
Net increase (decrease)	(708,282)	(4,292,779)	$ (9,099,547)	$ (97,761,404)
Service Class
Shares sold	-	-	$ -	$ -
Reinvestment of distributions	10,234	57,280	86,988	861,626
Shares redeemed	(86,835)	-	(942,259)	-
Net increase (decrease)	(76,601)	57,280	$ (855,271)	$ 861,626
Service Class 2
Shares sold	230,882	2,439	$ 2,490,148	$ 60,976
Reinvestment of distributions	18,848	57,564	153,632	863,138
Shares redeemed	(144,174)	(138)	(1,475,124)	(3,144)
Net increase (decrease)	105,556	59,865	$ 1,168,656	$ 920,970
Investor Class
Shares sold	1,443,530	1,124,988	$ 20,545,410	$ 26,378,804
Reinvestment of distributions	162,246	528,915	1,328,392	8,118,290
Shares redeemed	(1,010,483)	(1,660,061)	(12,891,458)	(35,998,756)
Net increase (decrease)	595,293	(6,158)	$ 8,982,344	$ (1,501,662)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Real Estate Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Real Estate Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Real Estate Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2008, $861,058, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	82,890,712.47	95.991
Withheld	3,461,988.43	4.009
TOTAL	86,352,700.90	100.000
Dennis J. Dirks
Affirmative	82,970,372.75	96.083
Withheld	3,382,328.15	3.917
TOTAL	86,352,700.90	100.000
Edward C. Johnson 3d
Affirmative	82,689,162.78	95.757
Withheld	3,663,538.12	4.243
TOTAL	86,352,700.90	100.000
Alan J. Lacy
Affirmative	83,041,222.35	96.165
Withheld	3,311,478.55	3.835
TOTAL	86,352,700.90	100.000
Ned C. Lautenbach
Affirmative	82,983,853.72	96.099
Withheld	3,368,847.18	3.901
TOTAL	86,352,700.90	100.000
Joseph Mauriello
Affirmative	83,138,122.14	96.277
Withheld	3,214,578.76	3.723
TOTAL	86,352,700.90	100.000
Cornelia M. Small
Affirmative	83,095,438.06	96.228
Withheld	3,257,262.84	3.772
TOTAL	86,352,700.90	100.000
William S. Stavropoulos
Affirmative	82,929,113.95	96.035
Withheld	3,423,586.95	3.965
TOTAL	86,352,700.90	100.000
David M. Thomas
Affirmative	83,095,487.87	96.228
Withheld	3,257,213.03	3.772
TOTAL	86,352,700.90	100.000
Michael E. Wiley
Affirmative	83,048,523.75	96.174
Withheld	3,304,177.15	3.826
TOTAL	86,352,700.90	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	74,393,635.26	86.151
Against	8,745,543.59	10.128
Abstain	3,213,522.05	3.721
TOTAL	86,352,700.90	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Real Estate Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

VIP Real Estate Portfolio

The Board stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Real Estate Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPRE-ANN-0209
1.781992.106

Fidelity® Variable Insurance Products:
Technology Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Life of fund A
VIP Technology - Initial Class	-50.77%	-7.31%	-5.84%
VIP Technology - Investor Class B	-50.74%	-7.38%	-5.89%

A From July 19, 2001.

B The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Technology Portfolio - Initial Class on July 19, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of VIP Technology Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

During the past year, the fund finished well behind the S&P 500® and the -42.76% return of the MSCI® US Investable Market Information Technology Index. (For specific portfolio results, please refer to the performance section of this report.) Versus the sector index, unfavorable stock picking in communications equipment, computer hardware and two groups not represented in the index - electrical components/equipment and advertising - had the most negative impact on performance. Underweighting computer hardware, which modestly outperformed the MSCI index, detracted as well. In semiconductor equipment, a large overweighting offset most of the benefits of favorable stock selection, and the same was true of home entertainment software. In systems software, an underweighting cancelled out positive stock picking. Apple, maker of a variety of popular consumer electronics products, was the biggest detractor, suffering in part from stiffer competition in the smartphone space. I trimmed the position. A tougher competitive landscape also sidetracked Canada's Research In Motion, maker of the popular BlackBerry smartphone, and I sold the stock. Not owning or underweighting major benchmark components IBM (International Business Machines) and computer maker Hewlett-Packard further undermined performance. Other detractors included China-based VisionChina Media, which uses technology to deliver advertising messages on buses and subways, and SanDisk, a manufacturer of the NAND memory used in cellular phones and other consumer electronics applications. VisionChina Media and Research In Motion were out-of-index holdings. On the positive side, a small cash position aided our results. Synaptics, a maker of touchscreens, provided a lift - particularly during the first half of the period - benefiting from the growing adoption of its technology in the laptop computer and cellular phone markets. Other contributors were Chinese Internet company Tencent Holdings and HTC Corp., based in Taiwan. HTC Corp. and Tencent Holdings were out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.81%
Actual		$ 1,000.00	$ 586.40	$ 3.23
HypotheticalA		$ 1,000.00	$ 1,021.06	$ 4.12
Investor Class	.91%
Actual		$ 1,000.00	$ 586.60	$ 3.63
HypotheticalA		$ 1,000.00	$ 1,020.56	$ 4.62

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	8.8	5.8
QUALCOMM, Inc.	7.0	3.2
Microsoft Corp.	6.6	0.1
Hewlett-Packard Co.	5.4	0.5
Applied Materials, Inc.	3.1	2.8
Visa, Inc.	3.1	2.1
ASML Holding NV (NY Shares)	2.8	1.0
Starent Networks Corp.	2.7	1.5
Nintendo Co. Ltd.	2.3	7.4
Symantec Corp.	2.3	0.0
	44.1
Top Industries (% of fund's net assets)
As of December 31, 2008
Semiconductors & Semiconductor Equipment	24.3%
Communications Equipment	22.7%
Software	22.2%
Computers & Peripherals	8.8%
Electronic Equipment & Components	5.3%
All Others*	16.7%

As of June 30, 2008
Semiconductors & Semiconductor Equipment	21.6%
Communications Equipment	17.4%
Software	16.8%
Computers & Peripherals	14.9%
Electrical Equipment	4.7%
All Others*	24.6%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 22.5%
Communications Equipment - 22.5%
ADC Telecommunications, Inc. (a)	22,901	$ 125,268
ADVA AG Optical Networking (a)	58,503	93,870
Alcatel-Lucent SA sponsored ADR (a)	1,700	3,655
Aruba Networks, Inc. (a)	900	2,295
AudioCodes Ltd. (a)	37,150	63,527
Balda AG (a)	15,400	11,353
Ciena Corp. (a)	12,100	81,070
Cisco Systems, Inc. (a)	205,700	3,352,909
Cogo Group, Inc. (a)	28,599	138,991
CommScope, Inc. (a)	7,600	118,104
Comverse Technology, Inc. (a)	31,170	195,124
Delta Networks, Inc.	181,000	28,389
F5 Networks, Inc. (a)	1,126	25,740
Infinera Corp. (a)	14,400	129,024
Powerwave Technologies, Inc. (a)	126,900	63,450
QUALCOMM, Inc.	74,400	2,665,752
Sandvine Corp. (a)	185,700	123,627
Sandvine Corp. (U.K.) (a)	100,288	64,189
Sonus Networks, Inc. (a)(d)	20,200	31,916
Starent Networks Corp. (a)	87,488	1,043,732
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	2,600	20,306
Tellabs, Inc. (a)	38,300	157,796
ZTE Corp. (H Shares)	20,400	53,894
		8,593,981
COMPUTERS & PERIPHERALS - 8.8%
Computer Hardware - 7.8%
3PAR, Inc. (a)	800	6,104
Apple, Inc. (a)	4,445	379,381
Hewlett-Packard Co.	57,400	2,083,046
HTC Corp.	25,650	255,913
NCR Corp. (a)	5,900	83,426
Palm, Inc. (a)(d)	11,700	35,919
Stratasys, Inc. (a)	13,110	140,933
		2,984,722
Computer Storage & Peripherals - 1.0%
Chicony Electronics Co. Ltd.	39,610	38,250
Data Domain, Inc. (a)	300	5,640
EMC Corp. (a)	1,900	19,893
SanDisk Corp. (a)	10,352	99,379
Seagate Technology	35,900	159,037
Synaptics, Inc. (a)	1,200	19,872
Western Digital Corp. (a)	4,800	54,960
		397,031
TOTAL COMPUTERS & PERIPHERALS		3,381,753

	Shares	Value
DIVERSIFIED CONSUMER SERVICES - 0.0%
Education Services - 0.0%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	100	$ 5,491
ELECTRICAL EQUIPMENT - 1.2%
Electrical Components & Equipment - 1.2%
centrotherm photovoltaics AG (a)	200	5,782
Energy Conversion Devices, Inc. (a)	2,100	52,941
First Solar, Inc. (a)	986	136,029
General Cable Corp. (a)	3,300	58,377
JA Solar Holdings Co. Ltd. ADR (a)	3,300	14,421
Neo-Neon Holdings Ltd.	452,000	88,746
Q-Cells SE (a)	200	7,314
Roth & Rau AG	200	4,308
Sunpower Corp. Class B (a)	1,642	49,982
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	3,600	42,120
Yingli Green Energy Holding Co. Ltd. ADR (a)	2,100	12,810
		472,830
ELECTRONIC EQUIPMENT & COMPONENTS - 5.3%
Electronic Components - 0.8%
Amphenol Corp. Class A	7,100	170,258
Everlight Electronics Co. Ltd.	70,219	92,554
Vishay Intertechnology, Inc. (a)	5,100	17,442
		280,254
Electronic Equipment & Instruments - 0.7%
Agilent Technologies, Inc. (a)	3,400	53,142
China Security & Surveillance Technology, Inc. (a)(d)	19,585	86,762
Chroma ATE, Inc.	153,684	97,298
Comverge, Inc. (a)	1,211	5,934
Coretronic Corp.	35,700	18,626
		261,762
Electronic Manufacturing Services - 0.7%
Ju Teng International Holdings Ltd. (a)	172,000	36,188
Molex, Inc.	1,400	20,286
Trimble Navigation Ltd. (a)	8,200	177,202
Tyco Electronics Ltd.	2,500	40,525
		274,201
Technology Distributors - 3.1%
Anixter International, Inc. (a)	1,500	45,180
Arrow Electronics, Inc. (a)	12,900	243,036
Avnet, Inc. (a)	23,600	429,756
Ingram Micro, Inc. Class A (a)	35,700	478,023
		1,195,995
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		2,012,212
Common Stocks - continued
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
Health Care Equipment - 1.2%
China Medical Technologies, Inc. sponsored ADR (d)	8,900	$ 180,314
Golden Meditech Co. Ltd. (a)	262,000	35,645
I-Flow Corp. (a)	9,390	45,072
Mingyuan Medicare Development Co. Ltd.	3,700,000	218,908
		479,939
Health Care Supplies - 0.4%
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	92,000	140,030
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		619,969
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Health Care Services - 0.0%
athenahealth, Inc. (a)	100	3,762
HOTELS, RESTAURANTS & LEISURE - 0.0%
Hotels, Resorts & Cruise Lines - 0.0%
Ctrip.com International Ltd. sponsored ADR	100	2,380
INTERNET SOFTWARE & SERVICES - 4.2%
Internet Software & Services - 4.2%
DealerTrack Holdings, Inc. (a)	1,500	17,835
Equinix, Inc. (a)(d)	3,600	191,484
Google, Inc. Class A (sub. vtg.) (a)	1,300	399,945
Tencent Holdings Ltd.	131,600	855,085
VeriSign, Inc. (a)	8,100	154,548
		1,618,897
IT SERVICES - 4.2%
Data Processing & Outsourced Services - 3.7%
CyberSource Corp. (a)	3,805	45,622
MasterCard, Inc. Class A	1,400	200,102
Visa, Inc.	22,100	1,159,145
		1,404,869
IT Consulting & Other Services - 0.5%
China Information Security Technology, Inc. (a)	1,083	3,899
SAIC, Inc. (a)	3,200	62,336
Satyam Computer Services Ltd. sponsored ADR	1,400	12,656
Yucheng Technologies Ltd. (a)	16,300	118,827
		197,718
TOTAL IT SERVICES		1,602,587
MACHINERY - 0.4%
Industrial Machinery - 0.4%
Meyer Burger Technology AG (a)	30	3,503
Shin Zu Shing Co. Ltd.	52,368	131,020
		134,523

	Shares	Value
MEDIA - 1.3%
Advertising - 1.3%
VisionChina Media, Inc. ADR (d)	86,600	$ 472,836
METALS & MINING - 0.0%
Diversified Metals & Mining - 0.0%
Timminco Ltd. (a)	700	2,031
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 23.6%
Semiconductor Equipment - 12.8%
Aixtron AG	200	1,376
Applied Materials, Inc.	116,000	1,175,080
ASML Holding NV (NY Shares)	58,800	1,062,516
Cymer, Inc. (a)(d)	30,700	672,637
FormFactor, Inc. (a)	8,400	122,640
Global Unichip Corp.	16,689	59,067
Inotera Memories, Inc. (a)	312,000	76,727
Lam Research Corp. (a)	29,100	619,248
LTX-Credence Corp. (a)	55,615	15,016
MEMC Electronic Materials, Inc. (a)	2,400	34,272
Tessera Technologies, Inc. (a)	25,700	305,316
Varian Semiconductor Equipment Associates, Inc. (a)(d)	32,400	587,088
Verigy Ltd. (a)	17,200	165,464
		4,896,447
Semiconductors - 10.8%
Advanced Semiconductor Engineering, Inc. sponsored ADR	31,000	54,560
Analog Devices, Inc.	4,500	85,590
ARM Holdings PLC sponsored ADR	20,000	77,000
Atheros Communications, Inc. (a)	8,700	124,497
AuthenTec, Inc. (a)	10,700	17,869
Cavium Networks, Inc. (a)	50,591	531,711
Cree, Inc. (a)	12,750	202,343
Cypress Semiconductor Corp. (a)(d)	33,100	147,957
Diodes, Inc. (a)	3,600	21,816
Elan Microelectronics Corp.	20,000	14,066
ENE Technology, Inc.	7,362	6,581
Fairchild Semiconductor International, Inc. (a)	4,000	19,560
Infineon Technologies AG sponsored ADR (a)	41,100	57,540
Intel Corp.	27,400	401,684
International Rectifier Corp. (a)	16,500	222,750
Maxim Integrated Products, Inc.	19,200	219,264
Micron Technology, Inc. (a)	68,100	179,784
MoSys, Inc. (a)	3,300	6,930
National Semiconductor Corp.	17,500	176,225
Netlogic Microsystems, Inc. (a)	1,300	28,613
NVIDIA Corp. (a)	2,900	23,403
Powertech Technology, Inc.	115,000	191,579
Samsung Electronics Co. Ltd.	614	223,247
Siliconware Precision Industries Co. Ltd. sponsored ADR	14,700	65,562
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
SiRF Technology Holdings, Inc. (a)	15,400	$ 19,712
Taiwan Semiconductor Manufacturing Co. Ltd.	144,000	195,076
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	34,100	269,390
Texas Instruments, Inc.	36,800	571,136
		4,155,445
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		9,051,892
SOFTWARE - 22.2%
Application Software - 6.0%
Ansys, Inc. (a)	700	19,523
Autodesk, Inc. (a)	200	3,930
Autonomy Corp. PLC (a)	14,300	201,969
Cadence Design Systems, Inc. (a)	114,200	417,972
Callidus Software, Inc. (a)	14,090	42,129
Citrix Systems, Inc. (a)	200	4,714
Concur Technologies, Inc. (a)(d)	3,200	105,024
Epicor Software Corp. (a)	3,800	18,240
Kingdee International Software Group Co. Ltd.	388,000	40,372
Longtop Financial Technologies Ltd. ADR (a)(d)	9,200	139,104
Magma Design Automation, Inc. (a)	11,400	11,628
Parametric Technology Corp. (a)	12,400	156,860
Salesforce.com, Inc. (a)	9,600	307,296
Smith Micro Software, Inc. (a)	24,700	137,332
SuccessFactors, Inc. (a)	23,300	133,742
Synchronoss Technologies, Inc. (a)	29,033	309,492
Synopsys, Inc. (a)	2,200	40,744
Ulticom, Inc. (a)	38,693	197,334
		2,287,405
Home Entertainment Software - 4.0%
Activision Blizzard, Inc. (a)	1,800	15,552
Electronic Arts, Inc. (a)	7,500	120,300
Gameloft (a)	32,800	69,889
Nintendo Co. Ltd.	2,300	878,600
Perfect World Co. Ltd. sponsored ADR Class B (a)	25,600	441,600
THQ, Inc. (a)	4,700	19,693
		1,545,634
Systems Software - 12.2%
CA, Inc.	26,900	498,457
Check Point Software Technologies Ltd. (a)	200	3,798
CommVault Systems, Inc. (a)	1,900	25,479
Insyde Software Corp.	113,406	199,304
Macrovision Solutions Corp. (a)	19	240
McAfee, Inc. (a)	4,600	159,022

	Shares	Value
Microsoft Corp.	129,900	$ 2,525,256
Oracle Corp. (a)	11,800	209,214
Red Hat, Inc. (a)	12,800	169,216
Symantec Corp. (a)	63,900	863,928
VMware, Inc. Class A (a)	800	18,952
		4,672,866
TOTAL SOFTWARE		8,505,905
SPECIALTY RETAIL - 0.4%
Computer & Electronics Retail - 0.4%
The Game Group PLC	84,300	158,538
WIRELESS TELECOMMUNICATION SERVICES - 1.4%
Wireless Telecommunication Services - 1.4%
American Tower Corp. Class A (a)	7,000	205,240
Crown Castle International Corp. (a)	9,000	158,220
SBA Communications Corp. Class A (a)	10,400	169,728
		533,188
TOTAL COMMON STOCKS (Cost $54,207,934)		37,172,775
Convertible Bonds - 0.9%
	Principal Amount
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13	$ 150,000	72,660
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
Semiconductors - 0.7%
Advanced Micro Devices, Inc. 5.75% 8/15/12	840,000	288,750
TOTAL CONVERTIBLE BONDS (Cost $803,888)		361,410
Money Market Funds - 9.7%
	Shares
Fidelity Cash Central Fund, 1.06% (b)	2,350,889	2,350,889
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	1,365,238	1,365,238
TOTAL MONEY MARKET FUNDS (Cost $3,716,127)		3,716,127
TOTAL INVESTMENT PORTFOLIO - 107.7% (Cost $58,727,949)	41,250,312
NET OTHER ASSETS - (7.7)%	(2,947,421)
NET ASSETS - 100%	$ 38,302,891
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 40,499
Fidelity Securities Lending Cash Central Fund	126,867
Total	$ 167,366
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 41,250,312	$ 37,667,707	$ 3,582,605	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	78.7%
Taiwan	4.7%
Cayman Islands	4.3%
Netherlands	2.8%
China	2.7%
Japan	2.3%
United Kingdom	1.1%
Others (individually less than 1%)	3.4%
100.0%
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $15,064,221 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $9,010,340 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008
Assets
Investment in securities, at value (including securities loaned of $1,369,090) - See accompanying schedule: Unaffiliated issuers (cost $55,011,822)	$ 37,534,185
Fidelity Central Funds (cost $3,716,127)	3,716,127
Total Investments (cost $58,727,949)		$ 41,250,312
Foreign currency held at value (cost $32)		32
Receivable for investments sold		235,903
Dividends receivable		22,019
Interest receivable		18,093
Distributions receivable from Fidelity Central Funds		3,204
Prepaid expenses		558
Other receivables		1,458
Total assets		41,531,579

Liabilities
Payable for investments purchased	$ 675,748
Payable for fund shares redeemed	1,124,828
Accrued management fee	18,106
Other affiliated payables	4,304
Other payables and accrued expenses	40,464
Collateral on securities loaned, at value	1,365,238
Total liabilities		3,228,688

Net Assets		$ 38,302,891
Net Assets consist of:
Paid in capital		$ 80,895,822
Undistributed net investment income		26,283
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(25,141,890)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(17,477,324)
Net Assets		$ 38,302,891

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($25,399,989 ÷ 5,627,694 shares)	$ 4.51

Investor Class: Net Asset Value, offering price and redemption price per share ($12,902,902 ÷ 2,869,648 shares)	$ 4.50

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008
Investment Income
Dividends		$ 450,734
Interest		62,553
Income from Fidelity Central Funds (including $126,867 from security lending)		167,366
Total income		680,653

Expenses
Management fee	$ 385,225
Transfer agent fees	75,988
Accounting and security lending fees	27,829
Custodian fees and expenses	45,358
Independent trustees' compensation	343
Audit	35,311
Legal	480
Miscellaneous	7,158
Total expenses before reductions	577,692
Expense reductions	(8,207)	569,485
Net investment income (loss)		111,168
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(24,795,530)
Foreign currency transactions	(7,289)
Total net realized gain (loss)		(24,802,819)
Change in net unrealized appreciation (depreciation) on: Investment securities	(23,722,220)
Assets and liabilities in foreign currencies	1,291
Total change in net unrealized appreciation (depreciation)		(23,720,929)
Net gain (loss)		(48,523,748)
Net increase (decrease) in net assets resulting from operations		$ (48,412,580)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 111,168	$ (392,900)
Net realized gain (loss)	(24,802,819)	13,153,331
Change in net unrealized appreciation (depreciation)	(23,720,929)	(3,984,827)
Net increase (decrease) in net assets resulting from operations	(48,412,580)	8,775,604
Distributions to shareholders from net investment income	(77,871)	-
Distributions to shareholders from net realized gain	(12,421,709)	(6,094,577)
Total distributions	(12,499,580)	(6,094,577)
Share transactions - net increase (decrease)	(5,986,585)	21,800,349
Redemption fees	47,060	44,921
Total increase (decrease) in net assets	(66,851,685)	24,526,297

Net Assets
Beginning of period	105,154,576	80,628,279
End of period (including undistributed net investment income of $26,283 and undistributed net investment income of $0, respectively)	$ 38,302,891	$ 105,154,576

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 11.02	$ 10.37	$ 10.35	$ 9.37	$ 9.33
Income from Investment Operations
Net investment income (loss) C	.01	(.05)	(.04)	(.02)	.02 F
Net realized and unrealized gain (loss)	(5.01)	1.52	.88	1.04	.01
Total from investment operations	(5.00)	1.47	.84	1.02	.03
Distributions from net investment income	(.01)	-	-	(.04)	-
Distributions from net realized gain	(1.49)	(.83)	(.83)	-	-
Total distributions	(1.51) I	(.83)	(.83)	(.04)	-
Redemption fees added to paid in capital C	- H	.01	.01	- H	.01
Net asset value, end of period	$ 4.51	$ 11.02	$ 10.37	$ 10.35	$ 9.37
Total Return A, B	(50.77)%	15.36%	8.19%	10.88%	.43%
Ratios to Average Net Assets D, G
Expenses before reductions	.81%	.81%	.80%	.79%	.75%
Expenses net of fee waivers, if any	.81%	.81%	.80%	.79%	.75%
Expenses net of all reductions	.79%	.79%	.77%	.62%	.68%
Net investment income (loss)	.19%	(.44)%	(.43)%	(.24)%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,400	$ 70,788	$ 64,689	$ 78,892	$ 116,831
Portfolio turnover rate E	237%	213%	269%	249%	118%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.06 per share. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Total distributions of $1.51 per share is comprised of distributions from net investment income of $0.011 and distributions from net realized gain of $1.494 per share.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.97	$ 10.34	$ 10.33	$ 9.71
Income from Investment Operations
Net investment income (loss) E	.01	(.06)	(.06)	(.02)
Net realized and unrealized gain (loss)	(4.99)	1.50	.89	.64
Total from investment operations	(4.98)	1.44	.83	.62
Distributions from net investment income	(.01)	-	-	-
Distributions from net realized gain	(1.49)	(.82)	(.83)	-
Total distributions	(1.49) K	(.82)	(.83)	-
Redemption fees added to paid in capital E	- J	.01	.01	- J
Net asset value, end of period	$ 4.50	$ 10.97	$ 10.34	$ 10.33
Total Return B, C, D	(50.74)%	15.15%	8.10%	6.39%
Ratios to Average Net Assets F, I
Expenses before reductions	.90%	.93%	.93%	.97% A
Expenses net of fee waivers, if any	.90%	.93%	.93%	.97% A
Expenses net of all reductions	.89%	.91%	.90%	.80% A
Net investment income (loss)	.10%	(.56)%	(.56)%	(.45)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,903	$ 34,367	$ 15,939	$ 5,809
Portfolio turnover rate G	237%	213%	269%	249%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E  Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share. K Total distributions of $1.49 per share is comprised of distributions from net investment income of $0.005 and distributions from net realized gain of $1.485 per share.

See accompanying notes which are an integral part of the financial statements.

Fund Name/Sector

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Technology Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 814,017
Unrealized depreciation	(19,332,389)
Net unrealized appreciation (depreciation)	$ (18,518,372)

Capital loss carryforward	(15,064,221)

Cost for federal income tax purposes	$ 59,768,684

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 6,751,533	$ 3,662,874
Long-term Capital Gains	5,748,047	2,431,703
Total	$ 12,499,580	$ 6,094,577

Trading (Redemption) Fees. Shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $161,819,743 and $180,538,060, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 34,520
Investor Class	41,468
$ 75,988

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,206 for the period.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $165 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,207 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $28,508, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 62,217	$ -
Investor Class	15,654	-
Total	$ 77,871	$ -
From net realized gain
Initial Class	$ 8,440,333	$ 4,693,279
Investor Class	3,981,376	1,401,298
Total	$ 12,421,709	$ 6,094,577

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	1,178,491	2,595,070	$ 8,240,629	$ 28,838,207
Reinvestment of distributions	1,143,754	484,843	8,502,550	4,693,279
Shares redeemed	(3,119,510)	(2,892,839)	(22,814,157)	(29,640,764)
Net increase (decrease)	(797,265)	187,074	$ (6,070,978)	$ 3,890,722
Investor Class
Shares sold	1,576,768	2,580,889	$ 12,608,557	$ 28,186,641
Reinvestment of distributions	538,625	145,212	3,997,030	1,401,298
Shares redeemed	(2,379,042)	(1,134,869)	(16,521,194)	(11,678,312)
Net increase (decrease)	(263,649)	1,591,232	$ 84,393	$ 17,909,627

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Technology Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Technology Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Technology Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Initial class designates 1% and 52% and Investor Class designates 1% and 100% of the dividends distributed in February 2008 and December 2008, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	82,890,712.47	95.991
Withheld	3,461,988.43	4.009
TOTAL	86,352,700.90	100.000
Dennis J. Dirks
Affirmative	82,970,372.75	96.083
Withheld	3,382,328.15	3.917
TOTAL	86,352,700.90	100.000
Edward C. Johnson 3d
Affirmative	82,689,162.78	95.757
Withheld	3,663,538.12	4.243
TOTAL	86,352,700.90	100.000
Alan J. Lacy
Affirmative	83,041,222.35	96.165
Withheld	3,311,478.55	3.835
TOTAL	86,352,700.90	100.000
Ned C. Lautenbach
Affirmative	82,983,853.72	96.099
Withheld	3,368,847.18	3.901
TOTAL	86,352,700.90	100.000
Joseph Mauriello
Affirmative	83,138,122.14	96.277
Withheld	3,214,578.76	3.723
TOTAL	86,352,700.90	100.000
Cornelia M. Small
Affirmative	83,095,438.06	96.228
Withheld	3,257,262.84	3.772
TOTAL	86,352,700.90	100.000
William S. Stavropoulos
Affirmative	82,929,113.95	96.035
Withheld	3,423,586.95	3.965
TOTAL	86,352,700.90	100.000
David M. Thomas
Affirmative	83,095,487.87	96.228
Withheld	3,257,213.03	3.772
TOTAL	86,352,700.90	100.000
Michael E. Wiley
Affirmative	83,048,523.75	96.174
Withheld	3,304,177.15	3.826
TOTAL	86,352,700.90	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	74,393,635.26	86.151
Against	8,745,543.59	10.128
Abstain	3,213,522.05	3.721
TOTAL	86,352,700.90	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Technology Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, as available, the cumulative total returns of Initial Class and Investor Class of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark").

VIP Technology Portfolio

The Board stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Technology Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VTECIC-ANN-0209
1.817385.103

Fidelity® Variable Insurance Products:

Telecommunications Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of FundA
VIP Telecommunications - Initial Class	-47.41%	-32.11%
VIP Telecommunications - Investor Class	-47.46%	-32.19%

A From April 24, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Telecommunications Portfolio - Initial Class on April 24, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Gavin Baker, Portfolio Manager of VIP Telecommunications Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

For the 12-month period ending December 31, 2008, the fund significantly underperformed the -33.16% return of the MSCI® US Investable Market Telecommunications Services Index, as well as the return of the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Relative to the MSCI index, the fund was hurt by being significantly overweighted in the poor-performing alternative carriers group. Underweighting integrated telecommunication services stocks, specifically index heavyweights AT&T and Verizon - due to the fund's investment limitations - also detracted because these two stocks outperformed the MSCI index. In terms of other individual detractors, alternative carriers Global Crossing, which is based in Bermuda, and Level 3 Communications also hurt the fund. French company Gameloft, which sells video games for cell phones, and an out-of-index position in software firm Synchronoss Technologies further detracted. On the other hand, the fund benefited from strong stock selection in the wireless telecommunication services group. Specifically, it was helped by underweighting Sprint Nextel, which performed poorly. Another stock that contributed was broadcasting and cable TV company DIRECTV Group, in which the fund held an out-of-benchmark position. Spanish integrated telecommunication services company Telefonica SA, another out-of-benchmark holding, also did well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	1.00%
Actual		$ 1,000.00	$ 671.50	$ 4.20
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.08
Investor Class	1.08%
Actual		$ 1,000.00	$ 671.10	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.48

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	11.6	4.8
Qwest Communications International, Inc.	9.4	8.1
AT&T, Inc.	8.8	15.2
Global Crossing Ltd.	7.3	7.1
Starent Networks Corp.	4.8	3.7
Vodafone Group PLC sponsored ADR	4.7	4.7
Cbeyond, Inc.	4.2	1.1
tw telecom, inc.	3.7	4.9
The DIRECTV Group, Inc.	3.6	2.2
Gameloft	3.5	3.5
	61.6
Top Industries (% of fund's net assets)
As of December 31, 2008
Diversified Telecommunication Services	51.9%
Wireless Telecommunication Services	21.1%
Media	10.4%
Communications Equipment	5.2%
Software	3.8%
All Others*	7.6%

As of June 30, 2008
Diversified Telecommunication Services	56.1%
Wireless Telecommunication Services	22.5%
Media	10.5%
Software	4.4%
Communications Equipment	4.3%
All Others*	2.2%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 92.5%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 5.2%
Communications Equipment - 5.2%
Aruba Networks, Inc. (a)	5	$ 13
Infinera Corp. (a)	1,400	12,544
Nortel Networks Corp. (a)	100	26
Sandvine Corp. (a)	100	67
Sonus Networks, Inc. (a)	900	1,422
Starent Networks Corp. (a)	12,793	152,620
		166,692
DIVERSIFIED TELECOMMUNICATION SERVICES - 51.9%
Alternative Carriers - 11.7%
Cable & Wireless PLC	309	709
Cogent Communications Group, Inc. (a)	1,006	6,569
Global Crossing Ltd. (a)	29,044	230,609
Iliad Group SA	10	872
Level 3 Communications, Inc. (a)	19,292	13,504
PAETEC Holding Corp. (a)	1,400	2,016
tw telecom, inc. (a)	13,738	116,361
		370,640
Integrated Telecommunication Services - 40.2%
AT&T, Inc.	9,783	278,816
BT Group PLC	109	222
Cbeyond, Inc. (a)	8,343	133,321
China Unicom Ltd. sponsored ADR	5,300	64,660
Cincinnati Bell, Inc. (a)	3,500	6,755
FairPoint Communications, Inc.	522	1,712
France Telecom SA	700	19,604
NTELOS Holdings Corp.	36	888
PT Telkomunikasi Indonesia Tbk Series B	5,500	3,383
Qwest Communications International, Inc.	82,300	299,572
Telecom Italia SpA sponsored ADR	200	3,250
Telefonica SA sponsored ADR	1,400	94,346
Telenor ASA	100	679
Telenor ASA sponsored ADR	70	1,435
Telkom SA Ltd.	100	1,221
Verizon Communications, Inc.	10,900	369,513
		1,279,377
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		1,650,017
INTERNET SOFTWARE & SERVICES - 0.1%
Internet Software & Services - 0.1%
SAVVIS, Inc. (a)	401	2,763
MEDIA - 10.4%
Cable & Satellite - 10.4%
Comcast Corp. Class A	5,300	89,464
DISH Network Corp. Class A (a)	2,600	28,834
Dish TV India Ltd. (a)	112	46
Dish TV India Ltd. rights 1/5/09 (a)	135	0

	Shares	Value
The DIRECTV Group, Inc. (a)	5,040	$ 115,466
Virgin Media, Inc.	19,400	96,806
		330,616
SOFTWARE - 3.8%
Application Software - 0.3%
OnMobile Global Ltd.	2,081	9,636
Synchronoss Technologies, Inc. (a)	37	394
		10,030
Home Entertainment Software - 3.5%
Gameloft (a)	52,114	111,043
Glu Mobile, Inc. (a)	1,989	995
		112,038
TOTAL SOFTWARE		122,068
WIRELESS TELECOMMUNICATION SERVICES - 21.1%
Wireless Telecommunication Services - 21.1%
American Tower Corp. Class A (a)	2,800	82,096
Bharti Airtel Ltd. (a)	36	531
Centennial Communications Corp. Class A (a)	1,400	11,284
Clearwire Corp. Class A (a)	290	1,430
Crown Castle International Corp. (a)	2,617	46,007
Idea Cellular Ltd. (a)	63	68
Leap Wireless International, Inc. (a)	2,000	53,780
MetroPCS Communications, Inc. (a)	957	14,211
Millicom International Cellular SA	817	36,691
MTN Group Ltd.	600	6,957
NII Holdings, Inc. (a)	1,900	34,542
SBA Communications Corp. Class A (a)	2,818	45,990
Sprint Nextel Corp.	58,487	107,031
Syniverse Holdings, Inc. (a)	432	5,158
Telephone & Data Systems, Inc.	230	7,303
TIM Participacoes SA sponsored ADR (non-vtg.)	1,000	12,490
Turkcell Iletisim Hizmet AS sponsored ADR	1,900	27,702
Vivo Participacoes SA sponsored ADR	2,300	28,842
Vodafone Group PLC sponsored ADR	7,300	149,212
		671,325
TOTAL COMMON STOCKS (Cost $4,956,817)		2,943,481
Money Market Funds - 8.5%
	Shares	Value
Fidelity Cash Central Fund, 1.06% (b) (Cost $270,264)	270,264	$ 270,264
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $5,227,081)	3,213,745
NET OTHER ASSETS - (1.0)%	(32,481)
NET ASSETS - 100%	3,181,264
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,179
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 3,213,745	$ 3,058,774	$ 154,971	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	74.7%
Bermuda	7.3%
United Kingdom	4.7%
France	4.1%
Spain	3.0%
Hong Kong	2.0%
Brazil	1.3%
Luxembourg	1.2%
Others (individually less than 1%)	1.7%
100.0%
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $1,999,657 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $160,257 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $4,956,817)	$ 2,943,481
Fidelity Central Funds (cost $270,264)	270,264
Total Investments (cost $5,227,081)		$ 3,213,745
Receivable for investments sold		8,750
Receivable for fund shares sold		27,456
Dividends receivable		3,256
Distributions receivable from Fidelity Central Funds		95
Prepaid expenses		38
Receivable from investment adviser for expense reductions		13,135
Other receivables		938
Total assets		3,267,413

Liabilities
Payable for investments purchased	$ 46,353
Payable for fund shares redeemed	3
Accrued management fee	1,402
Other affiliated payables	365
Other payables and accrued expenses	38,026
Total liabilities		86,149

Net Assets		$ 3,181,264
Net Assets consist of:
Paid in capital		$ 7,654,962
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,460,157)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,013,541)
Net Assets		$ 3,181,264
Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($1,549,123 ÷ 321,814 shares)	$ 4.81

Investor Class: Net Asset Value, offering price and redemption price per share ($1,632,141 ÷ 339,781 shares)	$ 4.80

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008
Investment Income
Dividends		$ 118,153
Interest		102
Income from Fidelity Central Funds		2,179
Total income		120,434

Expenses
Management fee	$ 29,159
Transfer agent fees	12,044
Accounting fees and expenses	2,031
Custodian fees and expenses	26,986
Independent trustees' compensation	26
Audit	39,079
Legal	32
Miscellaneous	669
Total expenses before reductions	110,026
Expense reductions	(55,903)	54,123
Net investment income (loss)		66,311
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,213,595)
Foreign currency transactions	491
Total net realized gain (loss)		(2,213,104)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $593)	(1,314,806)
Assets and liabilities in foreign currencies	(203)
Total change in net unrealized appreciation (depreciation)		(1,315,009)
Net gain (loss)		(3,528,113)
Net increase (decrease) in net assets resulting from operations		$ (3,461,802)

Statement of Changes in Net Assets

	Year ended December 31, 2008	For the period April 24, 2007 (commencement of operations) to December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 66,311	$ 38,828
Net realized gain (loss)	(2,213,104)	161,086
Change in net unrealized appreciation (depreciation)	(1,315,009)	(698,532)
Net increase (decrease) in net assets resulting from operations	(3,461,802)	(498,618)
Distributions to shareholders from net investment income	(68,515)	(41,369)
Distributions to shareholders from net realized gain	-	(405,249)
Total distributions	(68,515)	(446,618)
Share transactions - net increase (decrease)	(1,545,159)	9,194,365
Redemption fees	2,509	5,102
Total increase (decrease) in net assets	(5,072,967)	8,254,231

Net Assets
Beginning of period	8,254,231	-
End of period	$ 3,181,264	$ 8,254,231

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007H

Selected Per-Share Data
Net asset value, beginning of period	$ 9.36	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.09	.05
Net realized and unrealized gain (loss)	(4.53)	(.17)
Total from investment operations	(4.44)	(.12)
Distributions from net investment income	(.11)	(.05)
Distributions from net realized gain	-	(.48)
Total distributions	(.11)	(.53)
Redemption fees added to paid in capitalE	-J	.01
Net asset value, end of period	$ 4.81	$ 9.36
Total Return B, C, D	(47.41)%	(1.18)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.07%	1.37%A
Expenses net of fee waivers, if any	1.00%	1.00%A
Expenses net of all reductions	.99%	1.00%A
Net investment income (loss)	1.32%	.63%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,549	$ 3,956
Portfolio turnover rateG	203%	160%A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period April 24, 2007 (commencement of operations) to December 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007H

Selected Per-Share Data
Net asset value, beginning of period	$ 9.35	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.09	.04
Net realized and unrealized gain (loss)	(4.53)	(.17)
Total from investment operations	(4.44)	(.13)
Distributions from net investment income	(.11)	(.05)
Distributions from net realized gain	-	(.48)
Total distributions	(.11)	(.53)
Redemption fees added to paid in capitalE	-J	.01
Net asset value, end of period	$ 4.80	$ 9.35
Total Return B, C, D	(47.46)%	(1.28)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.15%	1.50%A
Expenses net of fee waivers, if any	1.09%	1.15%A
Expenses net of all reductions	1.08%	1.15%A
Net investment income (loss)	1.23%	.48%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,632	$ 4,298
Portfolio turnover rateG	203%	160%A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period April 24, 2007 (commencement of operations) to December 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Telecommunications Portfolio (the Fund) is a fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 78,239
Unrealized depreciation	(2,392,024)
Net unrealized appreciation (depreciation)	(2,313,785)
Capital loss carryforward	(1,999,657)

Cost for federal income tax purposes	$ 5,527,530

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 68,515	$ 446,618

Trading (Redemption) Fees. Shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,608,590 and $12,412,890, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 4,704
Investor Class	7,340
$ 12,044

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $806 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Initial Class	1.00%	$ 26,277
Investor Class	1.15%-1.08%*	29,093
		$ 55,370

* Expense limitation in effect at period end.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

Effective February 1, 2008 the expense limitation changed to 1.08% for the Investor Class.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $533 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007A
From net investment income
Initial Class	$ 34,167	$ 19,585
Investor Class	34,348	21,784
Total	$ 68,515	$ 41,369
From net realized gain
Initial Class	$ -	$ 191,851
Investor Class	-	213,398
Total	$ -	$ 405,249

A For the period April 24, 2007 (commencement of operations) to December 31, 2007.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007A	2008	2007A
Initial Class
Shares sold	166,405	673,203	$ 1,029,476	$ 7,061,076
Reinvestment of distributions	7,239	22,280	34,167	211,436
Shares redeemed	(274,366)	(272,947)	(1,833,477)	(2,817,196)
Net increase (decrease)	(100,722)	422,536	$ (769,834)	$ 4,455,316
Investor Class
Shares sold	149,553	695,098	$ 986,673	$ 7,280,048
Reinvestment of distributions	7,293	24,808	34,348	235,182
Shares redeemed	(276,604)	(260,367)	(1,796,346)	(2,776,181)
Net increase (decrease)	(119,758)	459,539	$ (775,325)	$ 4,739,049

A For the period April 24, 2007 (commencement of operations) to December 31, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Telecommunications Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Telecommunications Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Telecommunications Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000- 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006- 2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008- present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Initial Class and Investors Class each designate 100% of each dividends distributed in December 2008, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	82,890,712.47	95.991
Withheld	3,461,988.43	4.009
TOTAL	86,352,700.90	100.000
Dennis J. Dirks
Affirmative	82,970,372.75	96.083
Withheld	3,382,328.15	3.917
TOTAL	86,352,700.90	100.000
Edward C. Johnson 3d
Affirmative	82,689,162.78	95.757
Withheld	3,663,538.12	4.243
TOTAL	86,352,700.90	100.000
Alan J. Lacy
Affirmative	83,041,222.35	96.165
Withheld	3,311,478.55	3.835
TOTAL	86,352,700.90	100.000
Ned C. Lautenbach
Affirmative	82,983,853.72	96.099
Withheld	3,368,847.18	3.901
TOTAL	86,352,700.90	100.000
Joseph Mauriello
Affirmative	83,138,122.14	96.277
Withheld	3,214,578.76	3.723
TOTAL	86,352,700.90	100.000
Cornelia M. Small
Affirmative	83,095,438.06	96.228
Withheld	3,257,262.84	3.772
TOTAL	86,352,700.90	100.000
William S. Stavropoulos
Affirmative	82,929,113.95	96.035
Withheld	3,423,586.95	3.965
TOTAL	86,352,700.90	100.000
David M. Thomas
Affirmative	83,095,487.87	96.228
Withheld	3,257,213.03	3.772
TOTAL	86,352,700.90	100.000
Michael E. Wiley
Affirmative	83,048,523.75	96.174
Withheld	3,304,177.15	3.826
TOTAL	86,352,700.90	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	74,393,635.26	86.151
Against	8,745,543.59	10.128
Abstain	3,213,522.05	3.721
TOTAL	86,352,700.90	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Telecommunications Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor, as well as additional amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc. The Board further approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Telecommunications Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Initial Class ranked below its competitive median for the period, and the total expenses of Investor Class ranked above its competitive median for the period. The Board considered that the total expenses of Investor Class were above the median primarily due to its higher transfer agent fee. The Board noted that the fund offers multiple classes and that the multiple structures are intended to offer pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily due to differences in transfer agent fees.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong)
Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VTELP-ANN-0209
1.851004.101

Fidelity® Variable Insurance Products:

Utilities Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Life of fund A
VIP Utilities - Initial Class C	-35.61%	6.93%	0.84%
VIP Utilities - Investor ClassB,C	-35.65%	6.84%	0.78%

A From July 19, 2001.

B The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

C Prior to October 1, 2006, VIP Utilities operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Utilities Portfolio - Initial Class on July 19, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Douglas Simmons, Portfolio Manager of VIP Utilities Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system, and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

For the year ending December 31, 2008, the fund significantly underperformed the -27.99% return of the MSCI® US Investable Market Utilities Index but modestly outperformed the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Unfavorable security selection among electric utilities, multi-utilities, and gas utilities detracted versus the MSCI index, as did modestly overweighting the independent power/energy traders area and underweighting multi-utilities. More-successful stock selection in the oil/gas storage/transport group modestly boosted relative performance, as did an out-of-benchmark position in electronic equipment/instruments. Detractors included not owning Atlanta-based electric utility and index heavyweight Southern Company; an investment in Constellation Energy, an independent power producer located in Maryland; Pennsylvania-based electric utilities Allegheny Energy and PPL; New Jersey-based independent power producer NRG Energy; underweighting multi-utility Dominion Resources, located in Virginia; and Teco Energy, a multi-utility in Florida. Contributions came from an out-of-benchmark position in oil and gas storage and transport company Spectra Energy, located in Houston; underweighting another Houston-based firm, independent power producer Dynegy; overweighting Kansas-based electric utility Westar Energy; and timely ownership of multi-utility CenterPoint Energy, also headquartered in Houston. Some securities mentioned in this report were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.76%
Actual		$ 1,000.00	$ 661.60	$ 3.17
Hypothetical A		$ 1,000.00	$ 1,021.32	$ 3.86
Investor Class	.86%
Actual		$ 1,000.00	$ 661.70	$ 3.59
Hypothetical A		$ 1,000.00	$ 1,020.81	$ 4.37

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Exelon Corp.	11.2	12.9
Entergy Corp.	7.0	6.7
American Electric Power Co., Inc.	6.0	4.0
Public Service Enterprise Group, Inc.	5.8	5.9
FirstEnergy Corp.	5.7	4.9
FPL Group, Inc.	5.4	7.6
Dominion Resources, Inc.	4.8	2.2
Edison International	4.4	4.2
Duke Energy Corp.	4.3	0.0
Sempra Energy	4.3	4.8
	58.9
Top Industries (% of fund's net assets)
As of December 31, 2008
Electric Utilities	63.3%
Multi-utilities	24.2%
Independent Power Producers & Energy Traders	5.0%
Gas Utilities	2.4%
Diversified Financial Services	0.4%
All Others*	4.7%

As of June 30, 2008
Electric Utilities	58.4%
Multi-utilities	16.6%
Independent Power Producers & Energy Traders	16.4%
Gas Utilities	5.3%
Oil, Gas & Consumable Fuels	0.7%
All Others*	2.6%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 0.4%
Other Diversifed Financial Services - 0.4%
Hicks Acquisition Co. I, Inc. unit (a)	20,200	$ 180,184
ELECTRIC UTILITIES - 63.3%
Electric Utilities - 63.3%
Allegheny Energy, Inc.	43,800	1,483,068
American Electric Power Co., Inc.	90,800	3,021,824
DPL, Inc.	61,800	1,411,512
Duke Energy Corp.	145,300	2,180,953
Edison International	68,600	2,203,432
Entergy Corp.	42,600	3,541,338
Exelon Corp.	101,000	5,616,609
FirstEnergy Corp.	58,601	2,846,837
FPL Group, Inc.	54,000	2,717,820
Northeast Utilities	61,500	1,479,690
NV Energy, Inc.	115,600	1,143,284
Pepco Holdings, Inc.	28,200	500,832
Portland General Electric Co.	15,989	311,306
PPL Corp.	44,335	1,360,641
Progress Energy, Inc.	50,800	2,024,380
		31,843,526
GAS UTILITIES - 2.4%
Gas Utilities - 2.4%
AGL Resources, Inc.	7,400	231,990
Atmos Energy Corp.	10,900	258,330
Questar Corp.	22,000	719,180
		1,209,500
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 5.0%
Independent Power Producers & Energy Traders - 5.0%
AES Corp. (a)	80,150	660,436
Constellation Energy Group, Inc.	21,400	536,926
Dynegy, Inc. Class A (a)	61,600	123,200

	Shares	Value
Mirant Corp. (a)	24,700	$ 466,089
NRG Energy, Inc. (a)	31,900	744,227
		2,530,878
MULTI-UTILITIES - 24.2%
Multi-Utilities - 24.2%
Ameren Corp.	23,510	781,943
CMS Energy Corp.	33,900	342,729
Dominion Resources, Inc.	67,200	2,408,448
NiSource, Inc.	34,600	379,562
OGE Energy Corp.	15,300	394,434
PG&E Corp.	37,945	1,468,851
Public Service Enterprise Group, Inc.	100,200	2,922,834
Puget Energy, Inc.	16,180	441,229
Sempra Energy	50,600	2,157,078
Wisconsin Energy Corp.	20,200	847,996
		12,145,104
TOTAL COMMON STOCKS (Cost $54,589,473)		47,909,192
Money Market Funds - 4.6%

Fidelity Cash Central Fund, 1.06% (b) (Cost $2,334,394)	2,334,394	2,334,394
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $56,923,867)		50,243,586
NET OTHER ASSETS - 0.1%		34,455
NET ASSETS - 100%		$ 50,278,041
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 42,749
Fidelity Securities Lending Cash Central Fund	15,959
Total	$ 58,708
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 50,243,586	$ 50,243,586	$ -	$ -
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $3,279,978 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $1,820,843 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $54,589,473)	$ 47,909,192
Fidelity Central Funds (cost $2,334,394)	2,334,394
Total Investments (cost $56,923,867)		$ 50,243,586
Receivable for investments sold		29,994
Receivable for fund shares sold		38,587
Dividends receivable		73,141
Distributions receivable from Fidelity Central Funds		1,128
Prepaid expenses		606
Other receivables		16,261
Total assets		50,403,303

Liabilities
Payable for investments purchased	$ 45,166
Payable for fund shares redeemed	15,943
Accrued management fee	22,997
Other affiliated payables	5,497
Other payables and accrued expenses	35,659
Total liabilities		125,262

Net Assets		$ 50,278,041
Net Assets consist of:
Paid in capital		$ 65,078,727
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,120,405)
Net unrealized appreciation (depreciation) on investments		(6,680,281)
Net Assets		$ 50,278,041

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($31,759,652 ÷ 3,899,406 shares)	$ 8.14

Investor Class: Net Asset Value, offering price and redemption price per share ($18,518,389 ÷ 2,280,623 shares)	$ 8.12

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 2,115,559
Interest		1,822
Income from Fidelity Central Funds		58,708
Total income		2,176,089

Expenses
Management fee	$ 476,382
Transfer agent fees	91,918
Accounting and security lending fees	33,949
Custodian fees and expenses	10,032
Independent trustees' compensation	419
Audit	39,811
Legal	546
Miscellaneous	8,908
Total expenses before reductions	661,965
Expense reductions	(1,125)	660,840
Net investment income (loss)		1,515,249
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(7,926,278)
Foreign currency transactions	4,004
Total net realized gain (loss)		(7,922,274)
Change in net unrealized appreciation (depreciation) on investment securities		(28,563,857)
Net gain (loss)		(36,486,131)
Net increase (decrease) in net assets resulting from operations		$ (34,970,882)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,515,249	$ 2,144,694
Net realized gain (loss)	(7,922,274)	2,935,331
Change in net unrealized appreciation (depreciation)	(28,563,857)	12,809,570
Net increase (decrease) in net assets resulting from operations	(34,970,882)	17,889,595
Distributions to shareholders from net investment income	(1,542,657)	(2,306,423)
Distributions to shareholders from net realized gain	(278,438)	(2,632,223)
Total distributions	(1,821,095)	(4,938,646)
Share transactions - net increase (decrease)	(39,256,959)	17,247,792
Redemption fees	25,756	60,056
Total increase (decrease) in net assets	(76,023,180)	30,258,797

Net Assets
Beginning of period	126,301,221	96,042,424
End of period	$ 50,278,041	$ 126,301,221

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 13.09	$ 11.29	$ 9.53	$ 9.14	$ 7.42
Income from Investment Operations
Net investment income (loss) C	.20	.21	.24	.17	.17 F
Net realized and unrealized gain (loss)	(4.86)	2.12	2.76	.71	1.65
Total from investment operations	(4.66)	2.33	3.00	.88	1.82
Distributions from net investment income	(.26)	(.25)	(.14)	(.19)	(.11)
Distributions from net realized gain	(.03)	(.29)	(1.10)	(.30)	-
Total distributions	(.29)	(.54)	(1.24) J	(.49) I	(.11)
Redemption fees added to paid in capital C	- H	.01	- H	- H	.01
Net asset value, end of period	$ 8.14	$ 13.09	$ 11.29	$ 9.53	$ 9.14
Total Return A, B	(35.61)%	20.67%	31.79%	9.54%	24.61%
Ratios to Average Net Assets D, G
Expenses before reductions	.75%	.73%	.81%	.83%	1.04%
Expenses net of fee waivers, if any	.75%	.73%	.81%	.83%	1.04%
Expenses net of all reductions	.74%	.73%	.80%	.80%	1.00%
Net investment income (loss)	1.81%	1.65%	2.20%	1.81%	2.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,760	$ 84,105	$ 77,153	$ 36,444	$ 38,182
Portfolio turnover rate E	112%	90%	139%	100%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.05 per share. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Total distributions of $.49 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $.295 per share. J Total distributions of $1.24 per share is comprised of distributions from net investment income of $.139 and distributions from net realized gain of $1.105 per share.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.05	$ 11.26	$ 9.52	$ 9.72
Income from Investment Operations
Net investment income (loss) E	.19	.19	.23	.05
Net realized and unrealized gain (loss)	(4.84)	2.12	2.75	.24
Total from investment operations	(4.65)	2.31	2.98	.29
Distributions from net investment income	(.25)	(.24)	(.13)	(.20)
Distributions from net realized gain	(.03)	(.29)	(1.10)	(.30)
Total distributions	(.28)	(.53)	(1.24) L	(.49) K
Redemption fees added to paid in capital E	- J	.01	- J	- J
Net asset value, end of period	$ 8.12	$ 13.05	$ 11.26	$ 9.52
Total Return B, C, D	(35.65)%	20.53%	31.56%	2.94%
Ratios to Average Net Assets F, I
Expenses before reductions	.84%	.84%	.96%	1.16% A
Expenses net of fee waivers, if any	.84%	.84%	.96%	1.16% A
Expenses net of all reductions	.84%	.84%	.96%	1.12% A
Net investment income (loss)	1.72%	1.53%	2.04%	1.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,518	$ 42,196	$ 18,889	$ 1,150
Portfolio turnover rate G	112%	90%	139%	100%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share. K Total distributions of $.49 per share is comprised of distributions from net investment income of $.196 and distributions from net realized gain of $.295 per share. L Total distributions of $1.24 per share is comprised of distributions from net investment income of $.134 and distributions from net realized gain of $1.105 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Utilities Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments, is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,144,787
Unrealized depreciation	(10,844,653)
Net unrealized appreciation (depreciation)	(9,699,866)
Capital loss carryforward	(3,279,978)

Cost for federal income tax purposes	$ 59,943,452

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 1,635,469	$ 3,081,321
Long-term Capital Gains	185,626	1,857,325
Total	$ 1,821,095	$ 4,938,646

Trading (Redemption) Fees. Shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $94,055,284 and $131,782,243, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 41,903
Investor Class	50,015
$ 91,918

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,694 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $202 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $15,959.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,125 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $3,366, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 992,400	$ 1,565,772
Investor Class	550,257	740,651
Total	$ 1,542,657	$ 2,306,423
From net realized gain
Initial Class	$ 185,094	$ 1,776,075
Investor Class	93,344	856,148
Total	$ 278,438	$ 2,632,223

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	534,178	4,552,813	$ 5,586,449	$ 58,700,689
Reinvestment of distributions	140,658	253,185	1,177,495	3,341,847
Shares redeemed	(3,198,980)	(5,217,379)	(35,570,008)	(65,354,798)
Net increase (decrease)	(2,524,144)	(411,381)	$ (28,806,064)	$ (3,312,262)
Investor Class
Shares sold	603,317	3,608,070	$ 6,888,002	$ 46,292,465
Reinvestment of distributions	77,430	121,138	643,601	1,596,799
Shares redeemed	(1,633,572)	(2,173,696)	(17,982,498)	(27,329,210)
Net increase (decrease)	(952,825)	1,555,512	$ (10,450,895)	$ 20,560,054

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Utilities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Utilities Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Utilities Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Initial Class and Investor Class designate 58% and 100% of the dividends distributed in February 2008 and December 2008, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	82,890,712.47	95.991
Withheld	3,461,988.43	4.009
TOTAL	86,352,700.90	100.000
Dennis J. Dirks
Affirmative	82,970,372.75	96.083
Withheld	3,382,328.15	3.917
TOTAL	86,352,700.90	100.000
Edward C. Johnson 3d
Affirmative	82,689,162.78	95.757
Withheld	3,663,538.12	4.243
TOTAL	86,352,700.90	100.000
Alan J. Lacy
Affirmative	83,041,222.35	96.165
Withheld	3,311,478.55	3.835
TOTAL	86,352,700.90	100.000
Ned C. Lautenbach
Affirmative	82,983,853.72	96.099
Withheld	3,368,847.18	3.901
TOTAL	86,352,700.90	100.000
Joseph Mauriello
Affirmative	83,138,122.14	96.277
Withheld	3,214,578.76	3.723
TOTAL	86,352,700.90	100.000
Cornelia M. Small
Affirmative	83,095,438.06	96.228
Withheld	3,257,262.84	3.772
TOTAL	86,352,700.90	100.000
William S. Stavropoulos
Affirmative	82,929,113.95	96.035
Withheld	3,423,586.95	3.965
TOTAL	86,352,700.90	100.000
David M. Thomas
Affirmative	83,095,487.87	96.228
Withheld	3,257,213.03	3.772
TOTAL	86,352,700.90	100.000
Michael E. Wiley
Affirmative	83,048,523.75	96.174
Withheld	3,304,177.15	3.826
TOTAL	86,352,700.90	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	74,393,635.26	86.151
Against	8,745,543.59	10.128
Abstain	3,213,522.05	3.721
TOTAL	86,352,700.90	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Utilities Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, as available, the cumulative total returns of Initial Class and Investor Class of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark").

VIP Utilities Portfolio

The Board stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Utilities Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VTELIC-ANN-0209
1.817391.103

Fidelity® Variable Insurance Products:
Value Leaders Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

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Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Life of fund A
VIP® Value Leaders - Initial Class	-44.61%	-3.28%	-0.88%
VIP Value Leaders - Service Class B	-44.69%	-3.37%	-0.98%
VIP Value Leaders - Service Class 2 C	-44.77%	-3.53%	-1.14%
VIP Value Leaders - Investor Class D	-44.67%	-3.35%	-0.94%

A From June 17, 2003.

B Performance of Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance of Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Value Leaders Portfolio - Initial Class on June 17, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Hebard, Portfolio Manager of VIP Value Leaders Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

For the 12-month period ending December 31, 2008, the fund significantly underperformed its benchmark, the Russell 1000® Value Index, which returned -36.85%. (For specific portfolio results, please refer to the performance section of this report.) I misjudged how deep and severe the economic slowdown would become, and that misjudgment led to some poor stock picking on my part - particularly in financials, energy and utilities, which were the fund's worst-performing sectors during the period relative to the index. Top individual detractors included financial companies that didn't survive the credit crisis, such as investment company Lehman Brothers and banking firm Wachovia, or were transformed by it, such as insurer American International Group (AIG). Underweighting Exxon Mobil and Chevron, two large oil companies whose stocks declined less than the overall index, also detracted. By period end, the fund no longer owned AIG or Lehman. On the positive side, underweighting Citigroup and General Electric and avoiding Sprint Nextel - three index components that performed poorly - aided relative results. Citigroup's share price was weighed down by significant credit losses. Problems in its industrial and financial services businesses hurt industrial conglomerate General Electric. Sprint's stock was crushed by investor concerns about its ability to compete and the level of debt on its balance sheet. A modest cash position during part of the period also aided fund performance in a declining market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.83%
Actual		$ 1,000.00	$ 652.10	$ 3.45
Hypothetical A		$ 1,000.00	$ 1,020.96	$ 4.22
Service Class	.91%
Actual		$ 1,000.00	$ 651.40	$ 3.78
Hypothetical A		$ 1,000.00	$ 1,020.56	$ 4.62
Service Class 2	1.06%
Actual		$ 1,000.00	$ 650.40	$ 4.40
Hypothetical A		$ 1,000.00	$ 1,019.81	$ 5.38
Investor Class	.91%
Actual		$ 1,000.00	$ 651.60	$ 3.78
Hypothetical A		$ 1,000.00	$ 1,020.56	$ 4.62

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.5	2.6
AT&T, Inc.	3.7	3.7
Chevron Corp.	3.4	0.0
Wells Fargo & Co.	3.4	0.0
Exxon Mobil Corp.	3.1	3.1
Bank of America Corp.	3.1	3.0
Verizon Communications, Inc.	2.6	2.2
ConocoPhillips	2.4	6.1
Procter & Gamble Co.	1.9	1.3
Merck & Co., Inc.	1.8	1.3
	29.9
Top Five Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.7	24.4
Energy	16.5	21.1
Health Care	11.2	7.1
Consumer Discretionary	9.4	7.1
Industrials	8.7	8.9
Asset Allocation (% of fund's net assets)
As of December 31, 2008*		As of June 30, 2008**
	Stocks 99.5%		Stocks 98.7%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 1.3%
* Foreign investments	13.0%	** Foreign investments	13.0%

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CONSUMER DISCRETIONARY - 9.4%
Auto Components - 0.5%
Johnson Controls, Inc.	11,700	$ 212,472
Automobiles - 0.2%
Renault SA	2,700	70,794
Diversified Consumer Services - 0.7%
Brinks Home Security Holdings, Inc. (a)	350	7,672
H&R Block, Inc.	13,600	308,992
		316,664
Household Durables - 2.5%
Black & Decker Corp.	5,000	209,050
Centex Corp.	30,600	325,584
KB Home	30,500	415,410
Pulte Homes, Inc.	10,900	119,137
Whirlpool Corp.	2,200	90,970
		1,160,151
Media - 2.1%
Comcast Corp. Class A (special) (non-vtg.)	21,500	347,225
News Corp. Class A	24,500	222,705
Time Warner, Inc.	38,300	385,298
		955,228
Specialty Retail - 3.4%
Advance Auto Parts, Inc.	5,000	168,250
Home Depot, Inc.	8,750	201,425
Lowe's Companies, Inc.	14,800	318,496
PetSmart, Inc.	6,300	116,235
Ross Stores, Inc.	8,600	255,678
Staples, Inc.	21,500	385,280
Williams-Sonoma, Inc.	11,600	91,176
		1,536,540
Textiles, Apparel & Luxury Goods - 0.0%
Liz Claiborne, Inc.	8,500	22,100
TOTAL CONSUMER DISCRETIONARY		4,273,949
CONSUMER STAPLES - 8.4%
Beverages - 1.2%
Anheuser-Busch InBev NV	13,920	324,802
Molson Coors Brewing Co. Class B	3,300	161,436
The Coca-Cola Co.	1,600	72,432
		558,670
Food & Staples Retailing - 1.9%
CVS Caremark Corp.	11,100	319,014
Kroger Co.	8,900	235,049
Sysco Corp.	4,800	110,112
Winn-Dixie Stores, Inc. (a)	12,400	199,640
		863,815
Food Products - 1.8%
Cermaq ASA	9,500	36,787

	Shares	Value
Marine Harvest ASA (a)	230,000	$ 35,471
Nestle SA (Reg.)	16,654	657,953
Tyson Foods, Inc. Class A	8,100	70,956
		801,167
Household Products - 2.3%
Energizer Holdings, Inc. (a)	3,500	189,490
Procter & Gamble Co.	13,700	846,934
		1,036,424
Tobacco - 1.2%
Altria Group, Inc.	11,900	179,214
British American Tobacco PLC sponsored ADR	7,300	386,462
		565,676
TOTAL CONSUMER STAPLES		3,825,752
ENERGY - 16.5%
Energy Equipment & Services - 2.3%
ENSCO International, Inc.	3,350	95,107
Nabors Industries Ltd. (a)	27,400	327,978
National Oilwell Varco, Inc. (a)	9,326	227,927
Noble Corp.	4,300	94,987
Patterson-UTI Energy, Inc.	10,000	115,100
Transocean Ltd. (a)	2,000	94,500
Weatherford International Ltd. (a)	7,700	83,314
		1,038,913
Oil, Gas & Consumable Fuels - 14.2%
Chesapeake Energy Corp.	22,700	367,059
Chevron Corp.	20,800	1,538,576
ConocoPhillips	20,680	1,071,224
EOG Resources, Inc.	3,200	213,056
Exxon Mobil Corp.	17,900	1,428,957
Hess Corp.	3,700	198,468
Occidental Petroleum Corp.	12,800	767,872
Petrohawk Energy Corp. (a)	10,700	167,241
Plains Exploration & Production Co. (a)	8,600	199,864
Quicksilver Resources, Inc. (a)	12,100	67,397
Range Resources Corp.	2,900	99,731
Ultra Petroleum Corp. (a)	9,300	320,943
Uranium One, Inc. (a)	12,000	17,654
		6,458,042
TOTAL ENERGY		7,496,955
FINANCIALS - 24.6%
Capital Markets - 5.9%
Bank of New York Mellon Corp.	26,100	739,413
Charles Schwab Corp.	8,368	135,311
Franklin Resources, Inc.	4,800	306,144
Goldman Sachs Group, Inc.	3,400	286,926
Julius Baer Holding Ltd.	2,742	106,029
KKR Private Equity Investors, LP (a)	18,738	65,583
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
KKR Private Equity Investors, LP Restricted Depositary Units (a)(e)	1,700	$ 5,950
Merrill Lynch & Co., Inc.	11,100	129,204
Morgan Stanley	15,000	240,600
State Street Corp.	11,800	464,094
T. Rowe Price Group, Inc.	6,100	216,184
		2,695,438
Commercial Banks - 4.7%
Huntington Bancshares, Inc.	15,900	121,794
National City Corp.	125,000	226,250
Wachovia Corp.	48,400	268,136
Wells Fargo & Co.	51,940	1,531,191
		2,147,371
Consumer Finance - 0.8%
Capital One Financial Corp.	8,300	264,687
Discover Financial Services	10,000	95,300
		359,987
Diversified Financial Services - 8.2%
Bank of America Corp.	100,392	1,413,519
CIT Group, Inc. (d)	24,200	109,868
Citigroup, Inc.	19,500	130,845
JPMorgan Chase & Co.	64,996	2,049,323
		3,703,555
Insurance - 3.9%
ACE Ltd.	11,420	604,346
Allied World Assurance Co. Holdings Ltd.	2,400	97,440
Argo Group International Holdings, Ltd. (a)	4,652	157,796
Everest Re Group Ltd.	5,900	449,226
Hartford Financial Services Group, Inc.	3,100	50,902
Loews Corp.	5,000	141,250
PartnerRe Ltd.	3,600	256,572
		1,757,532
Real Estate Investment Trusts - 0.8%
Alexandria Real Estate Equities, Inc.	3,400	205,156
CapitalSource, Inc.	17,900	82,698
General Growth Properties, Inc.	16,470	21,246
Simon Property Group, Inc.	1,300	69,069
		378,169
Real Estate Management & Development - 0.3%
CB Richard Ellis Group, Inc. Class A (a)	25,800	111,456
TOTAL FINANCIALS		11,153,508
HEALTH CARE - 11.2%
Biotechnology - 2.3%
Amgen, Inc. (a)	12,900	744,975

	Shares	Value
Biogen Idec, Inc. (a)	3,700	$ 176,231
Cephalon, Inc. (a)	1,400	107,856
		1,029,062
Health Care Equipment & Supplies - 2.5%
Baxter International, Inc.	4,500	241,155
Boston Scientific Corp. (a)	25,700	198,918
Covidien Ltd.	13,782	499,460
Medtronic, Inc.	6,100	191,662
		1,131,195
Health Care Providers & Services - 1.0%
Brookdale Senior Living, Inc.	10,500	58,590
UnitedHealth Group, Inc.	14,300	380,380
		438,970
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc. (a)	3,500	119,245
Pharmaceuticals - 5.2%
Allergan, Inc.	2,400	96,768
Bristol-Myers Squibb Co.	6,361	147,893
Johnson & Johnson	4,600	275,218
Merck & Co., Inc.	26,900	817,760
Pfizer, Inc.	23,100	409,101
Sepracor, Inc. (a)	8,400	92,232
Wyeth	13,860	519,889
		2,358,861
TOTAL HEALTH CARE		5,077,333
INDUSTRIALS - 8.7%
Aerospace & Defense - 2.5%
Honeywell International, Inc.	18,800	617,204
Raytheon Co.	4,800	244,992
The Boeing Co.	3,000	128,010
United Technologies Corp.	2,500	134,000
		1,124,206
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	4,000	220,640
Airlines - 0.2%
Delta Air Lines, Inc. (a)	7,600	87,096
Building Products - 0.9%
Masco Corp.	27,900	310,527
Owens Corning (a)	6,900	119,370
		429,897
Commercial Services & Supplies - 0.5%
Republic Services, Inc.	9,045	224,226
Electrical Equipment - 0.2%
Acuity Brands, Inc.	2,000	69,820
Industrial Conglomerates - 2.5%
General Electric Co.	44,140	715,068
McDermott International, Inc. (a)	7,400	73,112
Siemens AG sponsored ADR	4,900	371,175
		1,159,355
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 1.1%
Cummins, Inc.	5,300	$ 141,669
Illinois Tool Works, Inc.	3,600	126,180
Ingersoll-Rand Co. Ltd. Class A	7,700	133,595
Sulzer AG (Reg.)	1,888	108,702
		510,146
Road & Rail - 0.3%
Con-way, Inc.	4,800	127,680
TOTAL INDUSTRIALS		3,953,066
INFORMATION TECHNOLOGY - 6.4%
Communications Equipment - 0.9%
Cisco Systems, Inc. (a)	20,500	334,150
Motorola, Inc.	20,000	88,600
		422,750
Computers & Peripherals - 1.9%
Hewlett-Packard Co.	12,500	453,625
International Business Machines Corp.	3,000	252,480
NCR Corp. (a)	11,600	164,024
		870,129
Electronic Equipment & Components - 1.4%
Amphenol Corp. Class A	1,400	33,572
Arrow Electronics, Inc. (a)	7,700	145,068
Avnet, Inc. (a)	13,700	249,477
Flextronics International Ltd. (a)	21,300	54,528
Tyco Electronics Ltd.	8,982	145,598
		628,243
Internet Software & Services - 0.3%
VeriSign, Inc. (a)	7,000	133,560
IT Services - 0.4%
Lender Processing Services, Inc.	3,400	100,130
The Western Union Co.	5,100	73,134
		173,264
Semiconductors & Semiconductor Equipment - 1.5%
Applied Materials, Inc.	15,500	157,015
ASML Holding NV (NY Shares)	4,700	84,929
Atmel Corp. (a)	23,600	73,868
Lam Research Corp. (a)	6,800	144,704
Maxim Integrated Products, Inc.	6,600	75,372
MEMC Electronic Materials, Inc. (a)	3,200	45,696
Novellus Systems, Inc. (a)	8,000	98,720
ON Semiconductor Corp. (a)	4,100	13,940
		694,244
TOTAL INFORMATION TECHNOLOGY		2,922,190
MATERIALS - 2.6%
Chemicals - 0.3%
Albemarle Corp.	6,710	149,633

	Shares	Value
Containers & Packaging - 0.4%
Owens-Illinois, Inc. (a)	4,900	$ 133,917
Temple-Inland, Inc.	6,100	29,280
		163,197
Metals & Mining - 1.9%
Agnico-Eagle Mines Ltd.	2,300	118,658
ArcelorMittal SA (NY Shares) Class A	4,700	115,573
Commercial Metals Co.	5,900	70,033
Freeport-McMoRan Copper & Gold, Inc. Class B	4,600	112,424
Lihir Gold Ltd. (a)	35,537	78,142
Newcrest Mining Ltd.	8,227	199,744
Randgold Resources Ltd. sponsored ADR	4,000	175,680
		870,254
TOTAL MATERIALS		1,183,084
TELECOMMUNICATION SERVICES - 6.9%
Diversified Telecommunication Services - 6.9%
AT&T, Inc.	60,140	1,713,990
Cincinnati Bell, Inc. (a)	45,500	87,815
Qwest Communications International, Inc.	48,300	175,812
Verizon Communications, Inc.	34,700	1,176,330
		3,153,947
UTILITIES - 4.5%
Electric Utilities - 2.5%
Entergy Corp.	5,100	423,963
Exelon Corp.	6,600	367,026
FirstEnergy Corp.	6,500	315,770
		1,106,759
Independent Power Producers & Energy Traders - 0.8%
AES Corp. (a)	12,700	104,648
NRG Energy, Inc. (a)	8,600	200,638
Reliant Energy, Inc. (a)	9,500	54,910
		360,196
Multi-Utilities - 1.2%
CMS Energy Corp.	15,900	160,749
Sempra Energy	5,300	225,939
Wisconsin Energy Corp.	4,100	172,118
		558,806
TOTAL UTILITIES		2,025,761
TOTAL COMMON STOCKS (Cost $63,536,985)		45,065,545
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Commercial Banks - 0.1%
Fifth Third Bancorp 8.50%	300	25,608
Convertible Preferred Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 0.0%
CIT Group, Inc. Series C, 8.75%	700	$ 18,711
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $64,265)		44,319
Investment Companies - 0.2%

Ares Capital Corp. (Cost $211,919)	13,996	88,595
Money Market Funds - 0.6%

Fidelity Cash Central Fund, 1.06% (b)	194,575	194,575
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	83,700	83,700
TOTAL MONEY MARKET FUNDS (Cost $278,275)		278,275
Cash Equivalents - 0.1%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.01%, dated 12/31/08 due 1/2/09 (Collateralized by U.S. Treasury Obligations) # (Cost $42,000)	$ 42,000	42,000
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $64,133,444)	45,518,734
NET OTHER ASSETS - (0.2)%	(108,314)
NET ASSETS - 100%	$ 45,410,420
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,950 or 0.0% of net assets.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$42,000 due 1/02/09 at 0.01%
BNP Paribas Securities Corp.	$ 148
Banc of America Securities LLC	4,437
Goldman, Sachs & Co.	28,199
UBS Securities LLC	9,216
$ 42,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 20,039
Fidelity Securities Lending Cash Central Fund	16,315
Total	$ 36,354
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 45,518,734	$ 43,813,991	$ 1,704,743	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.0%
Bermuda	3.9%
Switzerland	3.1%
United Kingdom	1.4%
Canada	1.0%
Others (individually less than 1%)	3.6%
100.0%
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $11,836,329 all of which will expire on December 31, 2016.
The fund intends to elect to defer its fiscal year ending December 31, 2009 approximately $2,990,532 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including securities loaned of $84,444 and repurchase agreements of $42,000) - See accompanying schedule: Unaffiliated issuers (cost $63,855,169)	$ 45,240,459
Fidelity Central Funds (cost $278,275)	278,275
Total Investments (cost $64,133,444)		$ 45,518,734
Cash		5
Receivable for investments sold		235,775
Receivable for fund shares sold		9,148
Dividends receivable		83,603
Distributions receivable from Fidelity Central Funds		450
Prepaid expenses		606
Other receivables		138
Total assets		45,848,459

Liabilities
Payable for investments purchased	$ 247,987
Payable for fund shares redeemed	33,279
Accrued management fee	20,715
Distribution fees payable	492
Other affiliated payables	5,421
Other payables and accrued expenses	46,445
Collateral on securities loaned, at value	83,700
Total liabilities		438,039

Net Assets		$ 45,410,420
Net Assets consist of:
Paid in capital		$ 80,133,947
Undistributed net investment income		43,927
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,153,069)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(18,614,385)
Net Assets		$ 45,410,420

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($18,847,415 ÷ 2,517,923 shares)	$ 7.49

Service Class: Net Asset Value, offering price and redemption price per share ($955,767 ÷ 127,767 shares)	$ 7.48

Service Class 2: Net Asset Value, offering price and redemption price per share ($2,001,254 ÷ 268,182 shares)	$ 7.46

Investor Class: Net Asset Value, offering price and redemption price per share ($23,605,984 ÷ 3,157,238 shares)	$ 7.48

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 1,686,585
Interest		183
Income from Fidelity Central Funds		36,354
Total income		1,723,122

Expenses
Management fee	$ 370,251
Transfer agent fees	80,924
Distribution fees	12,170
Accounting and security lending fees	26,009
Custodian fees and expenses	33,669
Independent trustees' compensation	322
Audit	47,084
Legal	777
Miscellaneous	6,133
Total expenses before reductions	577,339
Expense reductions	(312)	577,027
Net investment income (loss)		1,146,095
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(15,569,240)
Investment not meeting investment restrictions	(47)
Foreign currency transactions	(1,902)
Payment from investment advisor for loss on investment not meeting investment restrictions	272
Total net realized gain (loss)		(15,570,917)
Change in net unrealized appreciation (depreciation) on: Investment securities	(23,671,273)
Assets and liabilities in foreign currencies	(23)
Total change in net unrealized appreciation (depreciation)		(23,671,296)
Net gain (loss)		(39,242,213)
Net increase (decrease) in net assets resulting from operations		$ (38,096,118)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,146,095	$ 1,020,800
Net realized gain (loss)	(15,570,917)	5,681,847
Change in net unrealized appreciation (depreciation)	(23,671,296)	(3,353,550)
Net increase (decrease) in net assets resulting from operations	(38,096,118)	3,349,097
Distributions to shareholders from net investment income	(1,069,463)	(1,022,650)
Distributions to shareholders from net realized gain	(105,299)	(7,264,777)
Total distributions	(1,174,762)	(8,287,427)
Share transactions - net increase (decrease)	6,466,333	5,228,300
Total increase (decrease) in net assets	(32,804,547)	289,970

Net Assets
Beginning of period	78,214,967	77,924,997
End of period (including undistributed net investment income of $43,927 and undistributed net investment income of $9,748, respectively)	$ 45,410,420	$ 78,214,967

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 13.89	$ 14.82	$ 13.30	$ 12.28	$ 11.20
Income from Investment Operations
Net investment income (loss) C	.20	.20	.15	.13	.10 F
Net realized and unrealized gain (loss)	(6.39)	.48	1.86	1.11	1.59
Total from investment operations	(6.19)	.68	2.01	1.24	1.69
Distributions from net investment income	(.19)	(.21)	(.13)	(.07)	(.08)
Distributions from net realized gain	(.02)	(1.40)	(.37)	(.16)	(.53)
Total distributions	(.21)	(1.61)	(.49) I	(.22) H	(.61)
Net asset value, end of period	$ 7.49	$ 13.89	$ 14.82	$ 13.30	$ 12.28
Total Return A, B	(44.61)%	4.56%	15.18%	10.18%	15.15%
Ratios to Average Net Assets D, G
Expenses before reductions	.81%	.80%	.84%	.98%	2.07%
Expenses net of fee waivers, if any	.81%	.80%	.84%	.85%	1.00%
Expenses net of all reductions	.81%	.80%	.83%	.81%	.96%
Net investment income (loss)	1.79%	1.27%	1.09%	1.00%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,847	$ 30,300	$ 42,725	$ 37,465	$ 1,944
Portfolio turnover rate E	95%	98%	94%	75%	121%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.22 per share is comprised of distributions from net investment income of $.066 and distributions from net realized gain of $.155 per share.

I Total distributions of $.49 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.365 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 13.86	$ 14.80	$ 13.28	$ 12.26	$ 11.19
Income from Investment Operations
Net investment income (loss) C	.19	.18	.14	.10	.09 F
Net realized and unrealized gain (loss)	(6.38)	.48	1.86	1.13	1.59
Total from investment operations	(6.19)	.66	2.00	1.23	1.68
Distributions from net investment income	(.17)	(.20)	(.12)	(.05)	(.08)
Distributions from net realized gain	(.02)	(1.40)	(.37)	(.16)	(.53)
Total distributions	(.19)	(1.60)	(.48) I	(.21) H	(.61)
Net asset value, end of period	$ 7.48	$ 13.86	$ 14.80	$ 13.28	$ 12.26
Total Return A, B	(44.69)%	4.43%	15.11%	10.10%	15.08%
Ratios to Average Net Assets D, G
Expenses before reductions	.90%	.89%	.93%	1.42%	2.17%
Expenses net of fee waivers, if any	.90%	.89%	.93%	.97%	1.10%
Expenses net of all reductions	.90%	.89%	.93%	.93%	1.06%
Net investment income (loss)	1.70%	1.18%	1.00%	.78%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 956	$ 2,577	$ 2,458	$ 2,137	$ 1,941
Portfolio turnover rate E	95%	98%	94%	75%	121%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.155 per share.

I Total distributions of $.48 per share is comprised of distributions from net investment income of $.116 and distributions from net realized gain of $.365 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 13.80	$ 14.75	$ 13.25	$ 12.23	$ 11.18
Income from Investment Operations
Net investment income (loss) C	.18	.15	.12	.08	.07 F
Net realized and unrealized gain (loss)	(6.35)	.48	1.84	1.13	1.59
Total from investment operations	(6.17)	.63	1.96	1.21	1.66
Distributions from net investment income	(.15)	(.18)	(.10)	(.04)	(.08)
Distributions from net realized gain	(.02)	(1.40)	(.37)	(.16)	(.53)
Total distributions	(.17)	(1.58)	(.46)I	(.19)H	(.61)
Net asset value, end of period	$ 7.46	$ 13.80	$ 14.75	$ 13.25	$ 12.23
Total Return A, B	(44.77)%	4.22%	14.86%	9.98%	14.91%
Ratios to Average Net Assets D, G
Expenses before reductions	1.05%	1.07%	1.14%	1.60%	2.32%
Expenses net of fee waivers, if any	1.05%	1.07%	1.10%	1.12%	1.25%
Expenses net of all reductions	1.05%	1.06%	1.09%	1.08%	1.21%
Net investment income (loss)	1.55%	1.01%	.83%	.63%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,001	$ 5,724	$ 4,467	$ 2,957	$ 2,581
Portfolio turnover rate E	95%	98%	94%	75%	121%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.19 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.155 per share.

I Total distributions of $.46 per share is comprised of distributions from net investment income of $.099 and distributions from net realized gain of $.365 per share.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.87	$ 14.81	$ 13.30	$ 12.72
Income from Investment Operations
Net investment income (loss) E	.19	.18	.14	.05
Net realized and unrealized gain (loss)	(6.38)	.48	1.86	.61
Total from investment operations	(6.19)	.66	2.00	.66
Distributions from net investment income	(.18)	(.20)	(.12)	(.05)
Distributions from net realized gain	(.02)	(1.40)	(.37)	(.03)
Total distributions	(.20)	(1.60)	(.49)K	(.08)J
Net asset value, end of period	$ 7.48	$ 13.87	$ 14.81	$ 13.30
Total ReturnB, C, D	(44.67)%	4.41%	15.06%	5.20%
Ratios to Average Net Assets F, I
Expenses before reductions	.90%	.91%	.97%	1.15%A
Expenses net of fee waivers, if any	.90%	.91%	.97%	1.00%A
Expenses net of all reductions	.90%	.91%	.96%	.96%A
Net investment income (loss)	1.71%	1.16%	.96%	.87%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,606	$ 39,614	$ 28,274	$ 4,279
Portfolio turnover rate G	95%	98%	94%	75%

A Annualized.

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.08 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.030 per share.

K Total distributions of $.49 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $.365 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Value Leaders Portfolio (the Fund) is a fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed at the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,881,059
Unrealized depreciation	(21,821,646)
Net unrealized appreciation (depreciation)	(19,940,587)
Undistributed ordinary income	43,927
Capital loss carryforward	(11,836,329)

Cost for federal income tax purposes	$ 65,459,321

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007

Ordinary Income	$ 1,174,762	$ 4,137,604
Long-term Capital Gains	-	4,149,823
Total	$ 1,174,762	$ 8,287,427

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $69,594,542 and $62,963,741, respectively.

The Fund realized a gain and loss of $225 and $272 respectively, on sales of investments which did not meet the investment restrictions of the Fund. The loss of $272 was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,926
Service Class 2	10,244
$ 12,170

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 22,094
Service Class	1,346
Service Class 2	2,832
Investor Class	54,652
$ 80,924

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,087 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $146 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $16,315.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $312 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were owners of record of 98% of the total outstanding shares of the Fund.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $975, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 460,521	$ 414,412
Service Class	21,104	33,342
Service Class 2	38,328	66,023
Investor Class	549,510	508,873
Total	$ 1,069,463	$ 1,022,650
From net realized gain
Initial Class	$ 38,367	$ 2,949,447
Service Class	3,720	236,266
Service Class 2	8,161	513,410
Investor Class	55,051	3,565,654
Total	$ 105,299	$ 7,264,777

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	1,249,574	386,276	$ 15,002,246	$ 5,999,493
Reinvestment of distributions	66,157	238,214	498,888	3,363,859
Shares redeemed	(979,932)	(1,325,141)	(10,972,093)	(20,301,341)
Net increase (decrease)	335,799	(700,651)	$ 4,529,041	$ (10,937,989)
Service Class
Shares sold	-	642	$ -	$ 10,000
Reinvestment of distributions	3,185	19,187	24,823	269,608
Shares redeemed	(61,406)	-	(584,123)	-
Net increase (decrease)	(58,221)	19,829	$ (559,300)	$ 279,608
Service Class 2
Shares sold	45,542	109,446	$ 514,841	$ 1,673,062
Reinvestment of distributions	5,912	41,439	46,489	579,433
Shares redeemed	(198,033)	(39,041)	(2,015,823)	(613,049)
Net increase (decrease)	(146,579)	111,844	$ (1,454,493)	$ 1,639,446
Investor Class
Shares sold	1,143,976	1,493,436	$ 13,354,389	$ 22,999,503
Reinvestment of distributions	79,773	290,097	604,561	4,074,527
Shares redeemed	(923,568)	(836,226)	(10,007,865)	(12,826,795)
Net increase (decrease)	300,181	947,307	$ 3,951,085	$ 14,247,235

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Value Leaders Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Value Leaders Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Value Leaders Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006- 2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008- present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2, and Investor Class designates 28% and 100% of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	82,890,712.47	95.991
Withheld	3,461,988.43	4.009
TOTAL	86,352,700.90	100.000
Dennis J. Dirks
Affirmative	82,970,372.75	96.083
Withheld	3,382,328.15	3.917
TOTAL	86,352,700.90	100.000
Edward C. Johnson 3d
Affirmative	82,689,162.78	95.757
Withheld	3,663,538.12	4.243
TOTAL	86,352,700.90	100.000
Alan J. Lacy
Affirmative	83,041,222.35	96.165
Withheld	3,311,478.55	3.835
TOTAL	86,352,700.90	100.000
Ned C. Lautenbach
Affirmative	82,983,853.72	96.099
Withheld	3,368,847.18	3.901
TOTAL	86,352,700.90	100.000
Joseph Mauriello
Affirmative	83,138,122.14	96.277
Withheld	3,214,578.76	3.723
TOTAL	86,352,700.90	100.000
Cornelia M. Small
Affirmative	83,095,438.06	96.228
Withheld	3,257,262.84	3.772
TOTAL	86,352,700.90	100.000
William S. Stavropoulos
Affirmative	82,929,113.95	96.035
Withheld	3,423,586.95	3.965
TOTAL	86,352,700.90	100.000
David M. Thomas
Affirmative	83,095,487.87	96.228
Withheld	3,257,213.03	3.772
TOTAL	86,352,700.90	100.000
Michael E. Wiley
Affirmative	83,048,523.75	96.174
Withheld	3,304,177.15	3.826
TOTAL	86,352,700.90	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	74,393,635.26	86.151
Against	8,745,543.59	10.128
Abstain	3,213,522.05	3.721
TOTAL	86,352,700.90	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Leaders Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Value Leaders Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the second quartile for the one-year period and the first quartile for the three-year period. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Value Leaders Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2007, and the total expenses of Service Class 2 ranked above its competitive median for 2007. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VVL-ANN-0209
1.796594.105

Item 2. Code of Ethics

As of the end of the period, December 31, 2008, Variable Insurance Products Fund IV (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Emerging Markets Portfolio (the "Fund"):

Services Billed by Deloitte Entities

December 31, 2008 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Emerging Markets Portfolio	$40,000	$-	$5,700	$-

December 31, 2007 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Emerging Markets Portfolio	$-	$-	$-	$-

A Amounts may reflect rounding.

B Emerging Markets Portfolio commenced operations on January 23, 2008.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Consumer Discretionary Portfolio, Consumer Staples Portfolio, Energy Portfolio, Financial Services Portfolio, Growth Stock Portfolio, Health Care Portfolio, Industrials Portfolio, International Capital Appreciation Portfolio, Materials Portfolio, Real Estate Portfolio, Technology Portfolio, Telecommunications Portfolio, Utilities Portfolio, and Value Leaders Portfolio (the "Funds"):

Services Billed by PwC

December 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Consumer Discretionary Portfolio	$35,000	$-	$4,500	$1,500
Consumer Staples Portfolio	$29,000	$-	$3,100	$1,500
Energy Portfolio	$35,000	$-	$4,500	$2,000
Financial Services Portfolio	$35,000	$-	$5,900	$1,500
Growth Stock Portfolio	$41,000	$-	$4,700	$1,500
Health Care Portfolio	$37,000	$-	$4,500	$1,500
Industrials Portfolio	$33,000	$-	$4,500	$1,500
International Capital Appreciation Portfolio	$43,000	$-	$5,100	$1,500
Materials Portfolio	$29,000	$-	$3,100	$1,500
Real Estate Portfolio	$42,000	$-	$5,500	$1,500
Technology Portfolio	$34,000	$-	$4,500	$1,500
Telecommunications Portfolio	$29,000	$-	$3,100	$1,500
Utilities Portfolio	$34,000	$-	$4,500	$1,500
Value Leaders Portfolio	$39,000	$-	$6,100	$1,500

December 31, 2007 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Consumer Discretionary Portfolio	$36,000	$-	$2,100	$1,200
Consumer Staples Portfolio	$29,000	$-	$2,100	$600
Energy Portfolio	$36,000	$-	$2,100	$1,500
Financial Services Portfolio	$37,000	$-	$2,100	$1,200
Growth Stock Portfolio	$45,000	$-	$2,900	$1,200
Health Care Portfolio	$34,000	$-	$2,100	$1,300
Industrials Portfolio	$36,000	$-	$2,100	$1,200
International Capital Appreciation Portfolio	$43,000	$-	$2,900	$1,200
Materials Portfolio	$29,000	$-	$2,100	$600
Real Estate Portfolio	$45,000	$-	$2,900	$1,400
Technology Portfolio	$35,000	$-	$2,100	$1,300
Telecommunications Portfolio	$29,000	$-	$2,100	$600
Utilities Portfolio	$35,000	$-	$2,100	$1,300
Value Leaders Portfolio	$43,000	$-	$2,900	$1,300

A Amounts may reflect rounding.

B Consumer Staples Portfolio, Materials Portfolio and Telecommunications Portfolio commenced operations on April 24, 2007.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2008A,B	December 31, 2007A,B
Audit-Related Fees	$815,000	$-
Tax Fees	$2,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to Emerging Market Portfolio's commencement of operations.

Services Billed by PwC

	December 31, 2008A	December 31, 2007A
Audit-Related Fees	$2,340,000	$-
Tax Fees	$2,000	$-
All Other Fees	$190,000	$215,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2008 A	December 31, 2007 A
PwC	$3,040,000	$1,520,000
Deloitte Entities	$1,325,000B	$730,000B

A Amounts may reflect rounding.

B May include amounts billed prior to Emerging Market Portfolio's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No. 1, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Fidelity fund's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund IV

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 11, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 11, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	March 11, 2009